UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FORTUNE INDUSTRIES, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No Fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

Common Stock, Without Par Value, of Fortune Industries, Inc. and Class C Preferred Stock of Fortune Industries, Inc.

2.	Aggregate number of securities to which transaction applies:

12,287,290 outstanding shares of Common Stock as of March 8, 2013 plus 2,306,000 shares of Common Stock that are issuable upon the exercise of outstanding warrants (including currently unvested options that will become vested at the effective time of the merger, all of which will be cancelled at the time of the Merger for no consideration) and 296,180 Class C Preferred Shares.

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

The proposed maximum aggregate value of the transaction, for purposes only of calculating the filing fee, is $13,789,134 which is the sum of (1) product of 92,981 shares of Common Stock outstanding as of April 17, 2012 that are proposed to be converted into the right to receive the merger consideration, multiplied by the merger consideration of $0.61 per share; (2) 7,344,687 shares of Common Stock and 296,180 of Class C Preferred Shares which are being acquired for a combination: (i) $7,000,000 in cash, (ii) a promissory note in the principal amount of $6,300,000 and common shares of the Parent acquiring company equal to approximately 22% of its total outstanding shares valued at approximately $441,343. The filing fee, calculated in accordance with Exchange Act Rule 0-1 1(c)(1) and the Commission’s Fee Rate Advisory for Fiscal Year 2012, equals the proposed maximum aggregate value of the transaction multiplied by .00011460 ($114.60 per million dollars).

4.	Proposed maximum aggregate value of transaction: $13,789,134.

5.	Total fee paid: $ 1,466.66.

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:	$1,466.66

(2)	Form, Schedule or Registration Statement No.:	Schedule 14A

(3)	Filing Party:	Fortune Industries, Inc.

(4)	Date Filed:	May 22, 2012

Dear Fortune Industries Shareholder:

At a special meeting of the Shareholders (described in the accompanying Notice and Proxy Statement), we will ask you to consider and vote upon a proposal to adopt the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), as amended, by and among CEP, Inc., a Tennessee corporation, CEP Merger Sub, Inc., a Tennessee corporation and wholly-owned subsidiary of CEP, Inc., and Fortune Industries, Inc., an Indiana corporation (the “Company”). We believe that this transaction creates new opportunities and flexibility for the company and would generate several critical benefits that are urgently needed.

Among other benefits described in the Proxy Statement, your approval of the merger between Fortune Industries, Inc. and CEP Merger Sub, Inc. would result in the following:

·	Each record and beneficial owner of the Company Common Stock (the “Holder”) holding fewer than five hundred one (501) shares thereof on the date of the Merger Agreement and until immediately prior to the effective time of the Merger (the “Effective Time”) (including any heir or devisee of such Holder holding such shares pursuant to the laws of descent and distribution in that Holder’s domicile), such Holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share, without interest and less any applicable withholding taxes (the “Small Block Holders”) (a 22% premium over the volume weighted-average closing price of our Common Stock during the 30 trading days before the Company’s board approved the transaction);
·	Each Holder of Company Common Stock that does not meet the conditions to qualify as a Small Block Holder will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the surviving company in the Merger and which will continue to be called Fortune Industries, Inc. (the “Large Block Holders”);
·	Elimination of the perpetual dividend on the Series C Preferred Stock which, if left in place, would reduce earnings available to Common Shareholders, by $1,356,653 in fiscal year 2012 and is scheduled to reduce earnings by $1,627,984 in fiscal year 2013 and $1,899,314 in fiscal year 2014 and each year thereafter. The new transaction structure is projected to increase cash flow by $347,405 over the next five years and by $1,899,314 each year once the term debt and promissory note have been extinguished;
·	Elimination of the security interest granted by the late Carter M. Fortune (“Mr. Fortune”) to Indiana Bank and Trust, which has since been acquired by Old National Bank (the “Bank”) as collateral security for indebtedness unrelated to the Surviving Company (“Mr. Fortune’s Estate’s Loan”). As noted in the risk factors of the Company’s December 31, 2011, March 31, 2012 and September 30, 2012 Form 10-Q filings and the Company’s June 30, 2012 Form 10-K filing, Mr. Fortune’s Preferred and Common Stock, which has been transferred to Mr. Fortune’s estate and the Carter M. Fortune Living Trust (collectively, the “Fortune Interests”), respectively, and are held as collateral by the Bank for Mr. Fortune’s Estate’s Loan. Future default on these obligations by The Fortune Interests could have a material adverse effect on the Company’s (a) operations (because Mr. Fortune had guaranteed certain collateral obligations for the Company which could be denied at renewal), (b) capital structure and (c) corporate governance. If the Bank were to exercise one or more remedies with respect to Mr. Fortune’s Estate’s Loan, the Bank may be entitled to take title to the Fortune Interest’s Preferred and Common Stock which could result in the Bank becoming the Company’s majority Shareholder. There is a strong possibility that the Bank would want to liquidate its holdings in a sale to the highest bidder. In such event, it is unlikely that a buyer of the Company’s Preferred and Common Stock held by the Bank would pay additional consideration to the common Shareholders after paying for the value of the Preferred Stock. In addition, any other future event that may cause a disruption in our primary Shareholder’s ownership of his Preferred or Common Stock could also have a material adverse effect on the Company’s (a) operations, (b) capital structure and (c) corporate governance. With respect to the insiders and management, in the event the Bank exercised its rights to obtain control of the company, there is no assurance that a board of directors elected by a new control shareholder would ask the Company’s current management team to continue leading the Company and, likewise, no assurance that the change of control transaction described in this document would be completed by CEP, Inc. Additional risks to the Company and its Shareholders are noted related to this factor: a) The maturity date of Mr. Fortune’s Estate’s Loan was August 31, 2012, and the Fortune Interests are currently working with the Bank to extend the maturity date to March 31, 2013 (and there can be no assurance the maturity date will be extended by the Bank); b) Section 8.8 of Mr. Fortune’s Estate’s Loan currently includes a provision that requires the borrower to use its best efforts to sell its interest in the Company in the event Mr. Fortune’s Estate’s Loan remains outstanding on August 31, 2012 and c) The Fortune Interests were unable to pay off Mr. Fortune’s Estate’s Loan to the Bank at August 31, 2012;
·	CEP, Inc., which is majority-owned by Tena Mayberry, the Company’s President and Chief Executive Officer and Randy Butler, the Company’s Chief Financial Officer and Treasurer, will become the majority Shareholder of Fortune Industries, Inc., moving the control of the Company to the current senior management team that has deep knowledge of the Company’s operations and a proven performance record; and

·	Fortune Industries, Inc. intends to reduce its record Shareholder count to below 300, will cease being an SEC reporting company and will cease being listed on the NYSE MKT, which is expected to eliminate compliance costs estimated to be approximately $150,000 annually.

Your Board of Directors, acting upon the unanimous recommendation of a special committee of independent directors, unanimously approved the Merger Agreement and determined that this proposed transaction is advisable and fair to, and in the best interests of, the Company and its Unaffiliated Shareholders. We believe when you read this Proxy Statement in its entirety, you will see why this proposed transaction is important for this Company’s future. We and the Board of Directors urge you to vote in favor of the Merger Agreement and the proposed transaction therein.

Very truly yours,

Tena Mayberry	Randy Butler
President and Chief Executive Officer	Chief Financial Officer and Treasurer

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION

Dated ________, 2013

FORTUNE INDUSTRIES, INC.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON ______________, 2013

TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of Fortune Industries, Inc. (the “Company”), will be held on ________, 2013 at local time at our corporate offices located at 6402 Corporate Drive, Indianapolis, Indiana 46278 (the “Special Meeting”) for the following purposes:

1.          to consider and vote on a proposal to adopt and approve an Agreement and Plan of Merger, dated as of March 26, 2012, as amended on May 16, 2012, (the “Merger Agreement”), by and among CEP, Inc., a Tennessee corporation (“Parent”), CEP Merger Sub Inc., a Tennessee corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, and approve the merger contemplated thereby;

2.          To approve the adjournment of the Special Meeting, if necessary or appropriate, for any reason; and

3.          To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The accompanying Proxy Statement describes the Merger Agreement (a copy of which is attached as Annex A to the Proxy Statement), the proposed Merger (defined below) and the actions to be taken in connection with the Merger. In addition, you may obtain information about the Company from the other documents that we file with the Securities and Exchange Commission, including the Schedule 13e-3 Transaction Statement filed in connection with the Merger.

At the Special Meeting, we will ask you to consider and vote upon a proposal to adopt the Merger Agreement and approve the merger contemplated thereby. If the merger is completed, the Merger Sub will merge with and into the Company (the “Merger”) and the Company (as the Surviving Company) will become a majority-owned subsidiary of Parent. Additionally, each record and beneficial owner of the Company Common Stock (the “Holder”) holding fewer than five hundred one (501) shares thereof on the date of the Merger Agreement and until immediately prior to the effective time of the Merger (the “Effective Time”) (including any heir or devisee of such Holder holding such shares pursuant to the laws of descent and distribution in that Holder’s domicile), such Holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Merger Consideration”), without interest and less any applicable withholding taxes (the “Small Block Holders”). The following shares of Company Common Stock will not be converted into the right to receive the Merger Consideration in connection with the Merger: (a) shares held by the Company as treasury stock and (b) Each Holder of Company Common Stock that does not meet the conditions to qualify as a Small Block Holder (“Large Block Holders”). Large Block Holders will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger and which will continue to be called Fortune Industries, Inc. The Merger Consideration of $0.61 per Share represents a 33% premium over the $0.46 per share closing price of Company Common Stock on March 23, 2012 (the last trading day before Parent’s proposal to take the Company private and a 22% premium over the volume weighted-average closing price of Company Common Stock of $0.50 per share during the 30 trading days ending on that date. The highest and lowest trading price of Company Common Stock during the 12 months prior to March 23, 2012 was $0.90 per share and $0.30 per share, respectively, and the volume weighted-average closing price of Company Common Stock with respect to this period was $0.61 per share.

When the Merger is effective, Parent will be owned by Tena Mayberry, who is the Company’s President and Chief Executive Officer and Randy Butler, the Company’s Chief Financial Officer and Treasurer (collectively, the “Rollover Shareholders”). As of the Record Date, the Rollover Shareholders beneficially own, in the aggregate, approximately 80,000 shares of the Company Common Stock, which represents less than 1% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Carter M. Fortune Living Trust (the “Trust”), which owns all of the shares formerly held by the late Carter M. Fortune (“Mr. Fortune”), directly and through its ownership of 14 West, LLC, owns approximately 7,344,687 shares of Company Common Stock as of the Record Date, representing approximately 60% of the shares of Company Common Stock entitled to vote at the Special Meeting. (Mr. Fortune’s estate and the Trust will hereafter collectively be referred to as the “Fortune Interests.”). The Rollover Shareholders entered into a voting agreement with Mr. Fortune prior to his death whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement (the “Voting Agreement”), but, based on the votes represented by the Fortune Interests, we anticipate that the Merger and the Merger Agreement will be approved without adjournment of the Special Meeting, irrespective of whether any other of the Company’s shareholders vote. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured. Immediately prior to the effective date of the Merger, the Rollover Shareholders have agreed to contribute 80,000 shares of Company Common Stock beneficially owned by the Rollover Shareholders to Parent in exchange for 100% ownership of Parent, and the late Mr. Fortune previously agreed to contribute 7,344,687 shares of Company Common Stock and 100% of his Company Preferred Stock beneficially owned by him to Parent in exchange for $7 million cash and a promissory note in the amount of $6.3 million. The shares of the Company Preferred Stock contributed by the Fortune Interests will be converted to common stock of the Surviving Corporation when the Merger is effective.

Upon the effectiveness of the Merger, CEP will own approximately 91.2% of the Company Common Stock and the Large Block Holders will own approximately 8.8% of the Company Common Stock.

The Board, acting upon the unanimous recommendation of a special committee of independent directors, unanimously approved the Merger Agreement and the Merger, and determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the unaffiliated shareholders, which are all of the Company’s shareholders excluding (1) the Rollover Shareholders, (2) the Fortune Interests, (3) our other directors and executive officers, and (4) to the extent that they own shares of our Common Stock, affiliates of the Company (the “Unaffiliated Shareholders”). Accordingly, the Board recommends that you (1) vote FOR adoption of the Merger Agreement and approval of the Merger; and (2) vote FOR the adjournment of the Special Meeting to a later date, if necessary or appropriate, for any reason.

Only Shareholders of record at the close of business on _________, 2013, the record date for the Special Meeting, will receive notice of, and be entitled to vote at, the Special Meeting and any adjournment or postponement thereof. Each Shareholder is entitled to one vote for each share of Company Common Stock held by the Shareholder on the record date. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting will constitute a quorum for the transaction of business. In addition, adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock entitled to vote at the Special Meeting.

Whether or not you are able to be present in person, we encourage you to vote by completing, signing, dating and promptly returning the enclosed proxy card, which requires no postage if mailed in the United States. You may revoke your proxy in the manner described in the accompanying Proxy Statement at any time before it is voted at the Special Meeting. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Merger or passed upon the merits or fairness of the Merger or upon the accuracy or adequacy of the information contained in the attached Proxy Statement. Any representation to the contrary is a criminal offense.

The attached Proxy Statement is dated _________, 2013, and is first being mailed to Shareholders on or about _______, 2013.

By Order of the Board of Directors,
/s/ Carolynn V. Hill
Secretary

Please do not send in any certificates for your Shares at this time. If the Merger is approved, you will receive a letter of transmittal and related instructions for delivery of your share certificate to the paying agent.

FORTUNE INDUSTRIES, INC.

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON _____________, 2013

The date of this Proxy Statement is _______, 2013.

INTRODUCTION

Fortune Industries, Inc., an Indiana corporation, is furnishing this Proxy Statement (this “Proxy Statement”) to holders of shares of its Common Stock, $0.10 par value (the “Common Stock” or “Shares”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Special Meeting of its Shareholders (the “Special Meeting”), to be held at the Company’s corporate offices located at 6402 Corporate Drive , Indianapolis, Indiana 46278 on _________, 2013, at ________ local time, and at any adjournment or postponement thereof. For purposes of this Proxy Statement and the enclosed proxy card, references to “the Company,” “we,” “us” and “our” refer to Fortune Industries, Inc.

The Special Meeting has been called to consider and vote upon a proposal to adopt an Agreement and Plan of Merger, dated as of March 26, 2012 as amended on May 16, 2012, (the “Merger Agreement”), by and among CEP, Inc., a Tennessee corporation (“Parent”), CEP Merger Sub Inc., a Tennessee corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, and approve the merger contemplated thereby. If the merger is completed, the Merger Sub will merge with and into the Company (the “Merger”) and the Company (as the Surviving Company) will become a majority-owned subsidiary of Parent. Additionally, each record and beneficial owner of the Company Common Stock (the “Holder”) holding fewer than five hundred one (501) shares thereof on the date of the Merger Agreement and until immediately prior to the Effective Time (including any heir or devisee of such Holder holding such shares pursuant to the laws of descent and distribution in that Holder’s domicile), such Holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Per Share Amount” or “Merger Consideration”), without interest and less any applicable withholding taxes (the “Small Block Holders”). The following shares of Company Common Stock will not be converted into the right to receive the Merger Consideration in connection with the Merger: (a) shares held by the Company as treasury stock and (b) Each Holder of Company Common Stock that does not meet the conditions to qualify as a Small Block Holder (“Large Block Holders”). Large Block Holders will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger and which will continue to be called Fortune Industries, Inc. The Merger Consideration of $0.61 per Share represents a 33% premium over the $0.46 per share closing price of Company Common Stock on March 23, 2012 (the last trading day before Parent’s proposal to take the Company private and a 22% premium over the volume weighted-average closing price of Company Common Stock of $0.50 per share during the 30 trading days ending on that date. The highest and lowest trading price of Company Common Stock during the 12 months prior to March 23, 2012 was $0.90 per share and $0.30 per share, respectively, and the volume weighted-average closing price of Company Common Stock with respect to this period was $0.61 per share. When the term “Shareholders” is used in this Proxy Statement, it includes both Small Block Holders and Large Block Holders.

Parent is owned by Tena Mayberry, the President and Chief Executive Officer of the Company (“Tena Mayberry” or “Ms. Mayberry”) and Randy Butler, the Chief Financial Officer and Treasurer of the Company (“Randy Butler” or “Mr. Butler”) (together, the “Rollover Shareholders”). Parent, Merger Sub, Ms. Mayberry and Mr. Butler are sometimes collectively referred to in this Proxy Statement as the “Acquiror Filing Persons,” and the Rollover Shareholders control all of the Acquiror Filing Persons. As of August 22, 2012, Mr. Fortune is no longer an Acquiror Filing Person.

As of the close of business on _________, 2013, the record date for the Special Meeting, the Rollover Shareholders beneficially own, in the aggregate, approximately 80,000 shares of the outstanding shares of Company Common Stock, which represents less than 1% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Fortune Interests own approximately 7,344,687 shares of Company Common Stock as of the Record Date, representing approximately 60% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders entered into the Voting Agreement with Mr. Fortune prior to his death whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement, but, based on the votes represented by the Fortune Interests, we anticipate that the Merger and the Merger Agreement will be approved without adjournment of the Special Meeting, irrespective of whether any other of the Company’s shareholders vote. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured. Immediately prior to the effective date of the Merger, the Rollover Shareholders have agreed to contribute 80,000 shares of Company Common Stock beneficially owned by the Rollover Shareholders to Parent in exchange for 100% ownership of Parent, and the late Mr. Fortune previously agreed to contribute 7,344,687 shares of Company Common Stock and 100% of his Company Preferred Stock beneficially owned by him to Parent in exchange for $7 million cash and a promissory note in the amount of $6.3 million. The shares of the Company Preferred Stock contributed by the Fortune Interests will be converted to common stock of the Surviving Corporation when the Merger is effective.

The amount of the Merger Consideration was the result of negotiations between the Acquiror Filing Persons and their respective advisors, on the one hand, and a special committee (the “Special Committee”) of the Board of Directors of the Company (the “Board”) and its advisors, on the other hand. Because of the Rollover Shareholders and the non-independent directors’ relationships with the Company and the Rollover Shareholders’ ownership of Parent, the Board formed the Special Committee to represent the interests of the shareholders of the Company other than the Rollover Shareholders and the Fortune Interests.

 This Proxy Statement and the accompanying Proxy Card are first being sent to Shareholders of the Company on or about __________, 2013.

The proposed Merger has not been approved or disapproved by the Securities and Exchange Commission (“SEC”) or any state securities authority, nor has the SEC or any state authority passed upon the fairness or merits of the proposed Merger or upon the accuracy or adequacy of the information contained in this Proxy Statement. Any representation to the contrary is a criminal offense. Shareholders should rely only on the information contained in or referenced in this Proxy Statement as being authorized by the Company. The Company has not authorized anyone to provide its Shareholders with additional or different information. The Company takes no responsibility for and provides no assurance as to the reliability of any other information that others may give you.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements made in this Proxy Statement contain forward-looking statements, which convey our plans, beliefs and current expectations with respect to, among other things, future events, including the Merger, and our financial performance. The Company often identifies these forward-looking statements by the use of words such as “believe,” “expect,” “continue,” “may,” “will,” “could,” “would,” “potential,” “anticipate,” “estimate,” “project,” “plan,” “intend” or similar words and expressions, but the absence of these words does not necessarily mean that a statement is not forward-looking.

You are cautioned not to place undue reliance on such forward-looking statements and that such forward-looking statements are not guarantees of future performance. The forward-looking statements included in this Proxy Statement and any expectations based on such forward-looking statements are subject to risks and uncertainties and other important factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Moreover, the Company operates in a continually changing business environment, and new risks and uncertainties emerge from time to time. The Company cannot predict these new risks or uncertainties, nor can it assess the impact, if any, that such risks or uncertainties may have on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ from those projected in any forward-looking statement.

The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this Proxy Statement to the extent necessary.

We believe that the following factors, among others, could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the inability to complete the Merger due to the failure to satisfy one or more conditions to the completion of the Merger;

•	the failure of the Merger to close for any other reason;

•	the amount of the fees and expenses related to the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•	diversion of management’s attention from our ongoing business operations by reason of the Merger and the requirement on the part of management to devote substantial attention to actions required under the Merger Agreement to complete the Merger;

•	the possible adverse effect of the Merger on our business and operations and business relationships with third parties;

•	the Merger Agreement’s contractual restrictions on the conduct of our business prior to the completion of the Merger, which may adversely affect our ability to effectively execute our business strategies and attain our financial goals;

•	the possible adverse effect on our business and the price of Company Common Stock if the Merger is not completed in a timely manner or at all;

•	the outcome of any legal proceedings that have been or may be instituted against us and other relating to the Merger; and

•	other risks described in our filings with the SEC, including under the heading “Risk Factors” in this Proxy Statement, and in our Annual Report on Form 10-K for the year ended June 30, 2012 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2011, March 31, 2012, and September 30, 2012, each of which is incorporated by reference into this Proxy Statement.

TABLE OF CONTENTS

SUMMARY	1

The Parties (see page 14)	1
Fortune Industries, Inc. (see page 14)	1
CEP, Inc. (see page 18)	1
CEP Merger Sub, Inc. (see page 18)	1
The Fortune Interests (see page 18)	2
Rollover Shareholders (see page 18)	2
The Special Meeting of the Shareholders of Fortune Industries, Inc. (see page 19)	2
The Special Meeting (see page 19)	2
Record Date for the Special Meeting (see page 19)	3
Required Vote; Calculation of the Vote; Abstentions and Broker Non-Votes (see page 20)	3
Securities Ownership of Fortune Industries, Inc. (see page 21)	3
Special Factors (see page 22)	4
Structure of the Merger (see page 26)	4
The Special Committee (see page 26)	4
Recommendation of the Special Committee and the Board (see page 26)	4
Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board (see page 27)	4
Position of the Acquiror Filing Persons as to the Fairness of the Merger (see page 31)	4
Fairness Opinion of Kraft Analytics, LLC (see page 34)	4
Conduct of the Business of the Company if the Subject Transaction is not Consummated (see page 41)	5
Interests of Certain Persons in the Merger (see page 41)	5
Material U.S. Federal Income Tax Consequences (see page 45)	5
Accounting Treatment (see page 45)	6
The Merger Agreement (see page 46)	6
The Merger (see page 46)	6
Conditions to the Merger (see page 49)	6
The Merger Consideration (see page 50)	7
No Solicitation (see page 51)	7
Termination (see page 52)	7
Termination Fees (see page 53)	8
Expenses (see page 54)	8
Procedures for Exchange of Shares for Merger Consideration (see page 54)	8
Exclusion from Rights of Dissenting Shareholders (see page 54)	9
Questions	9

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER	10

RISK FACTORS	12
Risks Related to the Merger	12
Risks Related to Fortune Industries, Inc.	13

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS	13

THE PARTIES	14
Fortune Industries, Inc.	14
General	14
Operations	14
Customers	15
Competition	15
Vendor Relationships	15
Industry Regulation	15
ERISA Regulations	16
Government Regulation	16
Healthcare Reform Legislation	16
Directors and Executive Officers	17
CEP, Inc.	18
CEP Merger Sub, Inc.	18
The Fortune Interests	18

Rollover Shareholders	19

THE SPECIAL MEETING OF SHAREHOLDERS OF FORTUNE INDUSTRIES, INC.	19
The Special Meeting	19
Record Date for the Special Meeting	19
Purpose of the Special Meeting	19
How to Vote	19
Required Vote; Calculation of Vote; Abstentions and Broker Non-Votes	20
Revocation of Proxy	20
Proxy Solicitation	20
Securities Ownership of Fortune Industries, Inc.	21

SPECIAL FACTORS	22
Background	22
Structure of the Merger	26
The Special Committee	26
Recommendation of the Special Committee and the Board	26
Purpose of the Merger	27
Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board	27
Position of the Acquiror Filing Persons as to the Fairness of the Merger	31
Fairness Opinion of Kraft Analytics, LLC	34
Summary of Analysis Performed by Kraft of the Company and the Merger	36
Certain Effects of the Merger	39
Plans for the Company after the Merger	40
Conduct of the Business of the Company if the Merger is not Consummated	41
Interests of Certain Persons in the Merger	41
The Fortune Interests	41
The Rollover Shareholders	42
Management	42
The Voting Agreement (See Annex C)	43
Contribution Agreements (see Annex D)	43
Voting Intentions of the Directors and Executive Officers of the Company	43
Financing Obtained by Parent in Connection with the Merger	43
Material U.S. Federal Income Tax Consequences	45
Accounting Treatment	45
Expenses of the Merger	45
Provisions for Unaffiliated Shareholders	46
Delisting and Deregistration of the Company Common Stock	46
Litigation Relating to the Merger	46

THE MERGER AGREEMENT	46
The Merger	46
Treatment of Shares of Company Preferred Stock, Company Common Stock and Equity Awards	46
Representations and Warranties	47
Material Adverse Effect Definitions	48
Conditions to the Merger	49
Conditions to Each Party’s Obligations	49
Additional Conditions to Obligations of the Company	49
Additional Conditions to Obligations of Parent and Merger Sub	49
The Merger Consideration	50
Conduct Until the Merger	50
Covenants	50
No Solicitation	51
Termination	52
Termination Fees	53
Amendment and Waiver	53
Indemnification	53
Expenses	54
Procedures for Exchange of Shares for Merger Consideration	54

REGULATORY REQUIREMENTS	54

EXCLUSION FROM RIGHTS OF DISSENTING SHAREHOLDERS	54

SUMMARY CONSOLIDATED FINANCIAL INFORMATION	55
Summary Historical Consolidated Income Statement Data	56
Summary Historical Consolidated Balance Sheet Data	57
Summary Historical Consolidated Cash Flow Data	58
Ratio of Earnings to Fixed Charges	59
Tangible Book Value per Share	59
Pro Forma Data	59
Notes to Unaudited Pro Forma Consolidated Financial Statements	61

TRADING MARKET AND PRICE FOR SHARES	62

PRIOR PURCHASES OF SHARES	63

RECENT TRANSACTIONS	63

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS	63

WHERE YOU CAN FIND MORE INFORMATION	63

OTHER BUSINESS	64

ANNEX A	AGREEMENT AND PLAN OF MERGER

ANNEX B	FAIRNESS OPINION OF KRAFT ANALYTICS, LLC

ANNEX C	VOTING AGREEMENT

ANNEX D-1	PREFERRED STOCK PURCHASE AND ROLLOVER CONTRIBUTION AGREEMENT (among Parent, Carter M. Fortune, and certain affiliates of Mr. Fortune).

ANNED D-2	FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AND ROLLOVER CONTRIBUTION AGREEMENT (among Parent, Carter M. Fortune, and certain affiliates of Mr. Fortune)

ANNEX D-3	ROLLOVER CONTRIBUTION AGREEMENT (among Parent, Tena Mayberry and Randy Butler)

ANNEX E	SECTION 23-1-44 OF THE INDIANA BUSINESS CORPORATION LAW

ANNEX F	ANNUAL REPORT ON FORM 10-K OF FORTUNE INDUSTRIES, INC. FOR FISCAL YEAR ENDED JUNE 30, 2012 (as filed with the SEC on September 28, 2012)

ANNEX G	QUARTERLY REPORT ON FORM 10-Q OF FORTUNE INDUSTRIES, INC. FOR THE THREE AND SIX MONTHS ENDED DECEMBER 31, 2012 (as filed with the SEC on February 14, 2013)

SUMMARY

The following summary, together with the “QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER” immediately following this summary, are intended only to highlight certain information contained elsewhere in this Proxy Statement. This summary and the following question and answer section may not contain all the information that is important to you and the other Shareholders. To more fully understand the proposed Merger and the terms of the Merger Agreement, you should carefully read this entire Proxy Statement, all of its Appendices and the documents referenced in this Proxy Statement before voting. For instructions on obtaining more information, see the section entitled “WHERE YOU CAN FIND MORE INFORMATION.” The Company has included page number references in this summary to direct you to a more complete description of the topics presented in this summary.

The Parties (see page 14)

Fortune Industries, Inc. (see page 14)

Fortune Industries, Inc. is a holding company of providers of full-service human resources outsourcing services through co-employment relationships with the Company’s clients.  The terms “we,” “our,” “us,” “the Company” and “management” as used herein refers to Fortune Industries, Inc. and its subsidiaries unless the context otherwise requires.  Our operations are largely decentralized from the corporate office.  Autonomy is given to subsidiary entities, and there are few integrated business functions (i.e. sales, marketing, purchasing and accounting).  Day-to-day operating decisions are made by subsidiary management teams.  Our corporate management team assists in operational decisions when deemed necessary, selects subsidiary management teams and handles capital allocation among our operations. We were incorporated in the state of Delaware in 1988, restructured in 2000 and re-domesticated to the State of Indiana in May 2005.  Prior to 2001, we conducted business mainly in the entertainment industry.

The Company’s Shares are currently registered with the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and quoted on the New York Stock Exchange MKT exchange under the symbol “FFI.”

The mailing address of the Company’s principal executive offices is 6402 Corporate Drive, Indianapolis, Indiana 46278, and the telephone number is (317) 472-5660.

CEP, Inc. (see page 18)

CEP, Inc., a Tennessee corporation (“Parent” or “CEP”), was formed for the sole purpose of acquiring control of the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the Merger and other transactions contemplated by the Merger Agreement. Parent was formed by, and currently is owned by, Tena Mayberry and Randy Butler. Neither Ms. Mayberry nor Mr. Butler is a member of the Company’s Board of Directors.

The mailing address of Parent’s principal executive offices is 511 Union Street, Suite 1600, Nashville, Tennessee 37219, and the telephone number is (615) 238-6300.

CEP Merger Sub, Inc. (see page 18)

CEP Merger Sub, Inc. (“Merger Sub”) is a Tennessee corporation that is a wholly-owned subsidiary of Parent. Merger Sub was incorporated solely for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will cease to exist. Merger Sub has not conducted any activities to date other than those related to its formation and activities in connection with the merger and the transactions contemplated by the Merger Agreement.

The mailing address of Merger Sub’s principal executive offices is 511 Union Street, Suite 1600, Nashville, Tennessee 37219, and the telephone number is (615) 238-6300.

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The Fortune Interests (see page 18)

Mr. Fortune’s shares were previously held by two entities controlled by him, 14 West, LLC and the Trust. Immediately upon his death, ownership of 14 West, LLC was transferred to the Trust. Prior to his death on August 25, 2012, Mr. Fortune agreed to contribute to CEP immediately prior to completion of the Merger, a total of 7,344,687 shares of Company Common Stock, or approximately 60% of the Shares outstanding, such shares being all of the shares of Company Common Stock beneficially owned by Mr. Fortune, and 100% of his Company Preferred Stock beneficially owned by him in exchange for $7 million cash and a promissory note in the amount of $6.3 million. The Company Common Stock now held by the Fortune Interests is being contributed to CEP pursuant to a Preferred Stock Purchase and Rollover Contribution Agreement to which Mr. Fortune and the two entities previously controlled by him are parties with CEP. For purposes of this Proxy Statement and the enclosed proxy card, references to “Mr. Fortune’s Shares,” “Mr. Fortune’s Company Common Stock,” “the Trust’s Shares” or similar phrasing refer to all Shares owned by the Fortune Interests.

The mailing address of the principal executive office for the Carter M. Fortune Living Trust and 14 West, LLC is 6402 Corporate Drive, Indianapolis, Indiana 46278, and the telephone number is (317) 472-5660.

Rollover Shareholders (see page 18)

The Rollover Shareholders are comprised of Tena Mayberry and Randy Butler. Ms. Mayberry and Mr. Butler have agreed to contribute to Parent, immediately prior to completion of the Merger, a total of 80,000 shares of Company Common Stock, or less than 1% of the Shares outstanding, such shares being all of the shares of Company Common Stock beneficially owned by the Rollover Shareholders (such shares to be contributed to Parent, the “Rollover Shares”). Ms. Mayberry and Mr. Butler will contribute their Company Common Stock pursuant to a separate Rollover Contribution Agreement to which they are parties with Parent.

As of the close of business on _________, 2013, the record date for the Special Meeting (the “Record Date”), the Rollover Shareholders and Mr. Fortune beneficially own, in the aggregate, 7,424,687 of the outstanding shares of Company Common Stock, which represents approximately 60% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders and Mr. Fortune have entered into separate voting agreements with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The mailing address of the principal executive office for Ms. Mayberry and Mr. Butler is 6402 Corporate Drive, Indianapolis, Indiana 46278, and the telephone number is (317) 472-5660.

The Special Meeting of the Shareholders of Fortune Industries, Inc. (see page 19)

The Special Meeting (see page 19)

The Company’s shareholders are being asked to consider and vote upon the following proposals in connection with the Merger:

1.          To consider and vote on a proposal to adopt and approve an Agreement and Plan of Merger, dated as of March 26, 2012, as amended on May 16, 2012, (the “Merger Agreement”), by and among CEP, Inc., a Tennessee corporation (“Parent”), CEP Merger Sub Inc., a Tennessee corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, and approve the merger contemplated thereby;

2.          To approve the adjournment of the Special Meeting, if necessary or appropriate, for any reason; and

3.          To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

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The Company shareholder’s vote on the proposed Merger will take place at a special meeting to be held at 10:00 a.m. local time on _________, 2013, at Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana.

Record Date for the Special Meeting (see page 19)

The Board has fixed the close of business on _____________, 2013 as the Record Date to determine the holders of shares of Common Stock entitled to receive notice of, and to vote at, the Special Meeting. Each outstanding Share is entitled to one vote on all matters coming before the Special Meeting. As of the close of business on the Record Date, there were _____ shares of Company Common Stock Outstanding.

Required Vote; Calculation of the Vote; Abstentions and Broker Non-Votes (see page 20)

The adoption of the Merger Agreement and approval of the Merger requires the approval of the Shareholders of the Company Common Stock (the “Shareholder Approval”). The Rollover Shareholders and the Fortune Interests beneficially own, in the aggregate, 7,424,687 shares of Company Common Stock, or approximately 60% of the outstanding Shares entitled to vote at the Special Meeting, and have agreed to vote all the Shares they beneficially own in favor of the Merger Agreement and the Merger. Adoption of the Merger Agreement by the majority of our Shareholders, other than the Rollover Shareholders, is not required under either Indiana law or the Merger Agreement. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured. If, as anticipated, the Rollover Shareholders and the Fortune Interests vote all of their Shares in favor of the Merger Agreement and the Merger, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other Shareholders.

At the Special Meeting, the results of Shareholder voting will be tabulated by the inspector of elections appointed for the Special Meeting. All Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Except for broker non-votes, proxies submitted to the Company that do not provide voting instructions will be voted FOR the adoption of the Merger Agreement and approval of the Merger.

Other than the proposed Merger, the Company does not know of any matters that are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, the persons named in the proxies will not use their discretionary authority to use proxies voting against the adoption of the Merger Agreement and approval of the Merger to vote in favor of adjournment or postponement of the Special Meeting.

Banks and brokers who hold Shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which they are members, sign and submit proxies for such Shares and may vote such Shares on routine matters, but such banks and brokers may not vote such Shares on non-routine matters, including the proposal to adopt the Merger Agreement and approve the Merger, without specific instructions from the beneficial owner of such Shares. Proxies that are signed and submitted by banks and brokers that have not been voted on certain matters as described in the previous sentence are referred to as “broker non-votes.” Properly executed proxies marked “abstain” and “broker non-votes” will (1) be counted for purposes of determining whether a quorum has been achieved at the Special Meeting and (2) have the effect of a vote against the adoption of the Merger Agreement and approval of the Merger for purposes of the required Shareholder Approval.

Security Ownership of Fortune Industries, Inc. (see page 21)

As of the close of business on __________, 2013, the record date for the special meeting, the current directors and executive officers of the Company were deemed to beneficially own 91,365 shares of Company Common Stock, which represents approximately 0.74% of the shares of Company Common Stock outstanding on that date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”), as described below under “Securities Ownership of Fortune Industries, Inc.”

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Special Factors (see page 22)

Structure of the Merger (see page 26)

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company. After the Merger, the Company will continue as the surviving corporation and as a majority-owned subsidiary of Parent (the “Surviving Corporation”). Upon completion of the Merger, the Company intends to have reduced the number of record Shareholders in order to cease being a reporting company under the Securities and Exchange Act of 1934, and the only remaining Shareholders of the Company will be the Rollover Shareholders and the Large Block Holders. Upon completion of the Merger, the Surviving Corporation will be named “Fortune Industries, Inc.”

The Special Committee (see page 26)

The Board formed a Special Committee of directors (the “Special Committee”) to represent the interests of the Shareholders in connection with the Merger. The members of the Special Committee are Messrs. Berry and Suja. Mr. Berry is the Chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Both directors are “independent” pursuant to the requirements of Section 803(A) of the NYSE MKT rules. For more information, please see the sections entitled “SPECIAL FACTORS — Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Recommendation of the Special Committee and the Board (see page 26)

The Board unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders.

The Board recommends that you (1) vote FOR adoption of the Merger Agreement and approval of the Merger; and (2) vote FOR the adjournment of the Special Meeting to a later date, if necessary or appropriate, for any reason.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and Board (see page 27)

The Company believes that the Merger Agreement and the Merger are advisable, and are both procedurally and substantively fair and in the best interests of the Company and the Company’s Unaffiliated Shareholders. The Company’s belief is based upon the recommendation of the Special Committee and the Board, the opinion of Kraft Analytics, LLC (“Kraft”), and the other factors described under “SPECIAL FACTORS – Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Position of the Acquiror Filing Persons as to the Fairness of the Merger (see page 31)

The Acquiror Filing Persons, previously defined as Parent, Merger Sub, Ms. Mayberry and Mr. Butler, believe that the Merger is both procedurally and substantively fair to the Company’s unaffiliated shareholders, which are all of the Company’s shareholders excluding (1) the Rollover Shareholders, (2) the Fortune Interests, (3) our other directors and executive officers, and (4) to the extent that they own shares of our Common Stock, affiliates of the Company (the “Unaffiliated Shareholders”). The Acquiror Filing Persons’ belief is based upon their knowledge and analysis of the Company, as well as the other factors described under “SPECIAL FACTORS – Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board: and “SPECIAL FACTORS – Position of the Acquiror Filing Persons as to the Fairness of the Merger.”

Fairness Opinion of Kraft Analytics, LLC (see page 34)

At the meeting of the Board on March 23, 2012, Kraft presented its opinion in draft form. Kraft determined that as of March 23, 2012, and based upon and subject to the assumptions, qualifications and limitations described in the Kraft opinion letter, the Merger Consideration was fair, from a financial point of view, to the Company’s Unaffiliated Shareholders. At the Board meeting to consider the recommendation, the directors present unanimously voted to adopt the Merger Agreement and approve the Merger, and submit the transaction to the Company’s Shareholders for approval.

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The full text of Kraft’s opinion, dated as of March 23, 2012, which describes, among other things, the qualifications to, factors considered in, assumptions made in and limitations on the review undertaken by Kraft, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Kraft’s opinion, which is addressed to the Board, is not a recommendation to the holders of Shares to adopt the Merger Agreement and approve the Merger. The opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to the Shareholders, as of the date of the opinion, and Kraft expresses no opinion as to the merits of the underlying business decision by the Company to engage in the Merger, the structure or tax or legal consequences of the Merger or the availability or advisability of any alternatives to the Merger. The Board did not impose limitations on Kraft with respect to the investigations made or procedures followed by it in rendering its opinion. The summary of Kraft’s opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. Holders of Shares are encouraged to, and should, read Kraft’s opinion carefully and in its entirety, including all text and tables. The Company will provide without charge, to any person to whom a copy of this Proxy Statement has been delivered, a copy of the presentation of Kraft to the Special Committee, dated March 9, 2012. Requests for copies should be directed to Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention: Secretary; telephone number (317) 472-5660.

Conduct of the Business of the Company if the Merger is not Consummated (see page 41)

If the Merger is not consummated, the Board expects that the Company could continue to operate substantially as it is presently operated unless the Fortune Interests are unable to refinance the security interest granted by Mr. Fortune to Indiana Bank and Trust, which has since been acquired by Old National Bank (the “Bank”) as collateral security for indebtedness unrelated to the Surviving Company (“Mr. Fortune’s Estate’s Loan”). In the absence of the Merger transaction being completed, and in the event that, either the Bank declares Mr. Fortune’s Estate’s Loan obligation in default or the Fortune Interests cannot obtain replacement financing for the existing indebtedness, the Company will be at significant risk for an involuntary change in control if the Bank enforces its security interest in the Company Preferred Stock and/or Company Common Stock and subsequently transfers control of the Company to itself or another purchaser in due course. With respect to the insiders and management, in the event the Bank exercised its rights to obtain control of the company, there is no assurance that a board of directors elected by a new control shareholder would ask the Company’s current management team to continue leading the Company and, likewise, no assurance that the change of control transaction described in this document would be completed by CEP, Inc.

Interests of Certain Persons in the Merger (see page 41)

In considering the recommendation of the Special Committee and the Board with respect to the Merger, Shareholders should be aware that the parties involved have interests that may present them with actual, potential or apparent conflicts of interest in connection with the Merger. The Board was aware of these actual, potential or apparent conflicts of interest and considered them along with other matters described in the sections entitled “SPECIAL FACTORS - Recommendation of the Special Committee and the Board” and “- Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”  For example, the proceeds payable by CEP, Inc. (to be obtained by a loan to CEP, Inc. that will also become an obligation of the Company when the transaction closes) will be used to repay Mr. Fortune’s Estate’s Loan in an amount sufficient to cause the lender to release its lien on the shares pledged by the Fortune Interests to the Lender.  As a result, the Fortune Interests would directly benefit from the transaction by the loan repayment, notwithstanding that the Company will become an obligor on the loan used to obtain those funds that repaid Mr. Fortune’s Estate’s Loan.  The Rollover Shareholders and Management will directly benefit by their acquisition of control and the release of the lien associated with Mr. Fortune’s Estate’s Loan because their control of the Company will provide them with majority voting control over any issues to which the Company’s shareholders are entitled to vote, including without limitation the election of the board of directors.

Material U.S Federal Income Tax Consequences (see page 44)

The Company has been advised that because of the structure of the Merger, there should be no tax consequences to any shareholders who continue to own their Company Common Stock following the Merger, and they will continue to have the same basis in their Company Common Stock. The Fortune Interests and the Rollover Shareholders will have tax consequences and they have been advised to consult with their tax advisors.

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The Company strongly urges each Shareholder to consult the Shareholder’s own tax advisor as to the particular tax consequences to the Shareholder as a result of the Merger, including the application of U.S. federal, state, local and foreign tax laws and possible changes in those laws.

Accounting Treatment (see page 45)

Fortune Industries, Inc. as the Surviving Company will account for the Merger as a business combination using the purchase method of accounting for financial accounting purposes, whereby the estimated purchase price would be allocated to the assets and liabilities of Fortune Industries, Inc. based on their relative fair values following FASB Accounting Standards Codification Topic 805, Business Combinations.

The Merger Agreement (see page 46)

The Merger (see page 46)

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company (the “Merger”). After the Merger, the Company will continue as the surviving corporation and as a majority owned subsidiary of Parent. Upon completion of the Merger, the Company intends to have reduced the number of record shareholders in order to cease being a reporting company under the Securities and Exchange Act of 1934, and the only remaining shareholders of the Company will be senior management of the Company and those shareholders of record who owned more than 500 shares of Company Common Stock immediately prior to the Effective Time (defined below) (referred to herein as the “Shareholders”). Upon completion of the Merger, the surviving corporation will be named “Fortune Industries, Inc.”

Conditions to the Merger (see page 49)

The completion of the Merger is subject to, among other things, satisfaction or waiver (to the extent waiver is permitted by the Merger Agreement and applicable law) of the following conditions:

•	receipt of the Shareholder Approval;

•	the absence of any laws or governmental orders that have the effect of making the Merger illegal, prohibited, or otherwise preventing the consummation of the Merger;

•	all necessary governmental notices, consents or orders must have been provided, made or obtained and be in full force and effect;

•	the accuracy, in all material respects as of the closing date of the Merger, of the representations and warranties of the parties to the Merger Agreement;

•	the performance, in all material respects, by the parties to the Merger Agreement of their respective obligations thereunder;

•	the transactions contemplated by the contribution agreements summarized in this Proxy under “SPECIAL FACTORS — Contribution Agreements” must have been completed;

•	the receipt by Parent of proceeds of at least $7.0 million from a financial institution upon terms that are acceptable to the Parent to include an additional extension until closing of the current commitment letter which has an original expiration date of May 31, 2012 which has been extended until April 30, 2013 (see Exhibit (b)(1) to the Amended Schedule 13e-3 filed contemporaneously herewith);

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•	the absence of any fact, event, change, development or set of circumstances that has had, individually or in the aggregate, a material adverse effect on the Company or Parent; and

•	the absence of any fact, event, change, development or set of circumstances that would prevent the Surviving Corporation from suspending its reporting obligations after consummation of the Merger under the Securities and Exchange Act of 1934.

The Merger Consideration (see page 50)

Under the terms of the Merger Agreement, at the Effective Time of the Merger, (i) each single share of the Company’s Series C Preferred Stock, $0.10 par value (“Company Preferred Stock”) will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of Common Stock, par value $0.00001 per share, of the Surviving Corporation; (ii) as to each Small Block Holder, such Holder’s Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Per Share Amount” or “Merger Consideration”); (iii) as to each Large Block Holder, each such Holder will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger and which will continue to be called Fortune Industries, Inc.

No Solicitation (see page 51)

Subject to the exceptions discussed below in the section entitled “THE MERGER AGREEMENT— No Solicitation,” the Company has agreed that neither it nor its subsidiaries will:

•	initiate, solicit, or knowingly encourage any inquiries or the making of any proposals or offers that constitute or may reasonably be expected to lead to any Company acquisition proposal; or

•	enter into or engage in any negotiations or discussions concerning an acquisition proposal (other than to state only that they are not permitted to have discussions) or otherwise cooperate with, assist, participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations, or provide access to its properties, books and records or any confidential information or data to any person or entity relating to a Company acquisition proposal.

Termination (see page 52)

The Merger Agreement may be terminated before the Merger is consummated, whether before or after approval by the Company’s Shareholders, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur. The Merger Agreement may be terminated:

•	by either the Company or Parent if:

•	the Merger has not been consummated on or before June 30, 2012, which date shall automatically be extended to December 31, 2012, in the event the Company and Parent shall not have obtained all regulatory consents by March 31, 2013; or upon expiration of the term sheet for financing from Capstar Bank which expired on May 31, 2012, but has been extended to April 30, 2013. (The Company and Parent have indicated an intention to extend these dates, and documentation is currently being prepared.);

•	the Company’s Shareholders fail to adopt the Merger Agreement and approve the Merger; or

•	any governmental entity of competent jurisdiction issues or enters into an injunction or similar legal restraint or order permanently enjoining or otherwise prohibiting the consummation of the Merger and such injunction, legal restraint or order shall have become final and non-appealable;

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•	by Parent if:

•	the Special Committee or the Board (1) changes its recommendation with respect to the Merger in favor of a superior proposal (as defined in the Merger Agreement) or (2) adopts an alternative Company acquisition proposal;

•	the Company or any of its representatives materially breaches any of its obligations described above under “— No Solicitation”; or

•	the Company fails to cure within the applicable cure period set forth in the Merger Agreement (1) any breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement;

•	by Company if:

•	Parent or Merger Sub fails to cure within the applicable cure period set forth in the Merger Agreement (1) any material breach of any of their respective covenants or agreements under the Merger Agreement or the Voting Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement; or

•	the Company provides written notice to Parent in connection with entering into a definitive agreement to effect a superior proposal (as defined in the Merger Agreement).

Termination Fees (see page 53)

Among the events triggering a termination fee to Parent, in the event the Merger Agreement is terminated as a result of the Company providing notice of a receipt of a superior proposal (as defined in the Merger Agreement) or the consummation of a change in control of the Company as a result of a tender offer or other transaction, the Company is required to pay to the Parent a termination fee of $500,000, within thirty days of the termination of the Merger Agreement.

Expenses (see page 54)

Each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, to the extent such expenses are incurred by the party in connection with their respective obligations under the Merger Agreement. However, under certain circumstances a party may be required to reimburse the other for the expenses and costs it incurs in connection with the Merger. It is expected that any expenses of Parent or Merger Sub will become expenses of the Surviving Corporation after the Merger.

In addition, when Ms. Mayberry and Mr. Butler initially indicated interest to the Board of Directors in developing a proposal for acquiring control of the Company, the Company authorized the payment to Parent of certain pursuit costs and professional fees necessary to prepare and deliver a formal offer to the Board’s Special Committee that was reasonably likely to result in the Parent and the Company obtaining adequate financing to close a transaction fair to the Unaffiliated Shareholders.

Procedures for Exchange of Shares for Merger Consideration (see page 54)

Promptly after the Effective Time, Parent or the Paying Agent (as defined below) will mail a transmittal letter to each record holder of Shares as of the Effective Time containing instructions with respect to how to exchange certificates representing Shares and uncertificated Shares for the Merger Consideration. Holders of Shares must wait until they receive such instructions to exchange their certificates representing Shares and uncertificated Shares for the Merger Consideration. Such holders will need to review carefully and complete such materials and return them as instructed along with their certificates representing Shares and uncertificated Shares. Holders of Shares should not attempt to surrender any certificates representing Shares or uncertificated Shares until they receive these instructions. If your Shares are held in “street name” by your bank or broker, you will not receive a letter of transmittal, but will receive instructions from your bank or broker as to how to receive the Merger Consideration in exchange for your Shares through your bank or broker.

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Do not attempt to surrender any certificates representing shares of Common Stock or uncertificated shares of Common Stock until you receive a letter of transmittal from Parent or the Paying Agent or a communication from your bank or broker containing instructions for surrendering your certificates representing shares of Common Stock and uncertificated shares of Common Stock.

Exclusion from Rights of Dissenting Shareholders (see page 54)

The Company’s Shares are listed and trade on the New York Stock Exchange and there are therefore no dissenters’ rights with respect to the Merger. Since the Company anticipates that the shares will continue to trade on the New York Stock Exchange until the effective date of the Merger, Shareholders should continue to be able to sell their shares on the New York Stock Exchange until the effective date of the Merger.

Questions

If you have questions about the Merger or would like additional copies of this Proxy Statement, you should contact Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278, Attn: Secretary, or by phone at (317) 472-5660.

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

Q.	When and where is the Special Meeting?

A.	The Special Meeting to vote on the Merger will be held at the Company’s corporate offices located at 6402 Corporate Drive, Indianapolis, Indiana 46278, on ________, 2013, at ________ local time.

Q.	What matters will be considered and voted on at the Special Meeting?

A.	At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the Merger.

Q.	What will I receive in the Merger?

A.	Each Holder of Company Common Stock holding fewer than five hundred one (501) shares thereof on the date of the Merger Agreement and until immediately prior to the Effective Time (including any heir or devisee of such Holder holding such shares pursuant to the laws of descent and distribution in that Holder’s domicile), such Holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share, without interest and less any applicable withholding taxes (the “Small Block Holders”). Each Holder of Company Common Stock that does not meet the conditions to qualify as a Small Block Holder (“Large Block Holders”) will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger, will cease being an SEC reporting company, will cease trading on the NYSE MKT, and will continue to be called Fortune Industries, Inc.

Q.	How does the Board of Directors recommend that I vote on the merger proposal?

A.	After careful consideration, the Board unanimously recommends that you vote FOR the adoption of the Merger Agreement and approval of the Merger. See the sections entitled “SPECIAL FACTORS — Recommendation of the Special Committee and the Board” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Q.	How many shares of Common Stock must be present to hold the Special Meeting?

A.	The presence, either in person or by proxy, of a majority of the outstanding Shares entitled to vote at the Special Meeting (6,143,646 Shares) is necessary to constitute a quorum for the transaction of business at the Special Meeting.

Q.	What vote is required to approve the Merger?

A.	Under Indiana law, adoption of the Merger Agreement and approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding Shares entitled to vote at the Special Meeting (the “Shareholder Approval”). The Rollover Shareholders and the Fortune Interests beneficially own approximately 60% of the outstanding Shares entitled to vote at the Special Meeting and have agreed to vote all the Shares they beneficially own in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured. If, as anticipated, the Rollover Shareholders and the Fortune Interests vote all of their Shares in favor of adoption of the Merger Agreement, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other Shareholders. Adoption of the Merger Agreement by the majority of our Unaffiliated Shareholders is not required under either Indiana law or the Merger Agreement.

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Q.	What do I need to do now?

A.	Please vote by following the instructions on the enclosed proxy card or complete, sign, date and promptly return the enclosed proxy card to ensure that your Shares will be voted at the Special Meeting.

Q.	What rights do I have if I oppose the Merger?

A.	Under Indiana law, the shareholders of a company with shares traded on an exchange (such as the New York Stock Exchange or American Stock Exchanges) registered with the Securities and Exchange Commission do not have dissenter’s rights. The Company Common Shares are registered on and trade on the New York Stock Exchange. The Company intends to use it best efforts to maintain that listing and therefore have its shares continue to trade on the NYSE MKT until the Effective Time of the Merger. Shareholders who oppose the Merger should be able to sell their shares of Company Common Stock on the open market.

Q.	Who can vote on the Merger?

A.	All Shareholders of record as of the close of business on ________, 2013 will be entitled to notice of, and to vote at, the Special Meeting.

Q.	How do the directors and executive officers of the Company intend to vote?

A.	Each of the directors and executive officers of the Company has advised us that they currently plan to vote all of their Shares, and the Shares held by any of their affiliates over which they exercise voting control, in favor of the adoption of the Merger Agreement and approval of the Merger.

Q.	If I am in favor of the Merger, should I send my Share certificates now?

A.	No. If the Merger is consummated, Parent or the Paying Agent will send Small Block Holders a transmittal form and written instructions for exchanging their Share certificates for the cash consideration. Large Block Holders will not need to take any action and will continue to hold their existing stock certificates.

Q.	If my Shares are held in “street name” by my bank or broker, will my bank or broker vote my Shares for me?

A.	Your bank or broker will vote your Shares ONLY if you instruct your bank or broker on how to vote. You should follow the voting instructions provided by your bank or broker regarding how to vote your Shares.

Q.	May I change my vote after I have submitted a proxy?

Yes, you may change your vote after you have submitted a proxy by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company’s Secretary at our corporate offices before the start of the Special Meeting or attending the Special Meeting and voting in person. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting.

Q.	When is the Merger expected to be completed?

A.	The Company is working toward completing the Merger as quickly as possible and currently expects that the Merger will be completed in the second quarter of 2013. If the Merger Agreement is adopted and the Merger is approved by the Shareholders at the special meeting, which we expect to occur, the Company expects the closing will occur as promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement.

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Q.	What are the U.S. federal income tax consequences of the Merger to me?

A.	The cash you receive for your Shares, if any, generally will be taxable for U.S. federal income tax purposes to the extent the cash received exceeds your adjusted tax basis in your Shares. In the event your adjusted tax basis exceeds the cash you receive for your Shares, you will generally have a capital loss for U.S. federal income tax purposes. In the event you receive Shares of the Surviving Corporation in exchange for your Shares, you will have a carryover basis and will not have any immediate tax consequences. For more detailed information regarding the U.S. federal income tax consequences to Shareholders, see the section entitled “SPECIAL FACTORS — Material U.S. Federal Income Tax Consequences.” You are also strongly encouraged to consult with you own tax professional for advice relating to your individual tax situation.

Q.	Who can answer my questions?

A.	If you have questions about the Merger or would like additional copies of this Proxy Statement, you should contact Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278, Attn: Secretary, or by phone at (317) 472-5660.

RISK FACTORS

You should carefully consider the risk factors related to the Transaction and the anticipated business of the Surviving Corporation, as well as the other information contained in this Proxy Statement, including the attached annexes, in evaluating whether to approve the Merger. The risks described below are not the only risks relating to the Parties and the Merger. Additional risks and uncertainties that are not currently known to the Parties or that the Parties currently deem to be immaterial may also materially and adversely affect the Parties’ business operations. Any of the following risks could materially adversely affect the Parties’ business, financial condition or results of operations and cash flows.

Risks Related to the Merger

Company shareholders will suffer immediate and substantial dilution to their equity and voting interests as a result of the conversion of the Company Preferred Stock to Company Common Stock.

In connection with the Merger, the Company will convert the Company Preferred Stock contributed by the Fortune Interests to CEP to Company Common Stock upon the effectiveness of the Merger. At that time, CEP will own approximately 91.2% of the Company Common Stock, and existing Company shareholders will own approximately 8.8% of the outstanding common stock of the Surviving Corporation. Accordingly, the conversion of Company Preferred Stock to Company Common Stock will have the effect of reducing the percentage of equity and voting interest held by each of the Company’s existing shareholders. Consequently, Company shareholders as a group will have significantly less influence over the management and policies of the Surviving Corporation after the Merger than they currently exercise.

Upon the effectiveness of the Merger, the Company Common Stock will cease to be traded on a national exchange, and therefore may negatively impact the liquidity of the Company Common Stock.

The Company intends to reduce its record Shareholder count to below 300, which will allow the Company to cease being an SEC reporting company and will cease being listed on the NYSE MKT, which is expected to eliminate compliance costs estimated to be approximately $150,000 annually.

The Merger is subject to conditions to closing that could result in the Merger being delayed or not completed and the Merger Agreement can be terminated in certain circumstances, each of which could negatively impact the price of the Company Common Stock and its future business and operations.

The Merger is subject to conditions to closing as set forth in the Merger Agreement. See “THE MERGER AGREEMENT – Conditions to the Merger” in this Proxy. In addition, the Company and Parent each have the right, in certain circumstances, to terminate the Merger Agreement. See “THE MERGER AGREEMENT – Termination” beginning in this Proxy. If the Merger Agreement is terminated or any of the conditions to closing are not satisfied and, where permissible, not waived, the Merger will not be completed. Failure to complete the Merger or any delay in the completion of the Merger or any uncertainty about the completion of the Merger may adversely affect the price of the Company Common Stock or have an adverse impact on the Company’s future business and operations.

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Risks Related to Fortune Industries, Inc.

The Company’s risk factors are included in the Form 10-K for the year ended June 30, 2012, which was filed with the SEC on September 28, 2012, and is hereby incorporated by reference into this Proxy.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements made in this Proxy Statement contain forward-looking statements, which convey our plans, beliefs and current expectations with respect to, among other things, future events, including the Merger, and our financial performance. The Company often identifies these forward-looking statements by the use of words such as “believe,” “expect,” “continue,” “may,” “will,” “could,” “would,” “potential,” “anticipate,” “estimate,” “project,” “plan,” “intend” or similar words and expressions, but the absence of these words does not necessarily mean that a statement is not forward-looking.

You are cautioned not to place undue reliance on such forward-looking statements and that such forward-looking statements are not guarantees of future performance. The forward-looking statements included in this Proxy Statement and any expectations based on such forward-looking statements are subject to risks and uncertainties and other important factors that could cause actual results to differ materially from the results contemplated by the forward-looking statements. Moreover, the Company operates in a continually changing business environment, and new risks and uncertainties emerge from time to time. The Company cannot predict these new risks or uncertainties, nor can it assess the impact, if any, that such risks or uncertainties may have on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ from those projected in any forward-looking statement.

The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement, and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. Notwithstanding the foregoing, in the event of any material change in any of the information previously disclosed, the Company will, where relevant and if required by applicable law, update such information through a supplement to this Proxy Statement to the extent necessary.

We believe that the following factors, among others, could cause actual results to differ materially from those discussed in the forward-looking statements:

•	the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement;

•	the inability to complete the Merger due to the failure to satisfy one or more conditions to the completion of the Merger;

•	the failure of the Merger to close for any other reason;

•	the amount of the fees and expenses related to the Merger;

•	the effect of the announcement of the Merger on our business relationships, operating results and business generally, including our ability to retain key employees;

•	diversion of management’s attention from our ongoing business operations by reason of the proposed Merger and the requirement on the part of management to devote substantial attention to actions required under the Merger Agreement to complete the Merger;

•	the possible adverse effect of the proposed Merger on our business and operations and business relationships with third parties;

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•	the Merger Agreement’s contractual restrictions on the conduct of our business prior to the completion of the Merger, which may adversely affect our ability to effectively execute our business strategies and attain our financial goals;

•	the possible adverse effect on our business and the price of Company Common Stock if the Merger is not completed in a timely manner or at all;

•	the outcome of any legal proceedings that have been or may be instituted against us and others relating to the Merger; and

•	other risks described in our filings with the SEC, including under the heading “Risk Factors” in this Proxy Statement, and in our Annual Report on Form 10-K for the year ended June 30, 2012 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2011, March 31, 2012, and September 30, 2013, each of which is incorporated by reference into this Proxy.

THE PARTIES

Fortune Industries, Inc.

General

Fortune Industries, Inc. is a holding company of providers of full service human resources outsourcing services through co-employment relationships with the company’s clients. The terms “we,” “our,” “us,” “the Company,” and “management” as used herein refers to Fortune Industries, Inc. and its subsidiaries unless the context otherwise requires.

Our operations are largely decentralized from the corporate office. Autonomy is given to subsidiary entities, and there are few integrated business functions (i.e. , marketing, purchasing and accounting ). Day-to-day operating decisions are made by subsidiary management teams. Our corporate management team assists in operational decisions when deemed necessary, selects subsidiary management teams and handles capital allocation among our operations.

We were incorporated in the state of Delaware in 1988, restructured in 2000 and re-domesticated to the State of Indiana in May 2005. Prior to 2001, we conducted business mainly in the entertainment industry.

Operations

The Company’s operations are comprised of Professional Employer Organizations (PEOs) which provide full-service human resource outsourcing services primarily through co-employment relationships with their clients. These PEOs include Professional Staff Management, Inc. and related entities (“PSM”); CSM, Inc. and related subsidiaries (“CSM”); and Employer Solutions Group, Inc. and related subsidiaries (“ESG”).

The licensed PEOs bill their clients under Professional Services Agreements. The billing includes amounts for the client’s gross wages, payroll taxes, employee benefits, workers’ compensation insurance and an administration fee. The administration fee charged by the PEOs is typically a blend of a percentage of the gross payroll and a flat fee per employee per pay period and is sufficient to allow the companies to provide payroll administration services, human resources consulting services, worksite safety training, and employment regulatory compliance for no additional fees.

The component of the administration fee related to administration varies, in part, according to the size of the client, the amount and frequency of payroll payments and the delivery method of such payments. The component of the administration fee related to health, workers’ compensation and unemployment insurance is based, in part, on the client’s historical claims experience. Charges by the PEOs are invoiced along with each periodic payroll delivered to the client.

Through the co-employment contractual relationship, the PEOs become the statutory employer and, as such, all payroll-related taxes are filed on these PEOs’ federal, state, and local tax identification numbers. The clients are not required to file any payroll related taxes on their own behalf. The calculations of amounts the PEOs owe and pay the various government and employment insurance vendors are based on the experience levels and activity of the PEOs.

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Customers

Customers represent a wide variety of industries including healthcare, professional services, software development, manufacturing, logistics, telemarketing and construction. Combined, these organizations provide co-employment services to over 13,500 employees in 47 states. Management’s focus is on providing PEO services to small and medium-sized businesses with 10 to 1,000 employees. While worksite employees are located throughout the United States, the client operations are primarily headquartered in Utah, Colorado, Arizona, Indiana, and Tennessee.

Competition

The Company competes with other PEOs, third-party payroll processing and human resources consulting companies, and in-house accounting/finance and human resources departments. The PEO industry is highly fragmented between local, regional and national PEO operators.

Vendor Relationships

The PEOs provide employee benefits to worksite employees under arrangements with a variety of vendors. These PEOs provide group health insurance coverage to the customers’ worksite employees through Humana, United Healthcare Networks and various other fully-insured policies or service contracts.

The PEOs also provide collateralized high deductible workers compensation insurance coverage for our customers’ worksite employees through Liberty Mutual (“Liberty”) and Lumberman’s Underwriting Alliance (“LUA”) and various other fully insured policies. Under the Liberty policy, the PEOs are liable for the first $250,000 of claims per accident with a $2.0 million annual corporate aggregate. Under the LUA policy, the PEOs are liable for the first $350,000 of claims per accident. The LUA policy has no aggregate coverage.

Industry Regulation

Numerous federal and state laws and regulations relating to employment matters, benefit plans and employment taxes affect the operations of the Company or specifically address issues associated with co-employment. Many of these federal and state laws were enacted before the development of non-traditional employment relationships, such as professional employer organizations, temporary employment and other employment-related outsourcing arrangements and, therefore, do not specifically address the obligations and responsibilities of a professional employer organization.

Other federal and state laws and regulations are relatively new, and administrative agencies and federal and state courts have not yet interpreted or applied these regulations to the Company’s business or its industry. The development of additional regulations and interpretation of those regulations can be expected to evolve over time. In addition, from time to time, states have considered, and may in the future consider, imposing certain taxes on gross revenues or service fees of the Company and its competitors.

Many states have passed laws that have licensing, registration or other regulatory requirements for professional employer organizations and several other states are currently considering similar regulations. Such laws vary from state to state, but generally codify the requirements that a professional employer organization must reserve a right to hire, terminate and discipline client employees and secure workers’ compensation insurance coverage. The Company delegates or assigns such rights to the client where allowed under state law. The laws also generally provide for monitoring the fiscal responsibility of professional employer organizations and, in many cases, the licensure of the controlling officers of the professional employer organization.

In addition, some states through legislative or other regulatory action may propose to modify the manner in which the Company is allowed to provide services to its clients. Such regulatory action could increase the administrative cost associated with providing such services.

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ERISA Regulations

Employee pension and welfare benefit plans are also governed by the Employee Retirement Income Security Act (ERISA). ERISA defines an “employer” as “any person acting directly as an employer, or indirectly in the interest of an employer, in relation to an employee benefit plan.” ERISA defines the term “employee” as “any individual employed by an employer.” The courts have held that the common law test of employment must be applied to determine whether an individual is an employee or an independent contractor under ERISA. However, in applying that test, control and supervision are less important for ERISA purposes when determining whether an employer has assumed responsibility for an individual’s benefits status. A definitive judicial interpretation of “employer” in the context of a professional employer organization or employee leasing arrangement has not been established.

If the Company were found not to be an employer for ERISA, Code purposes, or the tax qualification requirements of the Code, the Company would be subject to liabilities, including penalties, with respect to its cafeteria benefits plan for failure to withhold and pay taxes applicable to salary deferral contributions by its clients’ employees. In addition, as a result of such a finding, the Company and its plans would not enjoy, with respect to client employees, the preemption of state laws provided by ERISA and could be subject to varying state laws and regulation, as well as to claims based upon state common laws.

Government Regulation

Companies in our Business Solutions segment are subject to various federal, state and local laws and regulations pertaining to various employee benefit plans, employee retirement plans (such as the 401(k)), Section 125 cafeteria plans, group health plans, welfare benefit plans and health care flexible spending accounts.

The federal, state, and local regulations also apply to the payment of taxes based upon wages paid to the employees through the payroll process. These taxes include the withholding of income tax, obligations under the Federal Income Contribution Act (“FICA”) which includes both Social Security and Medicare taxes, the Federal Unemployment Tax Act (“FUTA”) and the State Unemployment Tax Act (“SUTA”).

In addition, compliance with COBRA, HIPAA and ERISA (for employee benefit plans sponsored solely by our PEOs) regulations are required. Certain states also have varying regulations regarding licensing, registration or certification requirements for PEOs.

Healthcare Reform Legislation

The Patient Protection and Affordable Care Act (“PPACA”) became law on March 23, 2010 and amended on March 30, 2010 by the Health Care and Education Reconciliation Act of 2010 (the “Reconciliation Act”). The PPACA and Reconciliation Act (collectively the “Act”) set forth a number of health care reforms, effective between 2010 through 2018. Until more guidance and information relating to employer responsibilities is determined, the full effect of the Act upon the Company and its customers is unknown at this time. However, we believe that we will be able to provide a valuable service for our existing and potential customers by providing the necessary expertise to ensure compliance with the new regulations, because most of our customer base consists of small to medium-sized businesses without the in-house proficiency to do so.

Our initial interpretations of the Act include certain requirements that we anticipate to materially affect the Company. The most immediate provision, which became effective in 2010, enables eligible small business to receive a tax credit for offering health care coverage to employees. The Act does not expressly address whether small business that are in co-employer relationships with a PEO would receive these tax credits, but discussion in the Congressional Record leads us to believe our qualifying customers and potential customers would be entitled to such tax credits.

The Act contains a number of mandates for health insurance plans which were implemented in 2011. The Company’s cost of implementing the necessary changes has been passed through to some customers, which may affect our ability to attract and retain customers. If we are unable to pass those increases along to our customers for any reason, such as contractual obligations, the increases may negatively impact the Company’s earnings.

For 2012, the Act requires a mandatory new Form W-2 reporting requirement for informational purposes only that was optional in 2011. This change has not had an adverse impact on our client relationships or operations and the cost to implement this requirement has been minimal.

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The Act provides for the establishment of state insurance exchanges effective in 2014, which would make health insurance available to individuals and small employers with 100 or less employees. Tax credits and subsidies will be provided to eligible small businesses, as well as individuals who purchase health insurance through the state insurance exchanges. Employers with at least 50 full-time employees will incur penalties if they fail to offer the minimal essential coverage as defined in the Act to eligible employees.

The Act includes an excise tax provision which levies a 40% nondeductible tax to the employer on the annual value of health plan costs for employees that exceed $10,200 for single coverage or $27,500 for family coverage in 2018. The effect this tax will have on the Company and our customers will depend on the benefit plans offered to our customers’ employees. We believe our expertise will allow us to provide guidance to our customers on the best ways to avoid incurring any such excise taxes.

At this time, we do not know to what extent the Act will affect our business. The overall interpretation and implementation of the requirements in the Act will likely be determined by future guidance from various governmental entities. Based on our initial research and interpretations, and due to the scheduled implementation of the provisions of the Act, we do expect the Act to have an impact on our business which will create opportunities which will require increased internal resources to establish health care reform expertise for operations in 2013.

Directors and Executive Officers

The following individuals constitute the two members of the Board and the executive officers of the Company:

•	David A. Berry, 58, was elected to the Fortune Industries’ Board of Directors on November 1, 2002. Mr. Berry serves as the Chairman of the Company’s Audit Committee. Mr. Berry began his professional career by starting his own underground and aerial utility construction company in 1978, which he had grown into a national company with operations from Maine to California. He sold the company in 1984. Mr. Berry then started OSP Engineering (OSP), an outside and inside plant telecommunications engineering company, designing telephone, cable TV and electrical systems for AT&T, Indiana Bell Telephone and Indiana Bell Communications. Mr. Berry again grew the OSP into a regional company, with customers throughout the Midwest, which he sold in 1990. Mr. Berry was one of the founding members of Citimark Communications, a shared tenant services telephone company; he sold his interest to his partners and formed Shared Telcom Services (STS) in 1995. Mr. Berry grew STS (via acquisition) into the third largest regional Competitive Local Exchange Carrier (CLEC) behind Ameritech and AT&T. He then sold the company in 2000 to a large national Utility. In addition to his vast experience in growing and managing businesses, Mr. Berry has personally been involved in the sale of multiple companies. His financial acumen developed over years of starting, growing and selling businesses is a valuable asset to the board and the audit committee. Mr. Berry has been retired since 2001 and is currently an independent consultant pursuing multiple business ventures. Mr. Berry is a United States citizen.

•	Richard F. Suja, 56, was elected to the Fortune Industries’ Board of Directors on February 21, 2011. Mr. Suja serves on the Company’s Audit Committee. Mr. Suja is a Senior Advisor at Colliers International, where he specializes in industrial building, land and investment acquisitions and dispositions, build-to-suit, lease negotiations and corporate property portfolio representations. He has over 22 years of commercial real estate experience, specializing in industrial building, land and investment acquisitions and dispositions, build-to-suits, lease negotiations, and corporate property portfolio management, and he has a strong understanding of financial statements and various investment strategies. Mr. Suja has sold or leased over 13.2 million square feet of industrial, research and site development space, totaling more than $600 million in transaction volume. His clientele is located throughout the United States and in Canada, and is concentrated in central Indiana. Prior to joining Colliers International, Mr. Suja worked for Summit Realty, Cushman & Wakefield’s Global Supply Chain Solutions Group and CB Richard Ellis’ Global Logistics Group. Mr. Suja is a United States citizen.

•	Tena Mayberry, 49, was elected President of the Company, 6402 Corporate Drive, Indianapolis, IN 46278, on April 13, 2009, and Chief Executive Officer of the Company, on January 15, 2010, replacing John F. Fisbeck who resigned and the Company’s Chief Executive Officer on January 15, 2010. Ms. Mayberry was named President of Century II, a subsidiary of the Company in 2007, after serving four years as Chief Operating Officer, two years as a senior vice president, and four years as vice president. Prior to joining Century II, Ms. Mayberry served in management positions with Contract Sales Managers, Kroger Co. and Norrell Temporary Services. Ms. Mayberry graduated from Tennessee Technological University with a Bachelor of Science degree in marketing and business management. Ms. Mayberry is a United States citizen.

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•	Randy Butler, 52, became Chief Financial Officer of the Company, 6402 Corporate Drive, Indianapolis, IN 46278, on April 2, 2009. Prior to his election as the Company’s Chief Financial Officer, Mr. Butler joined Century II, a subsidiary of the Company on May 1, 2006 as the Controller, and assumed responsibility for all the financial functions of PSM, Inc. another subsidiary of the Company in May 2008. Prior to Century II, Mr. Butler was the Controller for PFIC Corporation, a broker-dealer for Union Planters Bank, where he was responsible for all the accounting and financial operations for the Financial Services Division of Union Planters Bank. Mr. Butler graduated with honors from the University of Tennessee with a Bachelor of Science degree in accounting. Mr. Butler is a United States citizen.

During the past five years, none of our current directors, executive officers or any of the Acquiror Filing Persons, has been (1) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (2) a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

CEP, Inc.

CEP, Inc., a Tennessee corporation (“Parent”), was formed for the sole purpose of acquiring control of the Company. Parent has not engaged in any business except for activities incidental to its formation and in connection with the Merger and other transactions contemplated by the Merger Agreement. Parent was formed by, and currently is owned by, Tena Mayberry and Randy Butler. Neither Ms. Mayberry nor Mr. Butler is a member of the Company’s Board of Directors.

The mailing address of Parent’s principal executive offices is 511 Union Street, Suite 1600, Nashville, Tennessee 37219, and the telephone number is (615) 238-6300.

CEP Merger Sub, Inc.

CEP Merger Sub, Inc. (“Merger Sub”) is a Tennessee corporation that is a wholly-owned subsidiary of Parent. Merger Sub was incorporated solely for the purpose of entering into the Merger Agreement and consummating the Merger. Upon completion of the Merger, Merger Sub will cease to exist. Merger Sub has not conducted any activities to date other than those related to its formation and activities in connection with the merger and the transactions contemplated by the Merger Agreement.

The mailing address of Merger Sub’s principal executive offices is 511 Union Street, Suite 1600, Nashville, Tennessee 37219, and the telephone number is (615) 238-6300.

The Fortune Interests

Mr. Fortune’s shares were previously held by two entities controlled by him, 14 West, LLC and the Trust. Immediately upon his death, ownership of 14 West, LLC was transferred to the Trust. Prior to his death on August 25, 2012, Mr. Fortune agreed to contribute to CEP immediately prior to completion of the Merger, a total of 7,344,687 shares of Company Common Stock, or approximately 60% of the Shares outstanding, such shares being all of the shares of Company Common Stock beneficially owned by Mr. Fortune, and 100% of his Company Preferred Stock beneficially owned by him in exchange for $7 million cash and a promissory note in the amount of $6.3 million. The Company Common Stock now held by the Fortune Interests is being contributed to CEP pursuant to a Preferred Stock Purchase and Rollover Contribution Agreement to which Mr. Fortune and the two entities previously controlled by him are parties with CEP. For purposes of this Proxy Statement and the enclosed proxy card, references to “Mr. Fortune’s Shares,” “Mr. Fortune’s Company Common Stock,” “the Trust’s Shares” or similar phrasing refer to all Shares owned by the Fortune Interests.

The mailing address of the principal executive office for the Carter M. Fortune Living Trust and 14 West, LLC is 6402 Corporate Drive, Indianapolis, Indiana 46278, and the telephone number is (317) 472-5660.

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Rollover Shareholders

The Rollover Shareholders are comprised of Tena Mayberry and Randy Butler. Ms. Mayberry and Mr. Butler have agreed to contribute to Parent, immediately prior to completion of the Merger, a total of 80,000 shares of Company Common Stock, or less than 1% of the Shares outstanding, such shares being all of the shares of Company Common Stock beneficially owned by the Rollover Shareholders (such shares to be contributed to Parent, the “Rollover Shares”). Ms. Mayberry and Mr. Butler will contribute their Company Common Stock pursuant to a separate Rollover Contribution Agreement to which they are parties with Parent.

As of the close of business on _________, 2013, the record date for the Special Meeting (the “Record Date”), the Rollover Shareholders and the Fortune Interests beneficially own, in the aggregate, 7,424,687 of the outstanding shares of Company Common Stock, which represents approximately 60% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders and Mr. Fortune have entered into separate voting agreements with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The mailing address of the principal executive office for Ms. Mayberry and Mr. Butler is 6402 Corporate Drive, Indianapolis, Indiana 46278, and the telephone number is (317) 472-5660.

THE SPECIAL MEETING OF SHAREHOLDERS

OF FORTUNE INDUSTRIES, INC.

The Special Meeting

The Company is furnishing this Proxy Statement to holders of Shares in connection with the solicitation of proxies by the Board for use at the Special Meeting to be held at our corporate offices located at 6402 Corporate Drive, Indianapolis, Indiana 46278 on ________, 2013, at ________ local time and at any adjournment or postponement of that meeting.

Record Date for the Special Meeting

The Board has fixed the close of business on __________, 2013, as the Record Date to determine the holders of shares of Common Stock entitled to receive notice of, and to vote at, the Special Meeting. Each outstanding Share is entitled to one vote on all matters coming before the Special Meeting. The presence, either in person or by proxy, of a majority of the outstanding Shares entitled to vote at the Special Meeting is necessary to constitute a quorum for the transaction of business at the Special Meeting. Approval of any proposal to adjourn the special meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the merger agreement requires the affirmative vote of holders representing a majority of the shares present in person or represented by proxy and entitled to vote at the special meeting. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured.

As of the close of business on the Record Date, there were ____________ shares of Company Common Stock outstanding.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon a proposal to adopt the Merger Agreement and approve the Merger. The Board unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Shareholders and recommends that you vote FOR adoption of the Merger Agreement and approval of the Merger.

How to Vote

Registered holders of Shares may vote by submitting a proxy card, or voting in person at the Special Meeting. To submit a proxy card, Shareholders must complete, sign, date and return the enclosed proxy card in time to be received by the Company prior to the Special Meeting, or deliver a completed and signed proxy card in person at the Special Meeting. Alternatively, registered Shareholders may vote by following the instructions on the enclosed proxy card. To vote in person at the Special Meeting, a registered Shareholder must attend the Special Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Special Meeting.

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If your Shares are held in “street name” by a bank or broker, your bank or broker should have forwarded these proxy materials, as well as voting instructions, to you. Please follow the voting instructions provided to vote your Shares. If your Shares are held in “street name,” you may not vote your Shares in person at the Special Meeting unless you obtain a power of attorney or legal proxy from the record holder of your Shares.

Required Vote; Calculation of the Vote; Abstentions and Broker Non-Votes

The adoption of the Merger Agreement and approval of the Merger requires the approval of the Shareholders of the Company Common Stock (the “Shareholder Approval”). The Rollover Shareholders and the Fortune Interests beneficially own, in the aggregate, 7,424,687 shares of Company Common Stock, or approximately 60% of the outstanding Shares entitled to vote at the Special Meeting, and have agreed to vote all the Shares they beneficially own in favor of the Merger Agreement and the Merger. Adoption of the Merger Agreement by the majority of our Shareholders, other than the Rollover Shareholders, is not required under either Indiana law or the Merger Agreement. The Rollover Shareholders and the Fortune Interests plan to be represented at the Special Meeting either in person or by proxy. Accordingly, based on the beneficial ownership of the Rollover Shareholders and the Fortune Interests, the presence of a quorum at the Special Meeting is assured. If, as anticipated, the Rollover Shareholders and the Fortune Interests vote all of their Shares in favor of the Merger Agreement and the Merger, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other Shareholders.

At the Special Meeting, the results of Shareholder voting will be tabulated by the inspector of elections appointed for the Special Meeting. All Shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting, unless previously revoked, will be voted at the Special Meeting in accordance with the instructions on the proxies. Except for broker non-votes, proxies submitted to the Company that do not provide voting instructions will be voted FOR the adoption of the Merger Agreement and approval of the Merger.

Other than the proposed Merger, the Company does not know of any matters that are to come before the Special Meeting. If any other matters are properly presented at the Special Meeting for action, the persons named in the enclosed proxy will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, the persons named in the proxies will not use their discretionary authority to use proxies voting against the adoption of the Merger Agreement and approval of the Merger to vote in favor of adjournment or postponement of the Special Meeting.

Banks and brokers who hold Shares in “street name” may, under the applicable rules of the exchange and other self-regulatory organizations of which they are members, sign and submit proxies for such Shares and may vote such Shares on routine matters, but such banks and brokers may not vote such Shares on non-routine matters, including the proposal to adopt the Merger Agreement and approve the Merger, without specific instructions from the beneficial owner of such Shares. Proxies that are signed and submitted by banks and brokers that have not been voted on certain matters as described in the previous sentence are referred to as “broker non-votes.” Properly executed proxies marked “abstain” and “broker non-votes” will (1) be counted for purposes of determining whether a quorum has been achieved at the Special Meeting and (2) have the effect of a vote against the adoption of the Merger Agreement and approval of the Merger for purposes of the required Shareholder Approval.

Revocation of Proxy

If you are a registered Shareholder, you may revoke your proxy at any time before it is exercised at the Special Meeting by delivering a properly executed proxy card bearing a later date or a written revocation of your proxy to the Company’s Secretary at our corporate offices before the start of the Special Meeting or attending the Special Meeting and voting in person. Attending the Special Meeting will not, in itself, revoke a previously submitted proxy. To revoke a proxy in person at the Special Meeting, you must obtain a ballot and vote in person at the Special Meeting. If your Shares are held in “street name,” and you wish to revoke your proxy, you should follow the instructions provided to you by your bank or broker.

Proxy Solicitation

The enclosed proxy is solicited on behalf of the Board. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Special Meeting and the enclosed proxy card will be borne by the Company. The Company will reimburse banks, brokers and other nominees for their reasonable expense in forwarding proxy materials to beneficial owners of Shares. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company and its subsidiaries may solicit proxies by telephone, electronic mail, facsimile, telegram or in person. Such directors, officers and employees will not be additionally compensated for this solicitation, but may be reimbursed for out-of-pocket expenses incurred.

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The Company has not authorized any person to give any information or make any representation not contained in this Proxy Statement. You should not rely on any such information or representation as having been authorized by the Company.

Securities Ownership of Fortune Industries, Inc.

The Shares are our only outstanding class of voting securities. The following table sets forth information regarding the beneficial ownership of the Shares as of February 1, 2013 by (1) each person who beneficially owns more than 5% of the Shares to the extent known to management, (2) each director and executive officer of the Company and (3) all directors and executive officers of the Company, as a group.

Name of Beneficial Owner	Number of Shares Beneficially Owned [1]		Percent of Class [2]
The Carter M. Fortune Living Trust	7,344,687	[3]	60%
David A. Berry, director	10,000		[4]
Richard F. Suja, director	1,365		[5]
Tena Mayberry	50,000		[6]
Randy Butler	30,000		[7]
All current executive officers and directors as a group	7,436,052		61%

1 As used in this table, “beneficial ownership” of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this table, a person is deemed to have “beneficial ownership” of any security that such person had the right to acquire within 60 days after January ___, 2013.

2 The “Percent of Class” is based on the 12,287,290 Shares outstanding on January __, 2013. Except as otherwise noted, the beneficial owner has sole voting and dispositive power over the Shares shown.

3 As the sole member of 14 West, LLC, the Carter M. Fortune Living Trust has sole voting and dispositive power over 1,259,834 shares of the Company’s Common Stock held by that entity, and these shares are included in the calculation of the Trust’s beneficial ownership.

4 Represents less than 1% of the outstanding shares of Company Common Stock.

5 Represents less than 1% of the outstanding shares of Company Common Stock.

6 Represents less than 1% of the outstanding shares of Company Common Stock.

7 Represents less than 1% of the outstanding shares of Company Common Stock.

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SPECIAL FACTORS

Background

  For several years, the Company has questioned whether it was of a sufficient size to justify the costs attendant to being a publicly traded company, including the costs to comply with the requirements of the SEC. The Company’s cost attendant to being a public company for fiscal year ended June 30, 2012 was approximately $150,000. However, the late Mr. Fortune, who had been the Company’s largest Shareholder since September 1, 2000, hoped that remaining public would provide significant liquidity with the opportunity at some point in time for all Shareholders, including Mr. Fortune, to sell their Shares. While the Company did not actively market itself for sale, over the past five years or so the Company did receive inquiries from potential buyers. In each case, once the buyers studied the Company they either did not make an offer at all or expressed an interest at a price below what would have been acceptable to Mr. Fortune. In certain instances the offered price was likely acceptable but the potential purchaser was unable to obtain sufficient funding. Given that experience, Mr. Fortune was unwilling to engage in a general sale process, and the Board recognized that there was no purpose in pursuing a process of that nature in the absence of Mr. Fortune’s desire to continue that process. The Company also considered implementing a reverse stock split. It concluded that a reverse stock split of a magnitude sufficient to create an attractive trading price of, say, $5 per share, would result in too few “round lot” holders (holders of 100 shares and multiples thereof) for there to be active trading (fewer than 250 Shareholders based upon record holdings). Moreover, the Company was concerned, as often is the case, that following a reverse stock split the Company’s stock would “trade down” (i.e., that the Company Common Stock current price was artificially high due to its low trading price). In addition, other such activity by the Company had not been successful in maintaining the stock price. The Company also took notice that few companies with its “public float” (the dollar amount of shares held by non-affiliates) had analytical coverage. In fact, the Company is unaware of any non-high-tech business with less than $10 million in public float that has analytical coverage at all. While the Company also recognizes the retention of paid stock analysts or promoters might generate short-term improvement, they did not believe that they would generate a sustainable long-term improvement and, in fact, would be a waste of money. Further, when the price per share of the Company Common Stock fell below $1.00, based on the history of the Company, the Company recognized that it was unlikely that the market for the Company Common Stock would at any time in the foreseeable future be sufficiently robust to provide meaningful liquidity for Mr. Fortune or for the Company’s other Shareholders. Specifically, the Company believes that the market for the Common Stock has not been robust within the Company’s history, with the market for the Company Common Stock during the past five years ranging from $6.40 per share to $0.12 per share. In 36 of the 72 months since January 1, 2007, the average closing price has been less than the $0.61 per share Merger Consideration. Moreover, the average monthly volume since January 1, 2007, has been fewer than 367,000 shares per month, even as trade activity has been on the upswing since the end of 2008. The Company and the Board believe that there is therefore minimal benefit to being publicly owned.

Over the past 36 months, the Company received two indications of interest in acquiring the Company. The first indication would have valued the Company in the $20-$25 million range based on the assumption that changes made as a result of the transaction and immediate improvement in the Company’s benefit and workers’ compensation programs would generate an annual EBITDA of $4 million. Further due diligence over the next few months indicated an increase in EBITDA of that magnitude was not possible within the timeframe the parties indicating interest were expecting. Although a second offer was never received, subsequent negotiations valued the Company significantly less than the original offer. Further negotiations to reach a revised purchase price could not be completed.

A second purchase offer was received which valued the Company in the $15-$17 million range. After several months of due diligence, the Company’s Board of Directors requested proof of funding that the parties indicating interest would be able to complete the transaction. The interested parties were unable to produce proof of funding and the Company’s Board of Directors terminated the discussions. The letter of interest and related information was provided to Kraft and was considered by Kraft in its analysis of the fairness of the Merger Consideration. The Special Committee considered the analysis provided by Kraft and Kraft’s valuation of the offer of the letter of interest as a measure of the value of the Company even though the interested parties were unable to obtain financing and the letter of interest expired.

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In May 2011, partially based on the factors outlined in this Proxy Statement, including the potential for the Bank to take a controlling interest in the company, the failed acquisition attempts of outside investors to either acquire the Company or Mr. Fortune’s interest in the Company and other operational factors (primarily the time and expense required to work through the due diligence process for each new potential buyer), Ms. Mayberry and Mr. Butler approached Mr. Fortune and advised him that they believed it was in the best interest of the Company and its Shareholders for Mr. Fortune’s shares to be purchased by a corporation organized by Mr. Fortune, Ms. Mayberry and Mr. Butler. They believed that these risk factors of the Company was not reflected in the Company’s current trading price, especially the risk created by Mr. Fortune’s Estate’s Loan and the liquidation preference of his Preferred Shares. At this time, the Company’s Board of Directors was comprised of Mr. Fortune, Paul J. Hayes, David A. Berry (independent director) and Richard J. Suja (independent director).

On August 15, 2011, a board meeting was held with Board members Mr. Fortune, Mr. Hayes, Mr. Berry and Mr. Suja, at which a request by Mr. Fortune to amend his Preferred Stock to include conversion provisions was initially considered. The Board determined that the independent directors should form a committee and take the request under advisement and the committee was formed (the “Special Committee”), which consisted of board members David A. Berry and Richard J. Suja, both independent directors. On August 17, 2011, the Special Committee met and agreed to recommend to the full board that the matter should be considered and that it was appropriate and necessary to obtain the opinion of an independent advisory firm to determine the number of shares that would be fair to be assigned to Mr. Fortune’s Preferred Stock if the conversion rights were to be assigned. On August 19, 2011, the full board (other than Mr. Fortune) convened, at which time the Special Committee made a recommendation to the full board (other than Mr. Fortune) to move forward with obtaining the opinion regarding the conversion rights for the Preferred Stock, and also was informed by outside counsel that Mr. Fortune entered into a letter of interest dated July 19, 2011 for the possible acquisition of his shares by CEP.

The Special Committee discussed and considered both the conversion provisions as well as the CEP offer during the intervening period. CEP offered to pay $0.61 per share for Small Block Holder’s common shares, while Large Block Holders would continue to own their shares in the Company. The number of shares held by Unaffiliated Shareholders to be purchased was determined by a combination of the projected funds available to satisfy the cash purchase obligation and the desire to reduce the number of shareholders of the Company below the 300 necessary for the Company to be able to cease being an SEC reporting company. By becoming eligible to cease being subject to the reporting requirements of the Securities Exchange Act, management of the Company believes the Company will achieve substantial cost saving. In addition, management believes that the Company and its shareholders received little benefit from all of the costs and expenses associated with being an SEC reporting company.

CEP did not perform or engage a financial advisor to perform any independent valuation or other analysis to assist them with this offer and the offer was based upon reviewing previous parties expressed interest, historical discovery, tentative offers, industry merger and acquisition activity and the related EBITDA multiples, a Preferred Stock valuation report, financial valuation and historical trends. Mr. Fortune urged the directors to form a Special Committee to consider the offer. Following these discussions, the Board met on February 9th, 2012 and appointed the Special Committee. The Special Committee retained Bose McKinney & Evans LLP (“Bose McKinney”) to advise it. Shortly thereafter, the Special Committee interviewed several potential financial advisors and retained Kraft to advise it as well.

The Special Committee engaged Rodefer Moss & Co, PLLC (“Rodefer Moss”) to calculate a valuation of Mr. Fortune’s Preferred Stock. This valuation was performed with the purpose of providing information to management and the Board of Directors to assist them with a variety of business decisions, including but not limited to establishing the value of the security as a component of amending the terms of the preferred stock certificate in order that it would include a feature making it convertible to common shares of the company. Rodefer Moss provides certified public accounting and business advisory services with offices in Tennessee, Kentucky and Indiana. The Special Committee selected Rodefer Moss because of their expertise and experience in business valuations for a variety of industries. This engagement was the only relationship with Rodefer Moss in the past two years. The Special Committee’s only instructions to Rodefer Moss were to calculate a value using their standard valuation procedures in the current economic environment. The Company also ensured the fee associated with the valuation was considered fair for the level of service and risk, and relative to industry expectations for such a report through inquiry and a bid process in the open market. The Special Committee placed no limitations on their scope, procedures or access to the Company’s internal information.

Rodefer Moss used a discounted cash flow approach under three different scenarios; assuming a five year redemption; a ten year redemption; and a fifteen year redemption. They weighted each assumption based on the probability that the redemption would occur within that time frame with the fifteen year scenario receiving the highest probability (50%) and the five and ten year scenarios equally weighted at 25% each. A 10% discount was then subtracted due to lack of marketability giving a final valuation of $21,304,105 for 100% of the preferred stock. In calculating the conversion value of Company Common Stocks, they used the Company’s share price immediately prior to any of the Company’s announcements regarding a potential transaction to avoid any perceived conflict between the management team and any existing or future Unaffiliated Shareholders. The conversion factor was based on the valuation assigned to the preferred stock by Rodefer Moss divided by the 140 day moving average of the Company’s common stock from the period September 15, 2011 through January 30, 2012.

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The Special Committee and management provided Rodefer Moss with applicable public documents previously filed with the United States Securities and Exchange Commission such as Form 10-K, 10-Q and 8-K filings, along with the preferred stock agreement, and other information as requested. In addition to the valuation report being included as an exhibit to this filing; the report will also be made available for inspection and copying at the Company’s corporate headquarters during its regular business hours by any interested equity security holder of the Company or representative who has been so designated in writing upon written request and at the expense of the requesting security holder. Rodefer Moss’ report is attached as Exhibit (c)(2)(v) to the Schedule 13e-3filed by the Company on March 8, 2013.

With the permission and authorization of the Board, CEP engaged Double Eagle Advisory, LLC (“Double Eagle”) to prepare a Quality of Earnings report at the request of a potential subordinate lender who had an existing relationship with Double Eagle and was initially considering funding part of the transaction. This lender ultimately decided to not be part of the transaction but Capstar Bank, CEP’s senior lender, approved this vendor and requested that CEP complete the report as part of their due diligence. The purpose of the report was to determine how consistent the Company’s financial performance has been after making adjustments to prior year financials for current SG&A expense levels and projected future expenses post transaction.

Double Eagle is an independent consulting firm specializing in financial due diligence, portfolio monitoring, and business advisory services. Double Eagle is focused on adding value to entrepreneurial, privately-held middle market companies through transaction-related due diligence, including mergers, acquisitions, divestitures, joint ventures, and financings. They were selected by CEP based on their experience in consulting on 300 similar merger & acquisition transactions and more specifically their relationship with the potential subordinate lender on the lender’s previous deals. This engagement is the only relationship between CEP or the Company and their firm within the past two years.

Double Eagle’s report covered the historical period of the fiscal years ended June 30, 2010 and June 30, 2011 and the three months ended September 30, 2010 and September 30, 2011. For the historical period they examined all of the Company’s public filings, internal accounting records, all correspondence from the Company’s independent accountants, documentation in support of all the pro forma adjustments, any related party transactions and a comparative schedule of other income and expense. Their instructions came directly from the potential subordinate lender and the Company placed no limitations on their scope, procedures or access to the Company’s internal information.

Double Eagle’s report concluded that the Company’s adjusted EBITDA for the fiscal years 2010, 2011, trailing twelve months 2012, year-to-date 2011 and year-to-date 2012 was (in thousands) $2,877, $3,321, $3,441, $908 and $1,028 respectively. CEP shared the results of the report with the Board, and upon the direction of the Board, the Company has also implemented all of their recommendations.

Double Eagle’s report is attached hereto as Exhibit (c)(2)(v) to the Schedule 13e-3filed by the Company on March 8, 2013.

The Special Committee subsequently met on October 24, 2011, November 8, 2011, November 18, 2011 and December 23, 2011, February 3, 2012 and March 20, 2012 before making a recommendation to the full board on March 23, 2012 to accept the CEP deal and recommend to Shareholders to accept the deal. No changes to the Board or the Special Committee occurred during this period.

The Company announced on Form 8-K filed on September 20, 2012, that it had entered into an Escrow Agreement with Ide Management Group, LLC (“IMG”) with the consent of Parent, pursuant to which the Company would suspend going forward with the original proposed merger transaction with Parent and would conduct due diligence on and negotiate a definitive agreement with IMG.

After the announcement and during the subsequent months, the Company and IMG worked diligently to negotiate a definitive agreement that would reflect the principal terms agreed to when the escrow funds were deposited by IMG.  The parties were able to reach mutually satisfactory terms in a proposed definitive agreement, while, at the same time, IMG was working with its advisors to provide due diligence materials to the Company and prepare the disclosures that would be necessary for the Company to file a substantially amended preliminary proxy statement with the SEC.  The Company also had several discussions with the New York Stock Exchange regarding IMG’s proposed changes to the transaction originally announced by the Company and CEP, Inc.  One of the more significant changes to the originally announced transaction was that the Company would remain a reporting company and would intend to remain listed on the New York Stock Exchange under the NYSE MKT rules.  After several discussions with the New York Stock Exchange, the parties were not able to determine a clear path forward for the Company to remain listed under the proposed new transaction terms, which resulted in a mutual agreement among the Company, IMG, and CEP, Inc. to terminate the proposed new transaction with IMG without liability to any of those parties following the refund of the escrowed funds. The funds deposited into escrow by IMG in September 2012 were refunded to IMG in full. On December 28, 2012, the Board, now consisting solely of independent directors Mr. Berry and Mr. Suja, authorized the Company to resume the work necessary to complete the original merger transaction with Parent and Merger Sub. The Company announced these subsequent developments regarding IMG on Form 8-K filed on January 3, 2013.

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The Special Committee engaged Kraft to assess the fairness of the proposed merger to two groups of the Company’s Unaffiliated Shareholders: 1) “Small-Block Holders” who will receive $0.61 cents per share for their stock if the Subject Transaction is completed and 2) “Large-Block Holders” who will receive shares of the surviving entity if the Subject Transaction is completed. For a more complete discussion of the analyses performed by Kraft see section entitled “Summary of Analysis Performed by Kraft of the Company and the Subject Transaction.”

Kraft was provided both non-public internally-prepared documents and publicly available SEC filings which included:

·	A draft of the proposed Merger Agreement;
·	Annual Reports on Form 10-K filed with the SEC for the years ended June 30, 2008, 2009, 2010, and 2011;
·	Quarterly Reports on Form 10-Q filed with the SEC for the quarters ended March 31, 2011 and September 30, 2011;
·	A Draft version of Quarterly Report on Form 10-Q to be filed with the SEC for the quarter ended December 31, 2011;
·	The valuation of the Preferred Stock by Rodefer Moss & Co. PLLC and a Financial Due Diligence Report compiled by an outside advisory firm;
·	Customer lists;
·	Accounts receivable aging reports;
·	Detailed asset listings;
·	Documentation related to prior offers to purchase the Company and/or Mr. Fortune’s ownership interest; and
·	Proposed and existing debt schedules and loan documents.

In addition to the above, Kraft conducted interviews with Tena Mayberry and Randy Butler. These interviews consisted of both face-to-face meetings and telephone calls. Where Kraft specifically relied upon information obtained from these interviews, it is noted in their fairness opinion presentation. The following are among the items discussed in these interviews:

•	Reasons for approaching Mr. Fortune;
•	Structure of the proposed transaction;
•	Benefits of the proposed transaction to the Company and the shareholders; and
•	Financial projections prepared by management.

Kraft also obtained additional information, such as SEC filings, from public sources related to the performance, structure and financial strength of other publicly traded PEO firms. Where Kraft specifically relied upon information obtained from public sources, it is noted in their fairness opinion presentation.

As related to the Small Block Holders, Kraft considered the historical performance of the stock along with the current position of those Shareholders in a liquidation scenario. Based on these analyses, and subject to the assumptions, qualifications and limitations described in its opinion, Kraft determined that the proposed transaction is fair to the Small Block Holders.

As related to the Large Block Holders, Kraft considered indications of value using various methodologies based on historical and market results including; rules of thumb, a guideline transaction, a prior letter of intent with an Unaffiliated PEO, and guideline public companies. To assess these various indications of value, Kraft computed a breakeven point for Large-Block Holders. The breakeven point represented the transaction value at which the Large-Block Holders would be economically indifferent whether or not the Subject Transaction is consummated. In addition, Kraft considered a future cash flow analysis based on performance projections provided by management. Based on these analyses, and subject to the assumptions, qualifications and limitations described in its opinion, Kraft determined that the proposed transaction is fair to the Large Block Holders.

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Upon completion of its analysis, Kraft provided a presentation of the results to the Special Committee of the Board of Directors. On March 20, 2012, all of the Special Committee members and its independent counsel participated in a telephone meeting with Kraft. A principal of Kraft provided an overview of the procedures and methodologies undertaken in the Kraft analysis along with a discussion of the resulting conclusions. The meeting provided the Special Committee an opportunity to ask questions and to confirm their understanding of Kraft’s analysis. Following the meeting, the Special Committee approved the offer and directed the Chairman to the Committee to report the results of its consideration to the Board of Directors of the Company.

Structure of the Merger

Pursuant to the Merger Agreement, Merger Sub will merge with and into the Company. After the Merger, the Company will continue as the surviving corporation and as a majority-owned subsidiary of Parent (the “Surviving Corporation”). Upon completion of the Merger, the Company intends to have reduced the number of record Shareholders in order to cease being a reporting company under the Securities and Exchange Act of 1934, and the only remaining Shareholders of the Company will be the Rollover Shareholders and the Large Block Holders. Upon completion of the Merger, the Surviving Corporation will be named “Fortune Industries, Inc.”

Under the terms of the Merger Agreement, at the Effective Time of the Merger, (i) each single share of the Company’s Series C Preferred Stock, $0.10 par value (“Company Preferred Stock”) will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of Common Stock, par value $0.00001 per share, of the Surviving Corporation; (ii) as to each Small Block Holder, such Holder’s Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Per Share Amount” or “Merger Consideration”); (iii) as to each Large Block Holder, each such Holder will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company.

The Special Committee

The Board formed the Special Committee to represent the interests of the Shareholders in connection with the Merger. The members of the Special Committee are Messrs. Berry and Suja. Mr. Berry is the Chairman of the Special Committee. The members of the Special Committee are not employees or directors of Parent or Merger Sub and are not employees of the Company. Both directors are “independent” pursuant to the requirements of Section 803(A) of the NYSE MKT rules. For more information, please see the sections entitled “SPECIAL FACTORS — Background,” “— Recommendation of the Special Committee and the Board,” and “— Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

Recommendation of the Special Committee and the Board of Directors

The Special Committee unanimously approved the Merger Agreement and the Merger, determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and its Unaffiliated Shareholders and recommended to the Board that it approve the Merger Agreement and the Merger and recommend that you adopt the Merger Agreement and approve the Merger.

The Board, acting upon the recommendation of the Special Committee, unanimously (with the exception of Mr. Fortune who did not to participate in the meeting) approved the Merger Agreement and the Merger and determined that the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and its Unaffiliated Shareholders.

The Board recommends that you (1) vote FOR adoption of the Merger Agreement and approval of the Merger; and (2) vote FOR the adjournment of the Special Meeting to a later date, if necessary or appropriate, for any reason.

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Purpose of the Merger

The Company

The Company’s purpose for engaging in the transactions contemplated by the Merger Agreement is for the Shareholders to realize the value of their investment in the Company through their receipt of the Merger Consideration. The Company’s Board of Directors had considered similar transactions in the past, but none of the parties submitting offers in the past had been able to obtain verifiable financing in order to proceed to a definitive agreement. The determination to proceed with the Merger at this time affords (1) the Small Block Holders an opportunity to dispose of their Shares at a significant premium over recent market prices and (2) the Large Block Holders an opportunity to participate potentially in the growth of a stronger Surviving Corporation that would no longer be a reporting company pursuant to the Securities and Exchange Act of 1934 or be burdened with the associated expenses of a reporting registrant. Further, the Surviving Corporation would no longer carry a perpetual liability for the Company Preferred Stock dividend payment and would no longer risk an involuntary change of control as a result of a default in Mr. Fortune’s Estate’s Loan. As of the date of this filing, the risk of a change of control will continue until the proposed transaction is completed, because the Bank has not agreed to extend the maturity date of Mr. Fortune’s Estate’s Loan.

The Company considered a reverse stock split as an alternative structure to the Merger. The transaction was structured as a merger, however, to permit the Company to be able to obtain financing for the purchase of the Fortune Interest’s Preferred Shares. By doing so the Company is able to: (i) eliminate the substantial Preferred Dividend obligation and (ii) provide sufficient liquidity to enable the Fortune Interests to repay a sufficient portion of Mr. Fortune’s Estate’s Loan to obtain the release of the security interest on all of the Fortune Interest’s interest in the Company. By obtaining the release of the security interest the Company will be able to reduce the risk of the Bank executing on the security interest for Mr. Fortune’s Estate’s Loan and thereby seizing control of the Company. The Merger appeared to be the only viable structure to permit a transaction accomplishing the Company’s goals.

Rollover Shareholders

For Parent and Merger Sub, the purpose of the Merger is to effect the transactions contemplated by the Merger Agreement. For the Rollover Shareholders, the purpose of the Merger is to allow them to own equity interests in the Company and to bear the rewards and risks of such ownership after the shares of Company Common Stock cease to be publicly traded. The Rollover Shareholders believe that it is best for the Company to operate as a privately held entity to allow the Company to focus on its long-term growth and continuing improvements to its business absent the regulatory burden imposed upon public companies, the distractions caused by the public equity market’s valuation of the Company Common Stock and certain competitive disadvantages relative to its competitors and peer companies, most of which are privately held or divisions of public companies that do not report them as separate segments.

The Rollover Shareholders believe that structuring the transaction as a merger is preferable to other transaction structures because it (1) will enable Parent to accomplish its goals through a single transaction without the added time an expense of multiple transactions, (2) represents an opportunity for the Company’s Shareholders to receive fair value for their Shares, and (3) allows the Rollover Shareholders to maintain their investment in the Company.

Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board

The Special Committee was formed to represent the interests of the Shareholders. The Special Committee was not formed to act solely on behalf of our Unaffiliated Shareholders, and an unaffiliated representative was not retained to act solely on behalf of such Shareholders for purposes of negotiating a transaction or preparing a report concerning the fairness of the transaction. Nevertheless, the Special Committee believes, for the reasons set forth below, that the Merger is both substantively and procedurally fair to our Unaffiliated Shareholders and is in the best interests of our Shareholders generally. It further believes that sufficient procedural safeguards were and will be present to ensure the fairness of the Merger to our Unaffiliated Shareholders.

The Special Committee and the Board believe the Merger Agreement and the Merger are advisable and fair to, and in the best interests of, the Company and the Unaffiliated Shareholders because, among other things:

•	The structure of the Merger will remove the Company Preferred Stock from the capital structure of the Surviving Corporation, improving the common Shareholder liquidity preference position and removing the perpetual liability created by the accrued and accruing dividend which increased $813,992 in fiscal year 2012 over fiscal year 2011 and will increase an additional $271,331 in fiscal year 2013 and an additional $271,331 in fiscal year 2014. The scheduled debt structure of the proposed transaction would increase the Company’s pre-tax cash flow by $347,405 over the first five years as compared to the current dividend liability.

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•	The Merger Consideration of $0.61 per Share represents a 33% premium over the $0.46 per share closing price of Company Common Stock on March 23, 2012 (the last trading day before Parent’s Merger proposal was publicly disclosed) and a 22% premium over the volume weighted-average closing price of Company Common Stock of $0.50 per share during the 30 trading days ending on that date;

•	The Merger provides a liquidity event for a majority of record and beneficial Shareholders that otherwise may not access the same liquidity due to the thinly-traded nature of the Company Common Stock;

•	Elimination of the security interest granted by the late Mr. Fortune to the Bank as collateral security for Mr. Fortune’s Estate’s Loan. As noted in the risk factors of the Company’s December 31, 2011, March 31, 2012 and September 30, 2012 Form 10-Q filings and the Company’s June 30, 2012 Form 10-K filing, the Company Preferred and Common Stock are held by the Fortune Interests as collateral by the Bank for Mr. Fortune’s Estate’s Loan. Future default on these obligations by The Fortune Interests could have a material adverse effect on the Company’s (a) operations (because Mr. Fortune had guaranteed certain collateral obligations for the Company which could be denied at renewal), (b) capital structure and (c) corporate governance. If the Bank were to exercise one or more remedies with respect to Mr. Fortune’s Estate’s Loan, the Bank may be entitled to take title to the Fortune Interest’s Preferred and Common Stock which could result in the Bank becoming the Company’s majority Shareholder. There is a strong possibility that the Bank would want to liquidate its holdings in a sale to the highest bidder. In such event, it is unlikely that a buyer of the Company’s Preferred and Common Stock held by the Bank would pay additional consideration to the common Shareholders after paying for the value of the Preferred Stock. In addition, any other future event that may cause a disruption in our primary Shareholder’s ownership of his Preferred or Common Stock could also have a material adverse effect on the Company’s (a) operations, (b) capital structure and (c) corporate governance. With respect to the insiders and management, in the event the Bank exercised its rights to obtain control of the company, there is no assurance that a board of directors elected by a new control shareholder would ask the Company’s current management team to continue leading the Company and, likewise, no assurance that the change of control transaction described in this document would be completed by CEP, Inc. Additional risks to the Company and its Shareholders are noted related to this factor: a) The maturity date of Mr. Fortune’s Estate’s Loan was August 31, 2012, and the Fortune Interests are currently working with the Bank to extend the maturity date to March 31, 2013 (and there can be no assurance the maturity date will be extended by the Bank); b) Section 8.8 of Mr. Fortune’s Estate’s Loan currently includes a provision that requires the borrower to use its best efforts to sell its interest in the Company in the event Mr. Fortune’s Estate’s Loan remains outstanding on August 31, 2012 and c) The Fortune Interests were unable to pay off Mr. Fortune’s Estate’s Loan to the Bank at August 31, 2012;

•	While the proposed transaction would add indebtedness to the Surviving Corporation's balance sheet, the Merger would put the Surviving Corporation and its remaining Shareholders in a stronger position going forward because:

-	the new indebtedness, which is secured by a pledge of Parent's Common Stock in the Surviving Corporation (representing Parent's controlling ownership interest), would be directly tied to the Surviving Corporation's performance. For example, as long as the Surviving Corporation is not in default of the new senior credit facility, the new senior lender would not be entitled to "foreclose" on the Parent's pledged Common Stock and exercise the rights of a majority Shareholder. By contrast, under the current structure, the Company Preferred Stock and Company Common Stock pledged by the late Mr. Fortune to secure the payment and performance of Mr. Fortune’s Estate’s Loan could be "foreclosed" upon if Mr. Fortune's Estate’s Loan is in default. The Company currently has no control over this situation, and the Company's Unaffiliated Shareholders are subject to the risk of a change of control that is completely out of the control of the Company's Board of Directors and management;

-	if an involuntary change of control occurred in the event the Fortune Interests default on Mr. Fortune’s Estate’s Loan, the Unaffiliated Shareholders would be at risk that the new control Shareholder would position itself to liquidate the Company in a manner designed to satisfy the underlying personal debt in default rather than maximize Shareholder value with a long-term perspective. In such event, it is unlikely that a buyer of the Company Preferred Stock and Company Common Stock held by the new control Shareholder would be motivated to pay additional consideration to the Unaffiliated Shareholders after paying for the value of the Company Preferred Stock; and

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-	if the Merger became effective, the composition of the Surviving Corporation's Board of Directors would be controlled by the Rollover Shareholders, and, effectively, a liquidity event of the Surviving Corporation would require the consent of the Rollover Shareholders who would be motivated to maximize long-term value for themselves and the Unaffiliated Shareholders.

•	Mr. Fortune passed away on August 25, 2012. His death presents significant risks to Shareholders and in particular the Bank’s treatment on Mr. Fortune’s Estate’s Loan, if the Bank chose to exercise its security interest in Mr. Fortune’s Estate’s holdings which would give them the ability to take control of the Company and potentially initiate a liquidity event that would be unfavorable to the remaining Shareholders;

•	As a result, the Company and its Board of Directors believe the risks associated with Mr. Fortune’s Estate’s Loan and his death may likely have a material adverse effect on the Company’s operations by making it more difficult to maintain the required collateral requirements if Mr. Fortune’s personal guarantee were no longer available and retaining existing clients and obtaining new clients if the Company is in the process of a quick liquidity event, its capital structure and ultimately to all Company Shareholders in the event the Bank is in position to enforce its security interest in Mr. Fortune’s Estate’s Loan and take title to Mr. Fortune’s preferred and Common Stock which would make the Bank the Company’s majority Shareholder and give them the right to replace the directors and officers in order to position themselves to sell the Company. There is a strong possibility that the Bank would want to liquidate its holdings and sell the Company to the highest bidder which, as the owner of the Preferred Stock, would entitle them to receive all the net proceeds from a sale up to $29 million. Using current EBITDA multiples as a basis to value the Company to a potential buyer in today’s market, a transaction in the range of $1-$20 million would be expected leaving all the common Shareholders with nothing for their investment;

•	However, following the consummation of the Merger, control of the Surviving Corporation will no longer be subject to the Bank’s security interest Mr. Fortune’s Estate’s Loan which could result in an involuntary change of ownership, management and directors and an immediate sale at a valuation which would generate no proceeds for any common Shareholders;

•	The Special Committee was appointed by the Board to represent the interests of the Shareholders in connection with the Merger and consists of directors who do not have a commercial relationship with the Company and who are not employees of the Company;

•	The Special Committee reviewed and analyzed the history of the Company and the viability of prior offers for a combination transaction that did not result in a consummated transaction;

•	During approximately the past two years the Company has entered into discussions with several acquisition prospects resulting in three letters of interest (“Offers”) to purchase 100% of the Preferred Stock and 100% of the Common Stock of Mr. Fortune. Both Offers provided for a lesser purchase price for Mr. Fortune’s shares than the Merger Agreement included in this filing, along with uncertainty regarding the treatment of the remaining Company Common Shareholders. In addition, despite a lengthy negotiation and discovery process, neither prospective buyer was able to secure the required financing necessary to move the respective deal to closure.

•	Other prospects through this period have experienced similar challenges with a) securing the required financing, b) exit or continuation strategies with minority Common Stockholders and c) a variety of other concerns including customer retention by changing the management structure. During the due diligence process the importance of retaining current management became evident due to the customer service nature of the Company’s business and current client base. Brand loyalty with existing customers is developed over an extended period of time resulting in key relationships between the Company’s management team and representatives from our clients. Acquisition prospects ultimately concluded potential disruption of these relationships could have a material impact on the future valuation of the Company. All prospects concluded that the combination of the three challenges sited above precluded them from moving forward.

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•	The Special Committee reviewed and analyzed the independent appraisal by Rodefer Moss & Co, PLLC of the Company’s Preferred Stock to calculate the conversion of the Preferred Stock to Common Stock;

•	The Merger as proposed is the only transaction opportunity presented to the Company within the past 36 months that was determined by the Company’s Board of Directors to be viable enough to recommend to all Shareholders, providing the Company’s Small Block Holders with more cash consideration than available through trading in the ordinary course and the Large Block Holders with a financially stronger company in which to hold their investment going forward;

•	The Special Committee carefully reviewed, negotiated, and deliberated in evaluating the Merger and the Merger Consideration;

•	Following the Merger, and upon suspending reporting obligations under the Securities and Exchange Act of 1934, the Surviving Corporation expects to recognize cost savings related to compliance costs estimated to be, in the aggregate, $150,000 annually;

•	The opinion of Kraft that, as of March 26, 2012 and based upon and subject to the assumptions, qualifications and limitations described in its opinion, the Merger Consideration was fair, from a financial point of view, to the Unaffiliated Shareholders;

•	The structure of the Merger is an all-cash transaction to Small Block Holders by which they will receive the cash Merger Consideration and the Large Block Holders will be permitted to participate in the future of the Company retaining the number of Company shares they currently own;

•	The Company’s Board of Directors also discussed certain factors relating to the Merger that are detrimental to the Company, its affiliates, and our Unaffiliated Shareholders, although our directors determined that these factors did not outweigh the reasons for approving and recommending the Merger. These factors include the following:

•	When the Merger is completed, the minority ownership percentage currently held in the aggregate by our Unaffiliated Shareholders, now approximately 39%, will suffer additional dilution and will decrease to approximately 10%. However, the board determined that the dilution is fair to the Unaffiliated Shareholders for the reasons identified in the Kraft fairness opinion.
•	While the preferred dividend and liquidity preference associated with the Company Preferred Stock will be eliminated when the Merger is completed, the Company will become a co-obligor with CEP, Inc. on the senior credit facility being obtained by CEP, Inc. to finance CEP Inc.’s acquisition of control from the Fortune Interests. However, the board determined that this factor did not outweigh the benefits of the transaction because the Company’s obligations under the senior credit facility will be finite with a known maturity date, which is more favorable to the Company and the Unaffiliated Shareholders than the perpetual existence of the Company’s increasing dividend obligation and the liquidation preference under the terms of the Preferred Common Stock.
•	When the Merger is completed and the lien on the Fortune Interests’ Company Common Stock is released after Mr. Fortune’s Estate’s Loan is repaid, a majority of the Company’s Common Stock will be pledged by CEP, Inc. to the senior lender providing the financing for the transactions described in this proxy. In other words, after the Merger is completed, there is a risk that the CEP, Inc. and the Company could default on the senior credit facility resulting in a change of control of the Company if the senior lender exercised its rights with respect to the Company Common Stock pledged to it. However, the board noted that this factor did not outweigh the benefits of the Merger because the Company is currently subject to the risks related Mr. Fortune’s Estate’s Loan over which the Company has virtually no control;

•	The Special Committee consists of individuals who are very familiar with the history of the Company, the competitive nature of the professional employer organization industry, the trading patterns of the Company Common Stock, and historical and regulatory issues related to the Company.

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The Merger Agreement does not contain a provision requiring approval of the majority of the Unaffiliated Shareholders. The Special Committee and the Board each considered such a provision and determined that, in light of the fact that such a provision is not required by Indiana law and the overall situation and issues facing the Company, it was appropriate to allow all Shareholders to vote on the Merger proposal. Neither the Special Committee nor the Board retained a special representative to act solely on behalf of the Unaffiliated Shareholders in either the negotiations of terms of the Merger or to prepare report on the fairness of the Merger. In light of the relative size, financial condition of the Company and that Kraft has been retained to address the fairness of the Merger to all groups of Shareholders, it was determined that no special representative would be hired. The Special Committee, all of whom are independent directors pursuant to the NYSE MKT rules for listed companies, approved the Merger Agreement and specifically adopted the fairness option of Kraft and the analysis contained discuss related to Kraft opinion. In addition, the full Board considered and specifically adopted the analysis, recommendation and discussion of the Special Committee in connection with the approval of the Merger Agreement.

Position of the Acquiror Filing Persons as to the Fairness of the Merger

Under the rules governing “going private” transactions, the Acquiror Filing Persons are required to express their beliefs as to the substantive and procedural fairness of the Merger to the Company’s Unaffiliated Shareholders. The Acquiror Filing Persons, previously defined as Parent, Merger Sub, Ms. Mayberry and Mr. Butler, are making the statements included under this caption and with regard to the Unaffiliated Shareholders solely for the purposes of complying with the requirements of Rule 13e-3 and related rules under the Exchange Act. The Acquiror Filing Persons’ views as to the substantive and procedural fairness of the proposed Merger are not intended and should not be construed as a recommendation to any Shareholder as to how to vote on the proposal to adopt the Merger Agreement or any proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt the Merger Agreement.

The Acquiror Filing Persons believe the interests of the Company’s Unaffiliated Shareholders were represented by the Special Committee, which negotiated the terms and conditions of the Merger Agreement with the assistance of the Company’s legal and financial advisors. The Acquiror Filing Persons and Mr. Fortune were not members of the Special Committee and did not participate in the Special Committee’s unanimous recommendation to the full Board that the Board approve the Merger Agreement and the Merger. Carter M. Fortune, who also serves as Chairman of the Board, abstained from the vote regarding the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger. The Acquiror Filing Persons and Mr. Fortune found persuasive the conclusions and unanimous recommendations of the Special Committee and those members of the Board who are not Acquiror Filing Persons, as to the substantive and procedural fairness of the Merger to the Company’s Shareholders, as described under “—Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.” Although, as described in “—Background,” neither Parent nor Merger Sub participated in the deliberations of the Special Committee regarding, or received advice from the Company’s legal or financial advisors as to, the substantive or procedural fairness of the Merger to the Unaffiliated Shareholders.

The Acquiror Filing Persons believe the Merger is substantively and procedurally fair to the Company’s Unaffiliated Shareholders on the basis of the factors described below. However, none of the Acquiror Filing Persons or Mr. Fortune has performed or engaged a financial advisor to perform any independent valuation or other analysis solely for them to assist them in assessing the substantive and procedural fairness of the Merger to the Unaffiliated Shareholders, as they believed that the fairness opinion from Kraft was sufficient. The Acquiror Filing Persons have not identified any separate or distinct reasons for entering into the transaction other than those previously stated.

In making their determination that the Merger is substantively fair to the Unaffiliated Shareholders, the Rollover Shareholders considered the following material positive factors, among others:

•	The structure of the Merger will remove the Company Preferred Stock from the capital structure of the Surviving Corporation, improving the common Shareholder liquidity preference position and removing the perpetual liability created by the accrued and accruing dividend which increased $813,992 in fiscal year 2012 over fiscal year 2011 and will increase an additional $271,331 in fiscal year 2013 and an additional $271,331 in fiscal year 2014. The scheduled debt structure of the proposed transaction would increase the Company’s pre-tax cash flow by $347,405 over the first five years as compared to the current dividend liability.

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•	The Merger Consideration of $0.61 per Share represents a 33% premium over the $0.46 per share closing price of Company Common Stock on March 23, 2012 (the last trading day before Parent’s Merger proposal was publicly disclosed) and a 22% premium over the volume weighted-average closing price of Company Common Stock of $0.50 per share during the 30 trading days ending on that date;

•	The Merger provides a liquidity event for a majority of record and beneficial Shareholders that otherwise may not access the same liquidity due to the thinly-traded nature of the Company Common Stock;

•	The opinion of Kraft Analytics, LLC that, as of March 23, 2012 and based upon and subject to the assumptions, qualifications and limitations described in its opinion, the Merger Consideration was fair, from a financial point of view, to the Unaffiliated Shareholders;

•	Elimination of the security interest granted by the late Mr. Fortune to the Bank as collateral security for Mr. Fortune’s Estate’s Loan. As noted in the risk factors of the Company’s December 31, 2011, March 31, 2012 and September 30, 2012 Form 10-Q filings and the Company’s June 30, 2012 Form 10-K filing, the Company Preferred and Common Stock are held by the Fortune Interests as collateral by the Bank for Mr. Fortune’s Estate’s Loan. Future default on these obligations by The Fortune Interests could have a material adverse effect on the Company’s (a) operations (because Mr. Fortune had guaranteed certain collateral obligations for the Company which could be denied at renewal), (b) capital structure and (c) corporate governance. If the Bank were to exercise one or more remedies with respect to Mr. Fortune’s Estate’s Loan, the Bank may be entitled to take title to the Fortune Interest’s Preferred and Common Stock which could result in the Bank becoming the Company’s majority Shareholder. There is a strong possibility that the Bank would want to liquidate its holdings in a sale to the highest bidder. In such event, it is unlikely that a buyer of the Company’s Preferred and Common Stock held by the Bank would pay additional consideration to the common Shareholders after paying for the value of the Preferred Stock. In addition, any other future event that may cause a disruption in our primary Shareholder’s ownership of his Preferred or Common Stock could also have a material adverse effect on the Company’s (a) operations, (b) capital structure and (c) corporate governance. With respect to the insiders and management, in the event the Bank exercised its rights to obtain control of the company, there is no assurance that a board of directors elected by a new control shareholder would ask the Company’s current management team to continue leading the Company and, likewise, no assurance that the change of control transaction described in this document would be completed by CEP, Inc. Additional risks to the Company and its Shareholders are noted related to this factor: a) The maturity date of Mr. Fortune’s Estate’s Loan was August 31, 2012, and the Fortune Interests are currently working with the Bank to extend the maturity date to March 31, 2013 (and there can be no assurance the maturity date will be extended by the Bank); b) Section 8.8 of Mr. Fortune’s Estate’s Loan currently includes a provision that requires the borrower to use its best efforts to sell its interest in the Company in the event Mr. Fortune’s Estate’s Loan remains outstanding on August 31, 2012 and c) The Fortune Interests were unable to pay off Mr. Fortune’s Estate’s Loan to the Bank at August 31, 2012;

•	While the proposed transaction would add indebtedness to the Surviving Corporation's balance sheet, the Merger would put the Surviving Corporation and its remaining Shareholders in a stronger position going forward because:

-	the new indebtedness, which is secured by a pledge of Parent's Common Stock in the Surviving Corporation (representing Parent's controlling ownership interest), would be directly tied to the Surviving Corporation's performance. For example, as long as the Surviving Corporation is not in default of the new senior credit facility, the new senior lender would not be entitled to "foreclose" on the Parent's pledged Common Stock and exercise the rights of a majority Shareholder. By contrast, under the current structure, the Company Preferred Stock and Company Common Stock pledged by the late Mr. Fortune to secure the payment and performance of Mr. Fortune’s Estate’s Loan could be "foreclosed" upon if Mr. Fortune's Estate’s Loan is in default. The Company currently has no control over this situation, and the Company's Unaffiliated Shareholders are subject to the risk of a change of control that is completely out of the control of the Company's Board of Directors and management;

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-	if an involuntary change of control occurred in the event the Fortune Interests default on Mr. Fortune’s Estate’s Loan, the Unaffiliated Shareholders would be at risk that the new control Shareholder would position itself to liquidate the Company in a manner designed to satisfy the underlying personal debt in default rather than maximize Shareholder value with a long-term perspective. In such event, it is unlikely that a buyer of the Company Preferred Stock and Company Common Stock held by the new control Shareholder would be motivated to pay additional consideration to the Unaffiliated Shareholders after paying for the value of the Company Preferred Stock; and

-	if the Merger became effective, the composition of the Surviving Corporation's Board of Directors would be controlled by the Rollover Shareholders, and, effectively, a liquidity event of the Surviving Corporation would require the consent of the Rollover Shareholders who would be motivated to maximize long-term value for themselves and the Unaffiliated Shareholders.

•	Mr. Fortune passed away on August 25, 2012. His death presents significant risks to Shareholders and in particular the Bank’s treatment on Mr. Fortune’s Estate’s Loan, if the Bank chose to exercise its security interest in Mr. Fortune’s Estate’s holdings which would give them the ability to take control of the Company and potentially initiate a liquidity event that would be unfavorable to the remaining Shareholders;

•	As a result, the Company and its Board of Directors believe the risks associated with Mr. Fortune’s Estate’s Loan and his death may likely have a material adverse effect on the Company’s operations by making it more difficult to maintain the required collateral requirements if Mr. Fortune’s personal guarantee were no longer available and retaining existing clients and obtaining new clients if the Company is in the process of a quick liquidity event, its capital structure and ultimately to all Company Shareholders in the event the Bank is in position to enforce its security interest in Mr. Fortune’s Estate’s Loan and take title to Mr. Fortune’s preferred and Common Stock which would make the Bank the Company’s majority Shareholder and give them the right to replace the directors and officers in order to position themselves to sell the Company. There is a strong possibility that the Bank would want to liquidate its holdings and sell the Company to the highest bidder which, as the owner of the Preferred Stock, would entitle them to receive all the net proceeds from a sale up to $29 million. Using current EBITDA multiples as a basis to value the Company to a potential buyer in today’s market, a transaction in the range of $1-$20 million would be expected leaving all the common Shareholders with nothing for their investment;

•	However, following the consummation of the Merger, control of the Surviving Corporation will no longer be subject to the Bank’s security interest Mr. Fortune’s Estate’s Loan which could result in an involuntary change of ownership, management and directors and an immediate sale at a valuation which would generate no proceeds for any common Shareholders;

•	During approximately the past two years the Company has entered into discussions with several acquisition prospects resulting in three letters of interest (“Offers”) to purchase 100% of the Preferred Stock and 100% of the Common Stock of Mr. Fortune. Both Offers provided for a lesser purchase price for Mr. Fortune’s shares than the Merger Agreement included in this filing, along with uncertainty regarding the treatment of the remaining Company Common Shareholders. In addition, despite a lengthy negotiation and discovery process, neither prospective buyer was able to secure the required financing necessary to move the respective deal to closure.

•	Other prospects through this period have experienced similar challenges with a) securing the required financing, b) exit or continuation strategies with minority Common Stockholders and c) a variety of other concerns including customer retention by changing the management structure. During the due diligence process the importance of retaining current management became evident due to the customer service nature of the Company’s business and current client base. Brand loyalty with existing customers is developed over an extended period of time resulting in key relationships between the Company’s management team and representatives from our clients. Acquisition prospects ultimately concluded potential disruption of these relationships could have a material impact on the future valuation of the Company. All prospects concluded that the combination of the three challenges sited above precluded them from moving forward.

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•	The Merger as proposed is the only transaction opportunity presented to the Company within the past 36 months that was determined by the Company’s Board of Directors to be viable enough to recommend to all Shareholders, providing the Company’s Small Block Holders with more cash consideration than available through trading in the ordinary course and the Large Block Holders with a financially stronger company in which to hold their investment going forward;

•	Following the Merger, and upon suspending reporting obligations under the Securities and Exchange Act of 1934, the Surviving Corporation expects to recognize cost savings related to compliance costs estimated to be, in the aggregate, $150,000 annually;

•	The structure of the Merger is an all-cash transaction to Small Block Holders by which they will receive the cash Merger Consideration and the Large Block Holders will be permitted to participate in the future of the Company retaining the number of Company shares they currently own.

Fairness Opinion of Kraft Analytics, LLC

Following the establishment of the Special Committee, the committee members immediately began a search for a qualified independent valuation firm to assist in the valuation of the offer for the Shares and the fairness of that offer, including the issuance of a fairness opinion.

The Special Committee sought recommendations from several sources it believed were knowledgeable and experienced in dealing with valuation consultants. The Special Committee received several recommendations and performed a preliminary review of each of the recommended possible valuation firms. Following the initial review, each firm was interviewed and additional background analysis was performed. Several of the firms appeared to be qualified and experienced. The Special Committee attempted to locate a firm that had expertise in the business process outsourcing industry. The Special Committee also was interested in a valuation firm that had issued fairness opinions, had sufficient capacity to perform the analysis in a timely manner, had sufficient depth of knowledgeable and experienced staff members to be able to adequately perform an evaluation and assist the Special Committee in understanding the valuation of the Company and the fairness of the acquisition offer. While not a controlling factor, the Special Committee was also interested in valuation firms which were located within a reasonable distance of the Company’s offices.

During the interview and research process, the Special Committee learned that Kraft provides complex valuation services and is affiliated with an independent accounting firm based in Nashville, Tennessee. The Special Committee reviewed the credentials of Kraft’s valuation professionals, determined that they are very experienced, have appropriate education and work experience backgrounds. The valuation professionals are also members of, and hold designations from the National Association of Certified Valuation Analysts and the Licensing Executive Society. The principals of Kraft indicated that it could assemble a team to analyze the Company, provide the valuation in a timely manner, review the offer to purchase the Company, issue a fairness opinion regarding the offer and provide any other services that might be necessary to assist the Special Committee in reviewing the proposed Merger. Kraft is located in Nashville, Tennessee.

Based on the above analysis, the Special Committee retained the services of Kraft to assist in the analysis of the proposed transaction and to render an opinion as to the fairness, from a financial point of view, to the Shareholders of the Merger Consideration to be received by such holders pursuant to the Merger Agreement. The Special Committee requested that Kraft submit an engagement letter to memorialize the terms of the engagement. Kraft submitted an engagement letter dated February 11, 2012, which was ultimately executed by the Company. The engagement letter provided that Kraft would render an opinion as to the fairness, from a financial point of view, of the then proposed transaction. The engagement letter provided that Kraft was not becoming a fiduciary of any party and that its fairness opinion was not to be construed as a recommendation to the Board of Directors, any security holder or any other person. The engagement letter further provided the scope and limitations of its duties in connection with rendering the fairness opinion. Under the terms of the engagement letter, Kraft was to be paid an initial fee of $15,000 and additional fees as incurred. None of Kraft’s fee was contingent in any way upon the conclusions Kraft might draw in connection with the proposed transaction. The engagement letter also obligated the Company to indemnify Kraft and any director, officer, employee, subcontractor or agent from any and all liabilities, cost and expenses (including attorney’s fees) incurred by reason of or in any way relating to Kraft’s engagement with the Company. All expenses incurred by Kraft were to be submitted to and reimbursed by the Company following completion of the engagement. Pursuant to the engagement letter with Kraft, the total amount of fees to be paid to Kraft for its services described herein was approximately $32,000.

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At the meeting of the Special Committee on March 23, 2012, Kraft presented its opinion in draft form. Kraft determined that as of March 23, 2012, and based upon and subject to the assumptions, qualifications and limitations described in the Kraft opinion letter, the Merger Consideration was fair, from a financial point of view, to the Company’s Unaffiliated Shareholders. The Special Committee accepted that opinion and recommended the approval of the Merger Consideration to the Board. At the Board Meeting to consider the recommendation, the directors present unanimously voted to approve the Merger transaction and submit the transaction to the Company’s Shareholders for approval.

There has been no material change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the date of the Fairness Opinion.

The full text of Kraft’s opinion, dated as of March 23, 2012, which describes, among other things, the qualifications to, factors considered in, assumptions made in and limitations on the review undertaken by Kraft, is attached as Annex B to this Proxy Statement and is incorporated herein by reference. Kraft’s opinion, which is addressed to the Special Committee, is not a recommendation to the holders of Shares to adopt the Merger Agreement and approve the Merger. The opinion is limited to the fairness, from a financial point of view, of the Merger Consideration to the Shareholders, as of the date of the opinion, and Kraft expresses no opinion as to the merits of the underlying business decision by the Company to engage in the Merger, the structure or tax or legal consequences of the Merger or the availability or advisability of any alternatives to the Merger. The Special Committee did not impose limitations on Kraft with respect to the investigations made or procedures followed by it in rendering its opinion. The summary of Kraft’s opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion. Holders of Shares are encouraged to, and should, read Kraft’s opinion carefully and in its entirety, including all text and tables. The Company will provide without charge, to any person to whom a copy of this Proxy Statement has been delivered, a copy of the presentation of Kraft to the Special Committee, dated March 9, 2012. Requests for copies should be directed to Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278, Attention: Secretary; telephone number (317) 472-5660.

In connection with rendering its opinion, Kraft, among other things:

•	reviewed the financial terms and conditions as stated in the Merger Agreement;

•	reviewed our Annual Reports on Form 10-K filed with the SEC for the years ended June 30, 2008, 2009 and 2010;

•	reviewed our Quarterly Report on Form 10-Q filed with the SEC for the quarter ended March 31, 2011;

•	reviewed our Annual Report on Form 10-K filed with the SEC for the year ended June 30, 2011;

•	reviewed our Quarterly Report on Form 10-Q filed with the SEC for the quarter ended September 30, 2011;

•	reviewed our draft quarterly Report on Form 10-Q to be filed with the SEC for the quarter ended December 31, 2011;

•	reviewed other financial and operating information requested from and/or provided by the Company, including financial forecasts;

•	valuation of the Preferred Stock by Rodefer Moss & Co. PLLC and the Financial Due Diligence Report compiled by Double Eagle Advisory, LLC;

•	reviewed certain other publicly available information on the Company; and

•	discussed with members of the management of the Company certain information relating to the aforementioned and any other matters which Kraft has deemed relevant.

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Kraft assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to it by the Company and did not undertake any duty or responsibility to verify independently any of such information. Kraft is not an actuary and its services did not include any actuarial analyses, determinations or evaluations and did not make or order an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company. Kraft did not evaluate and expressed no opinion with respect to the adequacy of reserves maintained by the Company. Kraft assumed that the financial forecasts and other information and data provided to or otherwise reviewed by or discussed with it were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Company’s management, and Kraft relied on the management of the Company to advise it promptly if any information previously provided became inaccurate or was required to be updated during the period of Kraft’s review. Kraft assumed that the Merger will be consummated in accordance with the terms of the Merger Agreement without waiver of any conditions thereof.

Based upon and subject to the foregoing assumptions, qualifications and limitations and those set forth in the opinion, Kraft is of the opinion that, as of March 23, 2012, the Merger Consideration to be received by the Unaffiliated Shareholders was fair, from a financial point of view, to such holders. In formulating its opinion, Kraft considered only the Merger Consideration to be received by the Shareholders and did not consider, and the opinion does not address, any other payments that may be made in connection with, or as a result of, the Merger to the Company’s directors, officers, employees or others.

The Merger Consideration was determined through negotiation between the Special Committee and the Acquiror Filing Persons and the decision to enter into the Merger Agreement was solely that of the Special Committee and the Company’s Board of Directors without the participation of the Company’s majority Shareholder. Kraft did not negotiate, recommend or determine the amount of the Merger Consideration. Kraft’s opinion and financial analyses were only one of the factors considered by the Special Committee in its evaluation of the proposed Merger and should not be viewed as determinative of the views of the Special Committee with respect to the Merger or the Merger Consideration. Kraft’s opinion was provided to the Special Committee to assist it in connection with its consideration of the proposed Merger and does not constitute a recommendation to any person, including the holders of Shares, as to how to vote with respect to the proposed Merger.

Summary of Analysis Performed by Kraft of the Company and the Merger

The following is a more detailed discussion of the methodologies employed by Kraft in obtaining indications of value for use in analyzing the Company and the Subject Transaction. This discussion follows the sections identified in the Board Presentation.

Overview

Kraft summarized the Subject Transaction, Company ownership (pre- and post-transaction), and identified the effect of the Subject Transaction on ownership in a step-by-step manner based on December 31, 2011 Share counts. The Subject Transaction will dilute the Unaffiliated Shareholders’ ownership percentage from 39.1% to 8.8%.

Kraft’s analysis considered fairness to two groups of the Company’s common Shareholders: 1) Small-Block Holders who will receive $0.61 cents per share for their stock if the Subject Transaction is completed and 2) Large-Block Holders who will receive shares of the surviving entity if the Subject Transaction is completed.

Kraft’s analysis considered the issue of fairness to common shareholders, therefore Kraft did not consider the issue of the $13.3 million purchase of the preferred shares in isolation. This is just one step in what Kraft considers to be a 4-step transaction as summarized on pages 4 and 5 of its management presentation. In addition to considering the transaction in its entirety, Kraft also considered the overall market value of all invested capital (MVIC) – interest-bearing debt, preferred, and common - so that it could then assess the issue of fairness to common shareholders in a comprehensive manner. In a capital structure that has interest-bearing debt, preferred shares, and common shares, many methods of determining value for common shareholders require Kraft to consider liquidation preferences since the common shareholders get what is left after payments to creditors and preferred shareholders in a sale/liquidation scenario. Additionally, Kraft stated the value of the preferred stock is considered throughout its analysis as a component of value that impacts the common shareholders. However, since the late Mr. Fortune, and subsequently the Fortune Interests are the only holder of preferred shares and these shares were being sold well below the $27.1 million in book value and $21.3 million in appraised value, Kraft did not consider whether or not the $13.3 million price to be paid to the late Mr. Fortune was fair to him. Instead, the issue of fairness to common shareholders was Kraft’s focus and considered all noted values for the preferred shares.

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Financial Position Analysis

Kraft considered the impact of the Subject Transaction on the Company’s December 31, 2011 balance sheet in a step-by-step manner. This analysis indicated that the Subject Transaction results in a net reduction in priority claims of $15.0 million in a manner that is beneficial to holders of the Company Common Stock.

This section also considered average daily historical stock performance as of January 31, 2012 on a 3-month, 6-month, 1-year, 2-year, and 3-year basis. This analysis demonstrated that the price to be paid to Small-Block Holders in the Subject Transaction is greater than the average price for any of these historical periods.

The Market Value of Invested Capital (“MVIC”) was also calculated as of December 31, 2011 for use in subsequent analysis based upon the Common Stock market cap on that day, two different values for the preferred equity, and the book value of interest-bearing debt. Kraft used trailing twelve month (“TTM”) revenue of $63,535,000 and TTM EBITDA of $2,802,000 for the calendar year 2011 (October 1, 2011 through September 30, 2012) for this determination.

Rule of Thumb and Guideline Transaction

The MVIC of the Company was also calculated based upon industry valuation multiples of 3.5 to 4.0 times Earnings before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) as cited by Wanda Silva, Founder and President of Silva Capital Solutions in a 2011 presentation to the National Association of Professional Employer Organizations. While this industry intelligence is gleaned from transactional experience, it is referred to as a “Rule of Thumb” since specific transactions were not identified. Using the EBITDA multiples of 3.5 and 4.0 along with the Company’s TTM EBITDA of $2.802 million for the fiscal period January 1, 2011-December 31, 2011, Kraft computed MVIC values of $11.3 and $13.0 million.

Kraft identified a comparable industry transaction from 2009 involving Gevity HR, Inc. (“Gevity”) and TriNet Group, Inc. (“TriNet”). In this transaction, TriNet paid $4 per common share of Gevity which lead to an implied MVIC/Revenue multiple of 0.19 and an implied MVIC/EBITDA multiple of 6.30. Using these multiples and the Company’s TTM revenue of $63.535 million and EBITDA of $2.802 million for the fiscal period January 1, 2011-December 31, 2011, Kraft computed MVIC values of $12.1 and $17.7 million respectively.

Letter of Intent

In 2011, an Unaffiliated PEO submitted a letter of intent to purchase Mr. Fortune’s interest in the Company in what would have been an arms-length transaction. The buyer was unable to obtain financing and was thus unable to consummate the proposed transaction. However, the letter of intent provides additional market-based evidence regarding the value of the Company. Based upon the offer price, the implied MVIC/Revenue multiple was 0.28 while the implied MVIC/EBITDA multiple was 9.95. Using these multiples and the Company’s TTM revenue of $63.535 and EBITDA of $2.802, Kraft computed MVIC values of $17.7 and $27.9 million respectively.

Guideline Public Company Analysis

Kraft’s guideline public company analysis began with the selection of comparable publicly traded companies. Kraft identified four public companies with significant PEO operations, Insperity (NSP), Barrett Business Solutions (BBSI), Automatic Data Processing (ADP), and Paychex (PAYX). To determine comparability, Kraft considered size in terms of total revenue and the percentage of revenue derived from PEO operations. Based on these two factors, Kraft found NSP and BBSI to be the most comparable.

For this analysis, Kraft used February 8, 2012 (Kraft’s approximate date of analysis) as the valuation date, rather than the December 31, 2011 date which was used for the other methodologies. By so doing Kraft considered market conditions as near to the Subject Transaction date as then possible. Kraft developed a size-adjusted price/earnings multiple of 11.3 and a size-adjusted MVIC/revenue multiple of 0.4 as of February 8, 2012. Using these multiples and the Company’s TTM revenue of $2.802 and revenue of $63.535, Kraft computed MVIC values of $24.8 and $35.3 million respectively.

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Breakeven Analysis and Summary of Historical Indicators

The previous analyses provided indications of the MVIC based on historical results and market indications. To assess these various indications of value, Kraft computed a breakeven point for Large-Block Holders. The breakeven point represents the transaction value (MVIC) at which the Large-Block Holders would be economically indifferent whether or not the Subject Transaction is consummated. Kraft computed a break-even MVIC of $31.6 million, which would suggest a MVIC/Revenue multiple of 0.5 and a MVIC/EBITDA multiple of 11.3.

Of the twelve indications of value based upon historical performance and market data, eleven were below the breakeven transaction value of $31.6 million. The only indicator above the breakeven value was based on a price/earnings ratio for the guideline public companies. Kraft also noted that eight indications value were less than $27.1 million, the book value of the current preferred shares held by Carter Fortune. Without the Subject Transaction, a deal with a MVIC less than $27.1 would have $0 value to the common Shareholders due to the existence of the Preferred Stock. The indications of value most indicative of an actual transaction were derived using the Rule of Thumb, the Gevity transaction, and the letter of intent, because they are based on what a buyer might actually pay for the Company. Based on the values indicated by these methods, the Large-Block Holders would be economically better off with the Subject Transaction than without.

Future Cash flow Analysis

In addition to considering the value of the Company Common shares using historical data and market value indications, Kraft considered future cash flows. This analysis was performed based on a December 31, 2011 valuation date. Management calculated three projections for the fairness opinion prepared by Kraft and provided Kraft four years of projections that considered three scenario: a base case, an upside case and a downside case. Management estimated that there was a 50% chance of achieving the base case, a 25% chance of achieving the upside case and a 25% chance of achieving the downside case. We believe the Base Case to be a conservative approach because our book of business has leveled off from the major shifts we experienced in 2009-2011 due to the recession and our base business has stabilized at this new level. Further, this is also supported by the media’s prediction of very little economic change on the horizon for the next 2- 3 years. Even though we expect little change in our economy, we calculated an upside and downside alternative of 25% probability each, either of which is certainly possible, but not highly probable.

Using management’s projections, Kraft estimated future cash flows for each scenario with and without the Subject Transaction. The cash flow projections with the Subject Transaction consider the new debt payments that would be necessitated as a result of the Subject Transaction. The cash flow projections without the Subject Transaction consider the payment of Preferred Stock Dividends. In both instances, excess annual cash flow is accumulated rather than distributed for purposes of Kraft’s analysis. The projections then assume that a sale transaction will occur at the end of the forecasted period. Kraft computed a high and low value for the transaction based a multiple range of 3.5 to 5.0 times trailing twelve month EBITDA.

The cash available to the Large-Block Shareholders at the time of the future transaction is discounted to December 31, 2011 using a cost of equity of 15.0%. Kraft developed this cost of equity using the capital asset pricing model with size adjustments. Kraft probability weighted the results of this analysis and determined that the remaining Large-Block Holders could expect a 22% higher return with the Subject Transaction than without based on management’s projections.

Transaction Benefits

Management identified the following transaction benefits:

Cost Savings

•	By going dark, the Company will recognize cost savings due to reduced reporting requirements and compliance costs estimated to be approximately $150,000 annually.

Risk Mitigation

•	Currently, Mr. Fortune has a lien on his equity interest. The bank holding the lien was recently purchased by a larger bank, was up for renewal in May of 2012, and was renewed until August 31, 2012. If the bank were to take control of the stock, it could have a negative impact on the Company and its Common Stock Shareholders. At closing, Mr. Fortune’s bank lien will be released. If the Subject Transaction is consummated, the senior lender’s lien will be directly tied to the performance of the company instead of the financial status of an individual Shareholder.

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Capital Improvement

•	The transaction will remove the Preferred Stock from the capital structure, improving the Common Stock Shareholder liquidity preference position by $15.0 million on a net basis.

•	The Preferred Stock creates a perpetual liability, which will be eliminated and replaced with a finite period debt obligation.

•	The transaction provides a liquidity event for the majority of the Shareholders of record and beneficial owners that otherwise might not be able to gain full liquidity at a price comparable to the price proposed in the Subject Transaction due to the thinly-traded nature of the stock.

•	The transaction better aligns management incentives with the interests of the remaining Shareholders.

Conclusion

Kraft presented its determination that the transaction is fair to both the exiting Small-Block Holders and the remaining Large-Block Holders to the Company’s Board of Directors on March 20, 2012. The Company’s Board of Directors carefully reviewed and discussed Kraft’s presentation and expressly relied on Kraft’s opinion as a basis for approval of the transaction.

Certain Effects of the Merger

If the Merger is completed, Merger Sub will merge with and into the Company, with the Company continuing as the Surviving Corporation and a wholly-owned subsidiary of Parent. At the Effective Time, the following will occur:

•	Each single share of the Company Preferred Stock will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of Common Stock, par value $0.00001 per share, of the Surviving Corporation;

•	As to each Small Block Holder, such Holder’s Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share

•	As to each Large Block Holder, each such Holder will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger and which will continue to be called Fortune Industries, Inc.

•	Each Share of Company Common Stock or Company Preferred Stock, including any Shares held as treasury stock by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time (if any) shall be canceled and extinguished without any conversion thereof;

•	Each outstanding option to purchase Shares will be canceled and the holder of each such option will be entitled to receive a cash payment equal to the excess of the $0.61 per share cash Merger Consideration over the exercise price of such option, multiplied by the number of shares subject to the option that are vested immediately prior to the Effective Time, less any applicable withholding taxes (but the Company is not aware of any issued and outstanding options that would meet this criteria); and

•	All warrants issued by the Company and outstanding immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no compensation therefor.

If the Merger is completed, the benefit of the Merger to the Small Block Holders is the payment of a premium, in cash. This cash payment ensures that all Shareholders will receive the same amount for their respective Shares, rather than taking the risks associated with attempting to sell their Shares in the open market. The Small Block Holders will no longer have any interest in, and will not be Shareholders of, the Company. While the Small Block Holders will not benefit from any future earnings and growth of the Company, any increases in the value of the Company or any future dividends that may be paid, they will no longer bear the risk of any decreases in the value of the Company.

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If the Merger is completed, the Company will be owned by Parent and the Large Block Holders. Parent, which is owned by the Rollover Shareholders, will own a majority of the Company. Following the Merger, the Rollover Shareholders will, by virtue of their ownership of Parent, and the Large Block Holders will benefit from any future earnings and growth of the Company and will also bear the risk of any decrease in the value of the Company.

After the consummation of the Merger, Parent will have an approximately 91.2% interest in the net book value and net earnings of the Surviving Corporation, and the Large Block Holders will, in the aggregate, have a an approximately 8.8% interest in the net book value and earnings of the Surviving Corporation.

Immediately after the consummation of the Merger, based on the Company’s unaudited financial statements for the quarterly period ended December 31, 2012, and calculated on the net book value of the Company at December 31, 2012:

•	Parent’s 91.2% direct interest (and Rollover Shareholders’ aggregate indirect interest) in the Surviving Corporation’s net book value would equal approximately $912,000, assuming that the consummation of the Merger would reduce the Shareholders’ equity of the Company by $18,864,000, as compared to an interest in the Company’s net book value at December 31, 2012 of approximately $12,003,000; and

•	The Large Block Holders’ aggregate 8.8% interest in the Surviving Corporation’s net book value would equal approximately $88,000, assuming that the consummation of the Merger would reduce the Shareholder’s equity of the Company by $18,864,000, as compared to an interest in the Company’s net book value at December 31, 2012 of approximately $7,861,000;

Immediately after the consummation of the Merger, based on the Company’s unaudited financial statements for the quarterly period ended December 31, 2012 and calculated based on the net earnings of the Company for the six months ended December 31, 2012:

•	Parent’s 91.2% direct interest (and Rollover Shareholders’ aggregate indirect interest) in the Surviving Corporation’s net earnings would equal approximately $1,213,000, as compared to $803,000 interest in the Company’s net earnings for the six months ended December 31, 2012; and

•	The Large Block Holders’ aggregate 8.8% interest in the Surviving Corporation’s net earnings would equal approximately $117,000, as compared to an interest in the Company’s net earnings for the six months ended December 31, 2012 of approximately $527,000.

Plans for the Company After the Merger

After the Merger, Parent, Merger Sub and the Rollover Shareholders expect that the business and operations of the Company will be continued substantially as they are currently being conducted by the Company and its subsidiaries prior to the Merger.

The full composition of the Board of the Surviving Corporation has not been determined as of the date of this Proxy, although Tena Mayberry, the President and Chief Executive Officer of the Company, will continue to serve in that office after the Merger and will join the Board of Directors of the Surviving Corporation effective as of the date of the Merger. Ms. Mayberry has not, at any time, served as a director of the Company. It is expected that Ms. Mayberry will also be elected chair of the Board of Directors. Randy Butler, the Chief Financial Officer and Treasurer of the Company, will continue to serve in that position after the Merger and will join the Board of Directors of the Surviving Corporation effective as of the date of the Merger. Mr. Butler has not, at any time, served as a director of the Company.

If the Merger is completed, it is intended that the shares of the Company Common Stock will be delisted with the NYSE MKT, the Company will no longer be an SEC reporting company and the Company anticipates that its shares will have a somewhat limited trading market. It is also expected and intended that the consummation of the Merger will result in the reduction of the number of record Shareholders of the Surviving Corporation to fewer than 300, which is the threshold at which the Surviving Corporation would be permitted, and intends, to suspend its public company reporting obligations to the Securities and Exchange Commission under the Securities and Exchange Act of 1934.

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Other than the foregoing, Parent, Merger Sub, the Company and the Rollover Shareholders have no present plans or proposals involving the Company and its subsidiaries that relate to or would result in an extraordinary corporate transaction such as a merger, reorganization or liquidation, or a purchase, sale or transfer of a material amount of assets, or any other material change in the Company’s corporate structure or business. There are currently no plans to engage in a “freeze out” merger or other similar transaction. However, after consummation of the Merger, the Board of Directors of the Company as the Surviving Corporation will review proposals or may propose the acquisition or disposition of assets or other changes in the Company’s business, corporate structure, capitalization or management that the Board of Directors considers to be in the best interest of the Company.

Conduct of the Business of the Company if the Merger is not Consummated

If the Merger is not consummated, the Board expects that the Company could continue to operate substantially as it is presently operated unless the Fortune Interests are unable to refinance the security interest granted by Mr. Fortune to the Bank as collateral security for Mr. Fortune’s Estate’s Loan. As of the date of this filing, the Proposed Forbearance Agreement remains in draft form. The last executed version of Mr. Fortune’s Estate’s Loan was effective as of April 6, 2011 and signed on May 31, 2011 with Indiana Bank and Trust, which was subsequently acquired by Old National Bank in 2012. Terms of Mr. Fortune’s Estate’s Loan are segregated into two components, “Replacement Loan A” and “Replacement Loan B”. The maturity date of Mr. Fortune’s Estate’s Loan or both replacement loans was April 30, 2012. The first component, “Replacement Loan A,” bears interest at the greater of (a) the Prime Rate plus fifty basis points (0.5%), or (b) four hundred fifty basis points (4.5%), with a default rate of an additional three hundred basis points (3.0%). The entire principal balance of $3,404,348 is in technical default as of February 22, 2013. The second component, “Replacement Loan B,” bears interest at the greater of (a) the Prime Rate plus fifty basis points (0.5%), or (b) four hundred seventy five basis points (4.75%), with a default rate of an additional three hundred basis points (3.0%). The entire principal balance of $8,958,693 is in technical default as of February 22, 2013. Mr. Fortune’s Estate has continued to make the required monthly payments on both loans. The Fortune Interests’ Preferred and Company Common Stock serve as collateral for Mr. Fortune’s Estate’s Loan, and Mr. Fortune had pledged other personal assets as collateral security, as well.

In the absence of the Merger transaction being completed, and in the event that, either the Bank declares Mr. Fortune’s Estate’s Loan obligation in default or the Fortune Interests cannot obtain replacement financing for the existing indebtedness, the Company will be at significant risk for an involuntary change in control if the Bank enforces its security interest in the Company Preferred Stock and/or Company Common Stock and subsequently transfers control of the Company to itself or another purchaser in due course. With respect to the insiders and management, in the event the Bank exercised its rights to obtain control of the Company, there is no assurance that a board of directors elected by a new control shareholder would ask the Company’s current management team to continue leading the Company and, likewise, no assurance that the change of control transaction described in this document would be completed by CEP, Inc.

Interests of Certain Persons in the Merger

In considering the recommendation of the Special Committee and the Board with respect to the Merger, Shareholders should be aware that the parties involved have interests that may present them with actual, potential or apparent conflicts of interest in connection with the Merger. The Board was aware of these actual, potential or apparent conflicts of interest and considered them along with other matters described in the sections entitled “SPECIAL FACTORS - Recommendation of the Special Committee and the Board” and “- Fairness of the Merger; Reasons for the Recommendation of the Special Committee and the Board.”

The Fortune Interests

Because Mr. Fortune was Chairman of the Board and majority Shareholder of Company, the Fortune Interests has interests in the Merger that are different from, and in addition to, the interests of the Unaffiliated Shareholders. Mr. Fortune previously agreed to contribute to Parent, immediately prior to completion of the Merger, Mr. Fortune’s Shares, which represent approximately 60% of the Company Common Stock outstanding. If the Merger is completed, each share of Company Preferred Stock will be extinguished, and the Company Common Stock will be contributed by the Fortune Interests to Parent in exchange for $7 million cash and a promissory note in the amount of $6.3 million. The Fortune Interests will have no ownership in Parent. For example, the proceeds payable by CEP, Inc. (to be obtained by a loan to CEP, Inc. that will also become an obligation of the Company when the transaction closes) will be used to repay Mr. Fortune’s Estate’s Loan in an amount sufficient to cause the lender to release its lien on the shares pledged by the Fortune Interests to the Lender.  As a result, the Fortune Interests would directly benefit from the transaction by the loan repayment, notwithstanding that the Company will become an obligor on the loan used to obtain those funds that repaid Mr. Fortune’s Estate’s Loan.

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The Rollover Shareholders

The Rollover Shareholders’ interests in the Merger are also different from, and in addition to, the interests of the Unaffiliated Shareholders. Ms. Mayberry is President and Chief Executive Officer of the Company and Mr. Butler is Chief Financial Officer and Treasurer of the Company. The Rollover Shareholders have all agreed to contribute the Rollover Shares to Parent (pursuant to separate agreements), immediately prior to completion of the Merger, which represent less than 1% of the Company Common Stock outstanding. If the Merger is completed, each share of Company Common Stock contributed by the Rollover Shareholders to Parent will be contributed to the Company in exchange for shares of the common stock of all the Company’s PEO subsidiaries. The shares of the Company Preferred Stock and Company Common Stock contributed by Parent will be extinguished when the Merger is effective. The Rollover Shareholders and Management will directly benefit by their acquisition of control and the release of the lien associated with Mr. Fortune’s Estate’s Loan because their control of the Company will provide them with majority voting control over any issues to which the Company’s shareholders are entitled to vote, including without limitation the election of the board of directors.

Management

Because Ms. Mayberry is President and Chief Executive Officer of the Company and Mr. Butler is Chief Financial Officer and Treasurer of the Company, and are the sole owners of Parent until immediately prior to the Effective Time, they have interests in the Merger that are different from, and in addition to, the interests of the Shareholders. The Rollover Shareholders and Management will directly benefit by their acquisition of control and the release of the lien associated with Mr. Fortune’s Estate’s Loan because their control of the Company will provide them with majority voting control over any issues to which the Company’s shareholders are entitled to vote, including without limitation the election of the board of directors.

To address these conflicts of interest, the Board consists solely of directors who are not employees of the Company and have no commercial relationships (other than for consulting advice) with Parent, Merger Sub or the Rollover Shareholders.

In addition to the conflicts of interest described above, the executive officers and directors of the Company may have interests in the Merger that are different from, or in addition to, those of the Shareholders generally. These interests include the following:

•	the directors and officers of the Company will be entitled to receive continued indemnification from the Company, advancement of expenses and limitation of liability rights as currently in effect and directors’ and officers’ liability insurance coverage under the Merger Agreement, in each case, applicable to the period prior to the completion of the Merger;

•	the executive officers of the Company and its subsidiaries immediately prior to the Merger will serve as executive officers of Parent and/or its subsidiaries following completion of the Merger;

•	certain executive officers of the Company and/or its subsidiaries will be appointed to serve on the Board of Directors of Parent, the Company as the Surviving Corporation and/or its subsidiaries following completion of the Merger; and

•	Ms. Mayberry and Mr. Butler would no longer be executive officers of a company responsible for satisfying the reporting obligations under the Securities and Exchange Act of 1934.

To address these conflicts of interest, the Board consists solely of directors who are “independent” under the NYSE MKT rules for listed companies.

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Voting Agreement (see Annex C)

As of the Special Meeting Record Date of _____________, 2013, the Rollover Shareholders and the Fortune Interests beneficially own, in the aggregate, approximately 7,424,687 of the outstanding shares of Company Common Stock, which represents approximately 60% of the shares of Company Common Stock entitled to vote at the Special Meeting. The Rollover Shareholders and Mr. Fortune previously entered into a Voting Agreement with Parent whereby they have agreed to vote all of their shares of Company Common Stock in favor of the Merger and the Merger Agreement and in favor of any proposal to adjourn the Special Meeting to a later date to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement. The Voting Agreement automatically terminates upon the first to occur of the termination of the Merger Agreement in accordance with its terms or the Effective Time. A copy of the Voting Agreement is attached as Annex C to this Proxy Statement.

As of the Record Date, our other directors (which group excludes the Rollover Shareholders and the Fortune Interests) beneficially own, in the aggregate, 11,365 outstanding shares of Company Common Stock, which represent approximately 0.1% of the shares of the Company Common Stock entitled to vote at the Special Meeting. We anticipate that each of those directors will vote his or her shares of Company Common Stock in favor of the adoption of the Merger Agreement and, if necessary, in favor of the proposal to adjourn the Special Meeting to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

As of the Record Date, the Rollover Shareholders, the Fortune Interests and our other directors beneficially owned, in the aggregate, approximately 61% of the shares of Company Common Stock entitled to vote at the Special Meeting. If, as anticipated, the Rollover Shareholders, the Fortune Interests and our other directors vote all of their Shares in favor of adoption of the Merger Agreement, the Merger Agreement will be adopted at the Special Meeting without regard to the vote of our other Shareholders.

Contribution Agreements (see Annex D)

Pursuant to separate written agreements between the Rollover Shareholders and Parent, the Rollover Shareholders and the late Mr. Fortune agreed to contribute the Rollover Shares to Parent immediately prior to the Effective Time in exchange for shares of the Common Stock of Parent. It is currently expected that, immediately following the completion of the Merger, the Rollover Shareholders will, in the aggregate, beneficially own 100% of the outstanding Common Stock of Parent.

The Contribution Agreements to which the Rollover Shareholders and the late Mr. Fortune are parties will automatically terminate upon a termination of the Merger Agreement in accordance with its terms. A copy of each Contribution Agreement is attached as Annex D-1, Annex D-2 and Annex D-3 to this Proxy Statement.

Voting Intentions of the Directors and Executive Officers of the Company

Each of the directors and executive officers has advised us that he or she currently plans to vote all of his Shares, and the Shares held by any of his affiliates over which he exercises voting control, in favor of the adoption of the Merger Agreement and the approval of the Merger.

Financing Obtained by Parent in Connection with the Merger

Parent estimates that the aggregate amount of financing necessary to complete the Merger and the payment of related fees and expenses in connection with the Merger will be approximately $13,300,000. This amount is expected to be funded by Parent through borrowings of $7,000,000 from a commercial bank (as the senior lender), all of which will be drawn at the consummation of the Merger, and $6,300,000 from the Fortune Interests, the payment and priority of which will be fully subordinated to the senior lender.

The Company’s accounts receivable, property, and other assets will be collateral for the borrowings. Borrowings up to $1,500,000 will be guaranteed by the Chief Executive Officer and Chief Financial Officer of the Company.

As of the date of this Proxy Statement, no alternative financing arrangements or alternative financing plans have been made in the event the debt financing described above is not available as anticipated.

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The senior lender’s term loan agreement is expected to include customary representations and warranties and customary affirmative and negative covenants, including, among other things, restrictions on indebtedness, investments, sales of assets, mergers and consolidations, liens, transactions with affiliates and dividends and other distributions. The term loan agreement is further expected to include customary events of default, including with respect to a change of control to be defined. The definitive documentation governing the $7.0 million term loan from the senior lender has not been finalized, and, consequently, the actual terms of the senior credit facility may differ materially from the Company’s and Parent’s current expectations. Upon the consummation of the Merger, the obligations of Parent under the senior credit facility and the subordinated loan from the Fortune Interests will become, by operation of law, obligations of the Surviving Corporation.

The Fortune Interests have agreed with Parent that their Company Preferred Stock and Company Common Stock will be rolled over into Parent unencumbered, and it is expected that the proceeds of the senior credit facility will be paid in full to the Fortune Interests in order to acquire the Company Preferred Stock and eliminate the perpetual liability for the accrued and accruing dividend payable to the Fortune Interests. The negotiated terms of the subordinated indebtedness agreed to between Parent and the Fortune Interests are set forth in the draft subordinated promissory note attached as Exhibit (b)(2) to the Schedule 13e-3 filed by Company and the other filing parties contemporaneously with this Proxy Statement. Parent and Company expect that the material terms of the subordinated promissory note issued to the Fortune Interests will remain substantially the same at such time as the merger transaction becomes effective, but it is possible that certain material terms will change if so requested by Parent’s senior lender. An intercreditor agreement has not been negotiated between Parent’s senior lender and the Fortune Interests, but the parties expect that the intercreditor agreement will contain terms that are standard. The material terms for the subordinated indebtedness to be owed to the Fortune Interests are as follows:

•	The indebtedness represented by the subordinated promissory note, and all of the note holder’s rights thereunder, will be fully subordinate in all respects, including without limitation in right of payment and priority, to Parent’s senior lender.

•	The principal amount of the subordinated indebtedness will be $6,300,000.

•	The maturity date of the subordinated promissory note will be on the fifth anniversary of the date of the subordinated promissory note. Until maturity, interest only on the unpaid principal balance will be due monthly, and the entire unpaid principal balance will be due on the maturity date.

•	Interest shall accrue on the outstanding unpaid principal indebtedness at the fixed annual rate of ten percent (10%).

•	After maturity of the subordinated promissory note (whether on the maturity date or in the event of acceleration upon an event of default after any applicable cure periods), interest shall accrue on the outstanding unpaid principal indebtedness at the fixed annual rate of fifteen percent (15%).

•	The principal amount of the subordinated promissory note can be repaid at any time without prepayment penalty.

•	Parent expects to deliver a security and pledge agreement by which the holder of the subordinated promissory note will be granted a subordinated security interest in the collateral being pledged to Parent’s senior lender.

•	The events of default under the subordinated promissory note include (a) failure to pay the indebtedness if more than 10 days elapse after any payment becomes due and (b) a bankruptcy or insolvency event of the maker (i.e., Parent or, after the merger transaction is effective, Company).

•	Before the holder of the subordinated promissory note can exercise its remedies under the note, holder is required to provide maker at least 72 hours advance notice in the event of a payment default and at least 25 days advance notice in the event of any other default.

•	The subordinated promissory note is governed under Tennessee law and cannot be assigned by the note holder without the consent of the maker.

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Material U.S. Federal Income Tax Consequences

The cash you receive for your Shares, if any, generally will be taxable for U.S. federal income tax purposes to the extent the cash received exceeds your adjusted tax basis in your Shares. In the event your adjusted tax basis exceeds the cash you receive for your Shares, you will generally have a capital loss for U.S. federal income tax purposes. In the event you receive Shares of the Surviving Corporation in exchange for your Shares, you will have a carryover basis and will not have any immediate tax consequences. For more detailed information regarding the U.S. federal income tax consequences to Shareholders, see the section entitled “SPECIAL FACTORS — Material U.S. Federal Income Tax Consequences.” You are also strongly encouraged to consult with you own tax professional for advice relating to your individual tax situation.

The Company strongly urges each Shareholder to consult the Shareholder’s own tax advisor as to the particular tax consequences to the Shareholder as a result of the Merger, including the application of U.S. federal, state, local and foreign tax laws and possible changes in those laws.

Accounting Treatment

Fortune Industries, Inc. as the Surviving Company will account for the Merger as a business combination using the purchase method of accounting for financial accounting purposes, whereby the estimated purchase price would be allocated to the assets and liabilities of Fortune Industries, Inc. based on their relative fair values following FASB Accounting Standards Codification Topic 805, Business Combinations.

Expenses of the Merger

Each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, to the extent such expenses are incurred by the party in connection with their respective obligations under the Merger Agreement. However, under certain circumstances a party may be required to reimburse the other for the expenses and costs it incurs in connection with the Merger. It is expected that any expenses of Parent or Merger Sub will become expenses of the Surviving Corporation after the Merger.

In addition, when Ms. Mayberry and Mr. Butler initially indicated interest to the Board of Directors in developing a proposal for acquiring control of the Company, the Company authorized the payment to Parent of certain pursuit costs and professional fees necessary to prepare and deliver a formal offer to the Board’s Special Committee that was reasonably likely to result in the Parent and the Company obtaining adequate financing to close a transaction fair to the Unaffiliated Shareholders.

Estimated fees and expenses to be incurred in connection with the Merger by the Company, on the one hand, and Parent, Merger Sub and Rollover Shareholders, on the other hand, in connection with the Merger are approximately as follows:

The Company:
Company Legal Fees and Expenses	$455,620
Special Committee Financial Advisor Fees and Expenses	222,322
SEC Filing Fees	7,940
Company Accounting Fees	50,000
Printing and Mailing Expenses	5,000
Transfer Agent Fees and Expenses	15,000
Miscellaneous
Total	$755,882
Parent, Merger Sub and Rollover Shareholders:
Legal Fees and Expenses	$50,000
Total	$805,882

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Provisions for Unaffiliated Shareholders

The Company, Parent, Merger Sub and the Rollover Shareholders have not made any provision to grant Unaffiliated Shareholders access to their respective corporate files or for the Unaffiliated Shareholders to obtain counsel or appraisal services at the expense of the Company, Parent, Merger Sub or any Rollover Shareholder.

Delisting and Deregistration of the Company Common Stock

If the Merger is completed, the shares of Company Common Stock will be delisted from the NYSE MKT and deregistered under the Securities and Exchange Act of 1934. Consequently, the Company Common Stock likely will no longer be publicly traded, other than the pink sheets, and the Company will no longer be required to file reports with the Securities and Exchange Commission.

Litigation Relating to the Merger

On April 9, 2012, a putative class action complaint captioned Mark Haagen, individually v. Tena Mayberry, Carter M. Fortune, Paul J. Hayes, David A. Berry, Richard F. Suja, Fortune Industries, Inc., CEP, Inc., and CEP Merger Sub, Inc. (the “Complaint”) was filed in the Superior Court of Indiana, Marion County Circuit, on behalf of an alleged class of the Company’s Shareholders. In each case, the plaintiffs allege that members of the Board breached their fiduciary duties to the Company's stockholders in connection with the proposed Merger and that the Company aided and abetted the directors' breaches of fiduciary duties. The Complaint claims that the proposed Merger between the Company and Merger Sub involves an unfair price, an inadequate sales process, self-dealing and unreasonable deal protection devices. The Complaints seeks injunctive relief, including to enjoin or rescind the Merger, and an award of other unspecified attorneys’ and other fees and costs, in addition to other relief. The Company and its Board of Directors believe that this action has no merit whatsoever and intends to defend vigorously against it.

On August 16, 2012, a Stipulation of Dismissal of the Complaint with Prejudice was filed with the Superior Court of Indiana, Marion County Circuit. The parties agreed to dismiss the action prior to the Defendants filing an answer to the complaint. Because the action was dismissed with prejudice, Plaintiff is precluded from bringing another action on this claim. Neither Plaintiff nor his counsel received any payment in connection with the dismissal.

THE MERGER AGREEMENT

The Merger

The Merger Agreement provides for the Merger of Merger Sub with and into the Company, with the Company as the surviving corporation after the Merger. Following the consummation of the Merger, the Company will be held by Parent and the Large Block Holders. The closing of the Merger will occur promptly as practicable following the satisfaction or waiver of all of the conditions to the Merger contained in the Merger Agreement or on such other date as specified by the Company, Parent and Merger Sub. On the closing date, the parties will cause the Articles of Merger to be filed with the Indiana Secretary of State and the Tennessee Secretary of State, and the time of such filing will be the “Effective Time” of the Merger unless otherwise provided in the Articles of Merger.

The Merger Agreement provides that the Articles of Incorporation of the Company immediately prior to the Effective Time will be the Articles of Incorporation of the surviving corporation.

Treatment of Shares of Company Preferred Stock, Company Common Stock and Equity Awards

Each single share of the Company Preferred Stock will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of Common Stock, par value $0.00001 per share, of the Surviving Corporation.

As to each Shareholder who is a Small Block Holder on the date of the Merger Agreement and until immediately prior to the Effective Time (including any heir or devisee of such record or beneficial holder holding such shares pursuant to the laws of descent and distribution in that record holder’s domicile), such Small Block Holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share.

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As to (1) each Holder of Company Common Stock that is not a record or beneficial holder on the date of the Merger Agreement and until immediately prior to the Effective Time and as to (2) each Large Block Holder, each such holder’s shares issued and outstanding immediately prior to the Effective Time shall continue to be issued and outstanding shares of the Company, which will be the Surviving Corporation of the merger.

Each share of Company Common Stock or Company Preferred Stock held as treasury stock by the Company or any direct or indirect wholly-owned subsidiary of the Company immediately prior to the Effective Time (if any) shall be canceled and extinguished without any conversion thereof.

All warrants issued by the Company and outstanding immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no compensation therefor.

Representations and Warranties

The Merger Agreement contains various representations and warranties by each of the Company and Parent, which are subject, in some cases, to exceptions and qualifications. The representations of the Company relate to, among other things:

•	the organization, qualification, good standing, where applicable, and authority of the Company and its subsidiaries;

•	the absence of any violations of the governing documents of the Company;

•	the authorization, execution, delivery and enforceability of the Merger Agreement;

•	the Board’s intent to obtain the fairness opinion issued by Kraft with respect to the Merger, the approval of the Board of the Merger Agreement and the Merger and the recommendation of the Special Committee and the Board of the adoption of the Merger Agreement and the Merger (all of which were based on the recommendation of the foregoing by the Special Committee to the Board);

•	required third party consents, notices and approvals;

•	the absence of conflicts with or violations or breaches of the organizational documents of the Company and any applicable laws or orders or certain contracts to which the Company is a party;

•	the capital structure of the Company;

•	the subsidiaries of the Company;

•	the timeliness, completeness and accuracy of the Company’s SEC filings and the compliance of such filings with applicable rules and regulations, including the SEC filings that will be made in connection with the transactions contemplated by the Merger Agreement;

•	the financial statements contained in the Company’s SEC filings and the absence of any material dispute in the three most recently completed and current fiscal years between the Company and its auditors;

•	the absence of certain events or material changes since February 29, 2012;

•	the compliance of the Company with applicable laws and orders; and

•	the inapplicability of any anti-takeover statutes, agreements or arrangements to the Merger Agreement or the transactions contemplated thereby.

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The representations of Parent relate to, among other things:

•	the organization and authority of Parent and Merger Sub;

•	the limitation of Merger Sub’s activities to those conducted in connection with or contemplated by the Agreement;

•	the authorization, execution, delivery and enforceability of the Merger Agreement;

•	the governmental authorizations required in connection with Parent and Merger Sub’s execution and delivery of the Merger Agreement and consummation of the transactions contemplated by the Merger Agreement;

•	the absence of conflicts with or violations or breaches of the organizational documents of Parent or Merger Sub, any applicable laws or orders or certain contracts to which Parent or Merger Sub is a party;

•	the completeness and accuracy of the information provided by Parent for inclusion in the Company’s SEC filings that will be made in connection with the transactions contemplated by the Merger Agreement;

•	the absence of any proceeding or order relating to or affecting Parent or Merger Sub that could reasonably be expected to delay or impair Parent or Merger Sub’s ability to consummate the transactions contemplated by the Merger Agreement; and

•	the sufficiency of Parent’s financing to pay the Merger Consideration and perform its obligations in connection with the transactions contemplated by the Merger Agreement (subject to the Merger Agreement’s condition in favor of Parent that the commitment letter received by Parent from its senior lender remains in force and effect and that the senior lender remains prepared, willing and able to fund the cash portion of the Merger Consideration immediately prior to the consummation of the Merger).

Material Adverse Effect Definitions

Many of the representations and warranties of the Company and the Parent are qualified by a “Material Adverse Effect” standard. For the purposes of the Merger Agreement, “Material Adverse Effect” means any change, event, violation, inaccuracy, circumstance or effect that is materially adverse to the business, properties, assets, financial condition or results of operations of the applicable entity and its subsidiaries taken as a whole, except that none of the following may be deemed to be a material adverse effect under the Merger Agreement or be taken into account when determining whether there has been a material adverse effect:

•	any effect resulting from compliance with the terms and conditions of this Agreement;

•	any effect resulting from the announcement or pendency of the Merger (including, without limitation, any actions by clients or competitors, loss of personnel or clients, or the delay or cancellation of orders for services and products);

•	any change in stock price or trading volume;

•	any failure to meet revenue or earnings projections;

•	any effect that results from changes affecting any of the industries in which such entity operates generally or the United States economy generally;

•	any effect that results from changes affecting general worldwide economic or capital market conditions;

•	as to the Company only, any effect that results from the Company’s investments in any other entity made in accordance with the Company’s investment policy;

•	any effect that results from changes in laws after the date hereof; or

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•	any effect resulting from an outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism.

Conditions to the Merger

Conditions to Each Party’s Obligations

The obligations of each party to effect the Merger are subject to the satisfaction at or prior to the closing date of the following conditions:

•	receipt of the Shareholder Approval;

•	the absence of any laws or governmental orders that have the effect of making the Merger illegal, prohibited, or otherwise preventing the consummation of the Merger; and

•	all necessary governmental notices, consents or orders must have been provided, made or obtained and be in full force and effect.

Additional Conditions to Obligations of the Company

The obligations of the Company to effect the Merger are subject to the satisfaction at or prior to the closing date of the following additional conditions, any or all of which may be waived in whole or in part by the Company (with the approval of the Special Committee):

•	the representations and warranties of Parent and Merger Sub must be true and correct in all material respects as of the date of the Merger Agreement and as of the closing date of the Merger (other than any such representation and warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date);

•	Parent, Merger Sub and the Rollover Shareholders must have in all material respects performed all obligations and complied with all covenants required by the Merger Agreement to be performed or complied with by them prior to the Effective Time;

•	Parent and the Rollover Shareholders must have executed and delivered to the Company a true and complete copy of the contribution agreement and the contribution agreement shall be in full force and effect; and

•	the absence of any Parent Material Adverse Effect.

Additional Conditions to Obligations of Parent and Merger Sub

The obligations of Parent and Merger Sub to effect the Merger are subject to the satisfaction at or prior to the closing date of the following additional conditions, any or all of which may be waived in whole or in part by Parent and Merger Sub:

•	certain of the Company’s representations and warranties, to the extent not qualified as to materiality or Material Adverse Effect, must be true in all material respects, and to the extent so qualified must be true in all respects, when made and immediately prior to the Effective Time as if made at and as of such time (other than any representation or warranty that is made only as of a specified date, which need only to be true in all material respects as of such specified date); the Company’s other representations and warranties, disregarding any materiality or company material adverse effect qualifications contained therein, must be true when made and immediately prior to the Effective Time as if made at and as of such time (other than any such representations and warranties made only as of a specified date, which need only to be true as of such specified date), provided, that such representations and warranties shall be deemed true at any time unless the individual or aggregate impact of the failure to be so true would not reasonably be expected to have a Company Material Adverse Effect;

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•	the Company must have performed in all material respects its obligations under the Merger Agreement;

•	the absence of any Company Material Adverse Effect;

•	Parent shall have received the voting agreement executed and delivered by the Rollover Shareholder, such voting agreement must be in full force and effect and the Rollover Shareholders must have performed in all material respects all obligations required to be performed by them under the voting agreement; and

•	the commitment of Parent’s senior lender to fund the cash portion of the Merger Consideration shall still be in force and effect, and the senior lender shall remain prepared, willing, and able to provide such funds contemporaneously with the consummation of the Merger.

The Merger Consideration

Under the terms of the Merger Agreement, at the Effective Time of the Merger, (i) each single share of the Company’s Series C Preferred Stock, $0.10 par value (“Company Preferred Stock”) will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of Common Stock, par value $0.00001 per share, of the Surviving Corporation; (ii) as to each Small Block Holder, such Holder’s Shares of Company Common Stock issued and outstanding immediately prior to the Effective Time will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Per Share Amount” or “Merger Consideration”); (iii) as to each Large Block Holder, each such Holder will continue to own those shares of Company Common Stock owned on the Effective Date of the Merger in the Company, which shall be the Surviving Company in the Merger and which will continue to be called Fortune Industries, Inc.

Conduct Until the Merger

The Company has agreed that from the date of the Merger Agreement until the earlier of the Effective Time or the termination of the Merger Agreement, it will, and will cause each of its subsidiaries to, conduct its business in the ordinary course consistent with past practices, and use reasonable best efforts to maintain and preserve intact its business organization, assets and goodwill and relationships with customers, suppliers and others having business dealings with it and to maintain its current rights and franchises and retain the services of its key officers and key employees.

Covenants

The Company has made certain agreements with Parent and Merger Sub relating to actions that the Company will or will not take between the date of the Merger Agreement and the Effective Time, subject to certain limited exceptions set forth in the Merger Agreement. These agreements are customary in transactions such as the Merger, and include the following:

•	the Board recommending that the Shareholders vote in favor of the adoption of the Merger Agreement;

•	taking certain actions with respect to the preparation of this Proxy Statement and the Schedule 13e-3 Transaction Statement to be filed in connection with the Merger and in preparation for the Special Meeting;

•	giving Parent and its representatives reasonable access to the Company’s books and records and providing Parent and its representatives with information relating to the Company’s business and operations;

•	notifying Parent of certain matters;

•	taking actions necessary so that anti-takeover laws do not apply to the parties to the Merger Agreement, the Merger Agreement or the transactions contemplated by the Merger Agreement;

•	exercising complete control and supervision over the operations of Parent and its subsidiaries until the Effective Time;

•	providing Parent with the opportunity to participate in the defense and settlement of any Shareholder litigation relating to the Merger Agreement or the Merger and obtaining the consent of Parent prior to settling any Shareholder litigation;

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•	using commercially reasonable efforts to satisfy the requirements of the lender of the financing to be obtained by Parent or Merger Sub in connection with the Merger and using reasonable best efforts to provide all cooperation reasonably requested by Parent or Merger Sub in connection with the arrangement of the such financing;

•	using reasonable best efforts to consummate the transactions contemplated by the Merger Agreement;

•	cooperating with Parent in taking actions necessary to make all filings and timely seek all consents, waivers or approvals required in connection with the transactions contemplated by the Merger Agreement; and

•	consulting with Parent before making public announcements regarding the Merger Agreement or the transactions contemplated by the Merger Agreement.

Parent and Merger Sub made certain agreements with the Company relating to actions that they will or will not take between the date of the Merger Agreement and the Effective Time, or otherwise in connection with the transactions contemplated by the Merger Agreement. The agreements include:

•	taking certain actions with respect to the preparation of this Proxy Statement and the Schedule 13e-3 Transaction Statement to be filed in connection with the Merger;

•	notifying the Company of certain matters;

•	the Company, as the Surviving Corporation after the Merger, honoring, or causing to be honored, all benefit obligations to, and contractual rights of, current and former employees and directors of the Company and its subsidiaries;

•	voting any Shares and shares of Merger Sub beneficially owned by Parent or any of its subsidiaries in favor of the adoption of the Merger Agreement;

•	keeping the Company reasonably informed regarding the status of the financing commitment and using commercially reasonable efforts to satisfy the requirements of the lender of the financing to be obtained by Parent or Merger Sub in connection with the Merger;

•	subject to certain exceptions set forth in the Merger Agreement, using reasonable best efforts to consummate the transactions contemplated by the Merger Agreement;

•	cooperating with the Company in taking actions necessary to make all filings and timely seek all consents, waivers or approvals required in connection with the transactions contemplated by the Merger Agreement; and

•	consulting with the Company before making public announcements regarding the Merger Agreement or the transactions contemplated by the Merger Agreement.

No Solicitation

The Company has agreed in the Merger Agreement that neither it nor its subsidiaries or their respective officers, directors, employees, financial and other advisors, accountants, counsel, agents and representatives will:

•	initiate, solicit, or knowingly encourage any inquiries or the making of any proposals or offers that constitute or may reasonably be expected to lead to any Company acquisition proposal; or

•	enter into or engage in any negotiations or discussions concerning an acquisition proposal (other than to state only that they are not permitted to have discussions) or otherwise cooperate with, assist, participate in, or knowingly facilitate any such inquiries, proposals, discussions or negotiations, or provide access to its properties, books and records or any confidential information or data to any person or entity relating to a Company acquisition proposal.

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The no-solicitation provision will not, however, prohibit the Board or Special Committee, before the Shareholders adopt the Merger Agreement and approve the Merger, from furnishing information to, and entering into discussions with, a person who has made an unsolicited, written, bona fide proposal or offer regarding an acquisition proposal if:

•	the Company receives a written unsolicited acquisition proposal that the Board of Directors of the Company (acting through the Special Committee) believes in good faith to be bona fide;

•	the Board and the Special Committee determine in good faith, after consultation with its independent financial advisors and outside counsel, that such acquisition proposal constitutes or could reasonably be expected to result in a transaction that is more favorable from a financial point of view to Shareholders of the Company, other than the Rollover Shareholders (a “Superior Proposal”), and

•	after consultation with its outside counsel, the Special Committee determines in good faith that the failure to take such actions could reasonably be expected to result in a breach of its fiduciary duties.

If the Board or the Special Committee determines to change its recommendation with respect to the transactions contemplated by the Merger Agreement in favor of a Superior Proposal after determining in its good faith judgment after consultation with outside counsel at any time before the Shareholders adopt the Merger Agreement and approve the Merger that making such a change in its recommendation is required by its fiduciary duties to the Shareholders under applicable law, the Board must provide written notice to Parent advising Parent that the Board has received a Superior Proposal as defined in the Merger Agreement (the “Superior Proposal”) and specifying the material terms and conditions of, and the person making, the Superior Proposal. The Board and Special Committee may change their recommendation in favor of the Superior Proposal if Parent does not, within three business days of its receipt of the notice of Superior Proposal, make an offer that the Board or the Special Committee determines, in its good faith judgment, to be at least as favorable to the Company’s Shareholders as the Superior Proposal.

The Rollover Shareholders own approximately 60% of the outstanding shares of Company Common Stock, which will allow them to prevent the Company from obtaining the Shareholder approval necessary to consummate any proposed acquisition of the Company. Because the Rollover Shareholders have indicated that they are not interested in pursuing any proposed acquisition other than the Merger, we believe the chances of the Company receiving a Superior Proposal are remote.

Termination

The Merger Agreement may be terminated before the Merger is consummated, whether before or after approval by the Company’s Shareholders, by mutual written agreement of Parent, Merger Sub and the Company. It may also be terminated if certain events occur. The Merger Agreement may be terminated:

•	by either the Company or Parent if:

•	the Merger has not been consummated on or before June 30, 2012, which date shall automatically be extended to December 31, 2012, in the event the Company and Parent shall not have obtained all regulatory consents by March 31, 2013; or upon expiration of the term sheet for financing from Capstar Bank which expired on May 31, 2012, but has been extended to April 30, 2013. (The Company and Parent have indicated an intention to extend these dates, and documentation is currently being prepared.);

•	the Company’s Shareholders fail to adopt the Merger Agreement and approve the Merger; or

•	any governmental entity of competent jurisdiction issues or enters into an injunction or similar legal restraint or order permanently enjoining or otherwise prohibiting the consummation of the Merger and such injunction, legal restraint or order shall have become final and non-appealable;

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•	by Parent if:

•	the Special Committee or the Board (1) changes its recommendation with respect to the Merger in favor of a Superior Proposal or (2) adopts an alternative Company acquisition proposal;

•	the Company or any of its representatives materially breaches any of its obligations described above under “— No Solicitation”; or

•	the Company fails to cure within the applicable cure period set forth in the Merger Agreement (1) any breach of any of their respective covenants or agreements under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement;

•	by Company if:

•	Parent or Merger Sub fails to cure within the applicable cure period set forth in the Merger Agreement (1) any material breach of any of their respective covenants or agreements under the Merger Agreement or the Voting Agreement that negatively affects the satisfaction of a condition to the Merger Agreement or (2) any material inaccuracy in any of their respective representations and warranties under the Merger Agreement that negatively affects the satisfaction of a condition to the Merger Agreement; or

•	the Company provides written notice to Parent in connection with entering into a definitive agreement to affect a Superior Proposal (as defined in the Merger Agreement).

Termination Fees

Among the events triggering a termination fee to Parent, in the event the Merger Agreement is terminated as a result of the Company providing notice of a receipt of a superior proposal (as defined in the Merger Agreement) or the consummation of a change in control of the Company as a result of a tender offer or other transaction, the Company is required to pay to the Parent a termination fee of $500,000, within thirty days of the termination of the Merger Agreement.

Amendment and Waiver

The provisions of the Merger Agreement may only be amended or waived prior to the Effective Time if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to the Merger Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

Indemnification

The Surviving Corporation after the Merger will be required to:

•	maintain in effect officers’ and directors’ liability insurance in respect of acts or omissions occurring prior to the Effective Time covering each person currently covered by the Company’s officers’ and directors’ liability insurance policy on terms with respect to coverage, amounts of deductibles, if any, and amounts no less favorable than those of such policy in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement; and

•	fulfill the obligations of the Company and its subsidiaries pursuant to (1) each indemnification agreement in effect between the Company or any of its subsidiaries and any person who is now, or has been at any time prior to the date of the Merger Agreement, or who becomes prior to the Effective Time, a director or officer of the Company or any of its subsidiaries and (2) any indemnification provision and any exculpation provision set forth in the Articles of Incorporation of the Company in effect on the date of the Merger Agreement pursuant to the terms of the Merger Agreement.

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Expenses

Except as noted in the next paragraph, each party to the Merger will bear its own expenses, including, without limitation, financial advisor fees, legal fees, financing commitment fees, and printing and filing fees, to the extent such expenses are incurred by the party in connection with their respective obligations under the Merger Agreement. However, under certain circumstances a party may be required to reimburse the other for the expenses and costs it incurs in connection with the Merger. It is expected that any expenses of Parent or Merger Sub incurred but not paid prior to consummation of the Merger will become expenses of the Surviving Corporation after the Merger. The Company’s Board of Directors had also approved reasonable transaction pursuit costs be reimbursable to Parent prior to consummation of the Merger based on the fact that no other viable offers for the Company had been presented to the Board of Directors in the past 36 months and the Parent’s indication of interest in a transaction was determined to have adequate merit for both Parent and Company to vigorously pursue.

In addition, when Ms. Mayberry and Mr. Butler initially indicated interest to the Board of Directors in developing a proposal for acquiring control of the Company, the Company authorized the payment to Parent of certain pursuit costs and professional fees necessary a) to prepare and deliver a formal offer to the Board’s Special Committee that was reasonably likely to result in the Parent and the Company obtaining adequate financing to close a transaction fair to the Unaffiliated Shareholders; and b) to complete the Merger.

Procedures for Exchange of Shares of Common Stock for Merger Consideration

Promptly after the Effective Time, Parent or the Paying Agent (as defined below) will mail a transmittal letter to each record holder of Shares as of the Effective Time containing instructions with respect to how to exchange certificates representing Shares and uncertificated Shares for the Merger Consideration. Holders of Shares must wait until they receive such instructions to exchange their certificates representing Shares and uncertificated Shares for the Merger Consideration. Such holders will need to review carefully and complete such materials and return them as instructed along with their certificates representing Shares and uncertificated Shares. Holders of Shares should not attempt to surrender any certificates representing Shares or uncertificated Shares until they receive these instructions. If your Shares are held in “street name” by your bank or broker, you will not receive a letter of transmittal, but will receive instructions from your bank or broker as to how to receive the Merger Consideration in exchange for your Shares through your bank or broker.

REGULATORY REQUIREMENTS

Under the Merger Agreement, the Company, Parent and Merger Sub have each agreed to use its reasonable best efforts to obtain all governmental approvals, consents, orders, exemptions and authorizations that are required to complete the Merger and to cooperate with the other parties to the Merger Agreement in connection with the foregoing. Except for the Articles of Merger that must be filed with the Indiana Secretary of State and the Tennessee Secretary of State at the Effective Time, we are not aware of any governmental approvals, consents, orders, exemptions or authorizations that are required to complete the Merger. After the consummation of the Merger, we may be required to provide notice to certain governmental authorities of the change in control of the Company.

EXCLUSION FROM RIGHTS OF DISSENTING SHAREHOLDERS

The following summary is a description the law with respect to dissenters’ rights of corporations organized under the laws of the State of Indiana with shares traded on a national exchange such as the Company. This summary is not intended to be complete and is qualified in its entirety by reference to Section 23-1-44 of the Indiana Business Corporation Law (the “IBCL”), a copy of which is attached as Annex E to this Proxy Statement. We recommend that you consult with your own counsel if you have questions with respect to your rights under Section 23-1-44 of the IBCL.

“Dissenters’ rights” is the right to dissent from the Merger and have the “fair value” of your Shares determined by a court and paid in cash. Dissenters’ rights are a creation of corporate law and are limited to provisions of the law which creates those rights. In the case of the Company, dissenters’ rights only exist as specified in the IBCL. Section 23-1-44-8 is the provision of the IBCL which creates the right for shareholders of Indiana corporations to dissent and obtain payment for shares in connection with mergers, shares exchanges etc. Section 23-1-44-8(b) of the IBCL states:

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(b) this section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were a covered security under Section 18(b)(1)(A) or 18(b)(1)(B) of the Securities Action of 1933, as amended.

Section 18(b)(1)(A) of the Securities Action of 1933, as amended provides:

18(1) Exclusive federal registration of nationally traded securities. A security is a covered security if such security is—

18(b)(1)(A)   listed, or authorized for listing, on the New York Stock Exchange or the American Stock Exchange, or listed, or authorized for listing, on the National Market System of the Nasdaq Stock Market (or any successor to such entities).

The Company’s Shares are listed and trade on the New York Stock Exchange and there are therefore no dissenters’ rights with respect to the Merger. Since the Company anticipates that the shares will continue to trade on the New York Stock Exchange until the effective date of the Merger, Shareholder should continue to be able to sell their shares until such time as the Merger becomes effective.

SUMMARY CONSOLIDATED FINANCIAL INFORMATION

The following tables set forth summary historical consolidated financial data. The summary historical consolidated financial data as of June 30, 2012 and 2011 and for the two years then ended has been derived from our audited consolidated financial statements appearing in our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “Form 10-K”). The summary historical consolidated financial data as of December 31, 2012 and for the six months ended December 31, 2012 and 2011 has been derived from our unaudited consolidated financial statements appearing in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2012 (the “Form 10-Q”). Our historical results included below are not necessarily indicative of our future performance, and the results of operations for the six months ended December 31, 2012 are not necessarily indicative of our results of operations for the full year. The unaudited summary historical consolidated financial data reflect all adjustments (consisting of normal, recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of our financial position and results of operations at the end of and for the periods presented. The information contained in this section should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our consolidated financial statements, including the related notes. More comprehensive financial information is included in the Form 10-K and the Form 10-Q and other documents we file with the SEC, and the following summary is qualified in its entirety by reference to the Form 10-K and the Form 10-Q and such other documents and all of the financial information and notes contained in those documents. See the section entitled “WHERE YOU CAN FIND MORE INFORMATION.”

55

Summary Historical Consolidated Income Statement Data

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

	(Audited)		(Unaudited)
	Years Ended		Six Months Ended
	June 30,		December 31,
	2012	2011	2012	2011

REVENUES	$60,891	$64,335	$27,499	$30,631

COST OF REVENUES	47,793	51,527	21,065	24,272

GROSS PROFIT	13,098	12,808	6,434	6,359

OPERATING EXPENSES
Selling, general and administrative expenses	10,229	10,346	4,768	4,916
Depreciation and amortization	531	613	261	267
Total Operating Expenses	10,760	10,959	5,029	5,183

OPERATING INCOME	2,338	1,849	1,405	1,176

OTHER INCOME (EXPENSE)
Interest income	22	113	10	17
Interest expense	(10)	(41)	(1)	(7)
Other income	-	3	-	-
Total Other Income (Expense)	12	75	9	10

INCOME BEFORE PROVISION FOR INCOME TAXES	2,350	1,924	1,414	1,186
Provision for income taxes	67	65	84	39

NET INCOME FROM CONTINUING OPERATIONS	2,283	1,859	1,330	1,147

DISCONTINUED OPERATIONS
Loss from discontinued operations	-	(8)	-	-

NET INCOME	2,283	1,851	1,330	1,147
Preferred stock dividends	1,357	568	814	678

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$926	$1,283	$516	$469

Basic Income Per Common Share - Continuing Operations	$0.08	$0.10	$0.04	$0.04
Basic Loss Per Common Share - Discontinued Operations	-	-	-	-
BASIC INCOME PER COMMON SHARE	$0.08	$0.10	$0.04	$0.04

Basic Weighted Average Shares Outstanding	12,278,710	12,251,329	12,287,290	12,270,790

Diluted Income Per Common Share - Continuing Operations	$0.06	$0.09	$0.04	$0.03
Diluted Loss Per Common Share - Discontinued Operations	-	-	-	-
DILUTED INCOME PER COMMON SHARE	$0.06	$0.09	$0.04	$0.03

Diluted Weighted Average Shares Outstanding	14,599,710	14,558,965	14,593,290	14,593,290

56

Summary Historical Consolidated Balance Sheet Data

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	(Audited)	(Audited)	(Unaudited)
	June 30, 2012	June 30, 2011	December 31, 2012
ASSETS

CURRENT ASSETS
Cash and equivalents	$5,312	$6,036	$6,430
Restricted cash	2,397	2,394	2,123
Accounts receivable, net	3,092	2,639	2,814
Deferred tax asset	1,500	1,500	1,500
Prepaid expenses and other current assets	483	866	502
Total Current Assets	12,784	13,435	13,369

OTHER ASSETS
Property, plant and equipment, net	139	245	173
Deferred tax asset, net	1,250	1,250	1,250
Goodwill	12,379	12,339	12,379
Other intangible assets, net	2,044	2,450	1,841
Other long-term assets	66	78	59
Total Other Assets	15,878	16,362	15,702

TOTAL ASSETS	$28,662	$29,797	$29,071

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$417	$-
Accounts payable	881	497	508
Workers' compensation reserves	632	945	558
Customer deposits	92	2,511	92
Accrued expenses	7,085	6,394	7,425
Other current liabilities	-	40	-
Total Current Liabilities	8,690	10,804	8,583

LONG-TERM LIABILITIES
Workers' compensation reserves	624	580	624

Total Liabilities	9,314	11,384	9,207

SHAREHOLDERS' EQUITY
Common stock, $0.10 par value; 150,000,000 shares authorized; 12,287,290 shares, 12,287,290 shares and 12,270,790 shares issued and outstanding at December 31, 2012, June 30, 2012 and June 30, 2011, respectively	1,226	1,224	1,226
Series C preferred stock, $0.10 par value; 1,000,000 shares authorized; 296,180 shares issued and outstanding at December 31, 2012, June 30, 2012 and June 30, 2011	27,133	27,133	27,133
Treasury stock, at cost, 214,444 shares at December 31, 2012, June 30, 2012 and June 30, 2011	(809)	(809)	(809)
Additional paid-in capital and warrants outstanding	20,383	20,376	20,383
Accumulated deficit	(28,585)	(29,511)	(28,069)
Total Shareholders' Equity	19,348	18,413	19,864

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$28,662	$29,797	$29,071

57

Summary Historical Consolidated Cash Flow Data

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

	(Audited)		(Unaudited)
	Years Ended		Six Months Ended
	June 30,		December 31,
	2012	2011	2012	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,283	$1,851	$1,330	$1,147
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	531	622	260	267
Provision for losses on accounts receivable	15	(29)	132	29
Stock based compensation	9	6	-	-
Changes in certain operating assets and liabilities:
Restricted cash	(3)	426	274	(1)
Accounts receivable	(468)	(365)	146	(703)
Prepaid assets and other current assets	383	77	(19)	338
Assets of discontinued operations	-	8	-	-
Other long-term assets	(28)	35	7	(34)
Accounts payable	384	(412)	(373)	188
Workers' compensation reserves	(269)	(606)	(74)	235
Customer deposits	(2,419)	2,152	-	(2,426)
Accrued expenses and other current liabilities	818	1,279	340	2,012
Net Cash Provided by Investing Activities	1,236	5,044	2,023	1,052

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(19)	(60)	(91)	(7)
Proceeds from sale of assets	-	55	-	-
Net Cash Used in Investing Activities	(19)	(5)	(91)	(7)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on term debt	(417)	(511)	-	(250)
Repurchase of common stock for treasury	-	(248)	-	-
Dividends paid on preferred stock	(1,524)	(568)	(814)	(678)
Net Cash Used in Financing Activities	(1,941)	(1,327)	(814)	(928)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(724)	3,712	1,118	117

CASH AND EQUIVALENTS
Beginning of Year	6,036	2,324	5,312	6,036

End of Year	$5,312	$6,036	$6,430	$6,153

SUPPLEMENTAL DISCLOSURES
Interest paid	$10	$41	$1	$8

Income taxes paid	$67	$65	$84	$40

58

Ratio of Earnings to Fixed Charges

	Years Ended		Six Months Ended
	June 30,		December 31,
	2012	2011	2012	2011

Income Before Provision for Income Taxes	$2,350	$1,924	$1,414	$1,186
Fixed Charges	1,520	777	892	769
Total Earnings (Numerator)	$3,870	$2,701	$2,306	$1,955

Fixed Charges:
Interest Expense	$10	$41	$1	$7
Preferred Stock Dividends	1,357	568	814	678
Estimated Interest Component of Rent Expense	153	168	77	84
Total Fixed Charges (Denominator)	$1,520	$777	$892	$769

Ratio of Earnings to Fixed Charges	255%	348%	259%	254%

Tangible Book Value per Share

Our tangible book value was $0.46 per share at December 31, 2012. Our tangible book value was $0.10 per diluted share at December 31, 2012.

Pro Forma Data

The following unaudited pro forma consolidated financial statements give effect to the purchase by CEP, Inc. (the “Parent” or “CEP”) of a controlling interest in Fortune Industries, Inc. (the “Company” or “FFI”). The acquisition is accounted for as a purchase, with the assets acquired and liabilities assumed recorded at fair values, and the results of CEP’s operations included in FFI’s consolidated financial statements from the date of acquisition under the assumption that FFI is the primary beneficiary of CEP, which qualifies as a variable interest entity.

Pro forma adjustments related to the pro forma consolidated balance sheet are computed assuming the combination was consummated at December 31, 2012. The pro forma consolidated balance sheet combines CEP’s unaudited balance sheet as of December 31, 2012 with FFI’s unaudited consolidated balance sheet as of December 31, 2012.

The pro forma consolidated statement of operations assumes that the combination occurred on July 1, 2011. The pro forma consolidated statement of operations for the year ended June 30, 2012 combines CEP’s unaudited results of operations for the year ended June 30, 2012 with FFI’s audited results of operations for the year ended June 30, 2012.

The pro forma consolidated statement of operations for the six months ended December 31, 2012 combines the unaudited results of operations of CEP for the six-month period of July 1, 2012 to December 31, 2012 with FFI’s unaudited results of operations for the six-month period of July 1, 2012 to December 31, 2012.

The pro forma consolidated statements of operations are not necessarily indicative of operating results that would have been achieved had the combination been consummated as of the beginning of the periods presented and should not be construed as representative of future operations. Further, interim results are not necessarily indicative of results to be realized for a full year due to the effects of, among other things, seasonality.

These pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and the related notes thereto of FFI, which are included in FFI’s Annual Report on Form 10-K.

59

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2012

(DOLLARS IN THOUSANDS)

	FFI	CEP	Pro Forma		Pro Forma
	(Unaudited)	(Unaudited)	Adjustments		Combined
ASSETS

CURRENT ASSETS
Cash and equivalents	$6,430	$1	$-		$6,431
Restricted cash	2,123	-	-		2,123
Accounts receivable, net	2,814	-	-		2,814
Deferred tax asset	1,500	-	-		1,500
Prepaid expenses and other current assets	502	-	-		502
Total Current Assets	13,369	1	-		13,370

OTHER ASSETS
Property, plant and equipment, net	173	-	-		173
Deferred tax asset, net	1,250	-	-		1,250
Goodwill	12,379	-	(12,379	)(a)	6,456
			6,456	(b)
Other intangible assets, net	1,841	-	(1,841	)(a)	2,200
			2,200	(b)
Other long-term assets	59	-	-		59
Total Other Assets	15,702	-	(5,564)		10,138

TOTAL ASSETS	$29,071	$1	$(5,564)		$23,508

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$-	$-	$2,000	(c)	$2,000
Accounts payable	508	-	-		508
Workers' compensation reserves	558	-	-		558
Customer deposits	92	-	-		92
Accrued expenses	7,425	-	-		7,425
Total Current Liabilities	8,583	-	2,000		10,583

LONG-TERM LIABILITIES
Long-term debt	-	-	11,300	(c)	11,300
Workers' compensation reserves	624	-	-		624

Total Liabilities	9,207	-	13,300		22,507

SHAREHOLDERS' EQUITY
Common stock	1,226	1	(226	)(d)	1,001
Preferred stock	27,133	-	(27,133	)(d)	-
Treasury stock	(809)	-	809	(d)	-
Additional paid-in capital	20,383	-	(14,220	)(a)	-
			8,656	(b)
			(13,300	)(c)
			(1,519	)(d)
Accumulated deficit	(28,069)	-	28,069	(d)	-
Total Shareholders' Equity	19,864	1	(18,864)		1,001

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$29,071	$1	$(5,564)		$23,508

TANGIBLE BOOK VALUE PER SHARE (based on approximately 55,400,000 shares outstanding)					$(0.14)

60

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2012

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

	FFI	CEP	Pro Forma		Pro Forma
	(Audited)	(Unaudited)	Adjustments		Combined

REVENUES	$60,891	$-	$-		$60,891

COST OF REVENUES	47,793	-	-		47,793

GROSS PROFIT	13,098	-	-		13,098

OPERATING EXPENSES	10,760	-	(336	)(e)	10,424

OPERATING INCOME	2,338	-	336		2,674

OTHER INCOME (EXPENSE)
Interest income	22	-	-		22
Interest expense	(10)	-	(1,023	)(f)	(1,033)
Total Other Income (Expense)	12	-	(1,023)		(1,011)

INCOME BEFORE PROVISION FOR INCOME TAXES	2,350	-	(687)		1,663
Provision for income taxes	67	-	600	(g)	667

NET INCOME	2,283	-	(1,287)		996

Preferred stock dividends	1,357	-	(1,357	)(h)	-

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$926	$-	$70		$996

BASIC INCOME PER COMMON SHARE (based on approximately 55,400,000 shares outstanding)					$0.02

DILUTED INCOME PER COMMON SHARE (based on approximately 55,400,000 shares outstanding)					$0.02

RATIO OF EARNINGS TO FIXED CHARGES					240%

Notes to Unaudited Pro Forma Consolidated Financial Statements

Consolidated Balance Sheet Pro Forma Adjustments:

(a)	Adjustment relates to assets on FFI’s December 31, 2012 interim financials, but not included as part of the purchase in accordance with generally accepted accounting principles in the United States of America. Assets removed from the allocation include goodwill and other intangible assets.

(b)	Adjustment reflects goodwill and other intangible assets (i.e. customer list) at the purchase date attributable to the acquisition of FFI. Amount is based on the estimated fair value of consideration exchanged by CEP for 91.2% of FFI’s common stock less the fair value of net assets acquired.

(c)	Adjustment reflects consideration paid by CEP for 91.2% of FFI’s common stock. Consideration paid includes $7,000,000 new debt with a commercial bank and $6,300,000 promissory note with the Carter M. Fortune Living Trust.

(d)	Adjustment reflects the conversion of FFI preferred stock to FFI common stock, and the adjustment of FFI equity to estimated fair value.

61

Consolidated Statement of Operations Pro Forma Adjustments for the Year Ended June 30, 2012:

(e)	Adjustment reflects twelve months of amortization expense for customer list related to (b) above, the removal of pre-acquisition amortization expense related to other intangible assets, and the elimination of estimated compliance costs for an SEC reporting company.

(f)	Adjustment reflects twelve months of interest expense related to (c) above at interest rates ranging from 6% to 10%.

(g)	Adjustment reflects an estimate for income tax expense for twelve months. Due to the change in control, net operating losses generated in prior periods are no longer available to the Surviving Corporation to offset taxable income.

(h)	Adjustment reflects the elimination of preferred stock dividends related to (d) above.

Consolidated Statement of Operations Pro Forma Adjustments for the Six Months Ended December 31, 2012:

(i)	Adjustment reflects six months of amortization expense for customer list related to (b) above, the removal of pre-acquisition amortization expense related to other intangible assets, and the elimination of estimated compliance costs for an SEC reporting company.

(j)	Adjustment reflects six months of interest expense related to (c) above at interest rates ranging from 6% to 10%.

(k)	Adjustment reflects an estimate for income tax expense for six months. Due to the change in control, net operating losses generated in prior periods are no longer available to the Surviving Corporation to offset taxable income.

(l)	Adjustment reflects the elimination of preferred stock dividends related to (d) above.

TRADING MARKET AND PRICE FOR SHARES

The Shares are registered with the SEC and currently quoted on the NYSE MKT under the symbol “FFI.” As of _______, 2013, the Record Date for the Special Meeting, there were 12,287,290 shares of Company Common Stock outstanding and we had by approximately 320 Shareholders of record. The following table sets forth the reported high and low sales prices for the Shares on the NYSE MKT for each completed quarterly period within the fiscal years ending June 30, 2013 and the fiscal years ended June 30, 2012, 2011 and 2010.

	Price Range
Fiscal 2013	High	Low
First Quarter	$0.39	$0.12
Second Quarter	0.28	0.12
Third Quarter (through February __, 2013)	0.26	0.13

Fiscal 2012	High	Low
First Quarter	$0.79	$0.45
Second Quarter	0.58	0.30
Third Quarter	0.89	0.26
Fourth Quarter	0.30	0.13

Fiscal 2011	High	Low
First Quarter	$0.44	$0.23
Second Quarter	0.62	0.22
Third Quarter	0.80	0.50
Fourth Quarter	0.90	0.46

Fiscal 2010	High	Low
First Quarter	$1.06	$0.37
Second Quarter	1.25	0.73
Third Quarter	0.80	0.41
Fourth Quarter	0.67	0.31

62

The trading volume for the Shares has historically been relatively limited and a consistently active trading market for the Shares may not occur on the NYSE MKT.

On March 23, 2012, which was the final trading day prior to the date on which we announced the execution of the Merger Agreement, Company Common Stock closed at $0.46 per Share. On __________, 2013, which was the last trading day before this Proxy Statement was printed, Company Common Stock closed at $__ per Share. You are encouraged to obtain current market quotations for Company Common Stock in connection with voting your Shares.

Dividends

The Company has never declared or paid dividends on its Common Stock. Future dividends, if any, will be at the discretion of the Board of Directors and will depend upon our operating performance, capital requirements, contractual restrictions, and other factors deemed relevant by the Board of Directors.

  PRIOR PURCHASES OF SHARES

There have been no purchases of Shares during the past two years by the Company or any of the Acquiror Filing Persons.

RECENT TRANSACTIONS

There have been no transactions in Shares during the past 60 days effected by (1) the Company or any of the Acquiror Filing Persons or (2) any executive officer, director, affiliate or subsidiary of the Company or any of the Acquiror Filing Persons.

FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

The Company is not aware of any shareholder proposals that would be made in connection with the Special Meeting.

Due to the contemplated consummation of the Merger, we will cease to have public Shareholders and there will be no public participation in any of our future Shareholder meeting. However, if the Merger is not completed for any reason, we will provide notice of a proposed 2013 Shareholder meeting (assuming that the Company holds a 2013 annual meeting) and the date Shareholder proposals must be submitted to be considered for inclusion in the Company’s Proxy Statement and form of proxy for the 2013 annual meeting.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the filing requirements of the Exchange Act. Accordingly, we are required to file annual, quarterly and special reports, Proxy Statements and other information with the SEC relating to its business, financial condition and other matters. You can read and copy any materials we file with the SEC at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. Copies of such materials may also be obtained by mail, upon payment of the SEC’s customary fees, by writing to the SEC’s principal office at 100 F Street, NE, Washington, D.C. 20549. You can obtain information about the operation of the SEC’s public reference facilities by calling the SEC at 1-800-SEC-0330. The SEC also maintains a web site that contains materials we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov.

Because the Merger is a “going-private” transaction, the Company, Parent, Merger Sub, Tena Mayberry, Randy Butler and the Fortune Interests filed with the SEC a Rule 13e-3 Transaction Statement on Schedule 13e-3 under the Exchange Act with respect to the Merger. The Schedule 13e-3, including any amendments and exhibits filed or incorporated by reference as part of it, is available for inspection as set forth above.

63

Additional information relating to the Company, including its business, financial statements at or for the years ended June 30, 2012 and 2011, management’s discussion and analysis of financial condition and results of operations, and other related matters as to the Company are found in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, which is attached as ANNEX F (and incorporated herein by reference). Requests for additional copies should be directed to Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, Indiana 46278, Attn: Secretary; telephone number (317) 472-5660.

The information concerning the Company contained or incorporated by reference in this Proxy Statement has been provided by us, the information regarding Parent and Merger Sub contained in this Proxy Statement has been provided by Parent and Merger Sub, and the information regarding the Rollover Shareholders contained in this Proxy Statement has been provided by the Rollover Shareholders.

You should rely only on the information contained in or incorporated by reference into this Proxy Statement as having been authorized by the Company. We have not authorized anyone to give any information different from the information contained in or incorporated by reference into this Proxy Statement. This Proxy Statement is dated ____________, 2013. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to you shall not create any implication to the contrary.

OTHER BUSINESS

Other than the matters discussed in this Proxy Statement, the Board does not know of any other matters to be presented for action at the Special Meeting. If any other business should properly come before the meeting, the persons named in the accompanying proxy card intend to vote thereon in accordance with their best judgment in light of the conditions then prevailing.

64

ANNEX A

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”) is made and entered into as of March 26, 2012, by and among–

(i)	CEP, INC., a Tennessee corporation (“CEP”);

(ii)	CEP MERGER SUB, INC., a Tennessee corporation (“Merger Sub”); and

(iii)	FORTUNE INDUSTRIES, INC., an Indiana corporation (the “Company”).

RECITALS:

A.           The respective Boards of Directors of CEP, Merger Sub, and the Company have deemed it advisable and in the best interests of their respective corporations and stockholders to consummate the Merger (as defined in Section 1.1 ), on the terms and subject to the conditions set forth in this Agreement.

B.           The respective Boards of Directors of CEP, Merger Sub, and the Company have approved and declared advisable this Agreement and the transactions contemplated hereby, including the Merger.

C.           The Board of Directors of the Company has resolved to recommend to its stockholders approval and adoption of this Agreement and approval of the Merger.

D.           Concurrently with the execution of this Agreement, and as a condition and inducement to the Company’s, Merger Sub’s, and CEP’s respective willingness to enter into this Agreement, certain stockholders of the Company are entering into Stockholder Voting Agreements in substantially the form attached hereto as Exhibit A (the “Stockholder Agreements”).

AGREEMENT:

NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1.

THE MERGER

1.1            The Merger . At the Effective Time (as defined in Section 1.2 ) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Tennessee Business Corporation Act (“Tennessee Law”) and the Indiana Business Corporation Law, Company shall be merged with and into Merger Sub (the “Merger”), the separate corporate existence of Company shall cease and Merger Sub shall continue as the surviving corporation. Merger Sub, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

1.2            Effective Time; Closing . Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger with the Secretary of State of the State of Tennessee in accordance with the relevant provisions of Tennessee Law (the “Certificate Of Merger”) (the time of such filing with the Secretary of State of the State of Tennessee (or such later time as may be agreed in writing by the Company and CEP and specified in the Certificate of Merger) being the “Effective Time”) as soon as practicable on the Closing Date (as defined below). The closing of the Merger (the “Closing”) shall take place at the offices of Bone McAllester Norton PLLC, Nashville, Tennessee, at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article 6 , or at such other time, date and location as the parties hereto agree in writing (the “Closing Date”).

1

ANNEX A

1.3           Effect of the Merger . At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of Tennessee Law.

1.4           Charter and Bylaws . At the Effective Time, the Charter of Merger Sub (as in effect immediately prior to the Effective Time) shall be the Charter of the Surviving Corporation until thereafter amended in accordance with Tennessee Law and as provided in such Charter. At the Effective Time, the Bylaws of Merger Sub (as in effect immediately prior to the Effective Time) shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with Tennessee Law and as provided in such Bylaws.

1.5           Directors and Officers . The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, until their respective successors are duly elected or appointed and qualified. The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, until their respective successors are duly appointed.

1.6           Effect on Capital Stock . Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and without any action on the part of CEP, Merger Sub, the Company, or the holders of any shares of capital stock of the Company, the following shall occur:

(a)          Company Preferred Stock . Each single share of the Company’s Series C Preferred Stock, $0.10 par value (“Company Preferred Stock) (other than shares of Company Preferred Stock to be canceled pursuant to Section 1.6(c) , if any, will be canceled and extinguished and automatically converted into 145.971 validly issued, fully paid and non-assessable shares, of common stock, par value $0.00001 per share, of the Surviving Corporation.

(b)          Company Common Stock .

(i)          As to each record holder of the Company’s Common Stock, $0.10 par value (“Company Common Stock”) holding less than five hundred one (501) shares thereof on the date of this Agreement and until immediately prior to the Effective Time (including any heir or devisee of such record holder holding such shares pursuant to the laws of descent and distribution in that record holder’s domicile), such record holder’s shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any Dissenting Shares) will be canceled and extinguished and automatically converted into the right to receive Sixty-One Hundredths Dollar ($0.61) per share (the “Per Share Amount”); and

(ii)         As to each record holder of Company Common Stock that does not meet the conditions specified in Section 1.6(b)(i) above and as to each record holder of Company Common Stock holding five hundred one (501) shares thereof or greater immediately prior to the Effective Time, each such holder’s shares issued and outstanding immediately prior to the Effective Time shall be canceled and extinguished and automatically converted into one validly issued, fully paid and non-assessable share of common stock, par value $0.00001 per share, of the Surviving Corporation (the “Non-Cash Consideration”; the Per Share Amount, and the Non-Cash Consideration are referred to herein collectively as the “Merger Consideration”).

(c)          Cancellation of Treasury Stock . Each share of Company Common Stock or Company Preferred Stock held as treasury stock by the Company or any direct or indirect wholly-owned Subsidiary of the Company immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

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ANNEX A

(d)           Employee Stock Options . Each Company Option or Other Option (both as defined in Section 2.2(b) ) which is outstanding immediately prior to the Effective Time, whether or not then exercisable or vested, shall by virtue of the Merger and without any action on the part of the CEP, Merger Sub, the Company, or the holder thereof, be converted into and shall become a right to receive an amount in cash, without interest, with respect to each share subject thereto, equal to the excess, if any, of the Per Share Amount over the per share exercise or purchase price of such Company Option or such Other Option (such amount being hereinafter referred to as the “Option Merger Consideration”), and each Company Option and Other Option shall be canceled at the Effective Time. The payment of the Option Merger Consideration to the holder of a Company Option or Other Option shall be reduced by any income or employment tax withholding required under the Code or any provision of state, local or foreign Tax (as defined in Section 2.6 ) law. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of such Company Option or Other Option. The Stock Option Plans (as defined in Section 2.12(a) ) shall terminate at the Effective Time.

(e)           Warrants . All Warrants issued by the Company and outstanding immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no compensation therefor.

(f)           Adjustments to the Merger Consideration . The Merger Consideration shall be adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Company Common Stock or Company Preferred Stock), reorganization, recapitalization, reclassification or other like change with respect to Company Common Stock or Company Preferred Stock having a record date on or after the date hereof and prior to the Effective Time.

1.7           Surrender of Certificates .

(a)           Exchange Agent . Prior to the Effective Time, CEP shall select a bank or trust company reasonably satisfactory to the Company to act as the exchange agent (the “Exchange Agent”) in the Merger. Prior to the Effective Time, CEP shall enter into an agreement with Exchange Agent, reasonably satisfactory to the Company.

(b)           CEP to Provide Cash . At or promptly following the Effective Time (and in no event later than one (1) business day following the Effective Time), CEP shall make available to the Exchange Agent for exchange in accordance with this Article 1 , cash payable to the stockholders of the Company pursuant to Section 1.6(b)(i) in exchange for outstanding shares of Company Preferred Stock and Company Common Stock, respectively. Any funds deposited with the Exchange Agent shall hereinafter be referred to as the “Exchange Fund.”

(c)           Exchange Procedures . Promptly after the Effective Time (and in no event later than three (3) business days following the Effective Time), CEP shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the “Certificates”) which immediately prior to the Effective Time represented outstanding shares of Company Common Stock or Company Preferred Stock whose shares were converted into the right to receive cash pursuant to Section 1.6(b)(i) : (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as CEP may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration to which the holder of such Certificate is entitled pursuant to Section 1.6(b) (without limiting the effect of Section 1.7(e) ). Upon surrender of Certificates for cancellation to the Exchange Agent, together with such letter of transmittal, duly completed and validly executed in accordance with the instructions thereto and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificates shall be entitled to receive promptly (and in no event later than three (3) business days after receipt thereof) in exchange therefor the Merger Consideration to which the holder of such certificate is entitled pursuant to Section 1.6(a) or Section 1.6(b) (less any withholding amount with respect to the shares of Company Common Stock or Company Preferred Stock held by such holder as provided by Section 1.7(e) ), and the Certificates so surrendered shall forthwith be canceled. No interest shall accrue or be paid on the amounts payable pursuant to this Article 1 upon surrender of the Certificates.

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ANNEX A

(d)           Transfers of Ownership . If the payment of the amounts payable pursuant to Section 1.6(a) or Section 1.6(b) is to be made to a person other than the person in whose name the surrendered Certificate formerly evidencing shares of Company Common Stock or Company Preferred Stock, as applicable, are registered, it will be a condition of payment that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the Persons (as defined in Section 8.3(d) ) requesting such payment will have paid to CEP or any agent designated by it any transfer or other Taxes (as defined in Section 2.6 ) required by reason of the payment of the amount specified in Section 1.6(a) or Section 1.6(b) to a Person other than the registered holder of the Certificates surrendered, or established to the satisfaction of CEP or any agent designated by it that such Tax has been paid or is not payable.

(e)           Required Withholding . Each of the Exchange Agent and the Surviving Corporation shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock or Company Preferred Stock such amounts as may be required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign Tax law or under any other applicable Legal Requirement (as defined in Section 2.2(d) ). To the extent such amounts are so deducted or withheld, the amount of such consideration shall be treated for all purposes under this Agreement as having been paid to the Person to whom such consideration would otherwise have been paid.

(f)           No Liability . Notwithstanding anything to the contrary in this Section 1.7 , neither the Exchange Agent nor the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Company Common Stock or Company Preferred Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

(g)           Investment of Exchange Fund . The Exchange Agent shall invest the Exchange Fund as directed by CEP on a daily basis; provided that no such investment or loss thereon shall affect the amounts payable to Company stockholders pursuant to this Article 1 . Any interest and other income resulting from such investment shall become a part of the Exchange Fund, and any amounts in excess of the amounts payable to Company stockholders pursuant to this Article 1 shall promptly be paid to CEP.

(h)           Termination of Exchange Fund . Any portion of the Exchange Fund which remains undistributed to the holders of Certificates six (6) months after the Effective Time shall, at the request of the Surviving Corporation, be delivered to the Surviving Corporation or otherwise on the instruction of the Surviving Corporation, and any holders of the Certificates who have not surrendered such Certificates in compliance with this Section 1.7 shall after such delivery to the Surviving Corporation look only to the Surviving Corporation (subject to abandoned property, escheat and similar laws) for payment, as general creditors thereof, of their claim for the Merger Consideration, without interest, to which such holders may be entitled pursuant to Section 1.6(a) or Section 1.6(b) . Any such portion of the Exchange Fund remaining unclaimed by holders of shares of Company Common Stock or Company Preferred Stock immediately prior to such time as such amounts would otherwise escheat to or become property of any Governmental Entity (as defined in Section 2.3(c) ) shall, to the extent permitted by law, become the property of CEP free and clear of any claims or interest of any Person previously entitled thereto.

(i)           No Further Ownership Rights in Company Common Stock or Company Preferred Stock . At the close of business on the day of the Effective Time, there shall be no further registration of transfers on the records of the Surviving Corporation of shares of Company Common Stock or Company Preferred Stock. From and after the Effective Time, the holders of Company Common Stock or Company Preferred Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock or Company Preferred Stock except as otherwise provided herein or by applicable law. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent, they shall be canceled and exchanged for the Merger Consideration, as provided in this Article 1 , subject to applicable law in the case of Dissenting Shares. All cash paid upon surrender of Certificates in accordance with the terms of this Article 1 shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares previously represented by such Certificates.

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ANNEX A

(j)           Lost, Stolen or Destroyed Certificates . In the event any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall pay in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, the Merger Consideration to which the holder thereof is entitled pursuant to this Article 1 ; provided , however , that CEP or the Surviving Corporation may, in their discretion and as a condition precedent to the payment thereof, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as they may reasonably direct as indemnity against any claim that may be made against CEP, the Company, the Surviving Corporation or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

(k)           Applicability to Dissenting Shares . The provisions of this Section 1.7 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of the Exchange Agent under this Section 1.7 shall commence only on the date of such loss of status.

1.8            Dissenting Shares . With respect to the Company Common Stock, there are no dissenters rights applicable thereto, pursuant to Section IC 23-1-44-8(b) of the Indiana Business Corporation Law.

1.9            Further Action . At and after the Effective Time, the officers and directors of CEP and the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of Company and Merger Sub, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of Company and Merger Sub, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to CEP and Merger Sub, except as otherwise set forth in writing in appropriately corresponding sections of the disclosure letter supplied by the Company to CEP dated as of the date hereof (the “Company Disclosure Letter”), as follows:

2.1            Organization; Power; Charter Documents; Subsidiaries .

(a)           Organization; Standing And Power . The Company and each of its Subsidiaries (as defined below) is a corporation or other organization duly organized and validly existing under the laws of the jurisdiction of its incorporation or organization, has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted, except where the failure of any Subsidiary of the Company to be so organized, existing and in good standing would not have, individually or in the aggregate, a Material Adverse Effect (as defined in Section 8.3(c) ) on the Company, and is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary other than in such jurisdictions where the failure to so qualify or to be in good standing would not have, individually or in the aggregate, a Material Adverse Effect on the Company. For purposes of this Agreement, “Subsidiary,” when used with respect to any party, shall mean any corporation or other organization, whether incorporated or unincorporated, at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries.

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ANNEX A

(b)           Charter Documents . The Company has delivered or made available to CEP: (i) a true and correct copy of the Articles of Incorporation and Bylaws of the Company, each as amended to date (collectively, the “Company Charter Documents”) and (ii) the certificate of incorporation and bylaws, or like organizational documents, each as amended to date (collectively, “Subsidiary Charter Documents”) of each of its Subsidiaries, and each such instrument is in full force and effect. The Company is not in violation of any of the provisions of the Company Charter Documents and each Subsidiary is not in violation of its respective Subsidiary Charter Documents, except in the case of a Subsidiary, as would not be material to the Company.

(c)           Subsidiaries . Section 2.1(c) of the Company Disclosure Letter includes all the Subsidiaries of the Company. All the outstanding shares of capital stock of, or other equity or ownership interests in, each such Subsidiary have been validly issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all pledges, claims, liens, charges, preemptive rights, mortgages, encumbrances, options and security interests of any kind or nature whatsoever (collectively, “Liens”), including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other equity or ownership interests, except for restrictions imposed by applicable securities laws.

2.2            Capital Structure .

(a)           Capital Stock . The authorized capital stock of the Company consists of: (i) 150,000,000 shares of Company Common Stock, par value $0.10 per share; (ii) 3,000,000 shares of preferred stock, par value $0.10 per share, 1,000,000 of which have been designated as Series A Preferred Stock, 1,000,000 of which have been designated as Series B Preferred Stock, and 1,000,000 of which have been designated as Series C Preferred Stock. At the close of business on the date hereof: (i) 12,287,290 shares of Company Common Stock were issued and outstanding (plus any shares of Company Common Stock issued since February 29, 2012, upon the exercise of Company Options or Other Options (as defined in Section 2.2(b) ), (ii) no shares of Company Common Stock were issued and held by the Company in its treasury, (iii) 296,180 shares of Series C Preferred Stock were issued and outstanding; and no shares of Series A Preferred Stock and Series B Preferred Stock were outstanding. All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized and validly issued, fully paid and non-assessable and not subject to any preemptive rights.

(b)           Stock Options . As of the close of business on the date hereof: (i) 889,283 shares of Company Common Stock are subject to issuance pursuant to outstanding options to purchase Company Common Stock under the Company Stock Option Plans (as defined in Section 2.12 ) (the “Company Options”); (ii) 110,717 shares of Company Common Stock are available for future issuance under the Company Stock Option Plans, and (iii) no shares of Company Common Stock are subject to issuance pursuant to outstanding options, rights or warrants to purchase Company Common Stock issued pursuant to the Contracts (as defined in Section 2.14 ) or instruments listed on Section 2.2(b) of the Company Disclosure Letter (the “Other Options”). The Company has provided CEP information describing option activity through the date of this Agreement. All shares of Company Common Stock subject to issuance under the Company Stock Option Plans, the Company Purchase Plans and the Other Options, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, would be duly authorized, validly issued, fully paid and non-assessable and not subject to any preemptive rights. There are no commitments or agreements of any character to which the Company is bound obligating the Company to accelerate the vesting of any Company Option as a result of the Merger (whether alone or upon the occurrence of any additional or subsequent events). There are no outstanding or authorized stock appreciation, phantom stock, profit participation or other similar rights with respect to the Company.

(c)           Voting Debt . No bonds, debentures, notes or other indebtedness having the right to vote on any matters on which stockholders may vote (“Voting Debt”) of the Company is issued or outstanding as of the date hereof.

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ANNEX A

(d)           Other Securities . Except as otherwise set forth in Section 2.2(d) of the Company Disclosure Letter or otherwise referred to in Sections 2.2(a), 2.2(b), and 2.2(c) , there are no securities, options, warrants, calls, rights, commitments, Contracts, arrangements or undertakings of any kind to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver or sell, or redeem, repurchase, acquire or pay for or cause to be issued, delivered or sold, or redeemed, repurchased, acquired or paid for additional shares of capital stock, Voting Debt, equity interests or other voting securities of the Company or any of its Subsidiaries, or obligating the Company or any of its Subsidiaries to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, Contract, arrangement or undertaking. All outstanding shares of Company Common Stock and Company Preferred Stock, all outstanding Company Options and Other Options, and all outstanding shares of capital stock of each Subsidiary of the Company have been issued and granted in compliance in all material respects with (i) all applicable securities laws and all other applicable Legal Requirements (as defined below), (ii) all requirements set forth in applicable material Contracts and (iii) Company Charter Documents or Subsidiary Charter Documents. There are no voting trusts or other Contracts to which the Company or any of its Subsidiaries is a party with respect to the voting of capital stock of the Company or any of its Subsidiaries. For purposes of this Agreement: (x) “Legal Requirements” shall mean any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, order, edict, decree, rule, regulation, ruling, judgment or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity; and (y) “Contract” shall mean any written, oral or other agreement, contract, subcontract, settlement agreement, lease, binding understanding, instrument, indenture, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan or legally binding commitment or undertaking of any nature, as in effect as of the date hereof or as may hereinafter be in effect.

2.3            Authority; Non-Contravention; Necessary Consents .

(a)           Authority . The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby (other than the approval and adoption of this Agreement and the approval of the Merger by the Company’s stockholders and the filing of the Certificate of Merger pursuant to Tennessee Law). This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by CEP and Merger Sub, constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(b)           Non-Contravention . The execution and delivery of this Agreement by the Company does not, and performance of this Agreement by the Company will not: (i) conflict with or violate the Company Charter Documents or any Subsidiary Charter Documents of any Subsidiary of the Company, (ii) subject to obtaining the approval and adoption of this Agreement and the approval of the Merger by the Company’s stockholders as contemplated in Section 5.2 and compliance with the requirements set forth in Section 2.3(c) , conflict with or violate any material Legal Requirement applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair the Company’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a Lien on any of the material properties or assets of the Company or any of its Subsidiaries pursuant to, any Company Material Contract (as defined in Section 2.14 ). Section 2.3(b) of the Company Disclosure Letter lists all consents, waivers and approvals under any Company Material Contract required to be obtained in connection with the consummation of the transactions contemplated hereby, which, if individually or in the aggregate are not obtained, would result in a Material Adverse Effect on the Company or the Surviving Corporation.

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ANNEX A

(c)           Necessary Consents . No consent, approval, order or authorization of, or registration, declaration or filing with any supranational, national, state, municipal, local or foreign government, any instrumentality, subdivision, court, arbitral entity, administrative agency or commission or other governmental authority or instrumentality, or any quasi-governmental or private body exercising any regulatory, taxing, importing or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, performance and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Tennessee and appropriate documents with the relevant authorities of other states in which the Company and/or CEP are qualified to do business, (ii) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable federal, foreign and state securities (or related) laws and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) or any foreign laws regulating competition, antitrust, investment or exchange controls, (iii) the consents listed on Section 2.3(c) of the Company Disclosure Letter; (iv) such consents, approvals, orders, authorizations, registrations, declarations and filings as may be required under applicable state securities or “blue sky” laws and the securities laws of any foreign country, (v) such consents, approvals, orders, authorizations, registration, declaration or filing as may be required by the rules and regulations of The New York Stock Exchange, Inc., and (vi) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to the Company or CEP or materially adversely affect the ability of the parties hereto to consummate the Merger within the time frame in which the Merger would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings. The consents, approvals, orders, authorizations, registrations, declarations, waivers and filings set forth in (i), (ii) and (v) are referred to collectively herein as the “Necessary Consents.”

2.4            SEC Filings; Financial Statements .

(a)           SEC Filings . The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including exhibits and all other information incorporated by reference) required to be filed by it with the Securities and Exchange Commission (the “SEC”) since September 11, 2000. The Company has made available to CEP all such registration statements, prospectuses, reports, schedules, forms, statements and other documents in the form filed with the SEC. All such required registration statements, prospectuses, reports, schedules, forms, statements and other documents (including those that the Company may file subsequent to the date hereof), as amended, are referred to herein as the “Company SEC Reports.” As of their respective dates, the Company SEC Reports (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act of 1933, as amended (together with the rules and regulations thereunder, the “Securities Act”), or the Securities and Exchange Act of 1934, as amended (together with the rules and regulations thereunder, the “Exchange Act”), as the case may be, applicable to such Company SEC Reports and (ii) did not at the time they were filed contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except to the extent corrected prior to the date hereof by a subsequently filed Company SEC Report. None of the Company’s Subsidiaries is required to file any forms, reports or other documents with the SEC.

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ANNEX A

(b)           Financial Statements . Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports (the “Company Financials”), including each Company SEC Report filed after the date hereof until the Closing: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q, 8-K or any successor form under the Exchange Act), and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of Company’s operations and cash flows for the periods indicated. The balance sheet of the Company contained in the Company SEC Reports as of February 29, 2012, is hereinafter referred to as the “Company Balance Sheet.” Except as disclosed in the Company Financials, since the date of the Company Balance Sheet, neither the Company nor any of its Subsidiaries has any liabilities required under GAAP to be set forth on a consolidated balance sheet (absolute, accrued, contingent or otherwise) which, individually or in the aggregate, would have a Material Adverse Effect on the Company, except for liabilities incurred since the date of the Company Balance Sheet in the ordinary course of business consistent with past practice and liabilities incurred pursuant to this Agreement.

2.5            Absence of Certain Changes or Events . Since the date of the Company Balance Sheet (a) there has not been any Material Adverse Effect on the Company, (b) and through the date hereof, the Company and its Subsidiaries have conducted in all material respects their respective businesses only in the ordinary course consistent with past practice, except for the negotiation and execution of this Agreement and (c) through the date hereof, there has not been: (i) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company’s or any of its Subsidiaries’ capital stock, except for required dividend payments with respect to the Company’s Series C Preferred shares, or any purchase, redemption or other acquisition by the Company or any of its Subsidiaries of any of the Company’s capital stock or any other securities of the Company or its Subsidiaries or any options, warrants, calls or rights to acquire any such shares or other securities, except repurchases of unvested shares at cost in connection with the termination of the Company’s or any of its Subsidiary’s relationship with any Service Provider (as defined in the Company Option Plans) pursuant to stock option or purchase agreements in effect on the date hereof or entered into in compliance with this Agreement, or (ii) any split, combination or reclassification of any of the Company’s or any of its Subsidiaries’ capital stock.

2.6            Taxes .

(a)          For the purposes of this Agreement, the term “Tax” or, collectively, “Taxes,” shall mean any and all federal, state, local and foreign taxes, assessments and other governmental charges, duties, impositions and liabilities, including taxes based upon or measured by gross receipts, income, profits, sales, use and occupation, and value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, together with all interest, penalties and additions imposed with respect to such amounts, and any obligations with respect to such amounts arising as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or under any agreements or arrangements with any other Person and including any liability for taxes of a predecessor entity. Notwithstanding the foregoing, for the purposes of this Section 2.6 and Section 4.1(b)(xii) , “Tax” and “Taxes” shall not include any Tax taken into account in determining Assumed Customer Tax Obligation (as defined in Section 2.23(a) ). The Company and each of its Subsidiaries have filed all material federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes (“Tax Returns”) required to be filed by any of them and all such Tax Returns are true and correct in all material respects. The Company and each of its Subsidiaries have timely paid, or have adequately reserved (in accordance with GAAP) for the payment of, all Taxes required to be paid (whether or not shown on any Tax Returns), and the most recent financial statements contained in the Company SEC Reports reflect an adequate reserve (in accordance with GAAP) for all Taxes payable by the Company and its Subsidiaries through the date of such financial statements. No material deficiencies for any Taxes have been asserted or assessed, or, to the Knowledge (as defined in Section 8.3(b) ) of the Company, proposed, against the Company or any of its Subsidiaries that are not subject to adequate reserves (in accordance with GAAP). No audit or other examination of any Tax Return of the Company or any of its Subsidiaries is presently in progress, nor has the Company or any of its Subsidiaries been notified of any request for such an audit or other examination.

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(b)          There are no outstanding agreements extending or waiving the statutory period of limitations applicable to any claim for, or the period for the collection or assessment or reassessment of, Taxes due from the Company or any of its Subsidiaries for any taxable period and no request for any such waiver or extension is currently pending. There are no Liens for Taxes upon the assets or properties of the Company or any Subsidiary except for statutory Liens for current Taxes not yet due. Neither the Company nor any of its Subsidiaries is a party to any agreement relating to the sharing, allocation or indemnification of Taxes, or any similar agreement, contract or arrangement, (collectively, “Tax Sharing Agreements”) or has any liability for Taxes of any Person (other than members of the affiliated group, within the meaning of Section 1504(a) of the Code, filing consolidated federal income tax returns of which the Company is the common parent) under Treasury Regulation ss. 1.1502-6, Treasury Regulation ss. 1.1502-78 or similar provision of state, local or foreign law, as a transferee or successor, by Contract, or otherwise. Neither the Company nor any of its Subsidiaries has executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of state, local or foreign law. Neither the Company nor any of its Subsidiaries is subject to any private letter ruling of the Internal Revenue Service (the “IRS”) or comparable ruling of any other Tax authority, and there is no currently pending private letter ruling request to the IRS or comparable ruling request to any other Tax authority, relating to either the Company or any of its Subsidiaries. The Company and its Subsidiaries have each withheld (or will withhold) from their respective employees, independent contractors, creditors, stockholders and third parties and timely paid to the appropriate Tax authority proper and accurate amounts in all material respects for all periods ending on or before the Closing Date in compliance with all Tax withholding and remitting provisions of applicable laws. No claim in writing has been made by any Governmental Entity in a jurisdiction where neither the Company nor any of its Subsidiaries files Tax Returns that it is or may be subject to taxation by that jurisdiction. The Company and its Subsidiaries have given or otherwise made available to CEP true, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies for taxable periods, or transactions consummated, for which the applicable statutory periods of limitations have not expired. The Company and its Subsidiaries have, in all material respects, charged their customers all sales, goods and services, and other similar Taxes required to be charged under the laws and regulations of all applicable taxing jurisdictions. All such Taxes have been collected and remitted to the appropriate Tax authority in a timely manner in all material respects.

2.7            Intellectual Property .

(a)           No Infringement . The products, services and operations of the Company do not infringe or misappropriate the Intellectual Property (as defined below) of any third party where such infringement or misappropriation, individually or in the aggregate, would have a Material Adverse Effect on the Company. “Intellectual Property” shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international and foreign patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof, (ii) all inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, computer software programs and all documentation relating to any of the foregoing, (iii) all copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world, (iv) all industrial designs and any registrations and applications therefor throughout the world, (v) all mask works and any registrations and applications therefor throughout the world, (vi) all trade names, logos, URLs, common law trademarks and service marks, trademark and service mark registrations and applications therefor throughout the world, (vii) all databases and data collections and all rights therein throughout the world, (viii) all moral and economic rights of authors and inventors, however denominated, throughout the world, and (ix) any similar or equivalent rights to any of the foregoing anywhere in the world. “Company Intellectual Property” shall mean all Intellectual Property owned by the Company and/or used in its products, services and operations.

(b)           No Impairment . The Merger (including the assignment by operation of law of any Contract to the Surviving Corporation) will not result in: (i) CEP or any Subsidiary of CEP (other than the Company and its Subsidiaries, but only to the extent existing prior to the Merger) being bound by any material non-compete or other material restriction on the operation of any business of CEP or its Subsidiaries, (ii) CEP or any Subsidiary of CEP (other than the Company and its Subsidiaries, but only to the extent existing prior to the Merger) granting any rights or licenses to any material Intellectual Property of CEP or any Subsidiary of CEP to any third party (including a covenant not to sue with respect to any material Intellectual Property of CEP or any Subsidiary of CEP), or (iii) the termination or breach of any Contract to which the Company is a party, which termination or breach would have, individually or in the aggregate, a Material Adverse Effect on either the Surviving Corporation or CEP, or (iv) the termination or forfeiture of any Company Intellectual Property.

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(c)           Schedule . Section 2.7(c) of the Company Disclosure Letter sets forth, as of the date hereof, a list of all material Company Intellectual Property described in subsection (i), (iv), (v) and (vi) of Section 2.7(a) and all copyright registrations and applications therefor.

(d)           Ownership and Maintenance . The Company owns, or possesses licenses or other valid rights to use, all Company Intellectual Property which is required or necessary to the conduct of the business of the Company, except where the lack thereof, individually or in the aggregate, would not have a Material Adverse Effect on the Company. To the Knowledge of the Company, no Person is infringing upon or violating any material Company Intellectual Property. The Company has taken reasonable steps to maintain the confidentiality of its trade secrets.

(e)           Privacy . The Company does not use or collect any of the information it collects from its web site visitors or other parties in an unlawful manner, or in a manner that violates the Company’s privacy policy or the privacy rights of its customers. The Merger will not violate the Company’s privacy policy or the privacy rights of its customers.

2.8            Compliance; Permits .

(a)           Compliance . Neither the Company nor any of its Subsidiaries is or has been in conflict with, or in default or in violation of any Legal Requirement applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound, except, in each case, or in the aggregate, for conflicts, violations and defaults that would not have a Material Adverse Effect on the Company. No material investigation or review by any Governmental Entity is pending or, to the Knowledge of the Company, has been threatened in a writing delivered to the Company or any of its Subsidiaries, against the Company or any of its Subsidiaries. There is no judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries which, individually or in the aggregate, has or could have a Material Adverse Effect on the Company.

(b)           Permits . The Company and its Subsidiaries hold, to the extent legally required, all permits, licenses, authorizations, franchises, variances, exemptions, orders and approvals from Governmental Entities (“Permits”) that are required for the operation of the business of the Company and its Subsidiaries, as currently conducted, the failure to hold which, individually or in the aggregate, would have a Material Adverse Effect on the Company (collectively, “Company Permits”). As of the date hereof, no suspension or cancellation of any of the Company Permits is pending or, to the Knowledge of the Company, threatened. The Company and its Subsidiaries are in compliance in all material respects with the terms of the Company Permits.

2.9            Litigation . Except as set forth in the Company SEC Reports filed prior to the date hereof, there are no claims, suits, actions or proceedings pending or, to the Knowledge of the Company, threatened, nor, to the Knowledge of the Company, any investigation pending or threatened, against the Company or any of its Subsidiaries, any present or former officer, director or employee of the Company or any of its Subsidiaries or any other Person for whom the Company or any of its Subsidiaries may be liable or pursuant to which it may be obligated to indemnify any such officer, director, employee of Person, before any Governmental Entity that seeks to restrain, delay, alter or enjoin the consummation of the transactions contemplated hereby, seeks an award of damages in connection with this Agreement or any transactions contemplated hereby or which could, either singularly or in the aggregate with all such claims, actions or proceedings, be material to the Company. Neither the Company nor any of its Subsidiaries is subject to any judgment, decree, injunction, rule or order of any Governmental Entity that has had or would have, individually or in the aggregate, a Material Adverse Effect on the Company.

2.10          Brokers’ and Finders’ Fees . The Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

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2.11          Transactions with Affiliates . Except as set forth in the Company SEC Reports, since the date of the Company’s last proxy statement filed with the SEC, no event has occurred as of the date hereof that would be required to be reported by the Company pursuant to Item 404 of Regulation S-K promulgated by the SEC. Section 2.11 of the Company Disclosure Letter identifies each Person who is an “affiliate” (as that term is used in Rule 145 promulgated under the Securities Act) of the Company as of the date hereof.

2.12          Employee Benefit Plans .

(a)          The employee compensation, severance, termination pay, deferred compensation, stock or stock-related awards, incentive, fringe, pension, profit-sharing, savings, retirement, employment, consulting, bonus, change-in-control, retention, welfare, cafeteria, flexible or other benefit plans, programs, policies, commitments, agreements or other arrangements (whether or not set forth in a written document and including, without limitation, all “employee benefit plans” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”)) under which any employee, former employee, director or consultant of the Company, any Subsidiary of the Company or any trade or business (whether or not incorporated) that is a member of a controlled group or that is under common control with the Company within the meaning of Section 414 of the Code (each an “ERISA Affiliate”) has any present or future right to benefits, or with respect to which the Company has or may in the future have direct or indirect liability, whether contingent or otherwise, are referred to herein as the “Plans.” Section 2.12(a) of the Company Disclosure Letter contains a complete and accurate list of each material Plan, including (i) all severance and employment agreements of the Company with directors or executive officers, (ii) all severance programs and policies of each of the Company or its Subsidiaries, (iii) all Plans pursuant to which benefits would, in any respect, vest or an amount would become payable by virtue of the transactions contemplated hereby, and (iv) each stock option plan, stock purchase plan, equity based compensation plan, equity award to any Person (whether payable in cash, shares or otherwise) (to the extent not issued pursuant to any of the foregoing plans) or other plan or Contract of any nature with any Person (whether or not an employee) pursuant to which any stock, option, warrant or other right to purchase or acquire capital stock of the Company or right to payment based on the value of the Company capital stock has been granted or otherwise issued (collectively, “Company Stock Option Plans”). The Company has provided or made available to CEP with respect to each Plan, a true, correct and complete copy thereof and to the extent applicable: (i) the most recent documents (including all amendments and trusts or other funding instruments constituting each Plan; (ii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code in connection with each Plan; (iii) all IRS determination, opinion, notification and advisory letters relating to any Plan; (iv) if the Plan is funded, the most recent periodic accounting of the Plan assets; (v) the most recent summary plan description, summary of material modifications and any other written communication (or description of any oral communications) by the Company or any ERISA Affiliate concerning the extent of benefits provided under a Plan; (vi) for the last three years all material correspondence with the IRS and the Department of Labor (the “DOL”); and (vii) any other document reasonably requested by CEP.

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(b)          Each Plan has been maintained and administered in material compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations (foreign or domestic), including ERISA and the Code, that are applicable to such Plans. No suit, action, Lien or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or to the Knowledge of the Company is threatened, against or with respect to any such Plan, except as would not result in material liability to the Company. There are no audits, inquiries or proceedings pending by the IRS or the DOL with respect to any Plans. Any Plan intended to be qualified under Section 401(a) of the Code and each trust intended to qualify under Section 501(a) of the Code (i) has either applied for or obtained a favorable determination, notification, advisory and/or opinion letter, as applicable, as to its qualified status from the IRS or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendments necessary to obtain a favorable determination, and (ii) incorporates or has been amended to incorporate all provisions required to comply with the Tax Reform Act of 1986 and subsequent legislation, unless the Plan still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to conform to such legislation, and to the Knowledge of the Company, there are no facts or circumstances that could reasonably be expected to cause the loss of such qualification or the imposition of any material liability, penalty or tax under ERISA, the Code or any other applicable laws, rules or regulations. With respect to each Plan: (i) all reports, returns, notices and other documentation that are required to have been filed with or furnished to the IRS and the DOL, the SEC or any other Governmental Entity, or to the participants or beneficiaries of such Plan have been filed or furnished on a timely basis, and (ii) no individual who has performed services for the Company or its Subsidiaries has been improperly excluded from participation, except in each case for violations which would not reasonably be expected to cause material harm to the Company. All contributions (including all employer contributions and employee salary reduction contributions) or premium payments required to be made by the Company or its Subsidiaries in respect of any Plan have been timely paid or accrued, except as would not result in material liability to the Company. Neither the Company nor any ERISA Affiliate have any liability, whether contingent or otherwise, with respect to any plan subject to Title IV of ERISA or Section 412 of the Code which remains unsatisfied.

(c)          Neither the Company, its Subsidiaries nor, to the Knowledge of the Company, any other “party in interest” or “disqualified person” with respect to any Plan has engaged in a non-exempt “prohibited transaction” within the meaning of Section 406 of ERISA or Section 4975 of the Code involving such Plan. To the Knowledge of the Company, no fiduciary has any material liability for breach of fiduciary duty or any other failure to act or comply with the requirements of ERISA, the Code or any other applicable laws in connection with the administration or investment of the assets of any Plan.

(d)          Neither the Company nor any ERISA Affiliate has at any time ever maintained, established, sponsored, participated in, contributed to, been requested to contribute to, or had any liability, whether contingent or otherwise, with respect to any “multiemployer plan,” as such term is defined in Section 3(37)(A) of ERISA. Neither the Company nor any ERISA Affiliate have at any time ever maintained, established, sponsored, participated in, contributed to, or had any liability, whether contingent or otherwise, with respect to, (i) any multiple employer plan, or to any plan described in Section 413 of the Code, (ii) any “multiple-employer welfare arrangement” as defined in Section 3(40) of ERISA, (iii) a Plan subject to Section 4063 or 4064 of ERISA, or (iv) a Plan maintained outside of the jurisdiction of the United States. None of the Plans promises or provides retiree medical or other retiree benefits to any person except as required by applicable law, including without limitation, coverage required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

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(e)          Neither the Company nor any of its Subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union. No employee of the Company or any of its Subsidiaries is represented by any labor union or covered by any collective bargaining agreement and, to the Knowledge of the Company, no campaign to establish such representation is in progress. There is no pending or, to the Knowledge of the Company, threatened labor dispute, strike or work stoppage involving the Company or any of its Subsidiaries and any group of its employees. The Company is in compliance in all material respects with all applicable foreign, federal, state and local laws, rules and regulations respecting employment, employment and labor practices, terms and conditions of employment and wages and hours, in each case, with respect to its current or former employees, except in each case for compliance violations which would not reasonably be expected to cause material harm to the Company. The Company has not received written notice of any investigation, charge or complaint pending before the Equal Employment Opportunity Commission or any other Governmental Entity regarding an unlawful unemployment practice. The Company (i) is not barred from any governmental contract by the Office of Federal Contract Compliance Programs or comparable state agency (the “OFCCP”), (ii) has not received a notice to show cause from the OFCCP, and (iii) does not have an action pending with the OFCCP.

(f)          Neither any payment or benefit which will or may be made by the Company or its Subsidiaries, nor the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (either alone or in combination of another event) shall (i) result in the payment of any amount which could be characterized as a “parachute payment,” within the meaning of Code Section 280G(b)(2), (ii) result in any material payment becoming due, or materially increase the amount of any compensation due, to any current or former employee of the Company or its Subsidiaries, (iii) materially increase any benefits otherwise payable under any Plan, (iv) result in the acceleration of the time of payment or vesting of any such compensation or benefits, or (v) result in the triggering or imposition of any restrictions or limitations on the rights of the Company or its Subsidiaries to amend or terminate any Plan.

(g)          To the Knowledge of the Company, neither the Company and its Subsidiaries nor any organization to which the Company or its Subsidiaries is a successor or parent corporation, within the meaning of Section 4069(b) of ERISA, has engaged in any transaction described in Sections 4069 or 4212(c) of ERISA.

(h)          Neither the Company nor any of its Subsidiaries have incurred any material liability or material obligation under the Worker Adjustment and Retraining Notification Act or any similar state or local law which remains unsatisfied.

(i)          Neither the Company nor any of its Subsidiaries have direct or indirect liability with respect to any misclassification of any Person as an independent contractor rather than as an employee, or with respect to any employee leased from another employer, except as would not result in material harm to the Company.

(j)          Neither the Company nor any of its Subsidiaries is a party to any Contract or other arrangement which could result in the payment of material amounts that could be non-deductible by reason of Section 162(m) of the Code.

(k)          Each Plan which is a “group health plan” within the meaning of Section 5000(b)(1) of the Code and Section 607(l) of ERISA has been administered in material compliance with, and the Company and its Subsidiaries have otherwise complied with, (i) the requirements of the Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated thereunder; (ii) the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder; and (iii) the Medicare Secondary Payor Provisions of Section 1862 of the Social Security Act and the regulations promulgated thereunder, except, in each case, for compliance violations which would not reasonably be expected to cause material harm to the Company.

(l)          No stock or other security issued by the Company or its Subsidiaries forms or has formed a material part of the assets of any Plan.

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(m)          Neither the Company nor any ERISA Affiliate has a contract or commitment, whether legally binding or not, to create any additional employee benefit or compensation plans, policies or arrangements or, except as may be required by applicable law, to modify any Plan.

(n)          No assets of the Company or its Subsidiaries are allocated to or held in a “rabbi trust” or other funding vehicle in respect of any Plan other than one qualified under Section 401(a) of the Code.

(o)          No “employee welfare plan” within the meaning of Section 3(1) of ERISA (“Welfare Plan”) disclosed in Section 2.12(a) of the Company Disclosure Letter is a “multiple employer welfare arrangement” as defined in Section 3(40) of ERISA or self-insured.

2.13         ENVIRONMENTAL MATTERS.

(a)           Hazardous Material . Except as would not, individually or in the aggregate, result in a Material Adverse Effect on the Company, no underground storage tanks and no amount of any substance that has been designated by any Governmental Entity or by applicable Legal Requirement to be radioactive, toxic, hazardous or otherwise a danger to health or the environment, including PCBs, asbestos, petroleum, urea-formaldehyde and all substances listed as hazardous substances pursuant to the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, or defined as a hazardous waste pursuant to the United States Resource Conservation and Recovery Act of 1976, as amended, and the regulations promulgated pursuant to said laws, but excluding office and janitorial supplies, (a “Hazardous Material”) are present, as a result of the actions of the Company or any of its Subsidiaries or any affiliate of the Company, or, to the Knowledge of the Company, as a result of any actions of any third party or otherwise, in, on or under any property, including the land and the improvements, ground water and surface water thereof, that the Company or any of its Subsidiaries has at any time owned, operated, occupied or leased.

(b)           Hazardous Materials Activities . Except as would not, individually or in the aggregate, result in a Material Adverse Effect on the Company: (i) neither the Company nor any of its Subsidiaries has transported, stored, used, manufactured, disposed of, released or exposed its employees or others to Hazardous Materials in violation of or in a manner which would result in liability pursuant to, any Legal Requirement in effect on or before the Closing Date and (ii) neither the Company nor any of its Subsidiaries has disposed of, transported, sold, used, released, exposed its employees or others to or manufactured any product containing a Hazardous Material (collectively, “Hazardous Materials Activities”) in violation of or in a manner which would result in liability pursuant to any Legal Requirement.

2.14         CONTRACTS.

(a)           Material Contracts . For purposes of this Agreement, “Company Material Contract” shall mean:

(i)          any “material contracts” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company and its Subsidiaries;

(ii)         any Contract containing any covenant: (A) limiting the right of the Company or its Subsidiaries to engage in any material line of business, make use of any material Intellectual Property or compete with any Person in any material line of business, or (B) otherwise having an adverse effect on the right of the Company or any of its Subsidiaries to sell, distribute or manufacture any material products or services;

(iii)        any Contract, or group of Contracts with a Person (or group of affiliated Persons), the termination or breach of which would, individually or in the aggregate, have a material adverse effect on any material division or business unit or other material operating group of product or service offerings of the Company or otherwise have a Material Adverse Effect on the Company or any of its Subsidiaries or otherwise have a Material Adverse Effect on the Company;

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(iv)        indentures, credit agreements, security agreements, mortgages, guarantees, promissory notes and Contract relating to or evidencing indebtedness for borrowed money of the Company or any of its Subsidiaries (excluding any equipment leases involving aggregate annual payments of less than Fifty Thousand Dollars ($50,000.00) per lease);

(v)         any non-competition agreement or any other agreement or obligation which limits or purports to limit in any respect the manner in which, or the localities in which, the business of the Company or any of its Subsidiaries may be conducted;

(vi)        any legal entity in the nature of a partnership or joint venture, or a material strategic alliance (or any Contract substantially similar to any of the foregoing);

(vii)       any Contract which could prohibit or materially delay the consummation of the transactions contemplated by this Agreement;

(viii)      any Contract that involves, or to the Knowledge of the Company is likely to involve, aggregate annual payments to or from the Company or any of its Subsidiaries of Fifty Thousand Dollars ($50,000.00) (excluding any Contract with customers of the Company or its Subsidiaries or any Contract governing an investment made in accordance with the Investment Policy (as defined in Section 4.1(b)(ix) )); or

(ix)         any material Contract with any present director or executive officer of the Company or any of its Subsidiaries or any stockholder who owns or controls ten percent (10%) or more of the Company’s voting stock.

(b)           Schedule . Section 2.14(b) of the Company Disclosure Letter sets forth a list of all Company Material Contracts to which the Company or any of its Subsidiaries is a party or by which any of them is bound by as of the date hereof.

(c)           No Breach . All Company Material Contracts are valid and in full force and effect except to the extent they have previously expired in accordance with their terms or if the failure to be in full force and effect, individually or in the aggregate, would not be material to the Company. Neither the Company nor any of its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time or both would constitute a default under the provisions of, any Company Material Contract, except in each case for those violations and defaults which, individually or in the aggregate, would not be material to the Company. Neither the Company nor any of its Subsidiaries has received any written notice from any other party to any Company Material Contract that it intends to terminate or not renew such Company Material Contract. To the Company’s Knowledge, no such other party is in violation, breach or default of any Company Material Contract.

2.15          Disclosure . The Proxy Statement (as defined in Section 5.1 ) shall not, at the date the Proxy Statement (or any amendment or supplement thereto) is first mailed to the stockholders of the Company, at the time of the Stockholders’ Meeting (as defined in Section 5.2 ) and as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for the Stockholders’ Meeting which shall have become false or misleading. The Proxy Statement will comply in all material respects with the provisions of the Exchange Act and the rules and regulations promulgated by the SEC thereunder. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein about CEP supplied by CEP or any of CEP’s representatives for inclusion or incorporation by reference in the Proxy Statement.

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2.16          Board Approval . The Board of Directors of the Company has (i) at a meeting duly called and held on or prior to the date hereof determined that this Agreement and the transactions contemplated hereby are advisable and fair to, and are in the best interest of the Company and its stockholders and declared the Merger to be advisable, (ii) approved and adopted this Agreement and the transactions contemplated hereby, including the Merger and the Stockholder Agreements and the transactions contemplated thereby, which approval constitutes approval under Section IC 23-1-42-1 et seq. of the Indiana Business Corporation Law such that the Merger, this Agreement and the other transactions contemplated hereby, are not and shall not be subject to any restriction pursuant to Section IC 23-1-43-1 et seq. of the Indiana Business Corporation Law, (iii) resolved to make the Recommendation (as defined in Section 5.2(b) ), subject to the right of the Board of Directors of the Company to withhold, withdraw, amend, change or modify the Recommendation in accordance with Section 5.3(d) , and (iv) directed that this Agreement and the Merger be submitted to the stockholders of the Company for approval.

2.17          Fairness Opinion . The Company’s Board of Directors intends to obtain an opinion dated as of the date of this Agreement, to the effect that, as of such date, the Merger Consideration, including the Per Share Amount, is fair from a financial point of view to the holders of outstanding shares of the Company Preferred Stock and the Company Common Stock.

2.18          Rights Plan . The Company has no stockholder rights plan, rights agreement, or any other instrument in the nature of a “poison pill” that would otherwise be triggered upon or applicable to the execution or delivery of this Agreement or the Stockholder Agreements, the consummation of the Merger pursuant to this Agreement or the consummation of any other transactions contemplated hereby.

2.19          Takeover Statutes . In connection with CEP’s offer and acquisition statement delivered to the Company’s Board of Directors, together with the Board’s approval and recommendation thereof to the Company’s shareholders, the Board of Directors of the Company has taken all actions such that this Agreement and the transactions contemplated hereby and the Stockholder Agreements and the transactions contemplated thereby, are not and will not be subject to any restrictions under Section IC 23-1-42-1 et seq. of the Indiana Business Corporation Law. No other state takeover statute or similar statute or regulation applies to or purports to apply to the Merger, the Stockholder Agreements or the transactions contemplated hereby or thereby.

2.20          Vote Required . The only vote of the holders of any class or series of capital stock of the Company necessary to approve and adopt this Agreement and approve the Merger is the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock.

2.21          Real Estate .

(a)           Ownership of Premises . The Company does not own any real property.

(b)           Leased Properties . Section 2.21(b) of the Company Disclosure Letter is a true, correct and complete schedule of all leases, subleases, licenses and other agreements (collectively, the “Real Property Leases”) under which the Company uses or occupies or has the right to use or occupy, now or in the future, any real property (the land, buildings and other improvements covered by the Real Property Leases being herein called the “Leased Real Property”). The Company has heretofore delivered to CEP true, correct and complete copies of all Real Property Leases (including all modifications, amendments and supplements). There is no material uncured default by the Company as tenant under any of the Real Property Leases or, to the best of the Company’s Knowledge, by the landlord thereunder. The Company holds the leasehold estate under and interest in each Real Property Lease free and clear of all Liens, other than for Liens for taxes not yet due and payable. None of the Leased Real Property is subleased or sublicensed to any other person or entity.

(c)           Entire Premises . All of the material land, buildings, structures and other improvements used by the Company in the conduct of its business are included in the Leased Real Property.

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2.22          Customers . Section 2.22 of the Company Disclosure Letter sets forth a list of (i) the top ten (10) customers of the Company and its Subsidiaries (established using the projected annualized value per customer based on revenue for the three (3) month period ended February 29, 2012, (ii) for each such customer, the amount of the dollar volume established using the projected annualized value per customer based on revenue for the three (3) month period ended February 29, 2012, and (iii) confirmation of whether a written agreement (other than periodic purchase orders) exists between the Company or any of its Subsidiaries and each such customer and the effective date of each such written agreement. To the Knowledge of the Company, as of the date hereof, no Person listed on Section 2.22 of the Company Disclosure Letter within the last twelve months has canceled or otherwise terminated the relationship of such Person with the Company or any of its Subsidiaries or has given written notice that it intends to cancel or otherwise terminate the relationship of such Person with the Company or any of its Subsidiaries.

2.23          Trust Funds .

(a)           Trust Tax Funds . All Trust Tax Funds amounts have been recorded in the books and records maintained by the Company or its Subsidiaries on behalf of their customers in a manner that allows the Company to separately account for each customer’s Trust Tax Funds (the “Tax Accounts”). To the Knowledge of the Company, the Company and its Subsidiaries have paid in a timely manner to the applicable Tax authorities all amounts that are required to be paid to such authorities on behalf of their customers in respect of all taxable periods then ended, except in the event that any failure to pay such amount to such authorities was (i) caused solely by the refusal or inability of the customer to pay such amount to the Company and its Subsidiaries, (ii) caused solely by the failure of the customer to provide accurate data to the Company and its Subsidiaries or (iii) in the ordinary course of business. To the Knowledge of the Company, the Company and its Subsidiaries have timely filed with the applicable Tax authorities all Tax Returns that are required to be filed in connection with the Trust Tax Funds held in the Tax Accounts, except in the event that any failure to timely file such Tax Returns with such authorities was (i) caused solely by the failure of the customer to provide in a timely manner the information necessary to make such filings or (ii) in the ordinary course of business. The aggregate Assumed Customer Tax Obligations are equal to the sum of (i) the aggregate amount of Trust Tax Funds held in the Tax Accounts plus (ii) the relevant portion of Tax Account Receivables (as defined in Section 5.13 ), if any, with the exception of the realized loss in value of a financial instrument described in Section 2.23 of the Company Disclosure Letter of which corporate funds will ultimately be transferred into the Tax Account to remedy the differential. “Trust Tax Funds” shall mean, with respect to any date, all federal and state payroll, social security, Medicare, unemployment and other trust Taxes held in Tax Accounts that were (i) withheld by the Company or its Subsidiaries from the payroll of employees of, or otherwise collected from, the Company’s or its Subsidiaries’ customers in connection with the payroll processing and tax filing services of the Company and its Subsidiaries prior to such date and (ii) not yet remitted to the applicable Tax authorities as of such date. “Assumed Customer Tax Obligations” shall mean with respect to any date, obligations of the Company and/or its Subsidiaries as of such date (i) to remit to the Tax authorities on behalf of the Company’s or its Subsidiaries’ customers after such date all federal and state payroll, social security, Medicare, unemployment and other trust Taxes that are required to be paid and (ii) to refund to the Company’s or its Subsidiaries’ customers after such date any Trust Tax Funds over-impounded from such customers by the Company and/or its Subsidiaries, in each case, in connection with the payroll processing and tax filing services performed by the Company and/or its Subsidiaries prior to such date; provided that , for purposes hereof, the Company and/or its Subsidiaries shall only be regarded as having such an obligation if, and to the extent that, a customer has paid, or Trust Tax Funds have been over-impounded by, the Company and/or its Subsidiaries in respect thereof prior to such date. To the Company’s Knowledge, set forth on Section 2.23 of the Company Disclosure Letter, is a true and correct list as of December 31, 2011, of penalties and interest relating to assessments with respect to payroll Tax Returns filed on behalf of the clients of the Company or its Subsidiaries which, at the time the Company received notice of such assessments, were deemed individually to represent potential exposure to the Company and its Subsidiaries, or their clients, in excess of Two Hundred Fifty Thousand Dollars ($250,000.00).

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(b)           Trust Non-Tax Funds . All Trust Non-Tax Funds amounts have been held in segregated non-tax accounts maintained by the Company or its Subsidiaries on behalf of their customers (the “Non-Tax Accounts”). Such amounts are not commingled with funds of the Company or its Subsidiaries and no amounts have been paid out of such accounts other than (i) payments to the applicable regulatory authorities of such withheld amounts on behalf of such customers or to authorized recipients or (ii) payments returning any such amounts (or any portion of such amounts) to such customers. To the Knowledge of the Company, the Company and its Subsidiaries have paid in a timely manner to the applicable regulatory authorities (or authorized recipients) all amounts that are required to be paid to such authorities (or authorized recipients) on behalf of customers in respect of all payroll periods then ended, except in the event that any failure to pay such amount to such authorities (or authorized recipients) was (i) caused solely by the refusal or inability of the customer to pay such amount to the Company and its Subsidiaries, (ii) caused solely by the failure of the customer to provide accurate data to the Company and its Subsidiaries or (iii) in the ordinary course of business. To the Knowledge of the Company, the Company and its Subsidiaries have timely filed with the applicable regulatory authorities or authorized recipients all filings, if any, that are required to be filed in connection with the Trust Non-Tax Funds held in the Non-Tax Accounts, except in the event that any failure to timely file such filings with such authorities was (i) caused solely by the failure of the customer to provide in a timely manner the information necessary to make such filings or (ii) in the ordinary course of business. The aggregate Assumed Customer Non-Tax Obligations are equal to the sum of (i) the aggregate amount of Trust Non-Tax Funds held in the Non-Tax Accounts plus (ii) the relevant portion of Trust Account Receivables, if any. “Trust Non-Tax Funds” shall mean, with respect to any date, (a) all customers’ employees’ net pay (in connection with direct deposit services or check services) and (b) all workers’ compensation or other insurance premiums or contributions (whether on behalf of the employer or employee) to 401(k) or other similar investment plans that were withheld by the Company or its Subsidiaries from the payroll of employees of, or otherwise collected from, the Company’s or its Subsidiaries’ customers in connection with the payroll processing services of the Company and its Subsidiaries prior to such date, which in each case, were not yet remitted to the applicable regulatory authorities or other authorized recipients as of such date and are held in Non-Tax Accounts. “Assumed Customer Non-Tax Obligations” shall mean with respect to any date, obligations of the Company and/or its Subsidiaries as of such date (i) to remit to the applicable regulatory authorities or other authorized recipients on behalf of the Company’s or its Subsidiaries’ customers after such date all workers’ compensation or other insurance premiums or contributions (whether on behalf of employer or employee) to 401(k) or other similar investment plans or customers’ employees’ net pay (in connection with direct deposit services or check services) that are required to be paid and (ii) to refund to the Company’s or its Subsidiaries’ customers after such date any Trust Non-Tax Funds over-impounded from such customers by the Company and/or its Subsidiaries, in each case, in connection with the payroll processing services performed by the Company and/or its Subsidiaries prior to such date; provided that , for purposes hereof, the Company and/or its Subsidiaries shall only be regarded as having such an obligation if, and to the extent that, a customer has paid, or Trust Non-Tax Funds have been over-impounded by, the Company and/or its Subsidiaries in respect thereof prior to such date.

2.24          Investment Policy . The Company is, in all material respects, in compliance with the terms of the Investment Policy.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES OF CEP AND MERGER SUB

CEP and Merger Sub represent and warrant to the Company, except as otherwise set forth in writing in appropriately corresponding sections of the disclosure letter supplied by CEP and Merger Sub to the Company dated as of the date hereof (the “CEP Disclosure Letter”), as follows:

3.1            Organization; Standing and Power; Charter Documents; Subsidiaries .

(a)           Organization; Standing and Power . Each of CEP and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as now being conducted, except where the failure to be so organized, existing and in good standing would not have a Material Adverse Effect on CEP.

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ANNEX A

(b)           Charter Documents . CEP has delivered or made available to the Company (i) a true and correct copy of the Charter and Bylaws of CEP and of Merger Sub, each as amended to date (collectively, the “CEP and Merger Sub Charter Documents”). The CEP and Merger Sub Charter Documents and are in full force and effect, neither CEP nor Merger Sub is in violation of any of the provisions of the CEP and Merger Sub Charter Documents.

3.2            Authority; Non-Contravention; Necessary Consents .

(a)           Authority . Each of CEP and Merger Sub has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby has been duly authorized by all necessary corporate action on the part of CEP and Merger Sub and no other corporate proceedings on the part of CEP or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby, subject only, with respect to the Merger, to the filing of the Certificate of Merger pursuant to Tennessee Law. This Agreement has been duly executed and delivered by CEP and Merger Sub and, assuming due execution and delivery by the Company, constitutes the valid and binding obligation of CEP and Merger Sub, enforceable against CEP and Merger Sub in accordance with its terms.

(b)           Non-Contravention . The execution and delivery of this Agreement by CEP and Merger Sub does not, and performance of this Agreement by CEP and Merger Sub will not: (i) conflict with or violate the CEP and Merger Sub Charter Documents, (ii) subject to compliance with the requirements set forth in Section 3.2(c) , conflict with or violate any material Legal Requirement applicable to CEP or Merger Sub or by which CEP or Merger Sub or any of its properties is bound or affected, or (iii) result in any material breach of or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or impair CEP’s rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a material Lien on any of the material properties or assets of CEP or Merger Sub pursuant to, any material Contract to which CEP or Merger Sub is a party or by which CEP or Merger Sub or any of its properties are bound or affected, in each case, except as would not individually or in the aggregate, have a material adverse effect on the ability of CEP or Merger Sub to consummate the transactions contemplated hereby.

(c)           Necessary Consents . No consent, approval, order or authorization of, or registration, declaration or filing with any Governmental Entity is required to be obtained or made by CEP in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, except for (i) the Necessary Consents and (ii) such other consents, authorizations, filings, approvals and registrations which if not obtained or made would not be material to CEP, Merger Sub, or the Company or materially adversely affect the ability of the parties hereto to consummate the transactions contemplated hereby within the time frame in which such transactions would otherwise be consummated in the absence of the need for such consent, approval, order, authorization, registration, declaration or filings.

3.3            Brokers’ and Finders’ Fees . CEP has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

3.4            Disclosure . None of the information supplied or to be supplied by or on behalf of CEP or Merger Sub for inclusion or incorporation by reference in the Proxy Statement, will, at the time the Proxy Statement is first mailed to the stockholders of the Company, at the time of the Stockholders’ Meeting or as of the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with expect to the solicitation of proxies for the Stockholders’ Meeting which shall have become false or misleading.

3.5            Board Approval . The Board of Directors of CEP has, by resolutions duly adopted by at a meeting of the CEP’s Directors duly called and held and not subsequently rescinded or modified in any way (the “CEP Board Approval”) has duly approved this Agreement.

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ANNEX A

3.6            Available Funds . CEP has or will have available to it, and will make available to Merger Sub, all funds necessary to satisfy all of CEP’s and Merger Sub’s obligations under this Agreement.

ARTICLE 4.
CONDUCT PRIOR TO THE EFFECTIVE TIME

4.1            Conduct of Business of the Company .

(a)           Ordinary Course . During the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (except (i) as permitted by the terms of this Agreement, (ii) as disclosed in Section 4.1 of the Company Disclosure Letter, or (iii) to the extent that CEP shall otherwise consent in writing (which consent shall not be unreasonably delayed), carry on the business of the Company and its Subsidiaries, including but not limited to its Investment Policy in all material respects, in the ordinary course, consistent with past practice, and shall use their commercially reasonable efforts to preserve intact their business, organization and relationships with third parties and to keep available the services of their officers and employees.

(b)           Required Consent . In addition, without limiting the generality of Section 4.1(a) , except as permitted by the terms of this Agreement, and except as provided in Section 4.1 of the Company Disclosure Letter, without the prior written consent of CEP (which consent shall not be unreasonably delayed), during the period from the date hereof and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, the Company shall not do any of the following, and shall not permit its Subsidiaries to do any of the following:

(i)          Enter into any new line of business material to it and its Subsidiaries taken as a whole;

(ii)         Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, other than, the declaration and payment of cash distributions with respect to Company Preferred Stock payable to the holders of Company Preferred Stock in accordance with the requirements thereof set forth in the Company Charter Documents;

(iii)        Purchase, redeem or otherwise acquire, directly or indirectly, any shares of its capital stock or the capital stock of its Subsidiaries, except repurchases of unvested shares at cost in connection with the termination of the Company’s or any of its Subsidiary’s relationship with any service provider (as referred to in the Company Option Plans) pursuant to stock option or purchase agreements in effect on the date hereof or entered into in compliance with this Agreement;

(iv)        Issue, deliver, sell, authorize, pledge or otherwise encumber any shares of capital stock, Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or subscriptions, rights, warrants or options to acquire any shares of capital stock or Voting Debt or any securities convertible into shares of capital stock or Voting Debt, or enter into other agreements or commitments of any character obligating it to issue any such securities or rights;

(v)         Cause, permit or propose any amendments to the Company Charter Documents or any of the Subsidiary Charter Documents of its Subsidiaries;

(vi)        Acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any Person or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to its business;

(vii)       Enter into any joint ventures, strategic partnerships or alliances that are material to any of its divisions or business units;

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ANNEX A

(viii)      Except as previously disclosed in the Company SEC Reports prior to the date hereof, sell, lease, license, mortgage or otherwise encumber or dispose of any properties or assets which are material, individually or in the aggregate, to its business, except in the ordinary course of business consistent with past practice;

(ix)         Make any loans, advances or capital contributions to, or investments in, any other Person, other than: (A) loans or investments by it or a Subsidiary of it to or in it or any wholly-owned Subsidiary of it, (B) employee loans or advances made in the ordinary course of business consistent with past practice and not to exceed Twenty Thousand Dollars ($20,000.00) in the aggregate, (C) investments by it or a Subsidiary of it in any other Person (i) in the ordinary course of business consistent with past practice and not to exceed Five Hundred Thousand Dollars ($500,000.00) in the aggregate ( provided that none of such transactions referred to in this clause (C)(i) presents a material risk of delaying the Merger or making it more difficult to obtain any Necessary Consent) or (ii) pursuant to the terms of and in accordance with any investment policy adopted by the Company’s Board of Directors (which, if any, shall be identified in Section 4.1(b)(ix) of the Company Disclosure Letter);

(x)          Except as required by GAAP or the SEC as concurred in by its independent auditors, make any material change in its methods or principles of accounting since the date of the Company Balance Sheet;

(xi)         Make or change any material Tax election or adopt or change a Tax accounting method;

(xii)        Settle, pay, discharge or satisfy any material claim (including any Tax claim), action, suit, investigation, audit or proceeding involving money damages, except (A) in the ordinary course of business (B) to the extent subject to reserves existing as of the date hereof in accordance with GAAP, (C) amounts outside the ordinary course of business not to exceed Three Hundred Fifty Thousand Dollars ($350,000.00) in the aggregate or (D) engaging in any such activities on behalf of customers of the Company or its Subsidiaries that result in payments only by such customers, and, except as permitted by subsections (A), (B) or (C), do not result in any payment obligation or other liability of the Company or any of its Subsidiaries;

(xiii)       Except as required by Legal Requirements, this Agreement or Contracts currently binding on the Company or its Subsidiaries, adopt or amend any Plan, Company Purchase Plans, Company Stock Option Plan or Other Options, or enter into any new, or amend any existing employment, severance, consulting, salary continuation or other similar Contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business with employees who are terminable “at will”), pay any special bonus or special remuneration (cash, equity or otherwise) to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants except (x) payment of bonuses or increases in salaries or wage rates or fringe benefits to non-officer employees in the ordinary course of business consistent with past practice or (y) payments made to Company employees pursuant to Company retention plans in amounts not to exceed the amounts set forth in Section 4.1 of the Company Disclosure Letter;

(xiv)      Enter into any Contract the effect of which would be to grant to a third party any actual or potential right of license to any material Intellectual Property owned by CEP or any of its Subsidiaries;

(xv)       Incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of another Person or enter into any arrangement having the economic effect of any of the foregoing, except for borrowings under its line of credit for working capital purposes and the endorsement of checks in the normal course of business consistent with past practice or make any loans, advances or capital contributions to, or investments in, any other Person, other than to the Company or any direct or indirect wholly owned Subsidiary of the Company and other than travel and entertainment advances to employees in the ordinary course of business consistent with past practice;

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ANNEX A

(xvi)      Adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or reorganization;

(xvii)     Engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company’s or its Subsidiaries’ affiliates, including, without limitation, any transactions, agreements, arrangements or understandings with any affiliate or other Person covered under Item 404 of SEC Regulation S-K that would be required to be disclosed under such Item 404;

(xviii)    Do or permit any licensee or sublicensee thereof to do any act or knowingly omit to do any act whereby any Company Intellectual Property may become invalidated, abandoned or dedicated to the public domain;

(xix)       Make any commitment or enter into, or amend, modify, or terminate, or waive any rights under any Company Material Contract; or

(xx)        Agree in writing or otherwise to take any of the actions described in (i) through (xix) above.

(c)           Taxes . During the period from the date of this Agreement to the Effective Time, the Company and its Subsidiaries shall:

(i)          prepare, in the ordinary course of business and consistent with past practice (except as otherwise required by law), and timely file all Tax Returns required to be filed by it (or them) on or before the Closing Date (“Post Signing Returns”);

(ii)         deliver to CEP drafts of the Company’s fiscal year ended June 30, 2012 Tax Return prior to the date (including extensions) on which such Tax Return is required to be filed (if the Merger has not yet occurred by such date); and

(iii)        promptly notify CEP of any material federal, state, local or foreign income or franchise and any other suit, claim, action, investigation, proceeding or audit pending against or with respect to the Company or any of its Subsidiaries in respect of any Tax matter, including (without limitation) Tax liabilities and refund claims.

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ANNEX A

ARTICLE 5.
ADDITIONAL AGREEMENTS

5.1            Proxy Statement . Promptly after execution and delivery of this Agreement, the Company shall prepare and shall file with the SEC as soon as is practicable a preliminary Proxy Statement, together with a form of proxy, with respect to the Stockholders’ Meeting at which the stockholders of the Company will be asked to vote upon and approve this Agreement and the Merger and shall use reasonable efforts to have the Proxy Statement and form of proxy cleared by the SEC as promptly as practicable, and promptly thereafter shall mail the definitive Proxy Statement and form of proxy to stockholders of the Company. The term “Proxy Statement” shall mean such proxy or information statement and all amendments or supplements thereto, if any, similarly filed and mailed. CEP will provide the Company with any information that may be required in order to effectuate the preparation and filing of the Proxy Statement pursuant to this Section 5.1 . The Company will provide CEP and its counsel with a reasonable opportunity to review the Proxy Statement prior to its filing. The Company will respond to, and provide CEP and its counsel with a reasonable opportunity to participate in the response of the Company to, any comments from the SEC and will notify CEP promptly upon the receipt of any comments from the SEC in connection with the filing of, or amendments or supplements to, the Proxy Statement. Whenever any event occurs which is required to be set forth in an amendment or supplement to the Proxy Statement, the Company or CEP, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the SEC and/or mailing to stockholders of the Company such amendment or supplement. Each of CEP and the Company shall cooperate and the Company shall provide CEP (and its counsel) with a reasonable opportunity to review and comment on the Proxy Statement and on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and will provide CEP with a copy of all such filings made with the SEC. The information provided and to be provided by CEP, Merger Sub, and the Company, respectively, for use in Proxy Statement shall, on the date the Proxy Statement is first mailed to the Company’s stockholders, on the date of the Stockholders’ Meeting and as of the Effective Time, not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make such information, in light of the circumstances under which it was provided, not misleading, and the Company, CEP and Merger Sub each agree to correct any information provided by it for use in the Proxy Statement which shall have become false or misleading in any material respect. The Proxy Statement shall comply as to form in all material respects with all applicable requirements of federal securities laws.

5.2            Meetings of Stockholders; Board Recommendation .

(a)           Meeting of Stockholders . Promptly after the execution of this Agreement, the Company will take all action necessary in accordance with Tennessee Law and its Certificate of Incorporation and Bylaws to call, hold and convene a meeting of its stockholders to consider the adoption and approval of this Agreement and approval of the Merger (the “Stockholders’ Meeting”) as soon as practicable after the date hereof. Subject to Section 5.3(d) , the Company will use reasonable efforts to solicit from its stockholders proxies in favor of the adoption and approval of this Agreement and the approval of the Merger, and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by Tennessee Law to obtain such approval. Notwithstanding anything to the contrary contained in this Agreement, the Company may adjourn or postpone its Stockholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy Statement is provided to its stockholders in advance of a vote on the Merger and this Agreement or, if as of the time for which the Stockholders’ Meeting is originally scheduled (as set forth in the Proxy Statement) there are insufficient shares of Company Common Stock or Company Preferred Stock represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Stockholders’ Meeting.

(b)           Board Recommendation . Except to the extent expressly permitted by Section 5.3(d) : (i) the Board of Directors of the Company shall recommend that its stockholders vote in favor of the adoption and approval of this Agreement and approval of the Merger (the “Recommendation”), at the Stockholders’ Meetings, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of the Company has recommended that the Company’s stockholders vote in favor of adoption and approval of this Agreement and approval of the Merger at the Stockholders’ Meeting, and (iii) neither the Board of Directors of the Company nor any committee thereof shall withdraw, amend or modify, or propose or resolve to withdraw, amend or modify in a manner adverse to CEP, the Recommendation.

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ANNEX A

5.3            Acquisition Proposals .

(a)           No Solicitation . The Company agrees that neither it nor any of its Subsidiaries nor any of their respective officers, directors, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries), and any party to a Stockholder Agreement shall, and that the Company shall use reasonable efforts to cause its and its Subsidiaries’ other employees and affiliates not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, knowingly facilitate or induce any inquiry with respect to, or the making, submission or announcement of, any Acquisition Proposal (as defined in Section 5.3(f) ) with respect to itself, (ii) participate or engage in any discussions or negotiations regarding, or furnish to any Person any nonpublic information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal with respect to itself, (iii) approve, endorse or recommend any Acquisition Proposal with respect to itself (except to the extent specifically permitted pursuant to Section 5.3(d) ), or (iv) enter into any letter of intent or similar document or any Contract or commitment contemplating or otherwise relating to any Acquisition Proposal or transaction contemplated thereby with respect to itself. The Company and its Subsidiaries and any of their respective officers, directors, agents and representatives (including any investment banker, attorney or accountant retained by it or any of its Subsidiaries), and any party to a Stockholder Agreement will immediately cease, and the Company shall use reasonable efforts to cause its and its Subsidiaries’ other employees and affiliates to cease, any and all existing activities, discussions or negotiations with any third parties (other than CEP, Merger Sub, and their representatives) conducted heretofore with respect to any Acquisition Proposal with respect to itself.

(b)           Notification of Unsolicited Acquisition Proposals . As promptly as practicable and in any event within one (1) business day after receipt of any Acquisition Proposal or any request for nonpublic information or inquiry which the Company reasonably believes would lead to an Acquisition Proposal the Company shall provide CEP with oral and written notice of the material terms and conditions of such Acquisition Proposal, request or inquiry, and the identity of the Person or group making any such Acquisition Proposal, request or inquiry. The Company shall, upon receipt of an Acquisition Proposal, request or inquiry, provide CEP as promptly as practicable oral and written notice setting forth the terms of any material amendments or proposed material amendments of any such Acquisition Proposal, request or inquiry.

(c)           Superior Offers . Notwithstanding anything to the contrary contained in Section 5.3(a) , in the event that, prior to the adoption and approval of this Agreement and the Merger by the required vote of the stockholders of the Company, the Company receives an unsolicited, bona fide written Acquisition Proposal with respect to itself from a third party that its Board of Directors has in good faith concluded (after consultation with its outside legal counsel and its financial advisor), is, or is reasonably likely to result in, a Superior Offer (as defined in Section 5.3(f) ) and the Company has complied in full with all its obligations under Section 5.3(a) in connection with such Acquisition Proposal, it may then take the following actions:

(i)          Furnish nonpublic information to the third party making such Acquisition Proposal, provided that (A) (1) concurrently with furnishing any such nonpublic information to such party, it gives CEP written notice of its intention to furnish nonpublic information and (2) it receives from the third party an executed confidentiality agreement in substantially the form of the Confidentiality Agreement (as defined in Section 5.4 ) prior to taking any action under clause (1) above and (B) contemporaneously with furnishing any such nonpublic information to such third party, it furnishes such nonpublic information to CEP (to the extent such nonpublic information has not been previously so furnished);

(ii)         Engage in negotiations with the third party with respect to the Acquisition Proposal, provided that concurrently with entering into negotiations with such third party, it gives CEP oral and written notice of the its intention to enter into negotiations with such third party; and

(iii)        Approve or recommend, or propose to approve or recommend, any Superior Offer and enter into any agreement with respect thereto; provided, in each such case, that the Company has terminated this Agreement pursuant to Section 7.1(g) . Nothing in this Section 5.3(c) shall relieve the Company from its obligation to comply with Section 5.3(b) .

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ANNEX A

(d)           Changes of Recommendation . The Board of Directors of the Company may not withhold, withdraw, amend or modify the Recommendation (any of the foregoing actions, whether by a Board of Directors or a committee thereof, a “Change of Recommendation”), unless, prior to the adoption and approval of this Agreement and the Merger by the required vote of the stockholders of the Company, the Board of Directors has concluded in good faith, after consultation with its outside legal counsel, that such Change of Recommendation is required by its fiduciary obligations to its stockholders under Indiana Law.

(e)           Compliance with Tender Offer Rules . Nothing contained in this Agreement shall prohibit either party or its respective Board of Directors from taking and disclosing to its stockholders a position contemplated by Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act.

(f)           Certain Definitions . For purposes of this Agreement, the following terms shall have the following meanings:

(i)          “Acquisition Proposal,” with respect to a party, shall mean any offer or proposal or public announcement of a proposal or plan, relating to any transaction or series of related transactions involving: (A) any purchase from such party or acquisition by any Person or “group” (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) of more than a fifteen percent (15%) interest in the total outstanding voting securities of such party or any of its Subsidiaries, directly or indirectly, or any tender offer or exchange offer that if consummated would result in any Person or group beneficially owning fifteen percent (15%) or more of the total outstanding voting securities of such party or any of its Subsidiaries, directly or indirectly, or any merger, consolidation, business combination or similar transaction involving such party or any of its Subsidiaries, (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of more than fifteen percent (15%) of the assets of such party (including its Subsidiaries taken as a whole), directly or indirectly, or (C) any liquidation or dissolution of such party; and

(ii)         “Superior Offer,” with respect to a party, shall mean an unsolicited, bona fide written offer made by a third party to acquire, directly or indirectly, pursuant to a tender offer, exchange offer, merger, consolidation or other business combination, all or substantially all of the assets of such party or a majority of the total outstanding voting securities of such party and as a result of which the stockholders of such party immediately preceding such transaction would hold less than fifty percent (50%) of the equity interests in the surviving or resulting entity of such transaction or any direct or indirect CEP or subsidiary thereof, on terms that the Board of Directors of such party has in good faith concluded (after consultation with its outside legal counsel and its financial adviser) (i) to be more favorable from a financial point of view, to such party’s stockholders (in their capacities as stockholders) than the terms provided pursuant to this Agreement, (ii) the conditions to the consummation of which are reasonably capable of being satisfied and (iii) financing for which, to the extent required, is then committed or in the good faith judgment of the Board of Directors of the Company (after consultation with its independent financial advisors) reasonably available.

5.4            Confidentiality; Access to Information .

(a)           Confidentiality . The parties acknowledge that the Company and CEP have previously executed a Mutual Non-Disclosure Agreement dated January 19, 2012 (the “Confidentiality Agreement”), which Confidentiality Agreement will continue in full force and effect in accordance with its terms and CEP will hold, and will cause its directors, officers, employees, agents and advisors (including attorneys, accountants, consultants, bankers and financial advisors) to hold, any Evaluation Material (as defined in the Confidentiality Agreement) confidential in accordance with the terms of the Confidentiality Agreement.

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ANNEX A

(b)           Access to Information . The Company will afford CEP’s accountants, counsel and other representatives reasonable access during normal business hours to its properties, books, records and personnel during the period prior to the Effective Time to obtain all information concerning its business, including the status of product development efforts, properties, results of operations and personnel, as CEP or its representatives may reasonably request, and, during such period, upon request by CEP, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to CEP a copy of any report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws; provided , however , that the Company may restrict the foregoing access to the extent that any law, treaty, rule or regulation of any Governmental Entity applicable to the Company requires the Company or its Subsidiaries to restrict or prohibit access to any such properties or information.

5.5            Public Disclosure . Neither the Company, CEP nor any of their respective affiliates shall issue or cause the publication of any press release or other public announcement with respect to the this Agreement or the other transactions contemplated hereby without the prior written consent of the other party, except as may be required by law or by any listing agreement with, or the policies of, a national securities exchange in which circumstance reasonable efforts to consult with the other party will still be required to the extent practicable.

5.6            Regulatory Filings; Reasonable Best Efforts .

(a)           Regulatory Filings . Each of CEP, Merger Sub, and the Company shall coordinate and cooperate with one another and shall each use reasonable best efforts to comply with, and shall each refrain from taking any action that would impede compliance with, all Legal Requirements, and as promptly as practicable after the date hereof, each of CEP, Merger Sub, and the Company shall make all filings, notices, petitions, statements, registrations, submissions of information, application or submission of other documents required by any Governmental Entity in connection with the Merger and the other transactions contemplated hereby, including, without limitation: (i) Notification and Report Forms with the United States Federal Trade Commission (the “FTC”) and the Antitrust Division of the United States Department of Justice (“DOJ”) as required by the HSR Act, (ii) any other filing necessary to obtain any Necessary Consent, (iii) filings under any other comparable pre-merger notification forms required by the merger notification or control laws of any applicable jurisdiction, as agreed by the parties hereto, and (iv) any filings required under the Securities Act, the Exchange Act, any applicable state or securities or “blue sky” laws and the securities laws of any foreign country, or any other Legal Requirement relating to the Merger. Each of CEP, Merger Sub, and the Company shall comply as promptly as practicable with any request for additional information, documents or other materials received by such party hereto or any of its Subsidiaries or affiliates from any Governmental Entity. Each of CEP and the Company will cause all documents that it is responsible for filing with any Governmental Entity under this Section 5.6(a) to comply in all material respects with all applicable Legal Requirements.

(b)           Exchange Of Information . CEP, Merger Sub, and the Company each shall promptly supply the other with any information which may be required in order to effectuate any filings or application pursuant to Section 5.6(a) . Except where prohibited by applicable Legal Requirements, and subject to the Confidentiality Agreement, each of the Company and CEP shall consult with outside counsel to the other prior to taking a position with respect to any such filing, shall permit outside counsel to the other to review and discuss in advance, and consider in good faith the views of the other in connection with any analyses, appearances, presentations, memoranda, briefs, white papers, arguments, opinions and proposals before making or submitting any of the foregoing to any Governmental Entity by or on behalf of any party hereto in connection with any investigations or proceedings in connection with this Agreement, the Merger or the other transactions contemplated hereby (including under any antitrust or fair trade Legal Requirement), coordinate with outside counsel to the other in preparing and exchanging such information and promptly provide outside counsel to the other with copies of all filings, presentations or submissions (and a summary of any oral presentations) made by such party to any Governmental Entity in connection with this Agreement, the Merger or the other transactions contemplated hereby, provided that with respect to any such filing, presentation or submission, each of CEP and the Company need not supply outside counsel to the other with copies (or in case of oral presentations, a summary) to the extent that any law, treaty, rule or regulation of any Governmental Entity applicable to such party requires such party or its Subsidiaries to restrict or prohibit access to any such properties or information.

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ANNEX A

(c)           Notification . Each of CEP, Merger Sub, and the Company will notify the other promptly upon the receipt of: (i) any comments from any officials of any Governmental Entity in connection with any filings made pursuant hereto and (ii) any request by any officials of any Governmental Entity for amendments or supplements to any filings made pursuant to, or information provided to comply in all material respects with, any Legal Requirements. Whenever any event occurs that is required to be set forth in an amendment or supplement to any filing made pursuant to Section 5.6(a) , CEP, Merger Sub, or the Company, as the case may be, will promptly inform the other of such occurrence and cooperate in filing with the applicable Governmental Entity such amendment or supplement.

(d)           Reasonable Best Efforts . Subject to the express provisions of Section 5.2 and Section 5.3 hereof and upon the terms and subject to the conditions set forth herein, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including using reasonable best efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article 6 to be satisfied, (ii) the obtaining of all necessary actions or non-actions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, including all Necessary Consents, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed, and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, the Company and its Board of Directors shall, if any takeover statute or similar Legal Requirement is or becomes applicable to this Agreement or any of the transactions contemplated by this Agreement, use reasonable best efforts to ensure that the transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such Legal Requirement on this Agreement and the transactions contemplated hereby.

(e)           Limitation On Divestiture . Notwithstanding anything in this Agreement to the contrary, nothing contained in this Agreement shall be deemed to require CEP or the Company or any Subsidiary or affiliate thereof to take or agree to take any Action of Material Divestiture (as defined below) which would be reasonably likely to materially adversely impact the benefits expected to be derived by CEP and its Subsidiaries (on a combined basis with the Company and its Subsidiaries) as a result of the transactions contemplated hereby or would be reasonably likely to materially adversely affect CEP and its Subsidiaries (on a combined basis with the Company and its Subsidiaries) following the Merger. For purposes of this Agreement, an “Action Of Material Divestiture” shall mean executing or carrying out agreements or submitting to Legal Requirements providing for a material license, material sale or other material disposition of any assets or categories of assets that are material to the combined business of CEP’s employer services business and the Company or the holding separate of Company capital stock or imposing or seeking to impose any material limitation on the ability of CEP, the Company or any of their respective Subsidiaries to own such assets or to acquire, hold or exercise full rights of ownership of the Company’s business or on the ability of CEP to conduct the combined business of CEP’s employer services business and the Company.

5.7            Notification of Certain Matters . The Company shall give prompt notice to CEP shall give prompt notice to the Company, of any representation or warranty made by it contained in this Agreement becoming untrue or inaccurate or any failure of the Company, Merger Sub, or CEP, as the case may be, to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, such that, (A) in the case of the Company, the conditions set forth in Section 6.2(a) or Section 6.2(b) would not be satisfied or (B) in the case of CEP or Merger Sub, the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied; provided , however , that the delivery of any notice pursuant to this Section 5.7 shall not limit or otherwise affect the remedies available hereunder to any of the parties sending or receiving such notice.

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ANNEX A

5.8            Third-Party Consents . As soon as practicable following the date hereof, CEP and the Company will each use reasonable efforts to obtain (i) all Necessary Consents and (ii) all consents, waivers and approvals under any Company Material Contract as may be required to be obtained in connection with the Merger.

5.9           [Reserved].

5.10          Indemnification .

(a)           Indemnity . From and after the Effective Time, CEP will, and will cause the Surviving Corporation to, fulfill and honor in all respects the obligations of the Company pursuant to any indemnification and exculpation provisions in favor of the current or former directors or officers of the Company (the “Indemnified Parties”) under the Certificate of Incorporation or Bylaws of the Company and any agreement between an Indemnified Party and the Company or a Subsidiary of the Company as in effect as of the date hereof that is listed in Section 5.10(a) of the Company Disclosure Letter. The Certificate of Incorporation and Bylaws of the Surviving Corporation will contain provisions with respect to exculpation and indemnification that are at least as favorable to the Indemnified Parties as those contained in the Certificate of Incorporation and Bylaws of the Company as in effect on the date hereof, which provisions will not be amended, repealed or otherwise modified for a period of six years from the Effective Time in any manner that would adversely affect the rights thereunder of individuals who at any time prior to the Effective Time were directors, officers, employees or agents of the Company, unless such modification is required by law.

(b)           Insurance . For a period of three (3) years after the Effective Time, CEP will cause the Surviving Corporation to maintain in effect a policy of directors’ and officers’ liability insurance substantially the same as such policy maintained by the Company covering those persons (but only those persons) who are currently covered by such policies immediately prior to the Effective Time; provided , however , that in no event will the Surviving Corporation be required to pay an annual premium on such insurance policy that is greater than two hundred percent (200%) of the annual premium currently payable by the Company for such coverage and provided , further , that notwithstanding the foregoing, in the event such coverage is no longer available (or is only available for an amount in excess of two hundred percent (200%) of the annual premium currently paid by the Company for such coverage) CEP shall nevertheless be obligated to provide such coverage as may be obtained for such two hundred percent (200%) amount. CEP may, however, satisfy its obligations under the first sentence of this Section 5.10(b) by purchasing a “tail” policy under the Company’s existing directors’ and officers’ insurance policy which (i) has an effective term of three (3) years from the Effective Time, (ii) covers those persons (but only those persons) who are currently covered by the Company’s directors’ and officers’ insurance policy in effect as of the date hereof, and (iii) contains terms and conditions (including, coverage amounts) which are no less advantageous that those contained in the terms and conditions of the Company directors’ and officers’ insurance policies in effect as of the date hereof. The Company shall take all actions necessary or advisable under its existing directors’ and officers’ insurance policy to permit CEP to satisfy its obligations hereunder, including but not limited to triggering any “tail” policy.

(c)           Third-Party Beneficiaries . This Section 5.10 is intended to be for the benefit of, and shall be enforceable by the Indemnified Parties and their heirs and personal representatives and shall be binding on CEP and the Surviving Corporation and its successors and assigns. In the event CEP or the Surviving Corporation or its successor or assign (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in each case, proper provision shall be made so that the successor and assign of CEP or the Surviving Corporation, as the case may be, honor the obligations set forth with respect to CEP or the Surviving Corporation, as the case may be, in this Section 5.10 .

5.11          Section 16 Matters . Prior to the Effective Time, CEP and the Company shall take all such steps as may be required (to the extent permitted under applicable law) to cause any dispositions of Company Common Stock (including derivative securities with respect to Company Common Stock) or acquisitions of CEP Common Stock (including derivative securities with respect to CEP Common Stock) resulting from the transactions contemplated by Article 1 of this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company to be exempt under Rule 16b-3 promulgated under the Exchange Act.

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ANNEX A

5.12          Merger Sub Compliance . CEP shall cause Merger Sub to comply with all of Merger Sub’s respective obligations under or relating to this Agreement. Merger Sub shall not engage in any business which is not in connection with the Merger or other transactions contemplated hereby.

5.13          Tax Account And Non-Tax Account Reconciliation Report And Related Data . If and when requested by CEP, the Company shall deliver to CEP, in a form reasonably acceptable to CEP, (A) (i) a Tax Account Reconciliation Report as of December 31, 2011 and (ii) a statement of the Assumed Customer Tax Obligations, Tax Trust Funds, Tax Account Receivables (shown in aggregate, as well as by aging category, e.g., 30 to 90 days, 91 to 180, 181 to 360, and one year or older) and the Tax Fund Investment Portfolio (showing market value adjustments) balances, each as of December 31, 2011, for each customer of the Company or its Subsidiaries and (B) a Non-Tax Bank Account Reconciliation Report as of December 31, 2011. “Tax Account Reconciliation Report” shall mean a reconciliation report comparing the aggregate amounts of the Tax Trust Funds and Tax Account Receivables to the Assumed Customer Tax Obligations for each customer. “Non-Tax Bank Account Reconciliation Report” shall mean a report demonstrating the reconciliation of the cash disbursement ledger to the Company’s bank accounts, including the COBRA account(s), the flexible spending account(s) (FSA), the health and welfare account(s) (H&W) and payroll check accounts. “Tax Account Receivables” shall mean, with respect to any date, any amounts owed to the Company or its Subsidiaries by its customers as of such date relating to previously assumed and fulfilled Assumed Customer Tax Obligations, including, but not limited to, (i) rejected Collection Items in Transit, (ii) items payable to the Company or its Subsidiaries by its customers for reimbursement of overdeposits by Tax authorities (for which the customer has received earlier credit or upon which it has relinquished any claim) or (iii) any other amounts owed to the Company or its Subsidiaries by customers for the past funding of bona fide Assumed Customer Tax Obligations. A “Collection Item In Transit” shall mean a pre-approved electronic impound from a customer’s bank account that was processed via an automated clearing house network or reverse wire transfer initiated through the Company’s or its Subsidiaries’ banks but that is not yet settled. “Tax Fund Investment Portfolio” shall mean that portion of the Tax Trust Funds invested in bonds, securities, mutual funds, and other non-cash financial instruments.

ARTICLE 6.
CONDITIONS TO THE MERGER

6.1            Conditions to the Obligations of Each Party to Effect the Merger . The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

(a)           Stockholder Approval . This Agreement shall have been approved and adopted, and the Merger shall have been duly approved, by the requisite vote under applicable law, by the stockholders of the Company.

(b)           No Order . No Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any Legal Requirement (whether temporary, preliminary or permanent) which (i) is in effect and (ii) has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided , however , that prior to invoking this condition, the party so invoking this condition shall have complied with its obligations under Section 5.6 .

(c)           Securities Matters . All securities regulatory matters relating to the Company’s obligations under the Securities Exchange Act of 1934, as well as its obligations under the applicable listing requirements of the New York Stock Exchange/AMEX, relating to the transactions contemplated hereby shall have been resolved.

(d)           Necessary Consents . All Necessary Consents required to execute, deliver and perform this Agreement and to consummate the Merger shall have been obtained or made.

6.2            Additional Conditions to the Obligations of CEP and Merger Sub . The obligations of CEP and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by CEP:

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ANNEX A

(a)           Representations and Warranties . The representations and warranties of the Company contained in Article 2 of the Agreement (A) that are qualified by the phrase “Material Adverse Effect” shall each be true and correct in all respects and (B) that are not so qualified shall be true and correct in all respects, in the case of (A) and (B) as of the date of this Agreement and as of the Effective Time with the same force and effect as if made as of such date, except (i) with respect to (B) any such representations and warranties in each case, or in the aggregate with other representations and warranties that are not qualified by the phrase “Material Adverse Effect”, as does not constitute a Material Adverse Effect on the Company; (ii) for changes contemplated by this Agreement; and (iii) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject, if applicable, to the Material Adverse Effect on the Company limitation set forth in the preceding clause (i)) as of such particular date) (it being understood that, for purposes of determining the accuracy of the representations and warranties described in (B), all materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded) CEP shall have received a certificate to such effect signed on behalf of the Company by an authorized senior executive officer of the Company.

(b)           Agreements and Covenants . The Company has performed or complied in all material respects with the covenants, obligations and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing Date. CEP and Merger Sub shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized senior executive officer of the Company.

(c)           Litigation Matters . There shall not have been any suit or proceeding by any Governmental Entity against CEP, the Company, Merger Sub, or any of their respective Subsidiaries, that would result in CEP being required to take any action described in Section 5.6(e) .

(d)           Funding . The commitment to CEP and Merger Sub by a commercial lender (or any other source arranged by CEP) to provide certain funding in connection with the Merger and in connection with certain transactions between CEP and Carter M. Fortune (which commitment was obtained by CEP immediately prior to entering into this Agreement with the Company) shall continue to be in force and effect, and lender shall be prepared, willing, and able to fully fund such transactions thereunder and hereunder contemporaneously with the Closing Date.

(e)           Certain Other Agreements with Carter M. Fortune . The other commitments and agreements between CEP and/or Merger Sub with Carter M. Fortune (and/or his successors and assigns) and certain of his affiliates, which were entered into in connection with the Merger, shall continue to be in force and effect.

(f)           Reduction of Record Holders of Company Common Stock . There shall not have occurred such activity with respect to the record holders of Company Common Stock that would cause Surviving Corporation to have greater than 300 record holders of the common stock of Surviving Corporation or that would otherwise prevent Surviving Corporation from suspending its reporting obligations under the Securities Exchange Act of 1934.

6.3            Additional Conditions to the Obligations of the Company . The obligation of the Company to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the Company:

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ANNEX A

(a)           Representations and Warranties . The representations and warranties of CEP contained in Article 3 hereof (A) that are qualified by the phrase “Material Adverse Effect” shall each be true and correct in all respects and (B) that are not so qualified shall be true and correct in all respects, in the case of (A) and (B) as of the date of this Agreement and as of the Effective Time with the same force and effect as if made as of such date, except (i) with respect to (B) any such representations and warranties in each case, or in the aggregate with other representations and warranties that are not qualified by the phrase “Material Adverse Effect”, as does not constitute a Material Adverse Effect on CEP; (ii) for changes contemplated by this Agreement; and (iii) for those representations and warranties which address matters only as of a particular date (which representations shall have been true and correct (subject, if applicable, to the Material Adverse Effect on CEP limitation set forth in the preceding clause (i)) as of such particular date) (it being understood that, for purposes of determining the accuracy of the representations and warranties described in (B), all materiality qualifications and other qualifications based on the word “material” contained in such representations and warranties shall be disregarded). The Company shall have received a certificate with respect to the foregoing signed on behalf of CEP, with respect to the representations and warranties of CEP, by an authorized senior executive officer of CEP and a certificate with respect to the foregoing signed on behalf of Merger Sub, with respect to the representations and warranties of Merger Sub, by an authorized officer of Merger Sub.

(b)           Agreements and Covenants . CEP and Merger Sub shall have performed or complied in all material respects with the covenants, obligations and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing Date. The Company shall have received a certificate with respect to the foregoing signed on behalf of CEP, with respect to the covenants of CEP, by an authorized senior executive officer of CEP and a certificate with respect to the foregoing signed on behalf of Merger Sub, with respect to the covenants of Merger Sub, by an authorized officer of Merger Sub.

ARTICLE 7.
TERMINATION, AMENDMENT AND WAIVER

7.1            Termination . This Agreement may be terminated at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, and except as provided below, whether before or after the requisite approval of the stockholders of the Company:

(a)          by mutual written consent duly authorized by the Boards of Directors of CEP and the Company;

(b)          by either CEP or the Company, if the Merger shall not have been consummated on or before June 30, 2012 (which date shall be automatically extended to December 31, 2012, in the event that Company and CEP shall not have obtained all regulatory consents by June 30, 2012) (the “End Date”); provided , however , that the right to terminate this Agreement pursuant to this Section 7.1(b) shall not be available to any party whose action or failure to act has been the principal cause of or resulted in the failure of the Merger to occur on or before the End Date, and such action or failure to act constitutes a material breach of this Agreement;

(c)          (i) by either the Company or CEP if any court of competent jurisdiction or other Government Entity shall have issued an order, decree, or ruling enjoining or otherwise prohibiting the transaction contemplated by this Agreement and such order, decree or ruling shall have become final and non-appealable (unless such order, decree, or ruling has been withdrawn, reversed, or otherwise made inapplicable); or (ii) by the Company if any litigation or proceeding is pending before any court of competent jurisdiction or has been threatened to be instituted by any Person or governmental body, which in the good faith judgment of the Board of Directors of the Company is reasonably likely to result in an order, decree, or ruling enjoining, prohibiting, seeking substantial damages in respect of, or impairing the benefits of the transactions contemplated by this Agreement;

(d)          by CEP (at any time prior to the adoption and approval of this Agreement and the Merger by the required vote of the stockholders of the Company) if a Triggering Event (as defined below in this Section 7.1 ) with respect to the Company shall have occurred;

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ANNEX A

(e)          by the Company by written notice to CEP, upon a breach of any representation, warranty, covenant or agreement on the part of CEP or Merger Sub set forth in this Agreement, or if any representation or warranty of CEP or Merger Sub shall have become untrue or inaccurate, which untruths, inaccuracies or breach would give rise to the failure of a condition set forth in Section 6.3(a) or 6.3(b) ; provided that if such untruth or inaccuracy in CEP’s or Merger Sub’s representations and warranties or breach by CEP or Merger Sub is curable by CEP or Merger Sub prior to the End Date through the exercise of reasonable efforts, then the Company may not terminate this Agreement under this Section 7.1(e) prior to such End Date, provided that CEP continues to exercise reasonable efforts to cure such untruthfulness, inaccuracy or breach through the End Date (it being understood that the Company may not terminate this Agreement pursuant to this paragraph (e) if it shall have materially breached this Agreement or if such untruthfulness, inaccuracy or breach by CEP or Merger Sub is cured prior to the End Date);

(f)          by CEP by written notice to the Company, upon a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become untrue or inaccurate, which untruths, inaccuracies or breach would give rise to the failure of a condition set forth in Section 6.2(a) or 6.2(b) provided that if such untruth or inaccuracy in the Company’s representations and warranties or breach by the Company is curable by the Company prior to the End Date through the exercise of reasonable efforts, then CEP may not terminate this Agreement under this Section 7.1(f) prior to the End Date, provided that the Company continues to exercise reasonable efforts to cure such untruthfulness, inaccuracy or breach through the End Date (it being understood that CEP may not terminate this Agreement pursuant to this paragraph (f) if it shall have materially breached this Agreement or if such untruthfulness, inaccuracy or breach by the Company is cured prior to the End Date);

(g)          by the Company, if the Company receives a Superior Offer; provided that , (i) the Company shall have notified CEP in writing prior to terminating this Agreement pursuant to this Section 7.1(g) that the Company has received a Superior Offer and intends to terminate this Agreement pursuant to this Section 7.1(g) , attaching the most current version of such Superior Offer to such notice, (ii) the Company shall have afforded CEP the reasonable opportunity to make a revised offer (including by negotiating the terms of such offer with CEP) and CEP shall not have made, within three (3) business days after receipt of the Company’s written notice of its intention to terminate this Agreement pursuant to this Section 7.1(g) , an offer that the Board of Directors of the Company determines in good faith to be more favorable to the Company’s stockholders than such Superior Offer and (iii) the Company shall simultaneously with its termination hereunder make all payments required by Section 7.3(b) ; and

(h)          by either the Company or CEP if the required approval of the stockholders of the Company contemplated by this Agreement shall not have been obtained by reason of the failure to obtain the required vote at a meeting of the Company stockholders duly convened therefore or at any adjournment thereof; provided , however , that the right to terminate this Agreement under this Section 7.1(h) shall not be available to the Company where the failure to obtain the Company stockholder approval shall have been caused by the action or failure to act of the Company and such action or failure to act constitutes a material breach by the Company of this Agreement.

For the purposes of this Agreement, a “Triggering Event,” with respect to the Company, shall be deemed to have occurred if: (i) its Board of Directors or any committee thereof shall for any reason have withdrawn or shall have amended or modified in a manner adverse to CEP the Recommendation, (ii) it shall have failed to include the Recommendation in the Proxy Statement, (iii) its Board of Directors or any committee thereof shall have approved or recommended any Acquisition Proposal, or (iv) a tender or exchange offer relating to its securities shall have been commenced by a Person unaffiliated with the Company and it shall not have sent to its securityholders pursuant to Rule 14e-2 promulgated under the Securities Act, within ten (10) business days after such tender or exchange offer is first published, sent or given, a statement disclosing that the Board of Directors of the Company recommends rejection of such tender or exchange offer.

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ANNEX A

7.2            Notice of Termination; Effect of Termination . Except as otherwise set forth in Section 7.1(g) , any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party hereto. In the event of the termination of this Agreement as provided in Section 7.1 , this Agreement shall be of no further force or effect, except (i) as set forth in Section 5.4(a) , this Section 7.2 , Section 7.3 and Article 8 , each of which shall survive the termination of this Agreement and (ii) nothing herein shall relieve any party from liability for any willful breach of this Agreement. No termination of this Agreement shall affect the obligations of the parties contained in the Confidentiality Agreement, all of which obligations shall survive termination of this Agreement in accordance with their terms.

7.3            Fees and Expenses .

(a)           General . Except as set forth in this Section 7.3 , all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated.

(b)           Payments .

(i)           Payment by the Company . In the event that this Agreement is terminated by CEP or the Company, as applicable, pursuant to Section 7.1(d) or (g) the Company shall promptly, but (except as set forth in Section 7.1(g) ) in no event later than (A) thirty (30) business days after the date of such termination, or (B) the date of closing by the Company of the transaction that is the subject of the Triggering Event (if such closing occurs), whichever of (A) or (B) is earlier, pay CEP a fee equal to Five Hundred Thousand and No/100 Dollars ($500,000.00) in immediately available funds.

(ii)          Interest and Costs; Other Remedies . Each of CEP and the Company acknowledges that the agreements contained in this Section 7.3(b) are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, CEP and the Company would not enter into this Agreement; accordingly, if the Company fails to pay in a timely manner the amounts due pursuant to Section 7.3(b) , and, in order to obtain such payment, CEP makes a claim that results in a judgment against the Company for the amounts set forth in Section 7.3(b) , the Company shall pay to CEP its reasonable costs and expenses (including reasonable attorneys’ fees and expenses) in connection with such suit, together with interest on the amounts set forth in Section 7.3(b) , at the prime rate of large U.S. Money Center Commercial Banks published in the WallStreet Journal , in effect on the date such payment was required to be made. Payment of the fees described in this Section 7.3(b) shall not be in lieu of damages incurred in the event of breach of this Agreement.

7.4            Amendment . Subject to applicable law, this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, provided , after any such approval, no amendment shall be made which by law or in accordance with the rules of any relevant stock exchange requires further approval by such stockholders without such further stockholder approval. This Agreement may not be amended except by execution of an instrument in writing signed on behalf of each of CEP. Merger Sub, and the Company.

7.5            Extension; Waiver . At any time prior to the Effective Time either party hereto, by action taken or authorized by their respective Board of Directors, may, to the extent legally allowed: (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto, and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

34

ANNEX A

ARTICLE 8.
GENERAL PROVISIONS

8.1            Non-Survival of Representations and Warranties . The representations and warranties of the Company, CEP, and Merger Sub contained in this Agreement, or any instrument delivered pursuant to this Agreement, shall terminate at the Effective Time, and only the covenants or agreements that by their terms survive the Effective Time and this Article 8 shall survive the Effective Time.

8.2            Notices . All notices and other communications hereunder shall be in writing and shall be deemed duly given (i) on the date of delivery if delivered personally, (ii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) of transmission by telecopy or telefacsimile, or (iii) on the date of confirmation of receipt (or, the first business day following such receipt if the date is not a business day) if delivered by a nationally recognized courier service. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

(a)          If to CEP or Merger Sub, to:

CEP, Inc.

Attention: Tena Mayberry, President

c/o Bone McAllester Norton PLLC

511 Union Street, Suite 1600

Nashville, Tennessee 37219

Facsimile No.: (615) 238-6301

with a copy to:

Bone McAllester Norton PLLC

Attention: Charles W. Bone, Esq.

and Trace Blankenship, Esq.

511 Union Street, Suite 1600

Nashville, Tennessee 37219

Facsimile No.: (615) 238-6301

(b)          if to Company, to:

Fortune Industries, Inc.

Attention: Corporate Secretary and General Counsel

6402 Corporate Dr.

Indianapolis, IN 46278

Facsimile No.: (317) 532-1011

with a copy to:

Bose McKinney & Evans LLP

Attention: Jeffrey B. Bailey, Esq.

111 Monument Circle, Suite 2700

Indianapolis, IN 46204

Facsimile No.: (317) 684-5173

35

ANNEX A

8.3            Interpretation; Knowledge .

(a)          When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a section of this Agreement unless otherwise indicated. For purposes of this Agreement, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.” The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to “the business of” an entity, such reference shall be deemed to include the business of all such entity and its Subsidiaries, taken as a whole.

(b)          For purposes of this Agreement, the term “knowledge” means, with respect to a party hereto, with respect to any matter in question, that any of the Chief Executive Officer, Chief Financial Officer, division and subsidiary executive officers, General Counsel, and/or any member of the Board of Directors, has actual knowledge of such matter.

(c)          For purposes of this Agreement, the term “material adverse effect,” when used in connection with an entity, means any change, event, violation, inaccuracy, circumstance or effect (any such item, an “Effect”) that is materially adverse to the business, properties, assets, financial condition or results of operations of such entity taken as a whole with its Subsidiaries (or, if such entity is the Company, the Company taken as a whole with its Subsidiaries or CEP taken as a whole with its Subsidiaries); provided , however , that, in no event shall any of the following be deemed to constitute, nor shall any of the following be taken into account in determining whether there has been or will be, a Material Adverse Effect on any entity: (A) any Effect resulting from compliance with the terms and conditions of this Agreement, (B) any Effect resulting from the announcement or pendency of the Merger (including, without limitation, any (x) actions by clients or competitors, (y) loss of personnel or clients, or (z) the delay or cancellation of orders for services and products), (C) any change in such entity’s stock price or trading volume, (D) any failure by such entity to meet revenue or earnings projections, (E) any Effect that results from changes affecting any of the industries in which such entity operates generally or the United States economy generally, (F) any Effect that results from changes affecting general worldwide economic or capital market conditions, (G) in the case of the Company only, any Effect that results from investments in any other Person made in accordance with the Company’s Investment Policy, (H) any Effect that results from changes in laws after the date hereof, or (I) any Effect resulting from an outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism.

(d)          For purposes of this Agreement, the term “Person” shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

(e)          For the purposes of this Agreement, the parties hereto acknowledge that the Company’s Chief Executive Officer and Chief Financial Officer (neither of which are directors of the Company) are officers and directors of CEP and Merger Sub, and the parties agree that, to the extent that either of such Chief Executive Officer or Chief Financial Officer has actual knowledge of any matter that is the subject of the Company’s representations and warranties herein, neither of them shall use such actual knowledge to the detriment of the Company with respect to the remedies of CEP and Merger Sub as to breaches of the Company’s representations and warranties hereunder.

8.4            Counterparts . This Agreement may be executed in two or more counterparts and multiple signature pages, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts (with multiple signature pages) have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart (or signature page).

36

ANNEX A

8.5            Entire Agreement; Third-Party Beneficiaries . This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Letter and the CEP Disclosure Letter (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement and (ii) are not intended to confer upon any other Person any rights or remedies hereunder, except as specifically provided, following the Effective Time, in Section 5.10 .

8.6            Severability . In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the greatest extent possible, the economic, business and other purposes of such void or unenforceable provision.

8.7            Other Remedies; Specific Performance .

(a)           Other Remedies . Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.

(b)           Specific Performance . It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

8.8            Governing Law; Jurisdiction . This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof. Each party hereby (a) irrevocably and unconditionally submits to the exclusive jurisdiction of the state courts of the State of Tennessee or of the U. S. District Court for the Middle District of Tennessee, with respect to all actions and proceedings arising out of or relating to this Agreement and the transaction contemplated hereby, (b) agrees that all claims with respect to any such action or proceeding shall be heard and determined in such courts and agrees not to commence an action or proceeding relating to this Agreement or the transactions contemplated hereby except in such courts, (c) irrevocably and unconditionally waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby and irrevocably and unconditionally waives the defense of an inconvenient forum, (d) consents to service of process upon him, her or it by mailing or delivering such service to the address set forth in Section 8.2 hereof, and (e) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

8.9            Rules of Construction . The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

8.10          Assignment . No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided , however , that CEP and/or Merger Sub can assign any of their respective rights and obligations to any direct or indirect wholly-owned Subsidiary of CEP, but no such assignment shall relieve CEP or Merger Sub, as the case may be, of its obligations hereunder. Any purported assignment in violation of this Section 8.10 shall be void. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

37

ANNEX A

8.11          Waiver of Jury Trial . EACH OF CEP, MERGER SUB, AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF CEP, MERGER SUB, OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.

[Remainder of this page is intentionally blank.
Signature page follows.]

38

ANNEX A

[Signature Page of Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

CEP:

CEP, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

MERGER SUB:

CEP MERGER SUB, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

COMPANY:

FORTUNE INDUSTRIES, INC.

By:	/s/ Carter M. Fortune
Carter M. Fortune, Chairman

39

ANNEX A

EXHIBIT A

TO AGREEMENT AND PLAN OF MERGER

Shareholder Voting Agreement

ATTACHED TO PROXY STATEMENT AS ANNEX C

40

ANNEX A

FIRST AMENDMENT

TO AGREEMENT AND PLAN OF MERGER

THIS FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (“ Amendment ”) dated and made effective as of May 16, 2012 (the “ Amendment Effective Date ”), is made and entered into on the terms and conditions hereinafter set forth, by and among—

(i)          CEP, INC., a Tennessee corporation (“CEP”);

(ii)         CEP MERGER SUB, INC., a Tennessee corporation (“Merger Sub”); and

(iii)        FORTUNE INDUSTRIES, INC., an Indiana corporation (the “Company”).

Capitalized terms used but not otherwise defined herein have the same meanings as in the Merger Agreement (defined below).

RECITALS:

A.           CEP, Merger Sub, and Company entered into that certain Agreement and Plan of Merger dated as of March 26, 2012 (together with all amendments thereto, including this First Amendment, the “ Merger Agreement ”), pursuant to which the parties would enter into and consummate a Merger and certain related transactions.

B.           The parties desire to amend the Merger Agreement on the terms and conditions set forth herein.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Amendments to Merger Agreement .

(a)          Section 1.1 of the Merger Agreement is hereby amended and restated in its entirety as follows:

1.1            The Merger . At the Effective Time (as defined in Section 1.2 ) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the Tennessee Business Corporation Act (“Tennessee Law”) and the Indiana Business Corporation Law (“Indiana Law”), Merger Sub and be merged with and into Company (the “Merger”), the separate corporate existence of Merger Sub shall cease, and Company shall continue as the surviving corporation. Company, as the surviving corporation after the Merger, is hereinafter sometimes referred to as the “Surviving Corporation.”

(b)          Section 1.2 of the Merger Agreement is hereby amended such that the “Effective Time” shall mean the time of filing of a Certificate of Merger with the Indiana Secretary of State or such later time as may be agreed in writing by the Company and CEP and specified in the Certificate of Merger, notwithstanding that a Certificate of Merger may also be filed contemporaneously with the Tennessee Secretary of State.

41

ANNEX A

(c)          Section 1.4 of the Merger Agreement is hereby amended and restated in its entirety as follows:

1.4            Articles of Incorporation and Bylaws . At the Effective Time, the Articles of Incorporation of the Company (as in effect immediately prior to the Effective Time) shall be the Articles of Incorporation of the Surviving Corporation until thereafter amended in accordance with Indiana Law and as provided in such Articles of Incorporation. At the Effective Time, the Bylaws of Company (as in effect immediately prior to the Effective Time) shall be the Bylaws of the Surviving Corporation until thereafter amended in accordance with Indiana Law and as provided in such Bylaws.

(d)          The defined term “Tennessee Law” as it used and referred to in Sections 1.3, and 2.3 shall be amended to be deemed a reference to the defined term “Indiana Law” (as defined in Section 1.1 of this Amendment), and the law governing the Agreement as set forth in Section 8.8 shall now be the law of the State of Indiana without reference to its conflicts of law principles.

(e)          Section 1.6(b)(i) and Section 1.6(b)(ii) of the Merger Agreement are hereby amended such that each reference to “record holder” shall now be “record and beneficial holder.”

2.           Continued Effectiveness . Except as otherwise expressly provided herein, the Merger Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Merger Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import referring to the Merger Agreement shall mean the Merger Agreement as amended by this Amendment. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, and the parties acknowledge and agree that any reference in any of such items to the Agreement shall be sufficient to refer to the Agreement as amended hereby.

3.           Counterparts; Delivery by Facsimile Transmission . This Amendment may be executed by each party upon a separate copy or separate signature pages, and any combination of separate copies executed by all parties or including signature pages so executed will constitute a single counterpart of this Amendment. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument. It will not be necessary, in proving this Amendment in any proceeding, to produce or account for more than one counterpart of this Amendment.

4.           Miscellaneous . This Amendment shall be governed by and construed according to the laws of the State of Tennessee. The headings in this Amendment are for convenience of reference only and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof.

[Remainder of this page is intentionally blank.

Signature page follows.]

42

ANNEX A

[Signature Page to First Amendment to Agreement and Plan of Merger]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized respective officers effective as of the Amendment Effective Date.

CEP:

CEP, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

MERGER SUB:

CEP MERGER SUB, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

COMPANY:

FORTUNE INDUSTRIES, INC.

By:	/s/ Carter M. Fortune
Carter M. Fortune, Chairman

43

ANNEX B

March 23, 2012

Special Committee of the

Board of Directors for:

Fortune Industries, Inc.

6402 Corporate Drive

Indianapolis, Indiana 46278

RE:	Fairness Opinion for Fortune Industries, Inc. (“FFI” or “Company”) related to a potential merger transaction which would have financial implications for the common and preferred shareholders of FFI (the “Subject Transaction”).

To the Members of the Board of Directors and the Special Committee:

We have been engaged to provide you with an opinion as to the fairness of the Subject Transaction from a financial perspective. Our opinion is subject to the notes, assumptions and limiting conditions identified later in this letter.

On March 20, 2012 we presented our analysis to your group. The information contained in that presentation forms the basis of the opinions summarized in this letter. Collectively, this letter and the management presentation are referred to as the Deliverables. Company is permitted to use the Deliverables for regulatory disclosure purposes associated with the Subject Transaction (the “Stated Purpose”).

THE SUBJECT TRANSACTION

In summary, we understand that the Subject Transaction involves the following:

Step 1 - CEP Entity Formation and Funding:  Two new entities, CEP, Inc. and CEP Merger Sub, Inc. will be formed.  CEP Merger Sub, Inc. will be a wholly-owned subsidiary of CEP, Inc.  Tena Mayberry and Randy Butler will contribute their FFI common stock holdings to CEP, Inc. to obtain ownership in this new entity.

1

Fortune Industries, Inc. – Fairness Opinion

March 23, 2012

Step 2 - Carter Fortune Stock Transactions:  Carter Fortune, the current controlling shareholder, will also contribute his FFI shares in exchange for an ownership interest in CEP, Inc.  This contribution will occur at a discount relative to the exchange of Tena Mayberry and Randy Butler.  CEP, Inc. will pay Carter Fortune $6.0 million in cash - funded through debt obtained by CEP Merger Sub, Inc. – and will agree to pay another $6.3 million through the delivery of a subordinated promissory note in exchange for his preferred stock in FFI.  The promissory note will be secured by FFI stock held by CEP, Inc. pursuant to a subordinated pledge agreement subject to approval by CEP, Inc.’s senior lender.

Step 3 - FFI Merged With and Into CEP Merger Sub, Inc.:  Pursuant to FFI merging with and into CEP Merger Sub, Inc., common shares owned by Small-Block Holders of FFI will be converted into the right to receive cash at a price of $0.61 per share payable by the Surviving Corporation (Step 3a). FFI preferred shares held by CEP, Inc. will be converted to common shares of the Surviving Corporation on the basis of 146 common shares to each preferred share (Step 3b).  As used in this letter and the management presentation:

“Surviving Corporation” refers to the post-merger entity formed by FFI and CEP Merger Sub, Inc;

“Small-Block Holders” are those holding 500 or less common shares of the Surviving Corporation on the announcement date of the merger and continue to own 500 or less common shares through the effective date of the merger;

“Large-Block Holders” are shareholders that do not qualify as Small-Block Holders due to the size of their holdings.  The shares of Large-Block Holders shall be converted into an equivalent number of shares in the Surviving Corporation.

Step 4 - FFI Stock Awards to Senior FFI Management: After the merger is effective, common shares of the Surviving Corporation held by CEP, Inc. will be granted to certain members of the FFI management team.  These subsequent grants will not be provided to Tena Mayberry and Randy Butler who will retain majority control of CEP, Inc.

As a result of the Subject Transaction, the Surviving Corporation expects to have less than 300 shareholders, thus allowing it to cease being an SEC reporting company and cease being listed on the American Stock Exchange (“AMEX”).

2

Fortune Industries, Inc. – Fairness Opinion

March 23, 2012

I understand that completion of the Subject Transaction is contingent upon approval by the United Stated Securities and Exchange Commission (“SEC”) and others. Prior to the merger becoming effective, it is expected that the common shares of FFI will continue to trade on the AMEX following public announcement of the Subject Transaction and during the SEC comment period and any notice period to which FFI shareholders are entitled.

FAIRNESS CONSIDERATIONS

Given the nature of the Subject Transaction as summarized above, financial fairness was assessed from the perspective of:

-	Small-Block Holders of FFI whose shares will be converted into the right to receive $0.61 per share in cash;

-	Large-Block Holders of FFI that remain and receive one share in the Surviving Corporation for each share held in FFI.

Following announcement of the Subject Transaction, certain Large-Block Holders may chose to maintain their shares in FFI and exchange them for shares in the Surviving Corporation. However, other Large-Block Holders may choose to sell some or all of their shares following the public announcement of the Subject Transaction since FFI is expected to remain as an AMEX-listed company with continuing public market access for shareholders for some period of time prior to the merger becoming effective.

In assessing the issue of fairness for the Small-Block Holders of FFI common shares, we considered quantitative analysis based upon recent and historic market prices as compared to the proposed cash conversion price.

In assessing the issue of fairness for the Large-Block Holders of FFI common shares, we considered quantitative analysis based upon: prevailing industry valuation metrics; market values for common shares and appraised values for preferred shares; and present values based on expected future performance.

In addition, various factors associated with cost savings, risk mitigation, and capital structure improvement were also identified by management and included in our management presentation as fairness considerations.

3

Fortune Industries, Inc. – Fairness Opinion

March 23, 2012

NOTES, ASSUMPTIONS AND LIMITING CONDITIONS

1)	As a part of our analysis, we corresponded with Company management. These conversations provided important perspective to our understanding of the information reviewed and analyzed in the preparation of the Deliverables.

2)	In all cases, we have relied upon the referenced information without independent verification. Therefore, our analysis is dependent upon the information provided and its accuracy. A material change in critical information relied upon in this Report would be cause for a reassessment to determine the effect, if any, upon our conclusions.

3)	Some assumptions invariably will not materialize, and unanticipated events and circumstances may occur. Therefore, the actual performance in any areas forecasted/projected is expected to vary from the forecast/projection. These variances could be material. We do not express any form of assurance on the likelihood of achieving the forecast/projection or on the reasonableness of the used assumptions.

4)	Any public information, purchased private information and industry information are from sources we deem to be reliable; however, we make no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

5)	No opinion, counsel or interpretation is intended in matters that require legal, accounting or other appropriate professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources.

6)	The analyses, opinions, and conclusions presented apply to this engagement only and may not be used out of the context presented herein. The Deliverables are to be used for their Stated Purpose only.

7)	Although we have exerted considerable diligence and applied our best efforts in constructing the Deliverables, immaterial anomalies, if any, may arise. For instance, it is common for rounding differences to exist between hand-calculated values and values derived using spreadsheets. Our experience has been that such differences are typically minor and immaterial to the overall conclusion derived. As such, we are confident that such anomalies will not detract from our conclusions in a material manner.

8)	This analysis occurred on a non-advocacy basis. Our opinion is directed to the special committee in connection with its consideration of the Subject Transaction and does not constitute a recommendation to any shareholder as to how such shareholder should vote at any meeting of shareholders called to consider and vote on the Subject Transaction or the form of consideration such shareholder should elect in the Subject Transaction.

9)	The statements and opinions provided in the deliverables are given in good faith and in the belief that such statements are not false or misleading.

10)	We have no reason to believe that any material facts have been withheld from us, nor do we warrant that our investigation has revealed all of the matters in which an audit or more extensive examination might disclose.

4

Fortune Industries, Inc. – Fairness Opinion

March 23, 2012

11)	Our analysis reflects facts, conditions and forecasts existing as of the date of completion. Subsequent events have not been considered and we have no obligation to update our Deliverables to reflect such events and conditions.

12)	We do not purport to be a guarantor of value. Valuation is an imprecise science, with value being a question of fact. Reasonable people can differ in their estimates of value. Kraft Analytics, LLC is not liable for any use, reliance, financial applications, report distribution or other utilization of any kind, by any party not having written authorization from Kraft Analytics, LLC for uses outside of the Stated Purpose.

13)	An actual transaction in the shares may be completed at a value higher, lower or equal to the values considered herein. We make no guarantee of any kind with regard to the likely or ultimate amount that may result in any future transaction.

14)	None of the members or employees of Kraft Analytics, LLC have any present or contemplated future interest in Company or any other interest that might prevent us from performing an unbiased analysis. Furthermore, our compensation is not contingent on an action or event resulting from our analysis, opinions, or conclusions as identified in the Deliverables.

15)	Possession of the Deliverables does not carry with it the right of publication. The Deliverables may not be used for any purpose by any person other than the client to whom it is addressed without our written consent and, in any event, only with proper written qualifications and only in its entirety.

16)	Neither all nor any part of the contents of the Deliverables shall be disseminated to the public through advertising, public relations, news, sales, or other media without our prior written consent and approval.

17)	All work-product shall remain the exclusive property of Kraft Analytics, LLC.

18)	We assume no responsibility for any financial and tax reporting judgments which are appropriately those of you and/or others. You and/or others accept the responsibility for any related financial statement and tax reporting with respect to the properties encompassed by our work product.

19)	We may have relied upon and/or included in our report certain values derived from you and/or the reports/information provided by others (including other appraisers). We take no responsibility for such items.

5

Fortune Industries, Inc. – Fairness Opinion

March 23, 2012

CONCULSION

Based upon the foregoing, we have determined that the Subject Transaction is fair from a financial perspective to the:

-	Small-Block Holders of FFI whose shares will be converted into the right to receive $0.61 per share in cash in light of historical trading prices;

-	Large-Block Holders of FFI that remain and receive one share in the Surviving Corporation for each share held in FFI in light of the net economic benefit that results - and is expected to result - from the Subject Transaction.

Warmest Regards,

Glenn Perdue, MBA, AVA, CFFA, CLP

Managing Member

6

EXECUTION COPY

ANNEX C

SHAREHOLDER VOTING AGREEMENT

THIS SHAREHOLDER VOTING AGREEMENT, dated as of March 26, 2012, is by and among—

(i)          CEP, Inc., a Tennessee corporation (“CEP”), and

(ii)         the persons and/or entities identified on Schedule A hereof (each, a “Shareholder” and, collectively, the “Shareholders”).

RECITALS :

A.           Each Shareholder owns the number of shares of Common Stock, par value $0.10 per share (the “Common Stock”), of Fortune Industries, Inc., an Indiana corporation (the “Company”), set forth opposite such Shareholder’s name on Schedule A hereto (such shares of Common Stock, together with any other shares of capital stock of the Company acquired by any Shareholder after the date hereof and during the term of this Agreement (whether by purchase, assignment, conversion, or otherwise), being collectively referred to herein as the “Subject Shares”);

B.           Concurrently with the execution and delivery of this Agreement, CEP and the Company are entering into an Agreement and Plan of Merger (as the same may from time to time be modified, supplemented or restated, the “Merger Agreement”) providing for the merger of CEP with and into the Company (the “Merger”) upon the terms and subject to the conditions set forth therein; and

C.           As a condition and inducement to CEP’s willingness to enter into the Merger Agreement, the Shareholders desire to enter into this Agreement, pursuant to which the Shareholders are agreeing, among other things, to vote the Subject Shares in favor of the adoption of the Merger Agreement and to provide full cooperation to CEP and the Company in closing and completing the Merger.

AGREEMENTS :

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1.
REPRESENTATIONS AND WARRANTIES OF EACH SHAREHOLDER

Each Shareholder, severally and not jointly, represents and warrants to CEP as follows:

Section 1.1            Authority . Such Shareholder has all requisite power and authority or capacity, as the case may be, to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by such Shareholder and constitutes a valid and binding obligation of such Shareholder enforceable in accordance with its terms. If such Shareholder is married and the Subject Shares of such Shareholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding with respect to such Subject Shares, this Agreement has been duly executed and delivered by, and constitutes a valid and binding agreement of, such Shareholder’s spouse, enforceable against such spouse in accordance with its terms.

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ANNEX C

Section 1.2            No Conflicts; Required Filings and Consents .

(a)          Except as disclosed on Schedule 1.2(a) attached hereto and incorporated by reference herein, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof, will violate, conflict with or result in a breach, or constitute a default (with or without due notice or lapse of time or both) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the Subject Shares pursuant to any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to such Shareholder or to such Shareholder’s Subject Shares or other property or assets.

(b)          The execution and delivery of this Agreement by such Shareholder do not, and the performance of this Agreement by such Shareholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body (as defined in the Merger Agreement), except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by such Shareholder of any of his obligations under this Agreement.

Section 1.3            The Subject Shares . Except as disclosed on Schedule A hereto, such Shareholder is the record and beneficial owner of, and has good and marketable title to, the Subject Shares set forth opposite such Shareholder’s name on Schedule A hereto, free and clear of any mortgage, lien, pledge, charge, encumbrance, security interest or other adverse claim. Such Shareholder does not own, of record or beneficially, any shares of capital stock of the Company other than the Subject Shares set forth opposite such Shareholder’s name on Schedule A hereto. Except as disclosed on Schedule A hereto, such Shareholder has the sole right to vote, or to dispose, of such Subject Shares, and none of such Subject Shares is subject to any agreement, arrangement or restriction with respect to the voting of such Subject Shares, except as contemplated by this Agreement. There are no agreements or arrangements of any kind, contingent or otherwise, obligating such Shareholder to sell, transfer, assign, grant a participation interest in or option for, pledge, hypothecate or otherwise dispose or encumber (each, a “Transfer”), or cause to be Transferred, any of the Subject Shares, and no Person (as defined in the Merger Agreement) has any contractual or other right or obligation to purchase or otherwise acquire any of the Subject Shares. No Shareholder has appointed or granted any proxy, which appointment or grant is still effective, with respect to the Subject Shares.

Section 1.4            Reliance by CEP . Such Shareholder understands and acknowledges that CEP is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement and the representations, warranties, and agreements of such Shareholder herein.

Section 1.5            Litigation . There is no action, proceeding or investigation pending or threatened against such Shareholder that questions the validity of this Agreement or any action taken or to be taken by such Shareholder in connection with this Agreement.

Section 1.6            Finder’s Fees . No broker, investment bank, financial advisor or other person is entitled to any broker’s, finder’s, financial adviser’s or similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of such Shareholder.

ARTICLE 2.
REPRESENTATIONS AND WARRANTIES OF CEP

CEP represents and warrants to each of the Shareholders as follows:

Section 2.1            Authority . CEP has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by CEP and constitutes a valid and binding obligation of CEP enforceable in accordance with its terms.

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ANNEX C

Section 2.2            No Conflicts; Required Filings and Consents .

(a)          Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby and compliance with the terms hereof, will violate, conflict with or result in a breach, or constitute a default (with or without due notice or lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise, license, judgment, order, notice, decree, statute, law, ordinance, rule or regulation applicable to CEP or to CEP’s property or assets.

(b)          The execution and delivery of this Agreement by CEP does not, and the performance of this Agreement by CEP will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Body (as defined in the Merger Agreement), except for the filing by CEP of a Form 13D and such forms (if any) as may be later necessary to obtain consent for Company to de-register the Company as a reporting company to the U. S. Securities and Exchange Commission, except where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, prevent or materially delay the performance by CEP of any of its obligations under this Agreement.

ARTICLE 3.
VOTING OF SUBJECT SHARES

Section 3.1            Agreement to Vote . From the date hereof, and until the termination of this Agreement in accordance with Article V, each Shareholder, severally and not jointly, agrees as follows:

(a)          At any meeting of shareholders of the Company called to vote upon the Merger and the Merger Agreement or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval (including by written consent) with respect to the Merger Agreement, the Merger and any other transaction contemplated thereby is sought, each Shareholder shall vote (or cause to be voted) the Subject Shares in favor of the adoption by the Company of the Merger and the approval of the Merger Agreement and any actions required in furtherance thereof and each of the transactions contemplated by the Merger Agreement.

(b)          At any meeting of shareholders of the Company or at any adjournment thereof or in any other circumstances upon which a vote, consent or other approval of all or some of the shareholders of the Company is sought, each Shareholder shall vote (or cause to be voted) its Subject Shares against (i) any action or agreement that would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or which would reasonably be expected to result in any of the conditions to the Merger Agreement not being fulfilled, (ii) any merger agreement or merger (other than the Merger Agreement and the Merger), consolidation, combination, sale or transfer of a material amount of assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company, and (iii) any amendment of the Company’s certificate of incorporation or by-laws or other proposal or transaction involving the Company or any of its subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or change in any manner the voting rights of the Subject Shares other than in connection with the transactions contemplated by the Merger. Each Shareholder further agrees not to commit or agree to take any action inconsistent with the foregoing.

(c)          In addition, each Shareholder agrees that it will, upon request by CEP, furnish written confirmation, in form and substance reasonably acceptable to CEP, of such Shareholder’s vote in favor of the Merger Agreement and the Merger.

(d)           The parties acknowledge that, as of the date hereof, ___________ shares of the Subject Shares are pledged to and/or held by a commercial bank as collateral security for the payment and performance of certain indebtedness incurred by one or more Shareholders, but that Shareholders shall nonetheless be obligated to cause all such pledged shares to be in conformity, as of the Closing, with the agreements and covenants set forth in this Agreement that apply to the Subject Shares.

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ANNEX C

Section 3.2            Irrevocable Proxy . Each Shareholder hereby constitutes and appoints CEP with full power of substitution, as the proxy pursuant to the provisions of Section 48-17-203 of the Tennessee Business Corporation Act and attorney of such Shareholder, and hereby authorizes and empowers CEP to represent, vote and otherwise act (by voting at any meeting of the shareholders of the Company, by written consent in lieu thereof or otherwise) with respect to the Shares owned or held by such Shareholder regarding the matters referred to in Sections 3.1(a) and (b) until the termination of this Agreement, to the same extent and with the same effect as such Shareholder might or could do under applicable law, rules and regulations in the event that such Shareholder fails to satisfy its obligations under Sections 3.1(a) and (b). The proxy granted pursuant to the immediately preceding sentence is coupled with an interest, shall be irrevocable and shall survive death, disability, bankruptcy, or any other impediment of Shareholder. Each Shareholder hereby revokes any and all previous proxies or powers of attorney granted with respect to any of the Shares owned or held by such Shareholder regarding the matters referred to in Sections 3.1(a) and (b).

ARTICLE 4.
ADDITIONAL AGREEMENTS

Section 4.1            No Disposition or Encumbrance of Subject Shares . Except as provided in the next to the last sentence of this Section 4.1, each Shareholder agrees not to, directly or indirectly, (i) Transfer or enter into any agreement, option or other arrangement (including any profit sharing arrangement) with respect to the Transfer of, any Subject Shares to any Person, other than in accordance with the Merger Agreement or (ii) grant any proxies, deposit any Subject Shares into any voting trust or enter into any voting arrangement, whether by proxy, voting agreement or otherwise, with respect to the Subject Shares, other than pursuant to this Agreement. Subject to the next to the last sentence of this Section 4.1, each Shareholder further agrees not to commit or agree to take any of the foregoing actions. Notwithstanding the foregoing, each Shareholder shall have the right to Transfer its Subject Shares to a Permitted Transferee (as defined in this Section 4.1) of such Shareholder if and only if such Permitted Transferee shall have agreed in writing, in a manner reasonably acceptable in form and substance to CEP, (i) to accept such Subject Shares subject to the terms and conditions of this Agreement and (ii) to be bound by this Agreement and to agree and acknowledge that such Person shall constitute a Shareholder for all purposes of this Agreement. “Permitted Transferee” means, with respect to any Shareholder, (A) any other Shareholder, (B) a spouse or lineal descendant (whether natural or adopted), sibling, parent, heir, executor, administrator, testamentary trustee, lifetime trustee or legatee of such Shareholder, (C) any trust, the trustees of which include only the Persons named in clause (A) or (B) and the beneficiaries of which include only the Persons named in clause (A) or (B), or (D) any corporation, limited liability company or partnership, the shareholders, members or general or limited partners of which include only the Persons named in clause (A) or (B).

Section 4.2            Disclosure . Each of the Shareholders hereby permits CEP to publish and disclose in all documents and schedules filed with or furnished to the SEC in connection with the Merger, such Shareholder’s identity and ownership of the Subject Shares and the nature of such Shareholder’s commitments, arrangements and understandings under this Agreement.

Section 4.3            Reasonable Efforts . Each Shareholder shall use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement, and to carry out the intent and purposes of this Agreement.

ARTICLE 5.
TERMINATION

This Agreement shall terminate upon the earlier of (x) the Effective Time (as defined in the Merger Agreement) and (y) the termination of the Merger Agreement in accordance with its terms, except that a termination of this Agreement shall not relieve any party from liability for any breach hereof.

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ANNEX C

ARTICLE 6.
MISCELLANEOUS

Section 6.1            Additional Shares . In the event any Shareholder becomes the legal or beneficial owner of any additional shares or other securities of the Company (the “Additional Securities”), any securities into which such shares or securities may be converted or exchanged and any securities issued in replacement of, or as a dividend or distribution on, or otherwise in respect of, such shares or securities, then the terms of this Agreement shall apply to such securities. Each Shareholder agrees not to purchase or in any other manner acquire any Additional Securities, except for the purchase or other acquisition pursuant to Section 4.1 of Common Stock that is held by another Shareholder as of the date hereof.

Section 6.2            Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee, without giving effect to its principles or rules of conflicts of laws to the extent that such principles or rules would require or permit the application of the law of another jurisdiction except that the laws of the State of Indiana shall govern the enforceability and interpretation of Sections 3.1 and 3.2.

Section 6.3            Jurisdiction . Each of the parties hereto irrevocably and unconditionally (i) agrees that any legal suit, action or proceeding brought by any party hereto arising out of or based upon this Agreement or the transactions contemplated hereby may be brought in the Courts of the State of Tennessee or the United States District Court located within the Middle District of Tennessee (each, a “Tennessee Court”), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding brought in any Tennessee Court, and any claim that any such action or proceeding brought in any Tennessee Court has been brought in an inconvenient forum, and (iii) submits to the non-exclusive jurisdiction of Tennessee Courts in any suit, action or proceeding. Each of the parties agrees that a judgment in any suit, action or proceeding brought in an Tennessee Court shall be conclusive and binding upon it and may be enforced in any other courts to whose jurisdiction it is or may be subject, by suit upon such judgment.

Section 6.4            WAIVER OF JURY TRIAL . EACH OF THE PARTIES AGREES AND ACKNOWLEDGES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE BREACH, TERMINATION OR VALIDITY OF THIS AGREEMENT.

Section 6.5            Specific Performance . Each Shareholder acknowledges and agrees that (i) the obligations and agreements of such Shareholder contained in this Agreement relate to special, unique and extraordinary matters, (ii) CEP is and will be relying on such covenants in connection with entering into the Merger Agreement and the performance of its obligations under the Merger Agreement, and (iii) a violation of any of the terms of such Shareholder’s obligations or agreements will cause CEP irreparable injury for which adequate remedies are not available at law. Therefore, each Shareholder agrees that CEP shall be entitled to an injunction, restraining order or such other equitable relief (without the requirement to post bond) as a court of competent jurisdiction may deem necessary or appropriate to restrain such Shareholder from committing any violation of such covenants, obligations or agreements. These injunctive remedies are cumulative and in addition to any other rights and remedies CEP may have.

Section 6.6            Amendment, Waivers, etc. . Neither this Agreement nor any term hereof may be amended or otherwise modified other than by an instrument in writing signed by CEP and the Shareholders. No provision of this Agreement may be waived, discharged or terminated other than by an instrument in writing signed by the party against whom the enforcement of such waiver, discharge or termination is sought.

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ANNEX C

Section 6.7            Assignment; No Third Party Beneficiaries . This Agreement shall not be assignable or otherwise transferable by a party without the prior consent of the other parties, and any attempt to so assign or otherwise transfer this Agreement without such consent shall be void and of no effect; provided that (i) any Permitted Transferee acquiring any Subject Shares in accordance with Section 4.1 shall, on the terms provided in Section 4.1, become a “Shareholder”, and (ii) CEP may, in its sole discretion, assign or transfer all or any of its rights, interests and obligations under this Agreement to any direct or indirect wholly-owned subsidiary of CEP. This Agreement shall be binding upon the respective heirs, successors, legal representatives and permitted assigns of the parties hereto. Nothing in this Agreement shall be construed as giving any Person, other than the parties hereto and their heirs, successors, legal representatives and permitted assigns, any right, remedy or claim under or in respect of this Agreement or any provision hereof.

Section 6.8            Expenses . Except as otherwise provided herein, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

Section 6.9            Notices . All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be in writing and shall be deemed validly given upon personal delivery or one (1) Business Day after being sent by overnight courier service or received by telecopy at the following address or telecopy number, or at such other address or telecopy number as a party may designate to the other parties:

(a)          if to CEP to:

CEP, Inc.

Attention: Tena Mayberry, President

c/o Bone McAllester Norton PLLC

511 Union Street, Suite 1600

Nashville, Tennessee 37219

Facsimile No.: (615) 238-6331

with a copy to:

Bone McAllester Norton PLLC

Attention: Charles W. Bone, Esq. and Trace Blankenship, Esq.

511 Union Street, Suite 1600

Nashville, Tennessee 37219

Facsimile No.: (615) 238-6301

(b)          if to the Shareholders, to their respective addresses shown on Schedule A .

with a copy to:

Bose McKinney & Evans LLP

Attention: Jeffrey B. Bailey, Esq.

111 Monument Circle, Suite 2700

Indianapolis, Indiana 46204

Facsimile No.: (317) 684-5173

Section 6.10          Remedies . No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein shall be cumulative and not exclusive of any rights or remedies provided by law.

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ANNEX C

Section 6.11          Severability . If any term or provision of this Agreement is held to be invalid, illegal, incapable of being enforced by any rule of law, or public policy, or unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the parties hereto to the maximum extent possible. In any event, the invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

Section 6.12          Integration . This Agreement, including all exhibits and schedules attached hereto, constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes any and all prior understandings or agreements relating to the subject matter hereof and thereof.

Section 6.13          Section Headings . The article and section headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

Section 6.14         Further Assurances . From time to time at the request of CEP, and without further consideration, each Shareholder shall execute and deliver or cause to be executed and delivered such additional documents and instruments and take all such further action as may be reasonably necessary or desirable to effect the matters contemplated by this Agreement.

Section 6.15          Stop Transfer . Each of the Shareholders agrees that such Shareholder shall not request that the Company register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any Subject Shares, unless such transfer is made in compliance with this Agreement.

Section 6.16          Public Announcements . No Shareholder shall issue or make any press release or other public announcements or statements with respect to the transactions contemplated by this Agreement.

Section 6.17          Counterparts . This Agreement may be executed in one or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

[Remainder of this page is intentionally left blank.

Signature pages follow.]

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ANNEX C

[Signature Page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of the day and date first above written.

CEP, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

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ANNEX C

[Signature Page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Shareholder Voting Agreement as of the day and date first above written.

/s/ Carter Fortune
Carter Fortune, an individual residing in the State of Florida

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ANNEX C

[Signature Page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Shareholder Voting Agreement as of the day and date first above written.

14 WEST, LLC

By:	/s/ Carter Fortune
Carter Fortune, Managing Member

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ANNEX C

[Signature Page to Shareholder Voting Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Shareholder Voting Agreement as of the day and date first above written.

CARTER M. FORTUNE LIVING TRUST

By:	/s/ Carter Fortune
Carter Fortune, Trustee

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ANNEX C

SCHEDULE A

TO SHAREHOLDER VOTING AGREEMENT

SHAREHOLDERS

Name	Number of Common Shares

Carter M. Fortune	354,342

Carter M. Fortune Living Trust	5,730,511

14 West, LLC	1,259,834

Total	7,344,687

Notice Address:

Carter M. Fortune

Carter M. Fortune Living Trust

14 West, LLC

c/o Fortune Industries, Inc.

6402 Corporate Drive

Indianapolis, Indiana 46278

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ANNEX C

SCHEDULE 1.2(a)
TO SHAREHOLDER VOTING AGREEMENT

REQUIRED FILINGS AND CONSENTS

The 354,342 common shares shown as held or beneficially owned by Carter M. Fortune are pledged to a commercial lender for the benefit of Mr. Fortune and, as such, may be held of record in such lender’s name. However, Mr. Fortune has agreed to cause such shares to be voted in accordance with his obligations under this Agreement.

13

EXECUTION COPY

ANNEX D-1

PREFERRED STOCK PURCHASE AND

ROLLOVER CONTRIBUTION AGREEMENT

THIS PREFERRED STOCK PURCHASE AND ROLLOVER CONTRIBUTION AGREEMENT (the “Agreement”), dated as of March 26, 2012, is by and between—

(i)          CARTER M. FORTUNE, a natural person and resident of the State of Florida; 14 WEST, LLC, an Indiana limited liability company; and CARTER M. FORTUNE LIVING TRUST u/t/a dated September 14, 2011, a trust organized under the laws of the State of Florida (collectively, “Seller”);

(ii)         CEP, INC., a Tennessee corporation (“CEP”).

RECITALS:

A.           Seller has agreed to sell 296,180 Preferred Stock of Series C Preferred Stock (the “Preferred Stock”) issued by Fortune Industries, Inc. (“FFI”) to CEP, and CEP has agreed to purchase the Preferred Stock conditioned on the contribution of Seller’s Rollover Common Stock (defined below) to CEP in exchange for an equity interest in CEP (such sale and purchase of the Preferred Stock, together with Seller’s contribution of the Rollover Shares to CEP, are referred to herein as the “Transactions”).

B.           CEP has entered into an Agreement and Plan of Merger with FFI of even date herewith, as such agreement may be amended from time to time (the “Merger Agreement”), pursuant to which FFI shall merge with and into a subsidiary of CEP subject to the terms, conditions, and contingencies set forth in the Merger Agreement (the “Merger”).

C.           Seller is the record or beneficial holder of 7,344,687 shares of common stock issued by FFI (the “Rollover Common Stock”).

D.           Seller is the majority stockholder of FFI and has agreed with CEP to enter into a separate voting agreement obligating Seller to vote all shares of the Rollover Common Stock in favor of the merger transaction contemplated by the Merger Agreement.

E.           To induce CEP to enter into the Merger Agreement with FFI, Seller is entering into this Agreement.

F.           The sale of the Preferred Stock by Seller and the purchase of the Preferred Stock by CEP are subject to certain terms, conditions, and contingencies set forth herein.

AGREEMENT:

NOW, THEREFORE, IN CONSIDERATION of the above recitals and the mutual terms and conditions set out herein, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, CEP and Seller agree as follows:

I

DEFINITIONS

Unless otherwise provided herein, the capitalized terms used in this Agreement and not otherwise defined in the body of the Agreement shall have the meaning set forth on Exhibit A attached hereto and incorporated by reference herein.

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ANNEX D-1

II

SALE OF PREFERRED STOCK; CLOSING

2.1    Purchase and Sale of Preferred Stock

Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby agrees to sell the Preferred Stock to CEP, free and clear of all Liens and Claims.

2.2    Consideration; Terms of Purchase

CEP agrees to purchase the Preferred Stock at a purchase price of $41.5288 per share for the aggregate purchase price amount of Twelve Million Three Hundred Thousand and No/100 Dollars ($12,300,000.00) (“Purchase Price”). At the closing date of the Merger (“Closing”), CEP will, immediately prior to the closing and effectiveness of the Merger contemplated therein purchase the Preferred Stock by delivering (i) Six Million and No/100 Dollars ($6,000,000.00) by wire transfer of immediately available funds to a bank account designated by Seller and (ii) a promissory note executed and delivered by CEP, payable to the order of Carter M. Fortune, individually, in the principal amount of Six Million Three Hundred Thousand and No/100 Dollars ($6,300,000.00), which promissory note shall be fully subordinated in right of payment and priority to CEP’s senior lender(s). Each Seller hereby agrees that the delivery of the subordinated promissory note payable to the order of Carter M. Fortune individually is to the direct benefit and interest of every Seller hereunder, and each Seller hereby consents thereto.

2.3           Closing

The Closing will take place the offices of CEP’s legal counsel in Nashville, Tennessee, immediately prior to the closing of the Merger. Subject to the provisions of Article VII, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement. In such a situation, the Closing will occur as soon as practicable, subject to Article VII.

2.4           Closing Obligations

In addition to any other documents to be delivered under other provisions of this Agreement, at the Closing:

[a]	Seller shall deliver to CEP the following:

[i]	stock certificate(s) evidencing the Preferred Stock with irrevocable powers of attorney for the transfer of the Preferred Stock signed in blank by Seller, together with stock certificate(s) evidencing the Rollover Common Stock with irrevocable powers of attorney for the transfer of the Rollover Common Stock signed in blank by Seller;

[ii]	a certificate executed by Seller as to the accuracy of its representations and warranties as of the date of this Agreement and as of the Closing and as to its compliance with and performance of their covenants and obligations to be performed or complied with at or before the Closing;

[iii]	a certificate of an authorized officer of 14 West, LLC certifying, as complete and accurate as of the Closing, attached copies of the Governing Documents of 14 West, LLC, certifying and attaching all requisite resolutions or actions of the Governing Body thereof approving the execution and delivery of this Agreement and the consummation of the Transactions;

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ANNEX D-1

[iv]	a certificate of the trustee of the Carter M. Fortune Living Trust certifying that the trustee thereof has the requisite power and authority to execute and deliver this Agreement and consummate the Transactions under the amended and restated trust agreement dated September 14, 2011; and

[v]	the Shareholders’ Agreement (the “Shareholders’ Agreement”), in the form as attached hereto as Exhibit B , executed by Seller.

[b]	CEP shall deliver to Seller the following:

[i]	the Purchase Price as described in Section 2.2 above;

[ii]	a certificate executed by CEP as to the accuracy of his representations and warranties as of the date of this Agreement and as of the Closing and as to its compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing;

[iii]	the Shareholders’ Agreement executed by CEP; and

[iv]	the shares of common stock of CEP to be issued in connection with the contribution by Seller of the Rollover Common Stock.

III

SELLER REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to CEP as follows:

3.1           Good Standing.

Carter M. Fortune is a natural person who is a resident of the State of Florida and is of legal capacity to enter into this Agreement. 14 West, LLC is a limited liability company organized and validly existing under the Laws of the State of Indiana and has the limited liability company power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. The Carter M. Fortune Living Trust is a trust organized under the laws of the State of Florida.

3.2.          Power and Authority of Seller; Authorization.

Each of Carter M. Fortune, 14 West, LLC, and the trustee of Carter M. Fortune Living Trust has the requisite power and authority necessary to execute, deliver, and perform its obligations under this Agreement and to consummate the Transactions. The execution, delivery, and performance of this Agreement, and the consummation of the Transactions, have been duly and validly authorized by the duly constituted Governing Body of 14 West, LLC. Assuming due authorization, execution and delivery of this Agreement by each party other than Seller, this Agreement represents a legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

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ANNEX D-1

3.3.          No Conflict

Neither the execution and delivery of this Agreement by Seller, nor the consummation by Seller of the Transactions, nor compliance by Seller with any of the provisions hereof, will conflict with or result in a breach of any provision of the Governing Documents of Seller, or constitute or result in a Default under, or require any Consent pursuant to, or result in the loss of any benefit under, or result in the creation of any Lien on any material Asset of Seller under, any Contract or Permit of Seller, except for such Defaults, Liens, loss of benefit and Consents, which, if occurring or not obtained, would not be reasonably likely to have, individually or in the aggregate, a Material Adverse Effect on Seller.

 3.4           Legal Proceedings.

There are no claims of any kind or any actions, suits, proceedings, arbitrations or investigations pending or, to the Knowledge of Seller, threatened against or affecting Seller or against any asset, interest or right of Seller, nor is there any judgment, decree, injunction, rule or order of any governmental entity or arbitrator outstanding against Seller having or which, insofar as reasonably can be foreseen, in the future could have any such effect. Further, there are no judgments, orders, injunctions, decrees, stipulations or awards (whether rendered by a court, administrative agency, or by arbitration, pursuant to a grievance or other procedure) against or relating to Seller.

 3.5           Full Disclosure.

No representation or warranty of Seller contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to CEP hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

IV

CEP REPRESENTATIONS AND WARRANTIES

CEP represents and warrants to Seller as follows:

4.1.          Power and Authority of Seller

CEP is a corporation duly organized and validly existing under the Laws of the State of Tennessee and has the power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. CEP has the power and authority necessary to execute, deliver, and perform his obligations under this Agreement and to consummate the Transactions. Assuming due authorization, execution and delivery of this Agreement by each party other than CEP, this Agreement represents a legal, valid, and binding obligation of CEP, enforceable against CEP in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium, or similar Laws affecting the enforcement of creditors' rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).

4.2           No Conflict

Neither the execution and delivery of this Agreement by CEP, nor the consummation by CEP of the Transactions, nor compliance by CEP with any of the provisions hereof, will conflict with or result in a breach of any provision of any Contract to which CEP is a party.

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4.3           Full Disclosure.

No representation or warranty of CEP contained in this Agreement and no statement contained in this Agreement or in any certificate or other instrument furnished or to be furnished to Seller hereunder contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

V

OTHER COVENANTS OF THE PARTIES

5.1           Affirmative Covenants of Seller

Unless the prior written consent of CEP has been obtained, or except as specifically contemplated herein, from the date of this Agreement until the date of the Closing, Seller shall take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the Transactions and the Merger.

5.2           Negative Covenants of Seller

Unless the prior written consent of CEP has been obtained, or except as specifically contemplated herein, from the date of this Agreement until the Closing, Seller shall not: [a] knowingly take any action or omit to take any action which will result in the material violation by Seller of any law applicable to the Transactions or cause a material breach by Seller of any of the representations and warranties of Seller set forth in this Agreement or any lease, agreement, contract, or commitment to which Seller is a party; [b] transfer to any person or entity for any reason any shares of the Preferred Stock or Rollover Common Stock.

5.3          Covenants of CEP

From the date of this Agreement until the Closing, CEP shall [a] use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the Transactions and the Merger; and [b] not knowingly take any action or omit to take any action which will result in the material violation by CEP of any Law applicable to this transaction or cause a material breach by CEP of any of the representations and warranties of CEP set forth in this Agreement.

5.4          Mutual Covenants and Agreements

[a]            Confidentiality. Except as necessary for the consummation of the Transactions, and except as and to the extent required by law, each party will keep confidential any information obtained from the other party in connection with the transactions contemplated by this Agreement. If this Agreement is terminated, each party will return to the other party all information obtained by such party from the other party in connection with the transactions contemplated by this Agreement.

[b]            Cooperation.          CEP and Seller shall cooperate fully with each other and their respective counsel and accountants in connection with any actions required to be taken as part of their respective obligations under this Agreement, and CEP and Seller shall execute such other documents as may be necessary and desirable to the implementation and consummation of this Agreement, and otherwise use their commercially reasonable efforts to consummate the transaction contemplated hereby and to fulfill their obligations under this Agreement. Notwithstanding the foregoing, CEP shall have no obligation to agree to any material adverse change in any License or Contract to obtain a Consent required with respect thereto.

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5.5           Contribution of Rollover Common Stock

Subject to the conditions of this Agreement, at the Closing hereof, which shall be immediately prior to the closing and effectiveness of the Merger, Seller agrees to (a) subscribe for shares of CEP common stock, in the name of Carter M. Fortune or, if designated by Carter M. Fortune in writing, in the name of another Seller or an affiliate thereof, in the amount set forth opposite Carter M. Fortune’s or such Seller’s name on the applicable exhibit to the Stockholders Agreement, and (b) to contribute to CEP all of the Rollover Common Stock. Seller further agrees that there shall be no cash consideration for the Rollover Common Stock either under this Agreement or under the Merger Agreement. Seller further affirms its obligation set forth in the separate voting agreement delivered in connection with this Agreement to vote or cause to be voted all of the Rollover Common Stock in favor of the approval of the Merger Agreement and the transactions contemplated therein and against any other acquisition proposal at any shareholders meeting of FFI. The execution of this Agreement by Seller evidences the irrevocable election and agreement by the Seller that the Rollover Common Stock shall be contributed to CEP subject to the terms and conditions herein and that Seller shall receive no consideration for the Rollover Common Stock in connection with the Merger. In furtherance of the foregoing, Seller covenants and agrees, jointly and severally, that from the date hereof until any termination of this Agreement pursuant to Section VII , Seller shall not, directly or indirectly, (i) tender any Rollover Common Stock into any tender or exchange offer, (ii) sell (constructively or otherwise), transfer, pledge, hypothecate, grant, encumber, assign or otherwise dispose of or enter into any contract, option or other arrangement or understanding with respect to the transfer of any Rollover Common Stock or any right, title or interest thereto or therein (including by operation of Law), (iii) deposit any Rollover Common Stock into a voting trust or grant any proxy or power of attorney or enter into a voting agreement with respect to any Rollover Common Stock (other than the voting agreement entered into with CEP in connection with this Agreement). In the event beneficial ownership is acquired by Seller of any additional common stock of FFI, including without limitation by purchase, or as a result of a stock dividend, stock split, recapitalization, combination, reclassification, exchange or change of such shares, or upon exercise or conversion of any securities of FFI, if any, after the date hereof, then any such shares of FFI common stock shall automatically become subject to the terms of this Agreement. The parties acknowledge that, as of the date hereof, 354,342 shares of the Rollover Common Stock are pledged to and/or held by a commercial bank as collateral security for the payment and performance of certain indebtedness incurred by Seller, but that Seller shall nonetheless be obligated to cause all such pledged shares to be in conformity, as of the Closing, with the agreements and covenants set forth herein that apply to the Rollover Common Stock.

VI

CLOSING CONDITIONS

6.1           Conditions to Obligations of CEP.

The obligations of CEP to perform this Agreement and consummate the Transactions are subject to the satisfaction of the following conditions, prior to the Closing, unless waived by CEP pursuant to this Agreement:

[a]         Representations and Warranties . The representations and warranties of Seller shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation or warranty that refers to a specific date).

[b]         Performance of Agreements and Covenants. Each and all of the agreements and covenants of Seller to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Closing Date shall have been duly performed and complied with in all material respects.

6.2.          Conditions to Obligations of Seller.

The obligations of Seller to perform this Agreement and consummate the Transactions are subject to the satisfaction of the following conditions, unless waived by Seller pursuant to this Agreement:

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[a]             Representations and Warranties . The representations and warranties of CEP shall be true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date (or on the date when made in the case of any representation or warranty that refers to a specific date); and

[b]            Performance of Agreements and Covenants . Each and all of the agreements and covenants of CEP to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Closing Date shall have been duly performed and complied with in all material respects.

6.3           Condition to Transactions .

The parties shall have no obligation to consummate the Transactions so long as there is in effect any temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition which prevents or makes illegal the consummation of the Transactions.

VII

TERMINATION

This Agreement , and the obligation of the Seller hereunder, will terminate immediately upon the valid termination of the Merger Agreement in accordance with the terms and conditions for termination thereof; provided , however , that the Seller shall be, continue to be after termination, liable for any breach of this Agreement prior to the termination of this Agreement .

VIII

SURVIVAL OF REPRESENTATIONS AND WARRANTIES

All representations and warranties contained in this Agreement by any party to this Agreement and any certificate or other instrument delivered by or on behalf of any party pursuant to this Agreement shall be continuous and shall survive the Closing for a period of two (2) years following the Closing and the covenants and agreements contained herein shall survive without limitation as to time except as may be otherwise specified herein.

IX

MISCELLANEOUS

9.1 Entire Agreement

This Agreement (including any attachments, schedules, exhibits and other related documents referred to herein) constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

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9.2 Notices

All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, by registered or certified mail, postage pre-paid, or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered in the case of delivery by hand or facsimile (provided confirmation of delivery is obtained), on the next business day if sent by overnight courier or mail service or the third business day following mail deposit in the case of regular mail delivery:

To Seller:	Carter M. Fortune
REDACTED

To CEP:	CEP, Inc.
Attention: Tena Mayberry, President
c/o Bone McAllester Norton PLLC
511 Union Street, Suite 1600
Nashville, Tennessee 37219

9.3           Governing Law

This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Tennessee without giving effect to any choice or conflict of law provision or rule (whether of the State of Tennessee or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Tennessee.

9.4           Submission to Jurisdiction

Each of the parties submits to the jurisdiction of any state or federal court sitting in Nashville, Davidson County, Tennessee, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court. Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that may be required of any other party with respect thereto.

9.6           Amendments and Waivers

No amendment of any provision of this Agreement shall be valid unless be in writing and signed by all of the parties. Any party to this Agreement may in writing [i] extend the time for the performance of any obligations of any other party; [ii] waive any inaccuracies in representations and warranties by any other party; [iii] waive performance of any obligations by any other party; and [iv] waive the fulfillment of any condition that is precedent to the performance by the party of any of its obligations under this Agreement. No such waiver will be deemed to be continuing or to apply to any other instance or to constitute the waiver of any other term or condition of this Agreement in that or any other instance. The failure of a party to insist upon strict compliance with any provision of this Agreement on one or more occasions will not be considered a waiver and will not prevent that party from insisting upon strict compliance with that provision or any other provision of this Agreement.

9.7           Severability

Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

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9.8           Construction

The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The parties intend that each representation, warranty, and covenant contained herein shall have independent significance.

9.9           Incorporation of Exhibits

The exhibits identified in this Agreement are incorporated herein by reference and made a part hereof.

9.10         Public Statements; Press Releases

Prior to the Closing Date, Seller and CEP shall consult with each other as to the form and substance of any press release or other public disclosure materially related to this Agreement; provided , that nothing in this Section shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary in order to satisfy such Party's disclosure obligations imposed by Law.

9.11         Equitable Relief

The parties agree that the failure of any party to perform its obligations under this Agreement would cause irreparable injury to the other party that could not adequately be compensated by money damages. The parties therefore agree that, in addition to any other right or remedy available to any party, each party shall be entitled, either before or after the consummation of the transactions contemplated by this Agreement, to an injunction restraining any breach or threatened breach of this Agreement and to specific performance of any provision of this Agreement.

9.12         Parties in Interest; Assignment

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party to this Agreement, however, may assign its rights or delegate its obligations under this Agreement to any other person or entity without the express prior written consent of the other party, except that CEP may assign its rights and delegate its obligations to a subsidiary or affiliated corporation of CEP without such consent, provided that such assignment and delegation shall not relieve CEP of its obligations under this Agreement.

9.13         Status of Parties

This Agreement will not be construed to constitute either party as an agent, partner or joint venturer of the other party; to authorize or empower either party to assume or create any obligation or responsibility, express or implied, on behalf of the other party; or to authorize or empower either party to bind the other party in any manner or make any representation, warranty, covenant, agreement or commitment on behalf of the other party.

9.14         Further Actions and Assurances

At and after the Closing, CEP and Seller will, without further consideration and at its own expense, execute and deliver such other instruments and documents and do all other acts and things as the other party or parties may reasonable request in order to effect or confirm the transactions contemplated by this Agreement.

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9.15         No Third-Party Beneficiaries; Joint and Several Liability.

This Agreement shall not confer any rights or remedies upon any person or entity other than the parties to this Agreement and their respective successors and assigns. For avoidance of doubt, a all of the obligations of Carter M. Fortune, 14 West, LLC, and Carter M. Fortune Living Trust whether stated to be the obligations of all or any of them, shall, to the extent permitted by applicable law, be the joint and several obligations of all of them.

9.16         Time of Essence

Time is of the essence to the performance of the obligations set forth in this Agreement.

9.17         Counterparts

This Agreement may be signed by each party upon a separate copy or separate signature pages, and any combination of separate copies signed by all parties or including signature pages so signed will constitute a single counterpart of this Agreement. This Agreement may be signed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same agreement. It will not be necessary, in proving this Agreement in any proceeding, to produce or account for more than one counterpart of this Agreement.

9.18         Descriptive Headings

The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

9.19         Interpretation of Particular Words and Numbers

As used in this Agreement, unless the context clearly indicates otherwise, any singular number will include the plural, any plural number will include the singular, and any masculine personal pronoun will be construed to mean the corresponding feminine or neuter personal pronoun, or vice versa. Any time the word “including” is used herein, it shall be interpreted as taking in or comprising, but not being limited to, those matters which follow it.

[Remainder of this page intentionally left blank.

Signature pages follow.]

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[Signature Page to Preferred Stock Purchase and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

CEP, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

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[Signature Page to Preferred Stock Purchase and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

/s/ Carter Fortune
Carter Fortune, an individual residing in the State of Florida

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[Signature Page to Preferred Stock Purchase and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

14 WEST, LLC

By:	/s/ Carter Fortune
Carter Fortune, Managing Member

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[Signature Page to Preferred Stock Purchase and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

CARTER M. FORTUNE LIVING TRUST

By:	/s/ Carter Fortune
Carter Fortune, Trustee

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EXHIBIT A

TO PREFERRED STOCK PURCHASE

AND ROLLOVER CONTRIBUTION AGREEMENT

DEFINITIONS

“Agreement” shall mean this Agreement, including the Exhibits delivered pursuant hereto and incorporated herein by reference.

“Assets” of a Person shall mean all of the assets, properties, businesses, and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person's business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“CEP” shall mean CEP, Inc., a Tennessee corporation, as further defined in the introductory paragraph of this Agreement.

“Claims” or “claims” shall mean any Liens, charges, claims, options, escrows, rights of first refusal, indentures, or other agreements, arrangements, contracts, commitments, understandings, adverse claims, and obligations, whether written or oral and whether or not relating in any way to credit or the borrowing of money.

“Closing” or “closing” is defined in Section 2.2 hereof

“Closing Date” shall mean the date on which the Closing occurs.

“Consent” shall mean any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order or Permit.

“Contract” shall mean any written or oral agreement, arrangement, authorization, commitment, contract, note, bond, mortgage, deed of trust, indenture, instrument, license, lease, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Default” shall mean [i] any breach or violation of or conflict with or default under any Contract, Order, or Permit, (ii) any occurrence of any event that with or without the passage of time or the giving of notice would constitute a breach or violation of or conflict with or default under any Contract, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right to terminate or revoke, change the current terms of, or renegotiate, or to accelerate, increase or impose any Liability (including for increased payments) under, any Contract, Order or Permit.

“Exhibits” shall mean the Exhibits so marked, copies of which are attached to this Agreement. Such Exhibits are hereby incorporated by reference herein and made a part hereof, and may be referred to in this Agreement and any other related instrument or document without being attached hereto.

“FFI” shall mean Fortune Industries, Inc. as further defined in the Recitals of this Agreement.

“Governing Body” shall mean the board or other body which is responsible for the governance and operation of an entity by whatever name known, including board of directors, board of trustees, board of governors, and so forth.

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“Governing Documents” shall mean, with respect to any particular entity, [a] if a corporation, the charter, articles or certificate of incorporation and the bylaws; [b] if a general partnership, the partnership agreement and any statement of partnership; [c] if a limited partnership, the limited partnership agreement and the certificate of limited partnership; [d] if a limited liability company, the articles of organization and operating agreement; [e] if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the Person; [f] all equity holders’ agreements, voting agreements, voting trust agreements, joint venture agreements, registration rights agreements or other agreements or documents relating to the organization, management or operation of any Person or relating to the rights, duties and obligations of the equity holders of any Person; and [g] any amendment or supplement to any of the foregoing.

“Knowledge” as used with respect to a Person (including references to such Person being aware of a particular matter) shall mean those facts that are known by the Chairman, Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer, or General Counsel of such Person, based upon reasonable inquiry consistent with such person’s position.

“Law” or “laws” shall mean any code, law, ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, Liabilities or business, including those promulgated, interpreted, or enforced by any Regulatory Authority.

“Lien” shall mean any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention, or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or property interest.

“Material Adverse Effect” or “material adverse change” on a Party shall mean an event, change, or occurrence which, individually or together with any other event, change, or occurrence, has a material adverse impact on or has a reasonable likelihood of having a material adverse impact on [i] the financial position, business or results of operations of such Party and its Subsidiaries, taken as a whole, or (ii) the ability of such Party to perform its obligations under this Agreement or to consummate the Transactions contemplated by this Agreement in accordance with applicable Law; provided that “Material Adverse Effect” and “material adverse impact” shall not be deemed to include the impact of, [a] changes in Laws of general applicability or interpretations thereof by courts or governmental authorities, [b] changes in GAAP or regulatory accounting principles generally applicable to television broadcasting or programming or retail sales companies, [c] actions or omissions of a Party (or any of its Subsidiaries) taken with the prior written consent of the other Party, [d] changes in economic conditions or interest rates generally affecting all businesses, [e] changes in the securities markets generally affecting all publicly traded companies, or [f] the direct effects of compliance with this Agreement on the operating performance of the Parties.

“Merger” is defined in Paragraph B of the Recitals to this Agreement.

“Merger Agreement” is defined in Paragraph B of the Recitals to this Agreement.

“Party” or “party” when used in reference to a party to this Agreement shall mean one of the parties to this Agreement.

“Permit” shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets or business.

“ Preferred Stock ” is defined in Paragraph A of the Recitals to this Agreement.

“Purchase Price” is defined in Section 2.2.

“Rollover Common Stock” is defined in Paragraph C of the Recitals to this Agreement.

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“Seller” shall mean Carter M. Fortune, a natural person and resident of the State of Florida, and 14 West, LLC, an Indiana limited liability company.

“Shareholders’ Agreement” is defined in Section 2.4[a][iv].

“Transactions” is defined in Paragraph A of the Recitals to this Agreement.

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EXHIBIT B

TO PREFERRED STOCK PURCHASE

AND ROLLOVER CONTRIBUTION AGREEMENT

FORM OF SHAREHOLDERS AGREEMENT

[attached]

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SHAREHOLDERS AGREEMENT

OF

CEP, INC.

THIS SHAREHOLDERS AGREEMENT, dated as of _________________, 2012 (the “Agreement”), is by and among CEP, INC. , a Tennessee corporation (the “Company”), and each undersigned holder of the Company’s securities (as identified by name and address on Exhibit A attached hereto) (individually, “Holder,” collectively, the “Holders,” and together with the Company, the “Parties”).

WHEREAS, as of the date hereof, the Company has issued to the Holders the securities associated with the Company’s single class of common stock as identified on Exhibit A attached hereto and incorporated herein; and

WHEREAS, the Parties deem it to be in their collective best interest to enter into this Agreement to establish and set forth certain rights and obligations associated with each Holder’s direct or indirect ownership of shares of Common Stock (as defined below) (the “Shares”).

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I

Definitions

As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means, with respect to any Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company with, such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Board” means the Board of Directors of the Company.

“Common Stock” means the single class of common stock, $0.00001 par value per share, of the Company.

“Family Group” means an individual’s spouse and lineal descendants and any trust, limited partnership or other fiduciary relationship solely for the benefit of such individual and/or such individual’s spouse and/or lineal descendants.

“New Securities” means any shares of capital stock of the Company and all rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock of the Company; provided , however , that the term “New Securities” does not include: (i) securities issued pursuant to the acquisition of another Person by the Company or one of its subsidiaries by merger, acquisition, purchase of all or substantially all of the assets or other reorganization in a bona fide arms-length transaction approved by the Board; (ii) securities issued in connection with any stock split, stock dividend or recapitalization of the Company; (iii) securities issued pursuant to any Public Offering; (iv) securities issued to the Holders on or prior to the date hereof, (v) securities issued to employees, officers, directors and consultants of the Company or a subsidiary pursuant to an option or incentive plan approved by the Board; (vi) securities issued to third parties or in connection with any joint venture, corporate partnering or similar strategic transaction in a bona fide arms-length transaction approved by the Board; and (vii) any rights, options or warrants to acquire any securities convertible into the securities described in clauses (i) through (vi) above.

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ANNEX D-1

“Permitted Transfers” and Permitted Transferee” each has the meaning ascribed in Section 4.4 hereof.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity (or any department, agency or political subdivision thereof).

“Pro Rata Share” means, with respect to a Holder, a fraction, the numerator of which shall equal the total number of Shares then owned by such Holder (on an as-converted basis) (which Shares are not or would not be subject to vesting or repurchase in favor of the Company as of or prior to the consummation of such issuance or sale) and the denominator of which shall equal the total number of outstanding Shares on a fully-diluted basis immediately prior to such issuance (assuming the conversion, exercise or exchange of all outstanding securities, options, warrants and rights that are convertible into or exercisable or exchangeable for Shares).

“Public Offering” means a “firm commitment,” underwritten public offering registered under the Securities Act of the Common Stock.

“Qualified Public Offering” means a Public Offering (i) pursuant to which the gross proceeds to the Company are at least One Hundred Million and No/100 Dollars ($100,000,000.00) (calculated before deducting underwriting discounts and commissions and the Company’s registration expenses) and (ii) in which the price per share of Common Stock to the public is at least Ten and No/100 Dollars ($10.00).

“Registration Statement” means any registration statement prepared and filed by the Company in compliance with the Securities Act for the purpose of registering capital stock of the Company.

“Sale of the Company” means: (i) the merger or consolidation of the Company with another Person in which the Holders immediately prior to such merger or consolidation do not own more than fifty percent (50%) of the outstanding voting capital stock of the surviving Person; (ii) the sale of all or substantially all of the Company’s assets; (iii) the Transfer, in a single transaction or a series of related transactions, of more than fifty percent (50%) of the outstanding capital stock of the Company; or (iv) the consummation by the Company of a Qualified Public Offering.

“SEC” means the United States Securities and Exchange Commission, or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder.

“Security” (or “Securities”) means, in the aggregate, the Common Stock, any other series or class of stock issued by the Company and any other equity security of the Company, including, without limitation, the securities identified in Exhibit A attached hereto, options, warrants, and other rights to acquire Shares, and securities and other instruments that are convertible into or exchangeable for Shares, and/or any legal or beneficial interest in any of the foregoing, whether held on the date hereof or acquired hereafter.

“Transfer” means any sale, pledge, assignment, encumbrance, gift or other disposition or transfer of Securities or any legal or beneficial interest therein, including any tender or transfer in connection with any merger, recapitalization, reclassification, or tender or exchange offer (for all or any part of the Company’s Securities), whether or not the person making any such transfer votes for or against any transaction involving any such Transfer.

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ANNEX D-1

ARTICLE II

Registration Rights; Indemnification

2.1.           Piggyback Rights . If the Company proposes to register for its own account any of its Securities under the Securities Act for sale (other than pursuant to a Registration Statement on Form S-8 or its then equivalent, a Registration Statement in connection with a Rule 145 transaction or on Form S-4 or its then equivalent, a Registration Statement in another form not available for registering the Securities for sale to the public, a Registration Statement filed in connection with an exchange offer or an offering of Securities solely to the Holders, or a Registration Statement filed in connection with an exchange offer or an offering of Securities by any of the Holders), the Company shall give written notice to each Holder (and its Permitted Transferees) of the Company’s intention to effect such a registration not later than 15 days prior to the anticipated date of filing a Registration Statement with the SEC, which notice shall offer each Holder (and its Permitted Transferees) the opportunity to include in the Registration Statement any of the Shares held by or issuable to the Holder (and its Permitted Transferees) as they may request (a “Piggyback Registration”). Notwithstanding the preceding sentence, the Company’s obligation under this Article II shall be limited to Holder (and its Permitted Transferees) subject to the volume and other restrictions set forth in Rule 144 of the Securities Act. Subject to the provisions of this Agreement, the Company will use its reasonable efforts to cause all such Shares for which each Holder (and its Permitted Transferees) has requested registration to be registered under the Securities Act to the extent required to permit the sale by such Holder (and its Permitted Transferees) of such Shares; provided , that if a Piggyback Registration relates to an underwritten public offering and the managing underwriter or underwriters believe that the inclusion of all Shares requested to be included in the proposed registration would adversely affect the marketing of such shares, Company may first include in such registration all Securities the Company proposes to sell, and each Holder shall accept a reduction (including a total elimination) in the number of Shares to be included in such registration, pro rata with the other selling Holders making requests for registration, on the basis of the number of Shares so requested to be included by the other selling Holders. Nothing in this Article II shall limit the Company’s ability to withdraw a Registration Statement it has filed either before or after effectiveness. The Company shall pay the expenses incurred in connection with any proposed registration of Shares by Company under this Article II , whether or not consummated, including, without limitation, all registration and filing fees, printing expenses, and fees and disbursements of counsel and accountants for Company. Notwithstanding the foregoing, all underwriting discounts and selling commissions applicable to the sale of the Common Stock and all fees of counsel to the sellers of such Shares shall be borne by the participating sellers in proportion to the number of shares sold by each, or by such participating sellers other than the Company (except to the extent the Company shall be a seller) as they may agree.

2.2. Indemnification.

(a)         The Company will indemnify and hold harmless each Holder from and against all losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys’ fees and charges) resulting from any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, offering circular, or other document (including any related Registration Statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any securities law, rule or regulation, in each case applicable to the Company in connection with any such registration, qualification, or compliance.

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ANNEX D-1

(b)         Each Holder will, to the extent Securities held by such Holder are included in the Securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants, and each underwriter, if any, of the Securities covered by such a Registration Statement, and each other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each other such Holder, and each such underwriter, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, as such expenses are incurred, in each case to the extent, but only to the extent , that such untrue statement or omission is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. A Holder’s liability at law for indemnification under this Section (other than for fraud) is expressly limited to the aggregate amount of consideration received by such Holder in connection with or pursuant to such Public Offering.

ARTICLE III

Prohibited Transfers Void

Except for Permitted Transfers (defined in Section 4.4), no Holder (including any transferee of the Holder) shall Transfer any of the Securities, or any interest therein, whether by operation of law or otherwise, except (a) with the prior written consent of the Board and (b) in accordance with all of the provisions of this Agreement. Any voluntary or involuntary Transfer of any of the Securities by a Holder, other than as provided for in Article IV and Article V of this Agreement, shall be void, and the Company shall not recognize any such prohibited Transfer. The provisions of this Agreement shall take precedence over and supersede any contrary provisions in the Bylaws or Charter of the Company (each as amended or restated from time to time), and appropriate changes shall be made in the Charter and Bylaws of the Company to conform them to this Agreement, if necessary.

ARTICLE IV

Right of First Refusal

4.1.           Notice of Intent to Transfer . If a Permitted Transferee or a Holder (the “Selling Holder”) desires or intends to Transfer any or all of such Selling Holder’s Securities (the “Offered Securities”) other than to a Permitted Transferee, such Selling Holder shall first give written notice thereof (a “Transfer Notice”) to the Company and to each of the other Holders (the “Remaining Holders”), identifying the proposed transferee, the Securities sought to be transferred, the proposed purchase price (the “Offered Price”), the terms of the proposed transaction (including the proposed transaction date) and a copy of any written offer or other writing setting forth the terms and conditions of the proposed transaction. Such Transfer Notice shall constitute an irrevocable offer by the Selling Holder to sell all or a portion of the Offered Securities to the Company (of which the Company may elect to purchase all or a portion, or none) at the Offered Price and upon the same terms and conditions as the Selling Holder proposes to sell the Offered Securities to the proposed transferee. To the extent the consideration proposed to be paid by the proposed transferee consists of property other than cash, the reasonable cash equivalent of such property shall be determined by the Board in good faith. Once given, a Transfer Notice may not be modified or amended, except with the written consent of the Company. Within the thirty (30) day period following the receipt of the Transfer Notice by the Company (the “Offer Period”), the Company may elect, by giving written notice of such election to the Selling Holder, to purchase all or any portion of the Offered Securities.

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ANNEX D-1

4.2.           Closing of Transfer Pursuant to Right of First Refusal . If the Company elects to purchase the Offered Securities pursuant to Section 4.1, the Selling Holder shall be given written notice of the Company’s election to accept an offer, specifying therein the date and place for the closing of the sale, which closing shall occur no later than thirty (30) days following such election. All payments by the Company under this Article IV shall be made in cash, by certified cashier’s or bank check, or by wire transfer of immediately available funds. Upon the closing, the Selling Holder shall deliver to the Company in exchange for payment of the purchase price: (a) the certificates for the Securities being sold, properly endorsed, and (b) such assignments, certificates of authority, tax releases, consents to transfer, instruments and evidence of title of the Selling Holder, and of his, her or its compliance with applicable state and federal law, as may be requested by Company.

4.3.           Closing of Other Transfers . If the Company does not elect, by notice in writing given to the Selling Holder within the Offer Period, to purchase all or any of the Offered Securities pursuant to Section 4.1 (such Offered Securities not being purchased by the Company, the “Remaining Securities”), and if (and so long as) the Board has given prior written consent to the Selling Holder to Transfer the Remaining Securities to the original proposed transferee (as provided in Article III ), then the Selling Holder may Transfer the Remaining Securities to the original proposed transferee; provided , however , that such Transfer (i) shall be permitted only after Selling Holder’s full compliance with Section 4.5 below; (ii) must be consummated within ninety-five (95) days following the expiration of the Offer Period, at a price not lower than the Offered Price, and upon the same material terms stipulated in the Transfer Notice; provided further , however , that as a condition to the effectiveness of such Transfer, said transferee shall thereupon become a party to this Agreement as a Holder and, pursuant to Section 8.11, shall confirm such fact by executing a joinder agreement to this Agreement in the form attached hereto as Exhibit B . Furthermore, any Transfer of the Remaining Securities to a Person that is directly or indirectly a competitor of the Company shall be null and void without the additional consent thereto by the Board. In the event the Transfer of the Remaining Securities is not consummated within such ninety (90)-day period, the Selling Holder shall continue to hold such Securities, subject to all of the terms and conditions of this Agreement, and may not Transfer the Securities without again complying with all of the provisions hereof.

4.4            Certain Transfers Not Prohibited . Notwithstanding anything to the contrary contained in Article III or Article IV , the restrictions on Transfers of Securities contained in Article III and Article IV shall not limit the following transfers of Securities (“Permitted Transfers”):

(a)          Transfers of Securities between a Holder who is an individual to or among such Holder’s Family Group including, without limitation, by will or the laws of descent and distribution to such Holder’s Family Group;

(b)          Transfers of Securities upon the death of a Holder who is an individual to his or her executors or administrators or legal successors, including without limitation trustee(s);

(c)          Transfers of Securities by a Holder to an Affiliate;

(d)          Pledges or hypothecations of Securities by a Holder as collateral securities for an obligation of the Holder; and

(e)          a proposed sale of Shares as part of a Qualified Public Offering.

Any transferee who lawfully obtains Securities in accord with and pursuant to subsections (a) - (e) of this Section 4.4 shall each be deemed and referred to as a “Permitted Transferee,” and all Securities shall, at all times and irrespective of who holds or has possession of the Securities, remain subject to this Agreement. Permitted Transferees under subsections (a) - (e) of this Section 4.4 shall be deemed to be Holders for all purposes of this Agreement. Without limiting the generality of the foregoing, any Permitted Transferee of a Holder shall assume all of the rights and be subject to all of the obligations hereunder of the Holder who transferred Securities to such Permitted Transferee. No Permitted Transfer shall become effective unless and until the Board has received written notice pursuant to Section 8.9 hereof.

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ANNEX D-1

4.5            Tag-Along Right . Subject to the other restrictions set forth in this Agreement, if at any time and from time to time after the date of this Agreement, one or more Selling Holders delivers a Transfer Notice as described above in Section 4.1, and the Company elects not to purchase the Offered Securities, the Remaining Holders shall have the right to participate in the Transfer contemplated in the Transfer Notice. Promptly upon receipt of notice by Selling Holder of Company’s election not to purchase the Offered Securities, the Selling Holder(s) shall then send a subsequent notice to the Remaining Holders (the “Tag-Along Notice”) notifying the Remaining Holders of the Company’s election not to purchase the Offered Securities. Within five (5) business days of receipt of such Tag-Along Notice, each Remaining Holder shall notify the Seller Holder if the Remaining Holder elects to participate in such Transfer contemplated in the original Transfer Notice. Any Remaining Holder that fails to notify the Selling Holder within such five (5) business day period shall be deemed to have waived the right to participate in the contemplated Transfer. Each Remaining Holder that elects to participate and timely notifies the Selling Holder thereof shall have the right to sell, at the same price and on the same terms and conditions as the Selling Holder, an amount of Shares equal to the shares of capital stock the third party actually proposes to purchase multiplied by a fraction, the numerator of which shall be the number of shares of capital stock issued and owned by such Remaining Holder and the denominator of which shall be the aggregate number of shares of capital stock issued to and owned by the Selling Holder and the Remaining Holders who have exercised their rights under this section.

ARTICLE V

Bring-Along Rights

5.1.           Participation in Sale and Notice to Holders . If a written bona fide offer from a nonaffiliated third party for a Sale of the Company, regardless of the form of the proposed Sale of the Company, is approved by (i) a majority of the members of the Board and (ii) holders of that number of Shares which are required by law to approve such transaction (or if there is no legal requirement for shareholder approval, then by a majority vote of each class of capital stock outstanding, voting separately as a class if there are multiple classes), then the Company shall give a notice to the Holders (an “Obligation to Sell Notice”) containing a description of the material terms of such proposed Sale of the Company, including the name and address of the proposed transferee, the number of Shares to be sold, the consideration per Share offered for such Shares by the proposed transferee, the payment terms and anticipated closing date, which shall be a date not less than sixty (60) days after the giving of the Obligation to Sell Notice (and, together with a copy of any written offer, letter of intent, term sheet or contract of sale signed by the proposed transferee), and all Holders shall be obligated and required to sell their respective Securities in the proposed Sale of the Company identified in the Obligation to Sell notice on the terms and conditions set forth therein. The provisions of this Article V shall terminate upon a Qualified Public Offering of the Company. At the request of the Board, the Company and each other Holder shall, if required under applicable law, consent to and approve the Sale of the Company, shall raise no objections against the Sale of the Company, shall waive all applicable dissenters’ rights and shall take all necessary and desirable action in connection with the approval and consummation of the Sale of the Company, including, without limitation, if required under applicable law, calling a meeting of the Board and Holders to approve such Sale of the Company. Without limiting the generality of the foregoing, each Holder, in his or its capacity as an officer, director or Holder, as the case may be, shall take all necessary and desirable actions in connection with the approval and consummation of the Sale of the Company as requested by the Board.

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ANNEX D-1

5.2.       Conditions to Participation . The obligation of any Holder to participate in a Sale of the Company is subject to the satisfaction of the following conditions: (i) the Sale of the Company is a bona fide arm’s length transaction; (ii) upon the consummation of the Sale of the Company, each Holder of Common Stock shall receive in exchange for such Common Stock the same portion of the aggregate consideration from such Sale of the Company that such Holder would have received if such consideration had been distributed by the Company in a complete liquidation of the Company pursuant to the rights and preferences set forth in the Certificate of Incorporation of the Company as in effect immediately prior to such Sale of the Company; (iii) each Holder of then currently exercisable rights to acquire Common Stock shall be given an opportunity to either (A) exercise such rights prior to the consummation of the Sale of the Company and participate in such sale as Holders of Common Stock or (B) upon the consummation of the Sale of the Company, receive in exchange for such rights consideration equal to the amount determined by multiplying (I) the same amount of consideration per share received by Holders of Common Stock in connection with the Sale of the Company less the exercise price per share of such rights to acquire Common Stock by (II) the number of Common Stock represented by such rights; (iv) if any Holder of Common Stock is given an option as to the form of consideration to be received, all Holders of such class of Common Stock will be given the same option; (v) in the event that any indemnification and/or purchase price adjustment liabilities are incurred, a Holder’s obligations pursuant thereto shall not exceed the lesser of (A) such Holder’s pro-rata share of such indemnification and/or purchase price adjustment liabilities, and (B) the proceeds received by such Holder pursuant to such Sale of the Company; (vi) the only representations, warranties or covenants that any Holder would be required to make are with respect to its own ownership of the Company’s securities to be sold by it and its authority and ability to consummate the sale of such securities (including its ability to convey title free and clear of liens, encumbrances or adverse claims and reasonable covenants regarding confidentiality, publicity and similar matters); and (vii) that no Holder shall have any liability for any breach of a representation or warranty of any other Holder relating to the ownership or title to such Holder's Common Stock or power, authority or ability to consummate the sale of the Common Stock. In the event (i) a Sale of the Company does not require the Transfer of all of the outstanding shares of Common Stock and (ii) the Board exercises its right under Section 5.1 to require each Holder to participate in such Sale of the Company, each Holder shall transfer a number of the Shares owned by such Holder equal to the number of such Holder’s Shares (on an as-converted basis) multiplied by a fraction, the numerator of which is the number of Shares to be transferred in such Sale of the Company by all of the Holders (on an as-converted basis) and the denominator of which is the total number of Shares owned by all of the Holders (on an as-converted basis).

5.3. Expenses .. Each Holder shall bear its pro rata share (based upon the number of Shares sold by him or it) of the costs of any sale of such Holder’s Shares pursuant to a Sale of the Company to the extent such costs are incurred solely for the benefit of Holders and are not otherwise paid by the Company or the acquiring transferee. Costs incurred by any Holder for his or its own behalf shall not be considered costs of the Sale of the Company hereunder.

ARTICLE VI

Preemptive Rights

6.1. Right to Purchase .. Each Holder will have a preemptive right to purchase shares of any New Securities, as defined hereinabove, that the Company may, from time to time, propose to sell and issue. Such preemptive right shall allow each Holder to purchase its Pro Rata Share of New Securities proposed to be issued, determined with reference to the aggregate number of outstanding Shares held by the Holders (on an as-converted basis) (which Shares are not or would not be subject to vesting or repurchase in favor of the Company as of or prior to the consummation of such issuance or sale) before the proposed issuance of New Securities. The preemptive right granted hereunder shall terminate if unexercised within twenty (20) days after receipt of the notice described in Section 6.2 hereof.

6.2. Notice .. If the Company proposes to issue New Securities, it shall give each Holder written notice thereof, describing the New Securities, the number thereof to be issued, the purchase price therefor (which shall be payable solely in cash) and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) days from the date such notice is given to determine whether to purchase all or any portion of such Holder’s Pro Rata Share of such New Securities for the purchase price and upon the terms specified in the notice by giving written notice to the Company and stating therein the number of New Securities to be purchased.

25

ANNEX D-1

6.3. Partial Purchase .. If the Holders have not elected to purchase all New Securities proposed to be issued (within the time period for notifying the Company set forth above), then the Company shall have one hundred twenty (120) days in which to complete the proposed issuance of the portion of the New Securities not purchased by the Holders at a price not less than that contained in the notice previously given to the Holders and on terms and conditions not more favorable to the third party than those contained in such notice. If, at the end of such one hundred twenty (120)-day period, the Company has not completed such issuance of New Securities, the Company shall no longer be permitted to issue such New Securities pursuant to this Article VI without again complying with all of the provisions of this Article VI .

ARTICLE VII

Financial Reporting

7.1.           Reporting Requirements . The Company covenants that it shall furnish the following to each Holder:

(a)     Financial Statements . Financial statements and information on behalf of itself and any subsidiaries as follows:

(i)           Quarterly Statements . Within forty-five (45) days after the end of each quarter during each fiscal year of the Company, a copy of the unaudited consolidated financial statements of the Company, consisting of a consolidated balance sheet as of the close of such quarter and related consolidated statements of income and cash flows for such quarter and from the beginning of such fiscal year to the end of such quarter, with comparative figures for the same period of the preceding fiscal year, prepared in accordance with GAAP on a consistent basis, subject to the lack of footnote disclosure and year-end adjustments.

(ii)          Annual Statement . As soon as available and in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, a copy of its annual report, audited by nationally recognized independent certified public accountants, including consolidated balance sheet and related consolidated statements of income, cash flows and stockholders’ equity of the Company for such fiscal year, with comparative figures for the preceding fiscal year, prepared in accordance with GAAP on a consistent basis.

(b)           Other Information . Such other non-privileged information respecting the business, properties, condition or operations of the Company and its subsidiaries as may from time to time be reasonably requested by a Holder.

ARTICLE VIII

Miscellaneous

8.1.           Company Representation and Covenant . The Company qualifies as an “operating company” as defined in Department of Labor Regulation Section 2510.3-101 under the Employee Retirement Income Security Act of 1974 (“ERISA”), such that the assets of the Company will not be considered “plan assets” under ERISA. If at any time the Company ceases to qualify as such an “operating company,” the Company will use its best efforts to provide advance notice to any Holder that is an “employee benefit plan” under ERISA and will use its best efforts to seek an alternative exemption (including, at any such Holder’s request, assisting such Holder in the possible reduction of such Holder’s ownership interest in the Company) pursuant to which the assets of the Company will not be considered “plan assets” under ERISA.

26

ANNEX D-1

8.2. No Effect on Lending Relationship . Notwithstanding anything herein to the contrary, nothing in this Agreement shall affect, limit or impair the rights and remedies of any Holder or any of its Affiliates in its capacity as a lender (or as agent for the lenders) to the Company or its subsidiaries pursuant to any agreement under which the Company or any of its subsidiaries has borrowed money, guaranteed obligations or otherwise. Without limiting the generality of the foregoing, any such party, in exercising its rights as a lender (or agent), including making decisions whether to foreclose on any collateral security, will have no duty to consider (a) its status or the status of any of its Affiliates as a direct or indirect equity holder of the Company, (b) the best interests of the Company or any of its subsidiaries, or (c) any duty it may have to any other direct or indirect equity holder of the Company, except as may be required under the applicable loan documents or by applicable law.

8.3. Endorsement of Stock Certificates .. All certificates representing Shares owned by the Holder shall have conspicuously endorsed thereon a legend substantially as follows:

The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the “Act”), or applicable state securities laws and none of such securities, nor any interest therein, may be sold, transferred, assigned, made the subject of any security interest, or otherwise disposed of, without an effective registration statement for such securities under the Act and applicable state securities laws, or an opinion of counsel in form and substance satisfactory to the Company that registration is not required under the Act or such state securities laws.

The securities represented by this certificate are also subject to restrictions upon transfer pursuant to an agreement by and among the Company and the holders of its securities, as amended from time to time. A copy of this agreement may be obtained from the Company without charge upon the written request of the holder hereof.

8.4.           Entire Agreement . This Agreement represents the complete agreement among the Parties with respect to the subject matter hereof and supersedes all prior written or oral agreements and understandings with respect to the subject matter hereof.

8.5.           Headings; Pronouns . The headings in this Agreement have been inserted for convenience of reference only and shall not constitute a part of this Agreement. Whenever the context of this Agreement permits, the masculine gender shall include the feminine and neuter genders, and any reference to the singular or plural shall be interchangeable with the other.

8.6.           Severability . If any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith, and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any statute or rule of law shall not affect the validity or enforceability of any other provisions hereof.

8.7.           Adjustments . If there shall be any change in the stock of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, anti-dilution addition, combination or exchange of shares, or the like (any such event being an “Adjustment”), all of the terms and provisions of this Agreement shall apply to any new, additional or different shares or securities issued as a result of such Adjustment and the price and number of securities subject to the provisions hereof shall be adjusted accordingly.

8.8.           Notices . Notices under this Agreement shall be in writing and shall be given to the Parties at the addresses set forth on Exhibit A , or at such other address as any of the Parties may give notice pursuant to this Section 8.9; provided , however , that any such notice, if given by the Company, may be addressed to a Holder at the address set forth in the Company’s books. Any such notice addressed as provided herein shall be effective (i) if delivered by mail, when deposited in the United States mail (duly addressed with postage and fees prepaid, and registered or certified with return receipt requested), and the date of such deposit shall be conclusively determined by the postmark thereon; (ii) if delivered by courier, when timely delivered to a nationally recognized courier guaranteeing delivery, the date of such delivery; or (iii) if faxed, when faxed with transmission confirmed electronically. Each Holder hereby consents to receiving any notices of corporate action, including any notices of meetings or votes, by electronic transmission (including email).

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ANNEX D-1

8.9.           Binding Effect . This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, executors, legal representatives, administrators, successors and permitted assigns.

8.10.          Additional Parties; Joinder . Any party who acquires ownership of any of the Company’s Securities including, without limitation, any transferee by operation of law, shall automatically become a party to this Agreement, as a Holder, and shall confirm such fact by executing, upon request of any of the Parties, the addendum and joinder to this Agreement in the form attached hereto as Exhibit B . (For avoidance of doubt, the Company’s Securities, irrespective of what party holds them, shall at all times be subject to this Agreement, and the signing of the addendum and joinder as confirmation thereof shall not affect the effectiveness of this section.) The Company shall undertake not to issue any of its Securities except, if as a condition to such issuance, the transferee becomes a party to this Agreement as a Holder.

8.11.          Failure to Comply with the Provisions of this Agreement . In addition to any other legal or equitable remedies which it or they may have, the Company and any Holder may enforce their respective rights under any provision of this Agreement by actions for specific performance (to the extent permitted by law), and each party hereto acknowledges and agrees that the Parties will be irreparably damaged in the event that this Agreement is breached. Further, the Company may refuse to transfer on its books record ownership of Securities which shall have been sold or transferred in violation of this Agreement or to recognize any transferee as one of the Holders for any purpose (including without limitation for purposes of dividend and voting rights) until all applicable provisions of this Agreement have been complied with in full. All remedies provided by this Agreement are in addition to other remedies provided by law.

8.12.          Waiver, Amendment and Termination . The provisions of this Agreement may be amended or waived at any time only in a writing which is executed by the Company and the Holders of a majority of the Shares; provided , however , that any amendment or waiver that would (a) adversely affect the rights of a Holder in a manner that is adverse relative to the treatment of any other Holder holding the same class of equity, (b) adversely affect any rights personal (i.e. as indicated by reference to such Holder’s name) to any Holder, (c) affect or impose additional obligations of any type on any Holder, or (d) adversely affect a Holder’s rights or protections under Article I , Article IV , Article V , Article VI , Section 8.12 and Section 8.13 hereof, shall require the prior written consent of such Holder. After any amendment becomes effective, the Company shall promptly provide each Holder with a copy of the executed amendment. This Agreement shall terminate with respect to all Securities upon the earlier to occur of (x) the closing of a Qualified Public Offering, (y) the closing of a sale of all or substantially all of the assets or capital stock of the Company, and (z) the consummation of any transaction in accordance with the provisions of Article V hereof which results in a Sale of the Company.

8.13.          Counterparts . This Agreement may be executed in multiple signature pages and counterparts, each of which shall have the force and effect of an original and all of which together shall constitute but one and the same document.

8.14.          Consent to Jurisdiction and Venue . Any suit for the enforcement of this Agreement shall be brought in the courts of the State of Tennessee, County of Davidson, or any federal court sitting in the State of Tennessee, County of Davidson, and each Party consents to the exclusive jurisdiction of each such court and to service of process in any such suit being made upon the Company by mail at the address specified above. Each Party hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in any inconvenient court.

8.15.          Governing Law . This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee for all purposes and in all respects, without giving effect to the conflict of law provisions thereof.

[Remainder of page left blank intentionally.

Signature pages follow.]

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ANNEX D-1

[Signature Page to Shareholders Agreement of CEP, Inc.]

IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, under seal as of the date first set above.

COMPANY:

CEP, INC.

By:
Tena Mayberry, President

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ANNEX D-1

[Signature Page to Shareholders Agreement of CEP, Inc.]

IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, under seal as of the date first set above.

HOLDER:

Tena Mayberry, individually

30

ANNEX D-1

[Signature Page to Shareholders Agreement of CEP, Inc.]

IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, under seal as of the date first set above.

HOLDER:

Randy Butler, individually

31

ANNEX D-1

[Signature Page to Shareholders Agreement of CEP, Inc.]

IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, under seal as of the date first set above.

HOLDER:

Carter M. Fortune, individually

32

ANNEX D-1

[Signature Page to Shareholders Agreement of CEP, Inc.]

IN WITNESS WHEREOF, the undersigned have executed and delivered, or caused to be executed and delivered by their officers hereunto duly authorized, this Agreement, under seal as of the date first set above.

HOLDER:

14 West, LLC

By:
Carter M. Fortune, Managing Member

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ANNEX D-1

EXHIBIT A

TO SHAREHOLDERS AGREEMENT OF CEP, INC.

Holder’s Name	Holder’s Address for Notices	Shares (or % of All Shares Issued)

Tena Mayberry		46.0%

Randy Butler		32.1%

Carter M. Fortune (and/or his designee)		21.9%

TOTAL		100.0%

34

ANNEX D-1

EXHIBIT B

TO SHAREHOLDERS AGREEMENT OF CEP, INC.

[attached]

35

ANNEX D-1

ADDENDUM AND JOINDER

TO SHAREHOLDERS AGREEMENT OF CEP, INC.

The undersigned, a permitted transferee of certain securities issued by CEP, Inc., a Tennessee corporation (the “Corporation”), hereby executes this Addendum and Joinder for the purpose of becoming a party to and agreeing to assume all rights and liabilities and to be bound by and subject to all terms, conditions and restrictions of the Shareholders Agreement of CEP, Inc. dated _________________, 2012, as amended from time to time.

If transferee is an individual:

(signature)

Printed Name:

Date:

If transferee is an entity:

(signature of authorized person)

Printed Name:

Title:

Date:

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ANNEX D-2

FIRST AMENDMENT

TO PREFERRED STOCK PURCHASE

AND ROLLOVER CONTRIBUTION AGREEMENT

THIS FIRST AMENDMENT TO PREFERRED STOCK PURCHASE AND ROLLOVER CONTRIBUTION AGREEMENT (“ Amendment ”) dated and made effective as of August ______, 2012 (the “ Amendment Effective Date ”), is made and entered into on the terms and conditions hereinafter set forth, by and among—

(i) CARTER M. FORTUNE, a natural person and resident of the State of Florida; 14 WEST, LLC, an Indiana limited liability company; and CARTER M. FORTUNE LIVING TRUST u/t/a dated September 14, 2011, as amended from time to time, a trust formed under the laws of the State of Florida (collectively, and jointly and severally, the “Seller”); and

(ii) CEP, INC., a Tennessee corporation (“CEP”).

RECITALS:

A. CEP and Seller entered into that certain Preferred Stock Purchase and Rollover Contribution Agreement dated as of March 26, 2012 (together with all amendments thereto, including this First Amendment, the “ Agreement ”; capitalized terms used but not otherwise defined herein have the same meanings as in the Agreement).

B. Pursuant to the Agreement, Seller has agreed to sell to CEP the Preferred Stock and contribute to CEP the Rollover Common Stock in connection with (and as a condition to CEP closing) the Merger, subject to the terms, conditions, and contingencies set forth in the Agreement.

C. Pursuant to the Agreement, CEP agreed to issue to Seller (in such amounts and to such persons or entities as designated by Seller) the number of common shares of CEP equal to 21.9% of the total outstanding and issued shares of CEP at and as of the Closing Date.

D. The parties desire to amend the Agreement on the terms and conditions set forth herein.

AGREEMENTS:

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Agreement .

(a) Section 2.2 of the Agreement is hereby amended and restated in its entirety as follows:

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ANNEX D-2

2.2 Consideration; Terms of Purchase

CEP agrees to purchase the Preferred Stock at a purchase price of $44.9051252 per share for the aggregate purchase price amount of Thirteen Million Three Hundred Thousand and 00/100 Dollars ($13,300,000.00) (“Purchase Price”). At the closing date of the Merger (“Closing”), CEP will, immediately prior to the closing and effectiveness of the Merger contemplated therein purchase the Preferred Stock by delivering (i) Six Million and No/100 Dollars ($6,000,000.00) by wire transfer of immediately available funds to a bank account designated by Seller and (ii) a promissory note executed and delivered by CEP, payable to the order of Carter M. Fortune, individually, in the principal amount of Seven Million Three Hundred Thousand and No/100 Dollars ($7,300,000.00), which promissory note shall be fully subordinated in right of payment and priority to CEP’s senior lender(s). Seller hereby agrees that the delivery of the subordinated promissory note payable to the order of Carter M. Fortune individually is to the direct benefit and interest of every Seller hereunder, and each Seller hereby consents thereto.

(b) Section 5.5 is hereby amended to eliminate Seller’s obligation to subscribe for shares of CEP’s common stock. Section 2.4(a)[v], with respect to the requirement of Seller to deliver the Shareholders Agreement executed by Seller, is hereby deleted. Notwithstanding the foregoing, and for avoidance of doubt, the joint and several obligation of each Seller party to deliver the certificates evidencing the Preferred Stock and the Rollover Common Stock to CEP at the Closing, pursuant to Sections 2.4(a)[i] and 2.4(a)[ii], remains in force and in effect and is not intended to be modified hereby.

(c) Section 2.4(b) of the Agreement is hereby amended such that CEP shall deliver to Seller at the Closing only the following: [i] the Purchase Price as described in Section 2.2 above, and [ii] a certificate executed by CEP as to the accuracy of its representations and warranties as of the date of this Agreement and as of the Closing and as to its compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing. Accordingly, Sections 2.4(b)[iii] and 2.4(b)[iv], with respect to CEP’s requirement to deliver to Seller both the signed Shareholders Agreement and the shares of common stock that were to be issuable to Seller by CEP, are both hereby deleted.

(d) For avoidance of doubt, and in consideration of the modifications to the Agreement effected by this Amendment, the parties hereto agree that, at and as of the Closing, Seller (i) will not be a shareholder of CEP; (ii) will not be issued any common stock or other equity of CEP; and (iii) will not be a party to the Shareholders Agreement, which was attached as Exhibit B to the Agreement. The corresponding obligations of CEP to issue any common stock or other equity of CEP to Seller are hereby eliminated, and the Agreement is deemed amended accordingly.

2. Continued Effectiveness .. Except as otherwise expressly provided herein, the Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date, all references in the Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import referring to the Agreement shall mean the Agreement as amended by this Amendment. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, and the parties acknowledge and agree that any reference in any of such items to the Agreement shall be sufficient to refer to the Agreement as amended hereby. Furthermore, the parties hereto acknowledge, agree, and affirm that the parties’ respective obligations to perform the Agreement, as amended hereby, is conditioned on the closing and effectiveness of the Merger and, thus, is subject indirectly to those certain closing conditions as set forth in the Merger Agreement. Furthermore, Seller represents and warrants that each party identified as Seller in the preamble above presently constitutes and will constitute at the Closing, collectively, all of the record and beneficial holders of the Preferred Stock and the Rollover Common Stock.

2

ANNEX D-2

3. Counterparts; Delivery by Facsimile Transmission . This Amendment may be executed by each party upon a separate copy or separate signature pages, and any combination of separate copies executed by all parties or including signature pages so executed will constitute a single counterpart of this Amendment. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument. It will not be necessary, in proving this Amendment in any proceeding, to produce or account for more than one counterpart of this Amendment.

4. Miscellaneous .. This Amendment shall be governed by and construed in accordance with the domestic laws of the State of Tennessee without giving effect to any choice or conflict of law provision or rule (whether of the State of Tennessee or any other jurisdiction) that would result in the application of the laws of any jurisdiction other than the State of Tennessee. The headings in this Amendment are for convenience of reference only and shall not be construed as amplifying, limiting or otherwise affecting the substantive provisions hereof. All provisions of the Agreement and this Amendment will bind and inure to the benefit of the parties to the Agreement and the Amendment and their respective heirs, personal representatives, successors and assigns, whether so expressed or not.

[Remainder of this page is intentionally blank. Signature pages follow.]

3

ANNEX D-2

[Signature Page No. 1 of 4 to

First Amendment to Preferred Stock Purchase Agreement

and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

CEP, INC.

By:
Tena Mayberry, President

STATE OF TENNESSEE	)
	)	:ss
COUNTY OF WILLIAMSON	)

The foregoing instrument was acknowledged before me this ________ day of ________, 2012, by Tena Mayberry, the President of CEP, Inc., a Tennessee corporation, on behalf of the corporation.

Notary Public

My Commission expires:

4

ANNEX D-2

[Signature Page No. 2 of 4 to

First Amendment to Preferred Stock Purchase Agreement

and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

Carter M. Fortune, an individual residing in the
State of Florida

STATE OF FLORIDA	)
	)	:ss
COUNTY OF _____________________	)

The foregoing instrument was acknowledged before me this ________ day of ________, 2012, by Carter M. Fortune.

Notary Public

My Commission expires:

5

ANNEX D-2

[Signature Page No. 3 of 4 to

First Amendment to Preferred Stock Purchase Agreement

and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

14 WEST, LLC

By:
Carter M. Fortune, Managing Member

STATE OF FLORIDA	)
	)	:ss
COUNTY OF _____________________	)

The foregoing instrument was acknowledged before me this ________ day of ________, 2012, by Carter M. Fortune, the Managing Member of 14 West, LLC, an Indiana limited liability company, on behalf of the limited liability company.

Notary Public

My Commission expires:

6

ANNEX D-2

[Signature Page No. 4 of 4 to

First Amendment to Preferred Stock Purchase Agreement

and Rollover Contribution Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and date first above written.

CARTER M. FORTUNE LIVING TRUST

By:
Carter M. Fortune, Trustee

STATE OF FLORIDA	)
	)	:ss
COUNTY OF _____________________	)

The foregoing instrument was acknowledged before me this ________ day of ________, 2012, by Carter M. Fortune, the Trustee of the Carter M. Fortune Living Trust, u/t/a dated September 14, 2011, as amended from time to time, a trust formed under the laws of the State of Florida, on behalf of the trust.

Notary Public

My Commission expires:

7

ANNEX D-3

ROLLOVER CONTRIBUTION AGREEMENT

Effective as of March 26, 2012

Reference is made to that certain Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the “Merger Agreement ”), by and among Fortune Industries, Inc., an Indiana corporation (the “Company ”), CEP, Inc., a Tennessee corporation (“Parent”), and CEP Merger Sub, Inc., a Tennessee corporation and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, on the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company and the Company, as the surviving corporation, will become a wholly-owned subsidiary of Parent (the “Merger”). Capitalized terms used and not defined herein have the meanings set forth in the Merger Agreement.

The undersigned individuals set forth on Schedule A hereto (the “Rollover Holders”) hereby commit to effect the contribution of all of their shares of Company Common Stock set forth opposite his or her name on Schedule A hereto (as applicable, the “Rollover Shares”) to Parent on the terms and subject to the conditions herein. In exchange for the contribution of the Rollover Shares, each Rollover Holder shall receive shares of common stock of Parent (“Parent Common Stock”) as further described below. The rollover contributions described herein are subject to all conditions to the Merger set forth in the Merger Agreement having been satisfied not later than the time of such contribution or, to the extent not satisfied, having been waived by Parent.

Upon the contribution of the Rollover Shares as contemplated herein, Parent shall cause the following to occur, successively, in the order described: (i) the issuance of Parent Common Stock to the Rollover Holders (as identified on Schedule A hereto) in exchange for the Rollover Shares and (ii) the Merger to be consummated pursuant to the terms and conditions of the Merger Agreement. Each Parent Rollover Holder (on his or her own behalf) hereby (i) represents and warrants that he or she has the power and authority to make the contribution contemplated by this letter agreement and to satisfy his or her obligations under this letter agreement; (ii) represents and warrants that he or she owns the Rollover Shares set forth opposite his or her name on Schedule A , beneficially and of record, and he or she has good and valid title to such shares, free and clear of all liens, claims, or other encumbrances; (iii) agrees that he or she will become a party to, and be bound by, at and as of the Effective Time, the CEP Shareholders Agreement (in the form attached to that certain Preferred Stock Purchase and Rollover Contribution Agreement of even date herewith to which Parent and the majority shareholder of Company are parties); (iv) agrees that he or she will not transfer any Rollover Shares in each case prior to the Effective Time.

This commitment will be effective as a binding agreement upon the acceptance of the terms and conditions of this letter agreement and will expire upon the termination of the Merger Agreement in accordance with its terms. Nothing in this letter agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any person or entity other than Parent. The provisions of this letter agreement contain the entire agreement of Parent and the Rollover Holders with respect to the subject matter hereof and supersede any prior written or oral agreements or understandings of Parent and the Rollover Holders with respect to the subject matter hereof. This letter agreement may be executed by facsimile or via email as a portable document format (.pdf) and in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement. This letter agreement shall be binding upon and inure to the benefit of Parent and the Rollover Holders and their respective successors and assigns, but shall not be assignable by (i) Parent without the prior written consent of the Rollover Holders or (ii) the Rollover Holders without the prior written consent of Parent. This letter agreement, or any term or condition hereof, may be modified or waived only by a separate writing signed by Parent and the Rollover Holders so affected by such amendment. Each of the parties hereto waives any right it may have to trial by jury in respect of any litigation based on, arising out of, under or in connection with this letter agreement or ay course of conduct, course of dealing, verbal or written statement or action of any party hereto. This letter agreement shall be governed by and construed in accordance with the internal laws of the State of Tennessee, without giving effect to any choice of law or conflict or law rules or provisions. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of Tennessee Delaware and the United States District Court for the Middle District of Tennessee in any action or proceeding arising out of or relating to this letter agreement.

[Signature page follows.]

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ANNEX D-3

[Signature Page for Letter Agreement between CEP, Inc.,

Tena Mayberry, and Randy Butler]

Please indicate agreement with the foregoing by signing in the space provided below. Upon signing, this letter agreement will be effective as of the date first written above.

PARENT:

CEP, INC.

By:	/s/ Tena Mayberry
Tena Mayberry, President

ROLLOVER HOLDERS:

/s/ Tena Mayberry
Tena Mayberry, individually

/s/ Randy Butler
Randy Butler, individually

2

ANNEX D-3

SCHEDULE A

TO ROLLOVER CONTRIBUTION AGREEMENT

Name of Rollover Holder	Number of Shares of Company Common Stock Being Contributed to CEP, Inc.	Number of shares of common stock of CEP, Inc. being received in exchange for the contribution (or percentage of all shares issued and outstanding)

Tena Mayberry	50,000	46%
Randy Butler	30,000	32.1%

(The parties hereto acknowledge and agree that Carter M. Fortune or his designee(s) will be issued 21.9% of the issued and outstanding common stock of CEP, Inc. immediately prior to the Effective Time of the Merger.)

3

ANNEX E

SECTION 23-1-44 OF THE INDIANA BUSINESS CORPORATION LAW

IC 23-1-44

Chapter 44. Dissenters' Rights

IC 23-1-44-1

"Corporation" defined

Sec. 1. As used in this chapter, "corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-2

"Dissenter" defined

Sec. 2. As used in this chapter, "dissenter" means a shareholder who is entitled to dissent from corporate action under section 8 of this chapter and who exercises that right when and in the manner required by sections 10 through 18 of this chapter.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-3

"Fair value" defined

Sec. 3. As used in this chapter, "fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-4

"Interest" defined

Sec. 4. As used in this chapter, "interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-4.5

"Preferred shares" defined

Sec. 4.5. As used in this chapter, "preferred shares" means a class or series of shares in which the holders of the shares have preference over any other class or series with respect to distributions.

As added by P.L.133-2009, SEC.38.

IC 23-1-44-5

"Record shareholder" defined

Sec. 5. As used in this chapter, "record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent that treatment as a record shareholder is provided under a recognition procedure or a disclosure procedure established under IC 23-1-30-4.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-6

"Beneficial shareholder" defined

Sec. 6. As used in this chapter, "beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder.

As added by P.L.149-1986, SEC.28.

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ANNEX E

IC 23-1-44-7

"Shareholder" defined

Sec. 7. As used in this chapter, "shareholder" means the record shareholder or the beneficial shareholder.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-8

Right to dissent and obtain payment for shares

Sec. 8. (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:

(1) Consummation of a plan of merger to which the corporation is a party if:

(A) shareholder approval is required for the merger by IC 23-1-40-3 or the articles of incorporation; and

(B) the shareholder is entitled to vote on the merger.

(2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.

(3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale.

(4) The approval of a control share acquisition under IC 23-1-42.

(5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

(b) This section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were a covered security under Section 18(b)(1)(A) or 18(b)(1)(B) of the Securities Act of 1933, as amended.

(c) The articles of incorporation as originally filed or any amendment to the articles of incorporation may limit or eliminate the right to dissent and obtain payment for any class or series of preferred shares. However, any limitation or elimination contained in an amendment to the articles of incorporation that limits or eliminates the right to dissent and obtain payment for any shares:

(1) that are outstanding immediately before the effective date of the amendment; or

(2) that the corporation is or may be required to issue or sell after the effective date of the amendment under any exchange or other right existing immediately before the effective date of the amendment; does not apply to any corporate action that becomes effective within one (1) year of the effective date of the amendment if the action would otherwise afford the right to dissent and obtain payment.

(d) A shareholder:

(1) who is entitled to dissent and obtain payment for the shareholder's shares under this chapter; or

(2) who would be so entitled to dissent and obtain payment but for the provisions of subsection (b); may not challenge the corporate action creating (or that, but for the provisions of subsection (b), would have created) the shareholder's entitlement.

(e) Subsection (d) does not apply to a corporate action that was approved by less than unanimous consent of the voting shareholders under IC 23-1-29-4.5(b) if both of the following apply:

(1) The challenge to the corporate action is brought by a shareholder who did not consent and as to whom notice of the approval of the corporate action was not effective at least ten (10) days before the corporate action was effected.

(2) The proceeding challenging the corporate action is commenced not later than ten (10) days after notice of the approval of the corporate action is effective as to the shareholder bringing the proceeding.

As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987,

SEC.19; P.L.133-2009, SEC.39.

2

ANNEX E

IC 23-1-44-9

Dissenters' rights of beneficial shareholder

Sec. 9. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

(b) A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if:

(1) the beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(2) the beneficial shareholder does so with respect to all the beneficial shareholder's shares or those shares over which the beneficial shareholder has power to direct the vote.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-10

Proposed action creating dissenters' rights; notice

Sec. 10. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter.

(b) If corporate action creating dissenters' rights under section 8 of this chapter is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 12 of this chapter.

As added by P.L.149-1986, SEC.28. Amended by P.L.107-198, SEC.20.

IC 23-1-44-11

Proposed action creating dissenters' rights; assertion of dissenters' rights

Sec. 11. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:

(1) must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated;

and

(2) must not vote the shareholder's shares in favor of the proposed action.

(b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-12

Dissenters' notice; contents

Sec. 12. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 11 of this chapter.

(b) The dissenters' notice must be sent no later than ten (10) days after approval by the shareholders, or if corporate action is taken without approval by the shareholders, then ten (10) days after the corporate action was taken. The dissenters' notice must:

(1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;

(2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

3

ANNEX E

(3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and

(5) be accompanied by a copy of this chapter.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-13

Demand for payment and deposit of shares by shareholder

Sec. 13. (a) A shareholder sent a dissenters' notice described in IC 23-1-42-11 or in section 12 of this chapter must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice under section 12(b)(3) of this chapter, and deposit the shareholder's certificates in accordance with the terms of the notice.

(b) The shareholder who demands payment and deposits the shareholder's shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

(c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter and is considered, for purposes of this article, to have voted the shareholder's shares in favor of the proposed corporate action.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-14

Uncertificated shares; restriction on transfer; dissenters' rights

Sec. 14. (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 16 of this chapter.

(b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-15

Payment to dissenter

Sec. 15. (a) Except as provided in section 17 of this chapter, as soon as the proposed corporate action is taken, or, if the transaction did not need shareholder approval and has been completed, upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 13 of this chapter the amount the corporation estimates to be the fair value of the dissenter's shares.

(b) The payment must be accompanied by:

(1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

(2) a statement of the corporation's estimate of the fair value of the shares; and

(3) a statement of the dissenter's right to demand payment under section 18 of this chapter.

As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987, SEC.21.

IC 23-1-44-16

Failure to take action; return of certificates; new action by corporation

Sec. 16. (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

4

ANNEX E

(b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 12 of this chapter and repeat the payment demand procedure.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-17

Withholding payment by corporation; corporation's estimate of fair value; after-acquired shares

Sec. 17. (a) A corporation may elect to withhold payment required by section 15 of this chapter from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

(b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares and a statement of the dissenter's right to demand payment under section 18 of this chapter.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-18

Dissenters' estimate of fair value; demand for payment; waiver

Sec. 18. (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment under section 15 of this chapter), or reject the corporation's offer under section 17 of this chapter and demand payment of the fair value of the dissenter's shares, if:

(1) the dissenter believes that the amount paid under section 15 of this chapter or offered under section 17 of this chapter is less than the fair value of the dissenter's shares;

(2) the corporation fails to make payment under section 15 of this chapter within sixty (60) days after the date set for demanding payment; or

(3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

(b) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for the dissenter's shares.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-19

Court proceeding to determine fair value; judicial appraisal

Sec. 19. (a) If a demand for payment under IC 23-1-42-11 or under section 18 of this chapter remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

(b) The corporation shall commence the proceeding in the circuit or superior court of the county where a corporation's principal office (or, if none in Indiana, its registered office) is located. If the corporation is a foreign corporation without a registered office in Indiana, it shall commence the proceeding in the county in Indiana where the registered office of the domestic corporation merged with or whose shares were  acquired by the foreign corporation was located.

(c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

(d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

(e) Each dissenter made a party to the proceeding is entitled to judgment:

(1) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or

5

ANNEX E

(2) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 17 of this chapter.

As added by P.L.149-1986, SEC.28.

IC 23-1-44-20

Costs; fees; attorney's fees

Sec. 20. (a) The court in an appraisal proceeding commenced under section 19 of this chapter shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against such parties and in such amounts as the court finds equitable.

(b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 10 through 18 of this chapter; or

(2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

As added by P.L.149-1986, SEC.28.

6

ANNEX F

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-K

☑	ANNUAL REPORT UNDER SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

☐	TRANSITION REPORT UNDER SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the period from	July 1, 2011	to	June 30, 2012

Commission file number: 1-32543

Fortune Industries, Inc.

(Exact name of registrant as specified in its charter)

Indiana	20-2803889
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

6402 Corporate Drive, Indianapolis, Indiana	46278
(Address of principal executive offices)	(Zip Code)

(317) 532-1374

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock ($0.10 par value per share) (“Common Stock”);	NYSE Amex
(Title of Class)	(Name of Exchange on Which Registered)

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

Yes ☐ No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.

Yes ☐ No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes No ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company (as defined in Rule 12b-2 of the Exchange Act).

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act). Yes ☐ No

1

ANNEX F

As of December 31, 2011, the last business day of the registrant’s most recently completed second fiscal quarter, the aggregate market value of the registrant’s Common Stock and Preferred Stock held by non-affiliates, based upon the closing price per share for the registrant’s common stock as reported on the NYSE Amex, was approximately $2.2 million.

The number of shares of the registrant’s Common Stock, outstanding as of September 24, 2012 was 12,287,290. The number of shares of the registrant’s Preferred Stock, outstanding as of September 24, 2012 was 296,180.

For the purpose of calculating the aggregate market value of the Company’s Common Stock held by non-affiliates, the Company utilized the definition of “affiliates” provided by Rule 12b-2 of the Exchange Act. In applying that definition, the Company has considered all individual members of the “Control Group” as designated in the Schedule 13D filed by the Company on August 7, 2000 and on any amendments thereto to be affiliates, as well as all then current directors and officers. As used for purposes of determining the aggregate market value of the Voting Common Stock held by non-affiliates, “beneficial ownership” of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this calculation, a person is deemed to have beneficial ownership of any security that such person had the right to acquire within 60 days after December 31, 2011. The Company then multiplied the beneficial ownership of the non-affiliates by the closing price of the Company’s Common Stock, as of the date stated above, to derive the market value, or ‘float.’

DOCUMENTS INCORPORATED BY REFERENCE

None.

2

ANNEX F

3

ANNEX F

PART I

Item 1. Business

General

Fortune Industries, Inc. is a holding company of providers of full service human resources outsourcing services through co-employment relationships with the company’s clients. The terms “we,” “our,” “us,” “the Company,” and “management” as used herein refers to Fortune Industries, Inc. and its subsidiaries unless the context otherwise requires.

Our operations are largely decentralized from the corporate office. Autonomy is given to subsidiary entities, and there are few integrated business functions (i.e. , marketing, purchasing and accounting ). Day-to-day operating decisions are made by subsidiary management teams. Our corporate management team assists in operational decisions when deemed necessary, selects subsidiary management teams and handles capital allocation among our operations.

We were incorporated in the state of Delaware in 1988, restructured in 2000 and re-domesticated to the state of Indiana in May 2005. Prior to 2001, we conducted business mainly in the entertainment industry.

Recent Developments

On January 15, 2010, the Company entered into a Settlement Agreement with its Chief Executive Officer John F. Fisbeck which included (a) immediate resignation of Mr. Fisbeck as CEO of the company, (b) immediate resignation of Mr. Fisbeck from the Company’s board of directors, and (c) waiver of certain severance payments included in is current Employment Agreement.

On January 15, 2010, our Board of Directors appointed Tena Mayberry to the position of Chief Executive Officer of the Company. Ms. Mayberry replaced John F. Fisbeck as the Company’s Chief Executive Officer.

Operations

The Company’s operations are comprised of Professional Employer Organizations (PEOs) which provide full-service human resources outsourcing services primarily through co-employment relationships with their clients. These PEOs include Professional Staff Management, Inc. and related entities (“PSM”); CSM, Inc. and related subsidiaries (“CSM”); and Employer Solutions Group, Inc. and related subsidiaries (“ESG”).

The licensed PEOs bill their clients under Professional Services Agreements. The billing includes amounts for the client’s gross wages, payroll taxes, employee benefits, workers’ compensation insurance and an administration fee. The administration fee charged by the PEOs is typically a blend of a percentage of the gross payroll and a flat fee per employee per pay period and is sufficient to allow the companies to provide payroll administration services, human resources consulting services, worksite safety training, and employment regulatory compliance for no additional fees.

The component of the administration fee related to administration varies, in part, according to the size of the client, the amount and frequency of payroll payments and the delivery method of such payments. The component of the administration fee related to health, workers’ compensation and unemployment insurance is based, in part, on the client’s historical claims experience. Charges by the PEOs are invoiced along with each periodic payroll delivered to the client.

Through the co-employment contractual relationship, the PEOs become the statutory employer and, as such, all payroll-related taxes are filed on these PEOs’ federal, state, and local tax identification numbers. The clients are not required to file any payroll related taxes on their own behalf. The calculations of amounts the PEOs owe and pay the various government and employment insurance vendors are based on the experience levels and activity of the PEOs.

Customers

Customers represent a wide variety of industries including healthcare, professional services, software development, manufacturing, logistics, telemarketing and construction. Combined, these organizations provide co-employment services to over 13,500 employees in 47 states. Management’s focus is on providing PEO services to small and medium-sized businesses with 10 to 1,000 employees. While worksite employees are located throughout the United States, the client operations are primarily headquartered in Utah, Colorado, Arizona, Indiana, and Tennessee.

Competition

The Company competes with other PEOs, third-party payroll processing and human resources consulting companies, and in-house human resources divisions. The PEO industry is highly fragmented between local, regional and national PEO operators.

4

ANNEX F

Vendor Relationships

The PEOs provide employee benefits to worksite employees under arrangements with a variety of vendors. These PEOs provide group health insurance coverage to the customers’ worksite employees through Humana, United Healthcare Networks and various other fully-insured policies or service contracts.

The PEOs also provide collateralized high deductible workers compensation insurance coverage for our customers’ worksite employees through Liberty Mutual (“Liberty”) and Lumberman’s Underwriting Alliance (“LUA”) and various other fully insured policies. Under the Liberty policy, the PEOs are liable for the first $250,000 of claims per accident with a $2.0 million annual corporate aggregate. Under the LUA policy, the PEOs are liable for the first $350,000 of claims per accident. The LUA policy has no aggregate coverage.

Industry Regulation

Numerous federal and state laws and regulations relating to employment matters, benefit plans and employment taxes affect the operations of the Company or specifically address issues associated with co-employment. Many of these federal and state laws were enacted before the development of non-traditional employment relationships, such as professional employer organizations, temporary employment and other employment-related outsourcing arrangements and, therefore, do not specifically address the obligations and responsibilities of a professional employer organization.

Other federal and state laws and regulations are relatively new, and administrative agencies and federal and state courts have not yet interpreted or applied these regulations to the Company’s business or its industry. The development of additional regulations and interpretation of those regulations can be expected to evolve over time. In addition, from time to time, states have considered, and may in the future consider, imposing certain taxes on gross revenues or service fees of the Company and its competitors.

Many states have passed laws that have licensing, registration or other regulatory requirements for professional employer organizations and several other states are currently considering similar regulations. Such laws vary from state to state, but generally codify the requirements that a professional employer organization must reserve a right to hire, terminate and discipline client employees and secure workers’ compensation insurance coverage. The Company delegates or assigns such rights to the client where allowed under state law. The laws also generally provide for monitoring the fiscal responsibility of professional employer organizations and, in many cases, the licensure of the controlling officers of the professional employer organization.

In addition, some states through legislative or other regulatory action may propose to modify the manner in which the Company is allowed to provide services to its clients. Such regulatory action could increase the administrative cost associated with providing such services.

ERISA Requirements

Employee pension and welfare benefit plans are also governed by the Employee Retirement Income Security Act (ERISA). ERISA defines an “employer” as “any person acting directly as an employer, or indirectly in the interest of an employer, in relation to an employee benefit plan.” ERISA defines the term “employee” as “any individual employed by an employer.” The courts have held that the common law test of employment must be applied to determine whether an individual is an employee or an independent contractor under ERISA. However, in applying that test, control and supervision are less important for ERISA purposes when determining whether an employer has assumed responsibility for an individual’s benefits status. A definitive judicial interpretation of “employer” in the context of a professional employer organization or employee leasing arrangement has not been established.

If the Company were found not to be an employer for ERISA, Code purposes, or the tax qualification requirements of the Code, the Company would be subject to liabilities, including penalties, with respect to its cafeteria benefits plan for failure to withhold and pay taxes applicable to salary deferral contributions by its clients’ employees. In addition, as a result of such a finding, the Company and its plans would not enjoy, with respect to client employees, the preemption of state laws provided by ERISA and could be subject to varying state laws and regulation, as well as to claims based upon state common laws.

Government Regulation

The PEOs are subject to various federal, state and local laws and regulations pertaining to various employee benefit plans, employee retirement plans (such as the 401(k)), Section 125 cafeteria plans, group health plans, welfare benefit plans and health care flexible spending accounts.

The federal, state, and local regulations also apply to the payment of taxes based upon wages paid to the employees through the payroll process. These taxes include the withholding of income tax, obligations under the Federal Income Contribution Act (“FICA”) which includes both Social Security and Medicare taxes, the Federal Unemployment Tax Act (“FUTA”) and the State Unemployment Tax Act (“SUTA”).

5

ANNEX F

In addition, compliance with COBRA, HIPAA and ERISA (for employee benefit plans sponsored solely by our PEOs) regulations are required. Certain states also have varying regulations regarding licensing, registration or certification requirements for PEOs.

Healthcare Reform Legislation

The Patient Protection and Affordable Care Act (“PPACA”) became law on March 23, 2010 and amended on March 30, 2010 by the Health Care and Education Reconciliation Act of 2010 (the “Reconciliation Act”).  The PPACA and Reconciliation Act (collectively the “Act”) set forth a number of health care reforms, effective between 2010 through 2018.  Until more guidance and information relating to employer responsibilities is determined, the full effect of the Act upon the Company and its customers is unknown at this time.  However, we believe that we will be able to provide a valuable service for our existing and potential customers by providing the necessary expertise to ensure compliance with the new regulations, because most of our customer base consists of small to medium-sized businesses without the in-house proficiency to do so.

Our initial interpretations of the Act include certain requirements that we anticipate to materially affect the Company.  The most immediate provision, effective in 2010, enables eligible small business to receive a tax credit for offering health care coverage to employees.  The Act does not expressly address whether small business that are in co-employer relationships with a PEO would receive these tax credits, but discussion in the Congressional Record leads us to believe our qualifying customers and potential customers would be entitled to such tax credits.

The Act contains a number of mandates for health insurance plans to be implemented starting in 2011.  The Company’s cost of implementing the necessary changes has been passed through to some customers, which may affect our ability to attract and retain customers.  If we are unable to pass those increases along to our customers for any reason, such as contractual obligations, the increases may negatively impact the Company’s earnings.

For 2012, the Act requires a mandatory new Form W-2 reporting requirement for informational purposes only that was optional in 2011. This change has not had an adverse impact on our client relationships or operations and the cost to implement this requirement has been minimal.

The Act provides for the establishment of state insurance exchanges effective in 2014, which would make health insurance available to individuals and small employers with 100 or less employees.  Tax credits and subsidies will be provided to eligible small businesses, as well as individuals who purchase health insurance through the state insurance exchanges.  Employers with at least 50 full-time employees will incur penalties if they fail to offer the minimal essential coverage as defined in the Act to eligible employees.

The Act includes an excise tax provision which levies a 40% nondeductible tax to the employer on the annual value of health plan costs for employees that exceed $10,200 for single coverage or $27,500 for family coverage in 2018.  The effect this tax will have on the Company and our customers will depend on the benefit plans offered to our customers’ employees.  We believe our expertise will allow us to provide guidance to our customers on the best ways to avoid incurring any such excise taxes.

At this time, we do not know what effect, if any, the Act will have on our business.  The overall interpretation and implementation of the requirements in the Act will likely be determined by future guidance from various governmental entities. Based on our initial research and interpretations, and due to the scheduled implementation of the provisions of the Act, we do not expect the Act to have a material adverse impact on our results of operations in 2013.

Employees

As of June 30, 2012, we employed approximately 96 full-time employees. Additionally, within the PEOs, we had approximately 13,500 co-employees under customer-contract relationships. Our in-house staff is supplemented with contract personnel on an as-needed basis. Management believes that its relationships with its employees are generally satisfactory.

Additional information with respect to the Company’s businesses

Our common stock is traded on the NYSE Amex under the symbol “FFI”. We maintain a website ( http://www.ffi.net ) where our annual reports, certain corporate governance documents, press releases, interim shareholder reports and links to our subsidiaries’ websites can be found. The Company’s periodic reports filed with the SEC, which include Form 10-K’s, Form 10-Q’s, Form 8-K’s and amendments thereto, are included on our website and may be accessed by the public free of charge from the SEC and through the Company. Electronic copies of these reports can be accessed at the SEC’s website ( http://www.sec.gov ) and indirectly through our website ( http://www.ffi.net ). Copies of these reports may also be obtained, free of charge, upon written request to the Company’s principal executive office at: Fortune Industries, Inc., 6402 Corporate Drive, Indianapolis, IN 46278, Attn: Corporate Secretary (1-317-532-1374) or may be obtained from the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549 (1-800-SEC-0330).

6

ANNEX F

Item 1A. Risk Factors

Our businesses are subject to a variety of risks and uncertainties which are described below. These risks and uncertainties are not the only ones we face. Additional risks and uncertainties not described or not known to management of the Company may also impair business operations. If any of the following risks actually occur, our business, financial condition and results of operations could be materially and adversely affected.

We could have unfavorable workers’ compensation claim experiences.

The PEOs calculate reserves for workers’ compensation claims by estimating unpaid losses and loss expenses with respect to claims occurring on or before the balance sheet date, and in certain instances, we carry high deductibles on these policies. Such estimates include provisions for reported claims and provisions for incurred-but-not-reported claims. The estimates of unpaid losses are established and continually reviewed by the Company using a variety of statistical and analytical techniques. Reserve estimates reflect past claims experience, currently known factors and trends and estimates of future claim trends. We cannot be certain that future claims will be consistent with past experience.

We could face additional liability for worksite employee payroll and benefits costs.

Under our customer service agreements, we become a co-employer of worksite employees and assume the obligations to pay the salaries, wages and related benefits costs and payroll taxes of such worksite employees. Our obligations include responsibility for:

▪	payment of the salaries and wages for work performed by worksite employees, regardless of whether the client timely pays us the associated service fee; and

▪	providing benefits to worksite employees even if our costs to provide such benefits exceed the fees the client pays us.

If a client does not pay us, or if the costs of benefits we provide to worksite employees exceed the fees a client pays us, our ultimate liability for worksite employee payroll and benefits costs could have a material adverse effect on our financial condition or results of operations.

We may face operational challenges as a result of changes in federal, state and local regulations.

As a major employer, our operations are affected by numerous federal, state and local laws and regulations relating to labor, tax and employment matters. By entering into a co-employer relationship with employees of our clients, we assume certain obligations and responsibilities of an employer under these laws. However, many of these laws (such as ERISA and federal and state employment tax laws) do not specifically address the obligations and responsibilities of non-traditional employers such as PEOs, and the definition of “employer” under these laws is not uniform. In addition, some of the states in which we operate have not addressed the PEO relationship for purposes of compliance with applicable state laws governing the employer/employee relationship. Any adverse application of these other federal or state laws to the PEO relationship with our worksite employees could have a material adverse effect on our results of operations or financial condition. However, due to the strong legislative efforts of the National Association of Professional Employer Organizations (NAPEO), much of this risk is being mitigated, as NAPEO has put in place in many states, via legislation, regulations that satisfy most state legislatures. These self-imposed industry regulations also help to clarify or define the PEO co-employment relationship in various areas of state employment law and have greatly reduced the risk of legislative change negatively affecting PEOs at the state level.

While some states do not explicitly regulate PEOs, many states have passed or may be considering passing laws that have licensing or registration requirements for PEOs. Such laws vary from state to state, but generally provide for monitoring the fiscal responsibility of PEOs, and in some cases codify and clarify the co-employment relationship for unemployment, workers’ compensation and other purposes under state law. While we generally support licensing regulation because it serves to validate the PEO relationship, we typically satisfy licensing requirements or other applicable regulations for the states we currently operate in. However, there can be no assurance that we will be able to obtain licenses in all states.

We may face additional liabilities as a result of increases in unemployment tax rates and taxable wage thresholds.

We record our state unemployment tax expense based on taxable wages and tax rates assigned by each state. State unemployment tax rates and taxable wage thresholds vary by state and are determined, in part, based on prior years’ compensation experience in each state. Should our claim experience increase, our unemployment tax rates could increase. In addition, states have the ability under law to increase unemployment tax rates and taxable wage thresholds to cover deficiencies in the unemployment tax fund. Some states have implemented retroactive cost increases. Some client contractual arrangements limit our ability to incorporate such increases into service fees, which could result in a delay before such increases could be reflected in service fees.

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ANNEX F

Our results of operations could be adversely affected as a result of goodwill impairments.

When we acquire a business, we record goodwill equal to the excess amount we pay for the business, including liabilities assumed, over the fair value of the tangible and intangible assets of the business we acquire. FASB ASC 350, “Intangibles - Goodwill and Other” which provides that goodwill and other intangible assets that have indefinite useful lives not be amortized, but instead must be assessed at least annually for impairment, and intangible assets that have finite useful lives should continue to be amortized over their useful lives. ASC 350 also provides specific guidance for the assessment of goodwill and other non-amortized intangible assets for impairment. ASC 350 requires management to make certain estimates and assumptions when allocating goodwill to reporting units and determining the fair value of reporting unit net assets and liabilities, including, among other things, an assessment of market conditions, projected cash flows, investment rates, cost of capital and growth rates, which could significantly impact the reported value of goodwill and other intangible assets. Fair value is determined using a combination of the discounted cash flow, market multiple and market capitalization valuation approaches. We perform our impairment assessment annually. Future impairments, if any, will be recognized as operating expenses.

We may not be able to successfully achieve the expected benefits of acquisitions, which expose us to risks associated with these transactions.

We have made and may continue to make acquisitions or investments in or engage in strategic partnering relationships with other companies or technologies. We may not be able to successfully achieve expected benefits. Additionally, we may be exposed to factors including but not limited to unanticipated contingent liabilities, additional expenses, loss of key employees or customers, or other contingencies consistent with acquisition risks, which ultimately could result in significantly decreased earnings and material and adverse effects on our business, financial condition and results of operations.

The departure of key personnel could disrupt our business, and few of our key personnel have employment contracts requiring a service commitment.

We depend on the continued efforts of our executive officers and on the senior management of the businesses we acquire. Although we have entered into an employment agreement with each of our executive officers and certain other key employees, we cannot be certain that any individual will continue in such capacity for any particular period of time. The loss of key personnel, or the inability to hire and retain qualified employees, could adversely affect our business, financial condition and results of operations. We do not carry key-person life insurance on some key employees, including our majority shareholder that guarantees certain debt obligations.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or prevent fraud. In the past we have reported material weaknesses in our internal control over financial reporting that, if we do not substantially remedy, could result in material misstatements in our financial statements, cause investors to lose confidence in our reported financial information and have a negative effect on the trading price of our stock.

Certain businesses we have acquired may have had limited infrastructure and systems of internal controls. Performing assessments of internal controls, implementing necessary changes, and maintaining an effective internal controls process is costly and requires considerable management attention, particularly in the case of newly acquired entities. Internal control systems are designed in part upon assumptions about the likelihood of future events, and all such systems, however well designed and operated, can provide only reasonable, and not absolute, assurance that the objectives of the system are met. Because of these and other inherent limitations of control systems, there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions.

We also cannot assure that we will implement and maintain adequate controls over our financial processes and reporting in the future or that additional material weaknesses or significant deficiencies in our internal controls will not be discovered in the future. Any failure to remediate any future material weaknesses or implement required new or improved controls, or difficulties encountered in their implementation, could harm our operating results, cause us to fail to meet our reporting obligations or result in material misstatements in our financial statements or other public disclosures. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our stock.

The requirements of being a public company may strain our resources and require significant management time and attention.

As a public company we are subject to the reporting requirements of the Securities Exchange Act of 1934 and the rules of the NYSE Amex. The requirements of these rules and regulations have increased, and may further increase in the future, our legal and financial compliance costs, make some activities more difficult, time consuming or costly and may also place undue strain on our systems and resources. The Securities Exchange Act of 1934 requires, among other things, that we file annual, quarterly and current reports with respect to our business and financial condition. In order to maintain and improve the effectiveness of our disclosure controls and procedures, and internal controls over financial reporting, significant resources and management oversight are required. These rules and regulations could also make it more difficult for us to attract and retain qualified independent members of our Board of Directors and qualified members of our management team.

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ANNEX F

The financial markets have recently experienced significant turmoil which may negatively impact our liquidity, our ability to obtain financing and our ability to process transactions through the banking system.

Our liquidity and our ability to obtain financing may be negatively impacted if one of our Lenders holding our letters of credit, or another financial institution, suffers liquidity issues or ceases operations.  In such an event, we would be forced to find other sources for our letters of credit that were acceptable to our vendors.  Also, if we attempt to obtain future financing, we may be unable to obtain such financing which could materially adversely affect our operations, financial condition and cash flows.

Our short-term results may be negatively impacted due to changes in health insurance costs, state unemployment tax rates and workers’ compensation rates, which we may not be able to immediately pass through to our clients.

Health insurance costs, workers’ compensation and employment practices liability insurance rates and state unemployment taxes are primarily determined by our claims experience and comprise a significant portion of our actual costs. Should we experience a significant increase in claims activity, due to the current economic downturn or otherwise, we may experience a substantial increase in our health insurance premiums, unemployment taxes, or workers’ compensation and employment practices liability insurance rates. Our ability to pass such increases through to our clients on a timely basis may be delayed and our clients may not agree to the increases, which could have a material adverse effect on our financial condition, results of operations and cash flows.

Our insurance-related loss reserves may be inadequate to cover our ultimate liability for losses and as a result our financial results could be materially and adversely affected.

We maintain loss reserves to cover our liabilities for the costs of our workers’ compensation programs. These reserves are not an exact calculation of our liability, but rather are estimates based on a number of factors including but not limited to actuarial calculations, current and historical loss trends and payment patterns, the number of open claims, developments relating to the actual claims incurred, medical trend rates and the impact of acquisitions, if any. Variables in the reserve estimation may be affected by both internal and external factors, such as changes in claims handling procedures, fluctuations in the administrative costs associated with the program, economic conditions, fiscal policies, interest rates, legal determinations and legislative and regulatory changes. Although our reserves estimates are regularly refined as historical loss experience develops and additional claims are reported and settled, because of the uncertainties of estimating loss reserves, we cannot assure you that our reserves are adequate, and actual costs and expenses may exceed our reserves. If our reserves are insufficient to cover actual losses we may incur potentially material charges to our earnings.

Our ability to manage health care costs affects our profitability.

Our profitability depends in part on our ability to appropriately predict and manage future health care costs through underwriting criteria and negotiation of favorable contracts with health care plan providers. The aging of the population and other demographic characteristics, the introduction of new or costly treatments resulting from advances in medical technology and other factors continue to contribute to rising health care costs. Government-imposed limitations on Medicare and Medicaid reimbursements have also caused the private sector to assume a greater share of increasing health care costs. Changes in health care practices, inflation, new technologies, increases in the cost of prescription drugs, direct-to-consumer marketing by pharmaceutical companies, clusters of high cost cases, utilization levels, changes in the regulatory environment such as the health care reform legislation, health care provider or member fraud, and numerous other factors affecting the cost of health care can be beyond any health plan provider’s control and may adversely affect our ability to predict and manage health care costs, as well as our business, financial condition and operating results.

We use actuarial data to assist us in analyzing and projecting these amounts, however, we and our carriers may not be successful in managing the cost of our plans. Accordingly, our costs under our health benefit plans could exceed the market’s competitive rates and as a result may have a material adverse effect on our financial condition, due to possible increased client attrition or decreased client acquisition.

We operate in a complex regulatory environment and failure to comply with applicable laws and regulations could adversely affect our business.

The human resource outsourcing and PEO environment is subject to a number of federal and state laws and regulations, including those applicable to payroll practices, taxes, benefits administration, insurance, wage and hour, employment practices and data privacy.  As many of these laws do not specifically address the obligations and responsibilities of a professional employer organization, assuring compliance with such laws and assessing the financial impact of such compliance can be difficult.

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ANNEX F

Because our clients have employees in states throughout the United States, we must also perform our services in compliance with the legal and regulatory requirements of multiple jurisdictions. Some of these laws and regulations may be difficult to ascertain or interpret, may conflict and may change over time, and the addition of new services may subject us to additional laws and regulations. Many of these laws and regulations were instituted prior to the development of the professional employer organization industry, and therefore can be difficult to interpret or assess and may change over time. As a result of uncertainty and inconsistency in the interpretation and application of many of these laws and regulations, from time to time we have had disagreements with regulatory agencies in various states, some of which have resulted in administrative proceedings between a state agency and us.  If we are unable to continue to provide certain contractual obligations, such as the payment of employment taxes on the salaries and wages paid to client employees, due to an adverse determination regarding our regulatory status as an “employer”, our clients may be held jointly and severally liable for such payments. Violation of these laws and regulations could subject us to fines and penalties, damage our reputation, constitute breach of our client contracts and impair our ability to do business in various jurisdictions or in accordance with established processes.

In addition, many states in which we operate have enacted more stringent laws that require licensing or registration of professional employer organizations. We may not be able to satisfy the licensing requirements or other applicable regulations of any particular state, or we may be unable to renew our licenses in the states in which we currently operate upon expiration of such licenses, which could prevent us from providing services to client employees in a certain state. In addition, many of these states have reciprocal disciplinary arrangements under which disciplinary action in one state can be the basis for disciplinary action in one or more other states.  Future changes in or additions to these requirements may require us to modify the manner in which we provide services to our clients, which may increase our costs in providing such services.

We are also increasingly affected by legal requirements relating to privacy of information. We anticipate that additional federal and state privacy laws and regulations beyond the federal Health Insurance Portability and Accountability Act of 1996 and the regulations promulgated there under will continue to be enacted and implemented. The scope of any such new laws and regulations may be very broad and entail significant costs for us to be in compliance.

As a result of our co-employment relationship with most of our clients and client employees, we may be subject to liabilities as a result of their acts or omissions.

We enter into a contractual relationship with each of our clients, whereby the client transfers certain employment-related risks and liabilities to us and retains other risks and liabilities. Many federal and state laws that apply to the employer-employee relationship do not specifically address the obligations and responsibilities of this “co-employment” relationship. Consequently, we may be subject to liability for violations of employment or discrimination laws, including violations of federal and state wage and hour laws, by our clients despite the contractual division of responsibilities between us, even if we do not participate in such violations. In addition, our client employees may also be deemed to be acting as our agents, subjecting us to further liability for the acts or omissions of such client employees. Although our professional services agreement provides that the client will indemnify us for any liability attributable to its own or its employees’ conduct, we may not be able to effectively enforce or collect such contractual indemnification. While we do maintain Employer Practices Liability Insurance (“EPLI”) to mitigate some of this risk, any such liability imposed upon us could have a material adverse impact on our results of operations, financial condition and cash flows.

Because we assume the obligation to make wage, tax and regulatory payments on behalf of our clients, we are exposed to certain credit risks with respect to our clients.

Under the terms of our professional services agreement, for clients serviced on a co-employed basis we generally assume responsibility for and manage the risks associated with each of our client’s employee payroll obligations, including the payment of salaries, wages and associated taxes, and, at the client’s option, the responsibility for providing group health, welfare and retirement benefits to each client employee. In this “co-employment” relationship, we directly assume these obligations, and unlike payroll processing service providers, we issue payroll checks to each client employee drawn on our own bank accounts. In several states, we are required to pay wages, payroll taxes and other amounts related to payroll regardless of whether the client timely funds such payments to us.  For clients serviced either on a co-employed or non co-employed basis, who meet certain financial underwriting requirements, the Company may issue payroll to a client’s employees prior to irrevocable receipt of payroll, taxes and associated service fees. If we are unable to collect these payments from our larger clients, there may be a material adverse effect on our results of operations, financial condition and cash flows.

The estate of our majority shareholder owns a substantial majority of our common stock and 100 percent of the Company’s outstanding preferred stock.

As of June 30, 2012, our majority shareholder, Carter M. Fortune owns 6,084,853 shares (or 50%) of our outstanding common stock. In addition to the above shares, Mr. Fortune has dispositive control over 1,259,834 shares (or 10%) of the Company’s Common Stock held by 14 West, LLC as of June 30, 2012. Mr. Fortune passed away on August 25, 2012 and his estate now has control of his personal shares and dispositive control over the shares held by 14 West, LLC.

As a result, the estate could have a controlling influence in determining the outcome of any corporate matters submitted to our shareholders for approval, including mergers, consolidations, election of directors and any other significant corporate actions. The interests of the estate may differ from the interests of the Company’s other shareholders and their stock ownership and thereby may limit the ability of other shareholders to influence the management and affairs of the Company.

10

ANNEX F

As we discussed in our Forms 10-Q filed on February 13, 2012 and May 14, 2012, our primary shareholder’s 296,180 shares of preferred stock and 7,344,687 shares of common stock are held as collateral by a commercial bank for certain personal debt obligations of our majority shareholder. Future default on these obligations by his estate could have a material adverse effect on the Company’s (a) operations, (b) capital structure and (c) corporate governance. In addition any other future event that may cause a disruption in the estate’s ownership of its preferred stock and common stock could also have a material adverse effect on the Company’s (a) operations, (b) capital structure and (c) corporate governance.

In addition and since the filing of our December 31, 2011 and March 31, 2012 Forms 10-Q on February 13, 2012 and May 14, 2012 respectively, we draw your attention to the following matters that have arisen since that date: a) as noted above, Mr. Fortune passed away on August 25, 2012, b) the maturity date of the aforementioned loan between Mr. Fortune and Indiana Bank and Trust Company (“the Bank”) was April 1, 2012 and was extended to August 31, 2012, c) Section 8.8 of Mr. Fortune’s loan currently includes a provision that requires his estate to use its best efforts to sell its interest in the Company in the event his loan remained outstanding on August 31, 2012, d) the estate was unable to pay off his loan to the Bank at August 31, 2012, and e) on January 25, 2012, a larger bank, Old National Bank entered into an agreement to acquire the Bank’s holding company, Indiana Community Bancorp. Negotiations are currently ongoing between the Bank and representatives of Mr. Fortune’s estate to extend the maturity date of the loan past the closing date of the proposed merger agreement with Ide Management, Inc. If the transaction closes, the lien on Mr. Fortune’s preferred and common stock will be released in return for a cash payment from Mr. Fortune’s estate from the proceeds of the sale of Mr. Fortune’s stock to CEP, Inc.

The independent members of our board of directors believe that the proposed merger described in Item 12 regarding changes in control addresses, in part, these additional risks.

Item 1B. Unresolved Staff Comments

Not applicable.

Item 2. Properties

As of June 30, 2012, we maintained the following operating facilities:

Segment	Location(s)	Description	Owned / Leased	Approximate Square Footage

Corporate	Indianapolis, IN	Corporate offices	Leased (1)	10,500

Business Solutions	Richmond, IN	Offices	Leased (2)	10,000
	Brentwood, TN	Offices	Leased	10,000
	Provo, UT	Offices	Leased (3)	13,000
	Tucson, AZ	Offices	Leased	2,700
	Loveland, CO	Offices	Leased	1,400
	Phoenix, AZ	Offices	Leased	1,000
	Indianapolis, IN	Offices	Leased	2,300

(1)	The leases on these properties are with an entity owned by the estate of the Company’s majority shareholder. Refer to the consolidated financial statements and notes thereto included elsewhere in this Form 10-K.
(2)	The leases on this property are with a limited liability company owned by the former Chief Operating Officer of the Company. Refer to the consolidated financial statements and notes thereto included elsewhere in this Form 10-K.
(3)	The leases on this property are with a limited liability company in which ESG’s former President is a member of the limited liability company.

In the opinion of management of the Company, its properties are adequate for its present needs. We do not anticipate difficulty in renewing existing leases as they expire or in finding alternative facilities.

Item 3. Legal Proceedings

The Company is a party to certain pending claims that have arisen in the ordinary course of business, none of which, in the opinion of management, is expected to have a material adverse effect on the consolidated financial position, results of operations, or cash flows if adversely resolved.

11

ANNEX F

On April 9, 2012, a putative class action complaint captioned Mark Haagen, individually v. Tena Mayberry, Carter M. Fortune, Paul J. Hayes, David A. Berry, Richard F. Suja, Fortune Industries, Inc., CEP, Inc., and CEP Merger Sub, Inc. was filed in the Superior Court of Indiana, Marion County Circuit, on behalf of an alleged class of the Company’s shareholders. In each case, the plaintiffs allege that members of the Board breached their fiduciary duties to the Company's stockholders in connection with the proposed Merger (see Item 5, Other Information below) and that the Company aided and abetted the directors' breaches of fiduciary duties. The complaint claims that the proposed Merger between the Company and Merger Sub involves an unfair price, an inadequate sales process, self-dealing and unreasonable deal protection devices. The complaints sought injunctive relief, including to enjoin or rescind the Merger, and an award of other unspecified attorneys’ and other fees and costs, in addition to other relief. On August 16, 2012 a Stipulation of Dismissal with Prejudice was filed in the Superior Court of Indiana, Marion County Circuit whereby both the plaintiff and defendant stipulated to the dismissal of this complaint.

Item 4. Mine Safety Disclosures

Not applicable.

PART II

Item 5. Market for the Registrant’s Common Equity, Related Shareholder Matters and Issuer Purchases of Equity Securities

Market Information

The Common Stock of Fortune Industries, Inc. is traded on the NYSE Amex (Symbol: FFI). As of December 31, 2011, there were 255 holders of record of the common stock. This number does not include shareholders for whom shares were held in “nominee” or “street name.” Prior to June 23, 2005, our stock traded on the NASD OTC Bulletin Board under the symbol "FDVI" for the period June 17, 2001 through June 1, 2005 and under the symbol "FDVF" for the period June 2, 2005 through June 22, 2005. High and low quotations reported by the NYSE Amex during the periods indicated are shown below. These quotations reflect inter-dealer prices, without retail mark-ups, markdowns or commissions and may not represent actual transactions.

	High	Low
Fiscal Year Ending June 30, 2012
Fourth Quarter	$0.30	$0.13
Third Quarter	0.89	0.26
Second Quarter	0.58	0.38
First Quarter	0.79	0.45

Fiscal Year Ending June 30, 2011
Fourth Quarter	$0.90	$0.46
Third Quarter	0.80	0.50
Second Quarter	0.62	0.22
First Quarter	0.44	0.23

The Company has never declared or paid any dividends on its Common Stock. Future dividends, if any, will be at the discretion of the Board of Directors and will depend upon our operating performance, capital requirements, contractual restrictions, and other factors deemed relevant by the Board of Directors.

Unregistered Shares Issuances

There were no issuances of unregistered shares of Company stock that were not reported by the Company in a Current Report on Form 8-K or in a Quarterly Report on Form 10-Q during the fiscal year ended June 30, 2012.

12

ANNEX F

Item 6. Selected Financial Data

The following selected financial data as of and for each of the previous five fiscal periods ending June 30 and August 31, which have been derived from our consolidated financial statements.

				Ten Months
	Year Ended June 30,			Ending June 30,	Year Ended August 31,
	2012	2011	2010	2009	2008
	(Dollars in thousands, except per share data)
Total Revenues	$60,891	$64,335	$60,694	$72,906	$158,399
Net Income (Loss) from Continuing Operations	2,338	1,859	1,190	1,458	(19,035)
Net Income (Loss) from Discontinued Operations	0	(8)	(19)	(74)	0
Net Income (Loss)	2,283	1,851	1,171	1,384	(19,035)
Net Income (Loss) Available to Common Shareholders	926	1,283	579	446	(19,581)

Basic Income (Loss) per share:
Income (Loss) from Continuing Operations	$0.08	$0.10	$0.05	$0.05	$(1.72)
Net Income (Loss) from Discontinued Operations	$0.00	$0.00	$0.00	$(0.01)	$0.00
Net Income (Loss)	$0.08	$0.10	$0.05	$0.04	$(1.72)

Diluted Income (Loss) per share:
Income (Loss) from Continuing Operations	$0.06	$0.09	$0.04	$0.04	$(1.72)
Net Income (Loss) from Discontinued Operations	$0.00	$0.00	$0.00	$(0.01)	$0.00
Net Income (Loss)	$0.06	$0.09	$0.04	$0.03	$(1.72)

Weighted Average Shares Outstanding:
Basic	12,279	12,251	12,178	11,854	11,391
Diluted	14,600	14,559	14,688	13,825	11,720

Consolidated Balance Sheet Data:
Cash and Equivalents	$5,312	$6,036	$2,324	$1,686	$4,740
Working Capital	4,094	2,631	1,212	(1,009)	3,694
Goodwill and Intangibles, net	14,423	14,789	15,196	15,602	16,093
Total Assets	28,662	29,797	29,341	30,513	66,112
Long Term Obligations and Preferred Stock	27,757	27,713	30,471	29,629	43,389
Shareholders' Equity	19,348	18,413	19,609	18,685	(3,413)

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis should be read in conjunction with our consolidated financial statements and notes thereto and the other financial data appearing elsewhere in this Form 10-K.

Overview

Management’s strategic focus is to support the growth of its operations by increasing revenues and revenue streams, managing costs and creating earnings growth.

Our operations are largely decentralized from the corporate office. Autonomy is given to subsidiary entities, and there are few integrated business functions (i.e. marketing, purchasing and accounting). Day-to-day operating decisions are made by subsidiary management teams. Our Corporate management team assists in operational decisions when deemed necessary, selects subsidiary management teams and handles capital allocation among our operations.

We were incorporated in the state of Delaware in 1988, restructured in 2000 and re-domesticated to the state of Indiana in May 2005.

13

ANNEX F

Key Factors Affecting or Potentially Affecting Results of Operations and Financial Condition

Management considers the following factors, events, trends and uncertainties to be important to understanding its results of operations and financial condition:

Holding Company

Over the past nine fiscal periods, we have completed four key PEO acquisitions. In February 2007, the Company acquired PEM, a PEO located in Arizona. In March 2007, the Company acquired ESG, a PEO located in Utah and Colorado. The Company’s acquisition of ESG enabled the Company to expand its geographic presence in the PEO marketplace. In April 2005, we acquired CSM, a PEO located in Nashville, Tennessee. This acquisition of the oldest PEO in the state expanded our PEO service offerings. In October 2003 we acquired PSM, a PEO located in Indianapolis, Indiana. This acquisition allowed us to gain entry into the PEO market.

There are several key factors that have affected or potentially may affect our results of operations including the following:

▪	Earnings are dependent on a number of factors including our ability to execute operational strategies and integrate acquired companies into our existing operations. Our historical growth has been due to several significant acquisitions in the past. Future growth in revenues and earnings may not increase at the same rate as historical growth.
▪	Certain expenses, such as wages, benefits and rent, are subject to normal inflationary pressures. Inflation for medical costs can impact our reserves for workers' compensation claims.
▪	The estate of our majority shareholder effectively owns 60% of the outstanding Common Stock and 100% of the outstanding Preferred Stock of the Company. As a result, it could have a controlling influence in determining the outcome of any corporate matters submitted to our shareholders for approval, including mergers, consolidations, election of directors and any other significant corporate actions. The interests of this shareholder may differ from the interests of the Company’s other shareholders and its stock ownership may thereby limit the ability of other shareholders to influence the management and affairs of the Company.

Business Solutions

Our PEOs provide services typically managed by a company’s internal human resources and accounting departments, including payroll and tax processing and management, worker’s compensation and risk management, benefits administration, unemployment administration, human resource compliance services, 401k and retirement plan administration and employee assessments.  The majority of customer operations are concentrated in the Arizona, Colorado, Indiana, Tennessee and Utah markets. Financial results may be affected by changes in the state regulatory environments, results under our fully insured high deductible workers’ compensation insurance plans, and economic conditions.

Results of Operations

Results of operations for the fiscal periods ended June 30, 2012, 2011 and 2010, are as follows:

	Revenue for the Year Ended June 30,			Operating income for Year Ended June 30,
	2012	2011	2010	2012	2011	2010
	(Dollars in thousands)
Business Solutions	$60,891	$64,335	$60,694	$2,338	$1,849	$810
Holding Company	0	0	0	0	0	0
Segment Totals	$60,891	$64,335	$60,694	$2,338	$1,849	$810

Net Income Available to Common Shareholders				$926	$1,283	$579

Fiscal year ended June 30, 2012 versus June 30, 2011

Net income allocable to common stock shareholders was $0.9 million, or $0.06 per diluted share on revenues of $60.9 million for the year ended June 30, 2012 compared with net income of $1.3 million, or $0.09 per diluted share on revenues of $64.3 million for the year ended June 30, 2011. The decrease in revenue is due to the loss of two large clients as of December 31, 2011 with approximately 1,200 worksite employees. The increase in operating income is primarily due to an increase in the profitability of the benefit administration and agency commissions programs. The decrease in net income available to common shareholders is due to the increase in dividend expense related to the preferred stock of $0.8 million.

14

ANNEX F

Fiscal year ended June 30, 2011 versus June 30, 2010

Net income allocable to common stock shareholders was $1.3 million, or $0.09 per diluted share on revenue of $64.3 million for the year ended June 30, 2011 as compared with net income of $0.06 million, or $0.04 per diluted share on revenue of $60.7 million for the year ended June 30, 2010. The increase in revenue is due to an overall increase in worksite employees and billings. The increase in operating income is due to the reduction of losses on the health care plan and continued efficiency improvements and expense reductions in all aspects of the company’s operations. Results by segment are described in further details as follows:

Business Solutions

Business Solutions segment operating results for the fiscal years ended June 30, 2012, 2011 and 2010 are as follows:

	For The Year Ended June 30,
	2012		2011		2010
	(Dollars in thousands)
Revenues	$60,891	100.0%	$64,335	100.0%	$60,694	100.0%
Cost of revenues	47,793	78.5%	51,527	80.1%	48,068	79.2%
Gross profit	13,098	21.5%	12,808	19.9%	12,626	20.8%
Operating expenses
Selling, general and admin	10,229	16.8%	10,346	16.1%	11,046	18.2%
Depreciation and amortization	531	0.9%	613	0.9%	770	1.3%
Total operating expenses	10,760	17.7%	10,959	17.0%	11,816	19.5%
Segment operating income	$2,338	3.8%	$1,849	2.9%	$810	1.3%

Revenues

Revenues for the year ended June 30, 2012 were $60.9 million, compared to $64.3 million for the year ended June 30, 2011, a decrease of $3.4 million, or 5.3%. Revenues decreased primarily due to the loss of two large clients effective December 31, 2011 with approximately 1,200 worksite employees.

Revenues for the year ended June 30, 2011 were $64.3 million, compared to $60.7 million for the year ended June 30, 2010, an increase of $3.6 million, or 5.9%. Revenue increased primarily due to an overall increase in worksite employees and billings.

Gross Profit

Gross profit for the year ended June 30, 2012 was $13.1 million, representing 21.5% of revenue compared to $12.8 million, representing 20% of revenue, an increase of $0.3 million, or 2.3%. Despite the decrease in revenue, gross profit increased due to increased profitability in the benefit administration and agency commissions programs.

Gross profit for the year ended June 30, 2011 was $12.8 million, representing 20% of revenue, compared to $12.6 million, representing 21% of revenues for the year ended June 30, 2010. Gross profit did not change significantly.

Operating Income

Operating income for the year ended June 30, 2012 was $2.3 million, compared to operating income of $1.8 million for the year ended June 30, 2011, an increase of $0.5 million or 28%. Despite the decrease in revenue, operating income increased due to increased profitability in the benefit administration and agency commissions programs which increased gross profit by $0.3 million and continued reduction in selling, general and administration costs of $0.12 million and a decrease in depreciation and amortization expense of $0.08 million.

Operating income for the year ended June 30, 2011 was $1.8 million, compared to operating income of $0.8 million for the year ended June 30, 2010, an increase of $1.0 million, or 125%. Operating income increased due to the continued reduction of losses on the health care plan and continued efficiency improvements and expense reductions in all aspects of the company’s operations.

Holding Company

Interest Expense

Interest expense was $0.01 million for the year ended June 30, 2012, compared to $0.04 million for the year ended June 30, 2011. Interest expense decreased due to the reduction in the outstanding principal balance of the Company’s term note which was paid in full in April, 2012.

15

ANNEX F

Interest expense was $0.04 million for the year ended June 30, 2011, compared to $0.1 million for the year ended June 30, 2010. Interest expense decreased due to the reduction in the outstanding principal balance of the Company’s term note.

Income Taxes

There was $0.1 million of income tax expense for each of the years ended June 30, 2012 and June 30, 2011, respectively. A valuation allowance is necessary to reduce the deferred tax assets, if the Company had a federal tax operating loss and based on the weight of the evidence; it is more likely than not that some portion or all of the deferred tax assets will not be realized. Management has determined that a $5.3 million valuation allowance at June 30, 2012 is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance for the current period is ($0.9) million.

Liquidity and Capital Resources

Our principal sources of liquidity are cash and equivalents generated from the profitability of our operations. We had $5.3 million and $6.0 million of cash and equivalents at June 30, 2012 and 2011, respectively.

We had working capital of $4.1 million at June 30, 2012 compared with $2.6 million at June 30, 2011. The increase in working capital was primarily due to the positive cash flow generated by operations during the current year. Current assets are composed primarily of cash and equivalents, restricted cash and net accounts receivable.

The Company is required to collateralize its obligations under its workers’ compensation plans and for certain states’ compliance requirements. The Company uses its cash and cash equivalents to collateralize these obligations. Restricted cash was approximately $2.4 million at both June 30, 2012 and June 30, 2011.

Total debt was $0.0 million and $0.4 million at June 30, 2012 and 2011, respectively. The decrease in debt was due to the payoff of the $1.0 million term note put in place in 2010. In addition, the Company entered into a $2.0 million revolving line of credit agreement on April 15, 2011, which is used to cover a letter of credit to one of our major vendors. There were no draws on the line of credit at June 30, 2012.

Cash Flows

Net cash provided by operating activities was $1.2 million, $5.0 million and $0.8 million for the years ended June 30, 2012, 2011 and 2010 respectively.

Net cash used in investing activities was $0.0 million, $0.0 million and $0.1 million for the years ended June 30, 2012, 2011 and 2010 respectively.

Net cash used in financing activities was $1.9 million, $1.3 million and $0.1 million for the years ended June 30, 2012, 2011 and 2010 respectively.

Contractual Obligations and Commercial Commitments

The following table summarizes our contractual obligations as of June 30, 2012:

	Payments Due By
		Less Than			More Than
	Total	1 Year	1-2 Years	3-5 Years	5 Years
	(Dollars in thousands)

Operating Lease (1)	$1,200	$512	$447	$241	$0

(1) Operating leases represent the total future minimum lease payments.

Off Balance Sheet Arrangements

As is common in the industries in which we operate, we have entered into certain off-balance sheet arrangements in the ordinary course of business that result in risks not directly reflected in our balance sheets. Our significant off-balance sheet transactions include liabilities associated with guaranties and letter of credit obligations.

16

ANNEX F

Guaranties

A significant portion of our debt and letters of credit are personally guaranteed by the estate of the Company’s Chairman.  Future changes to these guarantees would affect financing capacity of the Company.  As of June 30, 2012 and 2011, the Chairman of the Board had personally guaranteed Company debt and obligations under irrevocable letter of credit arrangements in the amount of $2.15 million.   The Company did not pay any guarantee fees during the years ended June 30, 2010, 2011 and 2012.

Restricted Cash

Certain states and vendors require us to post letters of credit to ensure payment of taxes or payments to our vendors under workers’ compensation contracts and to guarantee performance under our contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit if the holder demonstrates that we have failed to perform specified actions. If this were to occur, we would be required to reimburse the issuer of the letter of credit. Depending on the circumstances of such a reimbursement, we may also have to record a charge to earnings for the reimbursement. We do not believe that it is likely that any claims will be made under a letter of credit in the foreseeable future. As of June 30, 2012, we had approximately $2.4 million in restricted cash primarily to secure obligations under our PEO contracts.

Majority Shareholder

As of June 30, 2012, our Chairman of the Board, Mr. Carter M. Fortune effectively owned and controlled 7,344,687 shares (or 60%) of our outstanding common stock. Mr. Fortune also is the sole owner of 100% of the 296,180 shares of Series C Preferred Stock outstanding at June 30, 2012. The common stock and preferred stock owned and held by Mr. Fortune serves as collateral for certain personal debt obligations of Mr. Fortune that do not represent liabilities of the Company. Mr. Fortune passed away on August 25, 2012 at which point his ownership interests in the Company transitioned to his estate.

Critical Accounting Policies

The Company has identified the following policies as critical to its business and the understanding of its results of operations. The impact of these policies is discussed throughout Management’s Discussion and Analysis of Financial Condition and Results of Operations where these policies affect reported and anticipated financial results. For a detailed discussion on the application of these and other accounting policies see the Notes to the Consolidated Financial Statements. Preparation of this report requires the Company’s use of estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported revenue and expense amounts for the periods being reported. On an ongoing basis, the Company evaluates these estimates, including those related to the valuation of accounts receivable reserves, the potential impairment of long-lived assets and income taxes, and valuation of certain liability reserves. The Company bases the estimates on historical experience and on various other assumptions that are believed to be reasonable, the results of which forms the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates. Senior management has discussed the development, selection, and disclosure of these estimates with the Company’s audit committee. Management believes the following critical accounting policies affect its more significant judgments and estimates used in preparation of its consolidated financial statements.

Revenue and Cost Recognition

PSM, CSM, and ESG and related entities bill clients under their Professional Services Agreement as licensed Professional Employer Organizations (collectively the “PEOs”), which includes each worksite employee’s gross wages, plus additional charges for employment related taxes, benefits, workers’ compensation insurance, administrative and record keeping, as well as safety, human resources, and regulatory compliance consultation. Most wages, taxes and insurance coverage are provided under the PEOs’ federal, state, and local or vendor identification numbers. No identification or recognition is given to the client when these monies are remitted or calculations are reported. Most calculations or amounts the PEOs owe the government and its employment insurance vendors are based on the experience levels and activity of the PEOs. The PEOs bill the client their worksite employees’ gross wages plus an overall service fee that includes components of employment related taxes, employment benefits insurance, and administration of those items. The component of the service fee related to administration varies, in part, according to the size of the client, the amount and frequency of payroll payments and the method of delivery of such payments. The component of the service fee related to health, workers’ compensation and unemployment insurance is based, in part, on the client’s historical claims experience. Charges by the PEOs are invoiced along with each periodic payroll delivered to the client.

The PEOs report revenues in accordance FASB ASC 605-45, “Revenue Recognition - Principal Agent Considerations.” The PEOs report revenues on a gross basis, the total amount billed to clients for service fees which includes health and welfare benefit plan fees, workers’ compensation insurance, unemployment insurance fees, and employment-related taxes. The PEOs report revenues on a gross basis for such fees because the PEOs are the primary obligor and deemed to be the principal in these transactions under ASC 605-45. The PEOs report revenues on a net basis for the amount billed to clients for worksite employee salaries and wages. This accounting policy of reporting revenue net as an agent versus gross as a principal has no effect on gross profit, operating income, or net income.

17

ANNEX F

The PEOs account for their revenues using the accrual method of accounting. Under the accrual method of accounting, revenues are recognized in the period in which the worksite employee performs work. The PEOs accrue revenues for service fees and payroll taxes relating to work performed by worksite employees but unpaid at the end of each period. The PEOs accrue unbilled receivables for payroll taxes and service fees relating to work performed by worksite employees but unpaid at the end of each period. In addition, the related costs of services are accrued as a liability for the same period. Subsequent to the end of each period, such costs are paid and the related service fees are billed.

Consistent with their revenue recognition policy, the PEOs direct costs do not include the payroll cost of its worksite employees. The Company’s direct costs associated with its revenue generating activities are comprised of all other costs related to its worksite employees, such as the employer portion of payroll-related taxes, employee benefit plan premiums and workers’ compensation insurance costs.

Valuation of Accounts Receivable Reserves

Collectability of accounts receivable is evaluated for each subsidiary based on the current economic conditions. Other factors include analysis of historical bad debts, projected losses, and current past due accounts. The Company’s accounts receivable reserves increased by $0.01 million at June 30, 2012 compared to June 30, 2011 and decreased $0.02 million at June 30, 2011 compared to June 30, 2010.

Goodwill and Other Intangible Assets

Material goodwill was assessed for impairment. In making this assessment, management relies on a number of factors including operating results, business plans, economic projections, anticipated future cash flows, and transactions and market place data. There are inherent uncertainties related to these factors and management’s judgment in applying them to the analysis of goodwill impairment. Since management’s judgment is involved in performing goodwill and other intangible assets valuation analyses, there is risk that the carrying value of the goodwill and other intangible assets may be overstated or understated. Per review of these qualitative factors, the Company determined that goodwill and other intangible assets were not impaired at June 30, 2012 and June 30, 2011.

Impairment of Long-Lived Assets

The Company evaluates the recoverability of its long-lived assets in accordance with FASB ASC 360, “Property, Plant, and Equipment,” which generally requires the Company to assess these assets for recoverability whenever events or changes in circumstance indicate that the carrying amounts of such assets may not be recoverable. The Company considers historical performances and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the estimated non-discounted future cash flows expected to result from the use of the asset. If such assets are considered to be impaired, the impairment recognized is measured by comparing projected individual reporting unit discounted cash flows to the asset reporting unit carrying values. The estimation of fair value is measured by discounting expected future cash flows at the discount rate the Company utilizes to evaluate potential investments. Actual results may differ from these estimates and as a result the estimation of fair values may be adjusted in the future.

Income Taxes

Deferred tax assets are recognized for taxable temporary differences, tax credit and net operating loss carry forwards. These assets are reduced by a valuation allowance, which is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. For this purpose, management considered evidence, both positive and negative, regarding various uncertainties identified as risk factors to the Company. Recent events, including significant turmoil within the domestic and foreign financial markets, healthcare legislation and increasing unemployment tax rates and taxable wage thresholds, more than likely are expected to contribute to atypical customer attrition and decreased gross profits. Additionally, since the divesture of certain segments in fiscal 2009 unrelated to the Company’s current focus of full service human resources, the Company has had positive results for the last four fiscal periods for financial reporting purposes, including the current period. However, the Company has not evidenced a similar trend for income tax reporting purposes, experiencing net operating losses in four of prior six fiscal periods, with the current and 2011 fiscal years as the exception. These taxable losses are primarily the result of permanent timing differences related to the amortization of certain intangible assets for income tax purposes through 2022. The Company’s deferred tax assets and liabilities are susceptible to erratic changes due to the inherent unpredictable nature of the Company’s insurance claim liabilities and sensitivity to unemployment and wage volatility. Changes in the economy and federal and state legislature, both favorable and unfavorable, will impact management’s assumptions and estimates in future periods.

18

ANNEX F

As of June 30, 2012, management has determined that a 87% valuation allowance against the Company’s $4.3 million component of deferred tax assets generated by the net operating loss carry forward of $10.8 million is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This represents a decrease from the prior fiscal year’s 90% allowance as the Company experienced positive taxable earnings in the current year for the second time in six years. As a result, management elected to limit the valuation allowance release to 13% as the Company has not established a significant historical trend of taxable earnings. As of June 30, 2012, management has also determined that a $1.3 million valuation allowance against the Company’s $3.5 million of deferred tax assets generated by book versus tax differences of certain assets and liabilities is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This 38% valuation allowance represents a decrease from the prior fiscal year’s 40% due to the aforementioned earnings trend. The Company released $0.9 million of the valuation allowance in fiscal 2012 due to the positive earnings in the Company’s operations and projected earnings for 2013 and 2014.

As of June 30, 2011, management had determined that a 90% valuation allowance against the Company’s $5.1 million component of deferred tax assets generated by the net operating loss carry forward of $12.3 million was necessary to reduce the deferred tax assets to the amount that would more likely than not be realized. This represented a decrease from the prior fiscal year’s 100% allowance as the Company experienced positive taxable earnings in the 2011 fiscal year for the first time in five years. As a result, management elected to limit the valuation allowance release to 10% as the Company had not established a significant historical trend of taxable earnings. As of June 30, 2011, management had also determined that a $1.6 million valuation allowance against the Company’s $3.9 million of deferred tax assets generated by book versus tax differences of certain assets and liabilities was necessary to reduce the deferred tax assets to the amount that would more likely than not be realized. This 40% valuation allowance represented a decrease from the prior fiscal year’s 45% due to the aforementioned earnings trend. The Company released $0.8 million of the valuation allowance in fiscal 2011 due to the positive earnings in the Company’s operations and projected earnings in fiscal 2012 and 2013.

Workmen’s Compensation Reserves

The Company recognizes significant reserves in relation to its fully insured high deductible workers’ compensation programs based on (a) the amount of past claims incurred and (b) the estimated time lag to report and pay such claims. Our deductible under our workers’ compensation insurance at PSM and CSM is $0.25 million with an aggregate liability limit of approximately $2.0 million. Our deductible under the ESG LUA policy is $0.35 million with no aggregate liability. The reserve recognized for unpaid workers’ compensation benefits on the Company’s consolidated balance sheet is $1.3 million (for which approximately $2.1 million of cash is restricted on the Company’s Consolidated Balance Sheet) for the year ended June 30, 2012.

New Accounting Pronouncements

See Note 1 of the Notes to the Consolidated Financial Statements of this report for a discussion of new accounting pronouncements.

Forward-Looking Statements

Statements contained in this document, as well as some statements by the Company in periodic press releases and oral statements of Company officials during presentations about the Company constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements include statements that are predictive in nature, depend on or refer to future events or conditions, which include words such as “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions. These statements are based on the current intent, belief or expectation of the Company with respect to, among other things, trends affecting the Company’s financial condition or results of operations. These statements are not guaranties of future performance and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual events and results involve risks and uncertainties and may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors. Factors that might cause or contribute to such differences, include, but are not limited to, the risks and uncertainties that are discussed under the heading “Risk Factors.” Readers should carefully review the risk factors referred to above and the other documents filed by the Company with the Securities and Exchange Commission.

Item 7A. Quantitative and Qualitative Disclosures about Market Risk

Cash and cash equivalents as of June 30, 2012 was $5.3 million and is primarily invested in money market interest bearing accounts. A hypothetical 10% adverse change in the average interest rate on the Company’s investments would not have had a material effect on net income for the year ended June 30, 2012. We do not currently utilize any derivative financial instruments to hedge interest rate risks.

19

ANNEX F

Item 8. Financial Statements and Supplementary Data

FORTUNE INDUSTRIES, INC.

20

ANNEX F

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Fortune Industries, Inc. and Subsidiaries

Indianapolis, Indiana

We have audited the accompanying consolidated balance sheets of Fortune Industries, Inc. and Subsidiaries (the “Company”) as of June 30, 2012 and 2011, and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three fiscal years ended June 30, 2012, 2011 and 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Fortune Industries, Inc. and Subsidiaries at June 30, 2012 and 2011, and the results of its operations and its cash flows for each of the three fiscal years ended June 30, 2012, 2011 and 2010 , in conformity with accounting principles generally accepted in the United States of America.

/s/ SOMERSET CPAs, P.C.

Indianapolis, Indiana

September 28, 2012

21

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	June 30,	June 30,
	2012	2011

ASSETS

CURRENT ASSETS
Cash and equivalents (Note 1)	$5,312	$6,036
Restricted cash (Note 1)	2,397	2,394
Accounts receivable, net (Note 1)	3,092	2,639
Deferred tax asset (Note 6)	1,500	1,500
Prepaid expenses and other current assets	483	866

Total Current Assets	12,784	13,435

OTHER ASSETS
Property, plant and equipment, net (Note 2)	139	245
Deferred tax asset (Note 6)	1,250	1,250
Goodwill (Note 3)	12,379	12,339
Other intangible assets, net (Note 3)	2,044	2,450
Other long-term assets	66	78

Total Other Assets	15,878	16,362

TOTAL ASSETS	$28,662	$29,797

See Accompanying Notes to the Consolidated Financial Statements

22

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(DOLLARS IN THOUSANDS)

	June 30,	June 30,
	2012	2011

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt (Note 4)	$0	$417
Accounts payable	881	497
Workers' compensation reserves	632	945
Customer deposits	92	2,511
Accrued expenses	7,085	6,394
Other current liabilities	0	40

Total Current Liabilities	8,690	10,804

LONG-TERM LIABILITIES
Workers' compensation reserves	624	580

Total Liabilities	9,314	11,384

SHAREHOLDERS' EQUITY (NOTE 8)
Common stock, $0.10 par value; 150,000,000 authorized; 12,287,290 and 12,270,790 issued and outstanding at June 30, 2012 and June 30, 2011, respectively	1,226	1,224
Series C preferred stock, $0.10 par value; 1,000,000 authorized; 296,180 issued and outstanding at June 30, 2012 and June 30, 2011	27,133	27,133
Treasury stock, at cost, 214,444 shares at June 30, 2012 and June 30, 2011	(809)	(809)
Additional paid-in capital and warrants outstanding	20,383	20,376
Accumulated deficit	(28,585)	(29,511)

Total Shareholders' Equity	19,348	18,413

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$28,662	$29,797

See Accompanying Notes to the Consolidated Financial Statements

23

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2012	2011	2010

REVENUES	$60,891	$64,335	$60,694

COST OF REVENUES	47,793	51,527	48,068

GROSS PROFIT	13,098	12,808	12,626

OPERATING EXPENSES
Selling, general and administrative expenses	10,229	10,346	11,046
Depreciation and amortization	531	613	770
Total Operating Expenses	10,760	10,959	11,816

OPERATING INCOME	2,338	1,849	810

OTHER INCOME (EXPENSE)
Interest income	22	113	123
Interest expense	(10)	(41)	(17)
Other income	0	3	12
Total Other Income (Expense)	12	75	118

INCOME BEFORE PROVISION FOR INCOME TAXES	2,350	1,924	928
Provision for income taxes (Note 6)	67	65	(262)

NET INCOME FROM CONTINUING OPERATIONS	2,283	1,859	1,190

DISCONTINUED OPERATIONS
Loss from discontinued operations	0	(8)	(19)

NET INCOME	2,283	1,851	1,171
Preferred stock dividends	1,357	568	592

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$926	$1,283	$579

Basic Income Per Common Share-Continuing Operations	$0.08	$0.10	$0.05
Basic Loss Per Common Share-Discontinued Operations	0.00	0.00	0.00
BASIC INCOME PER COMMON SHARE	$0.08	$0.10	$0.05

Basic Weighted Average Shares Outstanding	12,278,710	12,251,329	12,177,741

Diluted Income Per Common Share-Continuing Operations	$0.06	$0.09	$0.04
Diluted Loss Per Common Share-Discontinued Operations	0.00	0.00	0.00
DILUTED INCOME PER COMMON SHARE	$0.06	$0.09	$0.04

Diluted Weighted Average Shares Outstanding	14,599,710	14,558,965	14,687,904

See Accompanying Notes to the Consolidated Financial Statements

24

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

(DOLLARS IN THOUSANDS)

				Additional
				Paid-in Capital		Total
	Common	Preferred	Treasury	and Warrants	Accumulated	Shareholders’
	Stock	Stock	Stock	Outstanding	Deficit	Equity

BALANCE AT JUNE 30, 2009	$1,187	$29,618	$-	$19,253	$(31,373)	$18,685

Issuance of 142,117 shares of common stock for compensation	14	-	-	81	-	95

Purchase of 48,263 shares of common stock for treasury at cost	5	-	(186)	181	-	-
Capital contribution by majority shareholder	-	-	-	250	-	250
Net income	-	-	-	-	1,171	1,171
Preferred stock dividends	-	-	-	-	(592)	(592)

BALANCE AT JUNE 30, 2010	$1,206	$29,618	$(186)	$19,765	$(30,794)	$19,609

Issuance of 46,500 shares of common stock for compensation	1	-	-	5	-	6

Purchase of 166,181 shares of common stock for treasury at cost	17	-	(623)	606	-	-

Offset of term note receivable against outstanding preferred stock	-	(2,485)	-	-	-	(2,485)
Net income	-	-	-	-	1,851	1,851
Preferred stock dividends	-	-	-	-	(568)	(568)

BALANCE AT JUNE 30, 2011	$1,224	$27,133	$(809)	$20,376	$(29,511)	$18,413

Issuance of 16,500 shares of common stock for compensation	2	-	-	7	-	9
Net income	-	-	-	-	2,283	2,283
Preferred stock dividends	-	-	-	-	(1,357)	(1,357)

BALANCE AT JUNE 30, 2012	$1,226	$27,133	$(809)	$20,383	$(28,585)	$19,348

See Accompanying Notes to the Consolidated Financial Statements

25

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

	For the Year Ended
	June 30,	June 30,	June 30,
	2012	2011	2010
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$2,283	$1,851	$1,171
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	531	622	770
Provision for losses on accounts receivable	15	(29)	(111)
Stock based compensation	9	6	95
Deferred income taxes	-	-	(250)
Changes in certain operating assets and liabilities:
Restricted cash	(3)	426	322
Accounts receivable	(468)	(365)	486
Prepaid assets and other current assets	383	77	553
Assets of discontinued operations	-	8	106
Other long-term assets	(28)	35	(9)
Accounts payable	384	(412)	(128)
Health and workers' compensation reserves	(269)	(606)	(1,993)
Customer deposits	(2,419)	2,152	-
Accrued expenses and other current liabilities	818	1,279	(256)
Net Cash Provided by Operating Activities	1,236	5,044	756

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(19)	(60)	(55)
Proceeds from sale of assets	-	55	-
Net Cash Used in Investing Activities	(19)	(5)	(55)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on term debt	(417)	(511)	(108)
Proceeds from term debt	-	-	1,000
Repurchase of common stock for treasury	-	(248)	(557)
Dividends paid on preferred stock	(1,524)	(568)	(398)
Net Cash Used in Financing Activities	(1,941)	(1,327)	(63)

NET INCREASE (DECREASE) IN CASH AND EQUIVALENTS	(724)	3,712	638

CASH AND EQUIVALENTS
Beginning of Year	6,036	2,324	1,686

End of Year	$5,312	$6,036	$2,324

See Accompanying Notes to the Consolidated Financial Statements

26

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

	For the Year Ended
	June 30,	June 30,	June 30,
	2012	2011	2010
SUPPLEMENTAL DISCLOSURES
Interest paid	$10	$41	$17

Income taxes paid	$67	$65	$49

See Accompanying Notes to the Consolidated Financial Statements

27

ANNEX F

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLARS IN THOUSANDS UNLESS OTHERWISE INDICATED,

EXCEPT PER SHARE DATA)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Fortune Industries, Inc. (formerly known as Fortune Diversified Industries, Inc.) is an Indiana corporation, originally incorporated in Delaware in 1988. The term “Company” as used herein refers to Fortune Industries, Inc. and its subsidiaries unless the context otherwise requires. The Company provides full service human resources outsourcing services through co-employment relationships with its clients.  As a holding company, the Company has historically invested in businesses that are undervalued, underperforming, or in operations that are poised for significant growth.  Management’s strategic focus is to support the revenue and earnings growth of its operations by creating synergies that can be leveraged to enhance the performance of the Company’s entities and by investing capital to fund expansion.

Principles of Consolidation: The accompanying consolidated financial statements include the accounts of Fortune Industries, Inc. and its wholly owned subsidiaries. All significant inter-company accounts and transactions of the Company have been eliminated.

Estimates: Management uses estimates and assumptions in preparing consolidated financial statements in accordance with accounting principles generally accepted in the United States. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Revenue and Cost Recognition: Professional Staff Management, Inc. and related entities (“PSM”); CSM, Inc. and subsidiaries (“CSM”); and Employer Solutions Group, Inc. and subsidiaries (“ESG”) bill clients under their Professional Services Agreement as licensed Professional Employer Organizations (collectively the “PEOs”), which includes each worksite employee’s gross wages, plus additional charges for employment related taxes, benefits, workers’ compensation insurance, administrative and record keeping, as well as safety, human resources, and regulatory compliance consultation.  Most wages, taxes and insurance coverage are provided under the PEOs’ federal, state, and local or vendor identification numbers.  No identification or recognition is given to the client when these monies are remitted or calculations are reported.  Most calculations or amounts the PEOs owe the government and its employment insurance vendors are based on the experience levels and activity of the PEOs with no consideration to client detail.  The PEOs bill the client their worksite employees’ gross wages plus an overall service fee that includes components of employment related taxes, employment benefits insurance, and administration of those items.  The component of the service fee related to administration varies, in part, according to the size of the client, the amount and frequency of payroll payments and the method of delivery of such payments.  The component of the service fee related to health, workers’ compensation and unemployment insurance is based, in part, on the client’s historical claims experience.  Charges by the PEOs are invoiced along with each periodic payroll delivered to the client.

The PEOs report revenue in accordance with Financial Accounting Standards Board (“FASB”) ASC 605-45, “Revenue Recognition - Principal Agent Considerations.” The PEOs report revenue on a gross basis for the total amount billed to clients for service fees, which includes health and welfare benefit plan fees, workers’ compensation insurance, unemployment insurance fees, and employment-related taxes.  The PEOs report revenue on a gross basis for such fees because the PEOs are the primary obligor and deemed to be the principal in these transactions under ASC 605-45.  The PEOs report revenue on a net basis for the amount billed to clients for worksite employee salaries and wages and outside benefit plans.  This accounting policy of reporting revenue net as an agent versus gross as a principal has no effect on gross profit, operating income, or net income. The gross to net revenue reconciliation is as follows:

	June 30,	June 30,	June 30,
	2012	2011	2010

Gross billings	$501,597	$522,880	$515,497
Less worksite employee costs	440,706	458,545	454,803
Net revenue	$60,891	$64,335	$60,694

The PEOs account for their revenue using the accrual method of accounting.  Under the accrual method of accounting, revenues are recognized in the period in which the worksite employee performs work. The PEOs accrue unbilled receivables for service fees, health and welfare benefits plan fees, workers’ compensation and unemployment insurance fees relating to work performed by worksite employees but unpaid at the end of each period.  In addition, the related costs of services are accrued as a liability for the same period.  Subsequent to the end of each period, such costs are paid and the related service fees are billed.

28

ANNEX F

Consistent with their revenue recognition policy, the PEOs’ direct costs do not include the payroll cost of its worksite employees.  The Company’s direct costs associated with its revenue generating activities are comprised of all other costs related to its worksite employees, such as the employer portion of payroll-related taxes, employee benefit plan premiums and workers’ compensation insurance costs.

Cash and Equivalents: Cash and equivalents may include money market fund shares, bank time deposits, certificates of deposits, and other instruments with original maturities of three months or less.

Restricted Cash: Restricted cash includes certificates of deposits for letters of credit issued to collateralize the Company’s obligations under its workers’ compensation program and certain general insurance coverage. At June 30, 2012, the Company had $2.4 million in total restricted cash. Of this, $2.1 million is restricted for the Company’s workers’ compensation program in accordance with terms of its insurance carrier agreement, and the remainder is restricted for certain standby letters of credits in accordance with various state regulations.

Accounts Receivable: Accounts receivable is stated at the amount billable to customers. The Company provides allowances for estimated doubtful accounts based on the Company’s assessment of known delinquent accounts, historical experience, and other currently available evidence of the collectability and the aging of the accounts receivable. Management had established an allowance for doubtful accounts of $0.01 million as of June 30, 2012. Delinquent receivables that are deemed uncollectible are written off based on individual credit evaluation and specific circumstances of the customer. The Company’s policy is not to accrue interest on past due trade receivables.

Property, Plant, Equipment, and Depreciation: Property, plant and equipment are carried at cost and include expenditures for new additions and those which substantially increase the useful lives of existing assets. Depreciation is computed principally on the straight-line method over the estimated useful life. Depreciable lives range from 3 to 10 years.

Expenditures for normal repairs and maintenance are charged to operations as incurred. The cost of property or equipment retired or otherwise disposed of and the related accumulated depreciation are removed from the accounts in the period of disposal with the resulting gain or loss reflected in earnings or in the cost of the replacement asset.

Goodwill and Other Indefinite-Lived Intangible Assets: The Company accounts for goodwill and other indefinite-lived intangible assets under FASB ASC 350, “Intangibles - Goodwill and Other.” Under ASC 350, goodwill and other intangible assets with indeterminate lives are assessed for impairment at least annually and more often as triggering events occur. In making this assessment, management relies on a number of factors including operating results, business plans, economic projections, anticipated future cash flows, and transactions and market place data. There are inherent uncertainties related to these factors and management’s judgment in applying them to the analysis of both goodwill and other intangible assets impairment. Since management’s judgment is involved in performing goodwill and other intangible assets valuation analyses, there is risk that the carrying value of the goodwill and other intangible assets may be overstated or understated.

The Company has not recognized impairment charges in the past 4 fiscal years. Triggering events would include a) a substantial change in the customer mix and number of worksite employees, b) losses incurred within certain operating units, c) significant downsizing of personnel and operations, or d) restructuring of management. Per review of these qualitative factors, the Company determined that goodwill and other indefinite-lived assets are not impaired at June 30, 2012.

Long-lived Assets: The Company evaluates the carrying value of long-lived assets, primarily property, plant and equipment and other definite-lived intangible assets, whenever significant events or changes in circumstances indicate the carrying value of these assets may be impaired. If such indicators of impairment are present, the Company determines whether the sum of the estimated undiscounted cash flows attributable to the assets in question is less than their carrying value. If less, the Company recognizes an impairment loss based on the excess of the carrying amount of the assets over their respective fair values. The fair value of the asset then becomes the asset’s new carrying value, which the Company depreciates over the remaining estimated useful life of the asset. Fair value is determined by discounted future cash flows, appraisals or other methods.

Stock-based Compensation: The Company accounts for stock-based compensation under the provisions of FASB ASC 718, “Stock Compensation” using the modified prospective method.  The Company recognizes compensation expense for awards of equity instruments to employees based on the grant-date fair value of those awards.

Earnings per Common Share: Income per common share has been computed in accordance with FASB ASC 260, “Earnings per Share”. Basic income per common share is computed based on net income applicable to common stock divided by the weighted average number of common shares outstanding for the period. Diluted income per common share is computed based on net income applicable to common stock divided by the weighted average number of shares of common stock outstanding during the period after giving effect to securities considered to be dilutive common stock equivalents.

Income Taxes: The Company accounts for income taxes under the provisions of FASB ASC 740, “Income Taxes.” Accordingly, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates. Changes in deferred income tax assets and liabilities are included as a component of income tax expense.

29

ANNEX F

Advertising Costs: Advertising costs including marketing, advertising, publicity, promotion and other distribution costs, are expensed as incurred and totaled $100, $114 and $99, for the fiscal periods ended June 30, 2012, 2011 and 2010, respectively.

Warrants: The Company has issued and anticipates issuing warrants along with debt and equity instruments to third parties. These issuances are recorded based on the fair value of these instruments. Warrants and equity instruments require valuation using the Black-Scholes model and other techniques, as applicable, and consideration of various assumptions including but not limited to the volatility of the Company’s stock, risk free rates and the expected lives of these equity instruments.

The Company issued 2,200,000 warrants to the Chairman of the Board effective November 30, 2008. The warrants have a ten-year term and an exercise price of $0.40 per share. Upon utilization of the valuation models described above, it was determined that the warrants had no value at the time of issuance.

Debt and equity issuances may have features which allow the holder to convert at beneficial conversion terms, which are then measured using similar valuation techniques and amortized to interest expense in the case of debt or recorded as dividends in the case of preferred stock instruments. No issuances have beneficial conversion terms for any of the fiscal periods ended June 30, 2012, 2011 and 2010.

Workers’ Compensation: The Company’s PSM and CSM subsidiaries maintain fully insured high deductible workers’ compensation insurance programs. Under the insurance policies established at each company, PSM and CSM’s deductible liability is limited to $250 per incident, with an aggregate liability limit of approximately $2,000. Under the insurance policy established at ESG, the deductible liability is limited to $350 per incident, with no aggregate annual liability limit.

New Accounting Pronouncements:

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment”. The objective of this ASU is to simplify how an entity tests goodwill for impairment. The new guidance will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment”. The objective of this ASU is to simplify how an entity tests indefinite-lived intangibles for impairment. The new guidance will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative indefinite-lived intangible assets impairment test. An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

Other new pronouncements issued but not effective until after June 30, 2012, are not expected to have a significant effect on the Company’s consolidated financial statements.

NOTE 2 - PROPERTY AND EQUIPMENT

Property, plant and equipment, including capital leases, are comprised of the following:

	June 30,	June 30,
	2012	2011

Office equipment	$1,921	$1,927
Vehicles	3	20
Leasehold improvements	14	14
	1,938	1,961

Less accumulated depreciation	(1,799)	(1,716)
	$139	$245
30

ANNEX F

The provision for depreciation expense was $125, $216 and $364 for the years ended June 30, 2012, 2011 and 2010, respectively. The Company did not recognize any gain or loss on the disposal of assets during the years ended June 30, 2012, 2011 or 2010.

NOTE 3 - GOODWILL AND OTHER INTANGIBLE ASSETS

There have been no significant changes in the carrying amount of goodwill during the fiscal periods ended June 30, 2012, 2011 and 2010. The total amount of goodwill that is deductible for tax purposes is $5,538, $6,149 and $6,918 at June 30, 2012, 2011 and 2010, respectively.

The following table sets forth the gross carrying amount and accumulated amortization of the Company's other intangible assets:

	June 30, 2012
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Amortization Period (in years)

Customer relationships	$4,063	$2,609	$1,454	10
Tradename (not subject to amortization)	590	-	590
Total	$4,653	$2,609	$2,044

	June 30, 2011
	Gross Carrying Amount	Accumulated Amortization	Net Book Value	Amortization Period (in years)

Customer relationships	$4,063	$2,203	$1,860	10
Tradename (not subject to amortization)	590	-	590
Total	$4,653	$2,203	$2,450

Intangible asset amortization expense is $406 for each of the fiscal periods ended June 30, 2012, 2011 and 2010.

Amortization expense on intangible assets at June 30, 2012 for each of the next five fiscal years is as follows:

2013	$406
2014	380
2015	329
2016	203
2017 and thereafter	726
Total	$2,044

NOTE 4 - DEBT ARRANGEMENTS

The Company’s debt obligations consisted of the following:

	June 30,	June 30,
	2012	2011
Notes payable

Term note due in monthly principal installments of $42, plus interest at 4.5% through April 2012. The loan was secured by all of the assets of the Company and was personally guaranteed by the Company’s chairman and majority shareholder.	$-	$417

Total debt obligations	-	417

Less current maturities	-	(417)

Long-term portion of outstanding debt	$-	$-
31

ANNEX F

Term Notes

Effective May 29, 2009, the Company entered into a $250 term loan note with a bank. The term loan note matured on October 28, 2009 and incurred interest at the Prime Rate plus 2.0%. The note was collateralized by certain assets of the Company’s majority shareholders. The loan required the Company to maintain a minimum debt service coverage ratio of 1.25 to 1.0 among other covenants. In January 2010, the Company was held harmless on the note and was released from the obligation by the bank.  The amount forgiven of $250 is included in the Company’s Consolidated Statements of Changes in Shareholders’ Equity as additional paid-in capital.

In May 2010, the Company entered into a $1.0 million term note with a bank. The term loan matured on April 30, 2012 and bore interest at the fixed rate of 4.5%. The note amortized equally over a 24 month period and required monthly principal payments of $42. The note was collateralized by substantially all the assets of the Company and was personally guaranteed by the Company’s chairman and majority shareholder. The loan required the Company to maintain a minimum cash flow coverage ratio of 1.2 to 1.0 and a minimum current ratio of 1.0 at June 30, 2010, escalating to 1.15 and 1.20 at December 31, 2010 and June 30, 2011, respectively.

Line of Credit

Effective April 15, 2011, the Company entered into a $2.0 million revolving line of credit agreement with a bank. The line of credit matures February 28, 2013 and bears interest at the Prime Rate plus 0.75%. The note is collateralized by substantially all the assets of the Company. The loan requires the Company to maintain a maximum total senior liabilities to adjusted tangible capital ratio of 1.5 to 1.0 and a minimum operating cash flow to fixed charge ratio of 1.25 to 1.0. There were no draws on the line of credit at June 30, 2012.

NOTE 5 - RETIREMENT PLAN

The Company maintains a 401(k) savings plan whereby employees can contribute and defer taxes on compensation contributed to the plan. The Company is not required to contribute to the plan but may make a discretionary contribution.

NOTE 6 - INCOME TAXES

The reconciliation for the 2012, 2011 and 2010 income tax expense (benefit) computed at the U.S. Federal statutory tax rate to the Company's effective income rate is as follows (in percentages):

	June 30,	June 30,	June 30,
	2012	2011	2010

Tax at U.S. Federal statutory rate	34.0	34.0	0.0
State and local taxes, net of federal benefit	5.6	5.6	5.6
Change in valuation allowance	(36.7)	(36.2)	(27.6)
	2.9	3.4	(22.0)

Significant components of the provision for income tax expense (benefit) from continuing operations are as follows:

	Year Ended	Year Ended	Year Ended
	June 30, 2012	June 30, 2011	June 30, 2010
Current:
Federal	$564	$429	$-
State	93	71	68
	657	500	68
Deferred:
Federal	298	288	270
State	49	48	(23)
	347	336	247

Decrease in valuation allowance	(937)	(771)	(577)

Net income tax (benefit)	$65	$65	$(262)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. The significant components of the Company's deferred tax asset are as follows:

32

ANNEX F

	June 30,	June 30,
	2012	2011

Current:

Amortization of intangible assets	$314	$314
Accrued liabilities and other	869	686
Net operating losses and other carryforwards	317	500
Noncurrent:
Amortization of intangible assets	2,627	2,946
Depreciation	(27)	(62)
Net operating losses and other carryforwards	3,961	4,614
	8,061	8,998
Valuation allowance	(5,311)	(6,248)
Total deferred tax assets	$2,750	$2,750

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported, if at June 30, 2012, the Company had federal tax operating losses based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

This evidence includes consideration of various uncertainties that management has identified as risk factors to the Company. Recent events, including significant turmoil within the domestic and foreign financial markets, healthcare legislation and increasing unemployment tax rates and taxable wage thresholds, more than likely are expected to contribute to atypical custom attrition and decreased gross profits. Additionally, since the divesture of certain segments in fiscal 2009 unrelated to the Company’s current focus of full service human resources, the Company has had positive results for the last four fiscal periods for financial reporting purposes. However, the Company has not evidenced a similar trend for income tax reporting purposes, experiencing net operating losses in four of prior six fiscal periods, with the current and 2011 fiscal years as the exception. These taxable losses are primarily the result of permanent timing differences related to the amortization of certain intangible assets for income tax purposes through 2022. The Company’s deferred tax assets and liabilities are susceptible to erratic changes due to the inherent unpredictable nature of the Company’s insurance claim liabilities and sensitivity to unemployment and wage volatility. Changes in the economy and federal and state legislature, both favorable and unfavorable, will impact management’s assumptions and estimates in future periods.

After consideration of the evidence, both positive and negative, management has determined that a $5,311 and $6,248 valuation allowance at June 30, 2012 and 2011, respectively, is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance is $937 and $771 for the fiscal years ended June 30, 2012 and 2011, respectively. The Company has federal net operating loss carryforwards of approximately $10.8 and $12.3 million at June 30, 2012 and 2011, respectively, which expire between 2021 and 2030. The Company has state net operating loss carryforwards of approximately $11.0 and $12.6 million at June 30, 2012 and 2011, respectively.

The Company recognizes interest and penalties related to uncertain tax positions in income tax expense. As of June 30, 2012, 2011 and 2010, the Company made no provisions for interest or penalties related to uncertain tax positions. The tax years beginning July 1, 2008 through July 1, 2011 remain open to examination by the Internal Revenue Service of the United States.

NOTE 7 - EQUITY INCENTIVE PLANS AND OTHER STOCK COMPENSATION

Restricted Share Units

Effective April 13, 2006, the Company’s shareholders approved the 2006 Equity Incentive Plan. Under terms of the 2006 Equity Incentive Plan, the Company may grant options, restricted share units and other stock-based awards to its management personnel as well as other individuals for up to 1.0 million shares of common stock. During the fiscal periods ended June 30, 2012, 2011 and 2010, 16,500, 46,500 and 142,117 restricted share units, respectively, were issued under this plan.

33

ANNEX F

NOTE 8 - SHAREHOLDERS’ EQUITY

Common Stock

The following are the details of the Company's common stock as of June 30, 2012 and 2011:

	Number of Shares
	Authorized	Issued	Outstanding	Amount
June 30, 2012
Common stock, $0.10 par value	150,000,000	12,363,486	12,287,290	$1,226

June 30, 2011
Common stock, $0.10 par value	150,000,000	12,346,986	12,270,790	$1,224

There were 16,500 shares issued during the year ended June 30, 2012. These shares were issued upon board approval as compensation during the current fiscal year. There were 46,500 shares issued during the year ended June 30, 2011. These shares were issued upon board approval as compensation during the 2011 fiscal year. At June 30, 2012, the Company had 2,200,000 warrants outstanding to the Chairman of the Company.

Preferred Stock

The following are the details of the Company's non-voting preferred stock as of June 30, 2012 and 2011:

	Number of Shares
	Authorized	Issued	Outstanding	Amount
June 30, 2012
Preferred stock, Series A $0.10 par value	1,000,000	66,180	-	$-
Preferred stock, Series B $0.10 par value	1,000,000	79,180	-	-
Preferred stock, Series C $0.10 par value	1,000,000	296,180	296,180	$27,133

June 30, 2011
Preferred stock, Series A $0.10 par value	1,000,000	66,180	-	$-
Preferred stock, Series B $0.10 par value	1,000,000	79,180	-	-
Preferred stock, Series C $0.10 par value	1,000,000	296,180	296,180	$27,133

The shares issued are single class and pay on a monthly basis an annual cash dividend of $5 per share in years ending November 30, 2009 and 2010, $6 per share in the year ending November 30, 2011 and $7 per share thereafter. On September 25, 2009, the Company reached agreement with the Chairman to amend the dividend rates on the Series C Preferred Stock with an effective date of July 1, 2009. From the effective date forward the Series C Preferred Stock will bear annual dividends of $2 per share in years one and two subsequent to the effective date, $5 per share in year three subsequent to the effective date, $6 per share in year four subsequent to the effective date and $7 per share thereafter. All other terms of the Series C Preferred Shares remained unchanged. Effective December 31, 2010, the Company revised its estimate regarding the collectability of its $2.5 million term note receivable with a related party. Based on this change in estimate, the Company reclassified the note receivable as a reduction to its outstanding preferred stock as prescribed by a security agreement between the Company and the related party. Under terms of this security agreement and in the event of default of the term note receivable, the Company obtains the right to equal value of the preferred stock as defined including but not limited to title, interest and dividends. The Company has no intention to convert the note receivable in the foreseeable future. Dividends of $1,357, $568 and $398 were declared for the fiscal periods ended June 30, 2012, 2011 and 2010, respectively.

Treasury Stock

During the fiscal year ended June 30, 2011, the Company purchased 166,181 shares of its common stock at a cost of $3.75 per share as contractually obligated pursuant to put options outstanding from the purchase of ESG in March 2007. During the fiscal year ended June 30, 2010, the Company purchased 48,263 shares of its common stock at a cost of $3.75 per share as contractually obligated pursuant to put options outstanding from the purchase of ESG in March 2007. There were a total of 217,143 shares eligible to be put to the Company per the terms of the purchase agreement. Substantially, all of the shares were put to the Company on March 1, 2010. The Company negotiated with two of the put holders which held an aggregate of 168,880 of the puts for extended payment terms on the contractual obligation. The remaining contractual obligation of $248 was included in current liabilities at June 30, 2010. This contractual obligation was paid out in monthly payments through December 31, 2010. These shares were held as collateral by the put holders until the final payment was made on December 31, 2010, and therefore have not been included in treasury stock at June 30, 2010.

34

ANNEX F

NOTE 9 - PER SHARE DATA

The following presents the computation of basic income per share and diluted income per share:

	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,
	2012	2011	2010

Net Income Available to Common Shareholders	$926	$1,283	$579

Basic Income from Continuing Operations	$0.08	$0.10	$0.05

Basic Loss from Discontinued Operations	-	-	-

Basic Income per Common Share	$0.08	$0.10	$0.05

Basic Weighted Average Shares Outstanding	12,278,710	12,251,329	12,177,741

Diluted Income from Continuing Operations	$0.06	$0.09	$0.04

Diluted Loss from Discontinued Operations	-	-	-

Diluted Income per Common Share	$0.06	$0.09	$0.04

Diluted Weighted Average Shares Outstanding	14,599,710	14,558,965	14,687,904

NOTE 10 - OPERATING LEASE COMMITMENTS

Property Lease Commitments

Segment	Location(s)	Description
Business Solutions	Richmond, IN (1); Brentwood, TN (2); Provo, UT (3); Tucson, AZ (4); Loveland, CO (5); Phoenix, AZ (6); Indianapolis, IN (8)	Offices
Corporate	Indianapolis, IN (7)	Offices

(1)	The lease on this property was with the former Chief Operating Officer of the Company. The operating lease agreement provides for monthly base rent of $1.6 through August 31, 2011, and $1.3 through August 31, 2012. This lease was not renewed and operations were moved to Brentwood, TN.

(2)	The Company maintains an operating lease agreement that provides for monthly base rent of $12 through January 31, 2014. In addition to an escalating base monthly rent, the agreement requires the Company to pay any increase in operating costs, real estate taxes, or utilities over the base year.

(3)	The lease on this property is with the former President of ESG. The operating lease agreement provides for monthly base rent of $30 through May 30, 2011, $29 through January 31, 2012, and $18 through January 31, 2013, then increased 4% annually through January 31, 2015. The lessee pays most expenses related to repairs, maintenance, property taxes, and insurance. The lessor is required to carry minimal amounts of insurance.

(4)	The Company maintains an operating lease agreement that provides for monthly base rent of $4 through February 2015 and is increased 4% annually. The lessee has the right to terminate the lease at its election after a three year period with minimum penalty. The lessor pays most expenses related to repairs, maintenance, property taxes, and insurance. The lessor is required to carry minimal amounts of insurance.
35

ANNEX F

(5)	The Company maintains an operating lease agreement that provides for monthly base rent of $2 through January 31, 2014. In addition to an escalating base monthly rent, the agreement requires the Company to pay most expenses related to repairs, maintenance, property taxes, and insurance. The lessor is required to carry minimal amounts of insurance.

(6)	The Company maintains an operating lease agreement that provides for monthly base rent of $3 through September 30, 2015. In addition to an escalating base monthly rent, the agreement requires the Company to pay most expenses related to repairs, maintenance, property taxes, and insurance.

(7)	The Company maintains an operating lease agreement with a limited liability company that is owned by the majority shareholder. The operating lease agreement provides for monthly base rent of $5 through August 2013, adjusted annually to fair market value. The lease was terminated April 1, 2012.

(8)	The Company maintains an operating lease agreement that provides for monthly base rent of $1.5 through February, 2015. In addition to an adjustable base monthly rent, the agreement requires the Company to pay most expenses related to repairs, maintenance, property taxes and insurance. The lessor is required to carry minimal amounts of insurance.

Rent expense under these agreements amounted to $612, $671 and $740 for the fiscal periods ending June 30, 2012, 2011 and 2010.

Future minimum commitments under these agreements at June 30, 2012 are approximately as follows:

Facilities
2013	512
2014	447
2015	232
2016	9
$1,200

NOTE 11 - RELATED PARTY TRANSACTIONS

We have a long term note receivable which represents a loan with a business owned by the Company’s majority shareholder in connection with the disposition of certain assets effective November 30, 2008.  The loan expired on November 30, 2011 and bore interest at the Prime Rate plus 1%.  Effective June 30, 2009, the Company entered into an agreement with the Chairman/majority shareholder to amend the terms of the promissory note receivable. In exchange for offsetting $740 of accrued dividends due and owing to the Chairman against the outstanding principal balance of the promissory note receivable the Company extended the maturity date of the note to June 30, 2012 and reset the payment schedule to interest only for the first twelve months beginning July 1, 2009, with $50 and $100 monthly principal payments due beginning July 1, 2010 and July 1 2011, respectively. As of the date of this filing, the promissory note was still outstanding and the Board is considering an additional extension.

Effective December 31, 2010, the Company revised its estimate regarding the collectability of the term note receivable.  Based on this change in estimate, the Company reclassified the note receivable as a reduction to its outstanding preferred stock as prescribed by a Security Agreement between the Company and the related party.  Under terms of this Security Agreement and in the event of default of the term note receivable, the Company obtains the right to equal value of the preferred stock as defined including but not limited to title, interest and dividends.  As of June 30, 2012 and the date of this filing, the Company has no intention to convert the note receivable in the foreseeable future.

The following is a summary of related party amounts included in the Consolidated Statements of Operations for the fiscal periods ending June 30, 2012, 2011 and 2010, respectively:

	June 30,	June 30,	June 30,
	2012	2011	2010
Revenues:
Continuing Operations (1)	$391	$573	$720
Discontinued Operations (3)	-	-	30
Total	$391	$573	$750

Expenses:
Continuing Operations (2) (4)	$45	$90	$514

36

ANNEX F

(1)	During the fiscal years ended June 30, 2012, 2011 and 2010, the Company’s CSM and PSM subsidiaries performed $391, $573 and $720 worth of services for businesses owned by the Company’s majority shareholder.
(2)	The Company’s PSM and ESG subsidiaries held leases for office buildings in Richmond, Indiana, Provo, Utah and Tucson, Arizona from companies owned by former officers of the Company. Rent expense of $394 was recognized for the fiscal period ending June 30, 2010.
(3)	The Company’s discontinued electronics integration operations sold inventory as part of its liquidation of the discontinued operations to a company owned by the majority shareholder.
(4)	The Company maintained an operating lease agreement for the rental of a building with a limited liability company owned by the Company’s majority shareholder. The lease was terminated April 1, 2012. The agreement provided for a monthly base rent of $5 per month. Rent and related expenses of $45, $90 and $120 were recognized for the fiscal periods ending June 30, 2012, 2011 and 2010, respectively.

NOTE 12 - SIGNIFICANT ESTIMATES

Significant estimates have been made by management with respect to the realizability of the Company’s deferred tax assets. Actual results could differ from these estimates making it reasonably possible that a change in these estimates could occur in the near term. The net decrease in the valuation allowance for deferred income tax assets was $937, $771, and $577 for the fiscal years ended June 30, 2012, 2011 and 2010, respectively. The valuation allowance relates primarily to net operating loss carryforwards, tax credit carryforwards, and net deductible temporary differences. The Company evaluates a variety of factors in determining the amount of the deferred income tax assets to be recognized pursuant to ASC 740, including the number of years the Company’s operating loss and tax credits can be carried forward, the existence of taxable temporary differences, the Company’s earnings history and the Company’s near-term earnings expectations. At June 30, 2012, management believes it is more likely than not that a significant portion of net deferred income tax assets will not be realized in the next few years.

Company subsidiaries establish reserves for workers’ compensation claims by estimating unpaid losses and loss expenses with respect to claims occurring on or before the balance sheet date. Such estimates include provisions for reported claims and provisions for incurred-but-not-reported claims. The estimates of unpaid losses are established and continually reviewed by the Company using a variety of statistical and analytical techniques. Reserve estimates reflect past claims experience, currently known factors and trends and estimates of future claim trends.

Irrespective of the techniques used, estimation error is inherent in the process of establishing unpaid loss reserves as of any given date. Uncertainties in projecting ultimate claim amounts are enhanced by the time lag between when a claim actually occurs and when it becomes reported and settled. These policies contain aggregate limits of indemnification, so the risks of additional claims under the contracts are limited. For the reasons previously discussed, the amounts of the reserves established as of a given balance sheet date and the subsequent actual losses and loss expenses paid will likely differ, perhaps by a material amount. There is no guaranty that the recorded reserves will prove to be adequate. Changes in unpaid loss estimates arising from the review process are charged or credited, as applicable, to earnings in the period of the change.

NOTE 13 - CONCENTRATION OF CREDIT RISK

The Company’s financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivables. The Company places its cash and cash equivalents with several regional and national banking institutions. At times, such amounts may be in excess of the FDIC insured limit. The Company routinely assesses the financial strength of its customers and, as a consequence, believes that its accounts receivable credit risk exposure is limited.

NOTE 14 - COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved in various legal proceedings. The Company believes it has adequate legal defenses with respect to each of the suits and intends to vigorously defend against these actions. However, it is reasonably possible that these cases could result in outcomes unfavorable to the Company. While the Company currently believes that the amounts of the ultimate potential loss would not be material to the Company’s financial position, the outcome of litigation is inherently difficult to predict. In the event of an adverse outcome, the ultimate potential loss could have a material effect on the financial position or reported results of operations in a particular quarter.

37

ANNEX F

Regulatory Matters

The Company’s employer and health care operations are subject to numerous federal, state and local laws related to employment, taxes and benefit plan matters. Generally, these rules affect all companies in the United States. However, the rules that govern professional employer organizations (“PEO”) constitute an evolving area due to uncertainties resulting from the non-traditional employment relationship among the PEO, the client and the client employees. Many federal and state laws relating to tax and employment matters were enacted before the widespread existence of PEO’s and do not specifically address the obligations and responsibilities of these PEO relationships. If the Internal Revenue Service concludes that PEO’s are not “employers” of certain client employees for purposes of the Internal Revenue Code of 1986, as amended, its cafeteria plan may lose its favorable tax status, the Company may no longer be able to assume the client’s federal employment tax withholding obligations, and certain defined employee benefit plans maintained by the Company may be denied the ability to deliver benefits on a tax-favored basis as intended.

Restricted Cash

Certain states and vendors require the Company to post letters of credit to ensure payment of taxes or payments to the Company’s vendors under workers’ compensation contracts and to guarantee performance under the Company’s contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit if the holder demonstrates that the Company has failed to perform specified actions. If this were to occur, the Company would be required to reimburse the issuer of the letter of credit. Depending on the circumstances of such a reimbursement, the Company may also have to record a charge to earnings for the reimbursement. The Company does not believe that it is likely that any claims will be made under a letter of credit in the foreseeable future. As of June 30, 2012 and 2011, the Company had approximately $2.4 million in restricted cash primarily to secure obligations under its workers’ compensation contracts.

NOTE 15 - QUARTERLY FINANCIAL DATA (UNAUDITED)

The following table presents the unaudited consolidated operating results by quarter for the fiscal periods ended June 30, 2012 and 2011:

	For the Three Months Ended
2012:	September 30,	December 31,	March 31,	June 30,
Revenues	$15,795	$14,836	$16,038	$14,222
Gross Profit	3,252	3,110	3,278	3,458
Net income available to common shareholders	392	78	197	259
Basic earnings per share - continuing operations	0.03	0.01	0.02	0.02
Basic earnings per share	0.03	0.01	0.02	0.02
Diluted earnings per share - continuing operations	0.03	0.01	0.01	0.02
Diluted earnings per share	0.03	0.01	0.01	0.02

	For the Three Months Ended
2011:	September 30,	December 31,	March 31,	June 30,
Revenues	$15,571	$15,860	$16,816	$16,088
Gross Profit	3,198	3,144	3,103	3,362
Net income available to common shareholders	302	226	265	490
Basic earnings per share - continuing operations	0.02	0.02	0.02	0.04
Basic earnings per share	0.02	0.02	0.02	0.04
Diluted earnings per share - continuing operations	0.02	0.02	0.02	0.03
Diluted earnings per share	0.02	0.02	0.02	0.03

NOTE 16 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date on which the financial statements were issued. On September 20, 2012, the Company announced that it has reached an agreement in principal to restructure its current merger agreement by planning to enter into an amended merger agreement with Ide Management Group, LLC (“Ide”), a skilled nursing facility management group headquartered in Greenfield, Indiana (the “Amended Agreement”). The Amended Agreement is subject to final documentation, completion of due diligence, regulatory compliance and other normal contingencies. Once completed, a revised Proxy Statement and the Amended Agreement will be filed with the SEC for review. Further, the Amended Agreement will result in the Company remaining registered with the Securities and Exchange Commission, and it is anticipated that it will continue to be publicly traded. Current shareholders of the Company will continue to own their Company shares. In connection with the Amended Agreement, the Company will exchange all of its professional employer organization (“PEO”) subsidiaries for all of the common and preferred shares owned by the late Carter M. Fortune and by CEP, Inc., a Tennessee corporation which had previously entered into a merger agreement with the Company to acquire all the Company’s PEO operations. As a result of the revised transaction structure, the Company will cease being in the PEO business and through its newly acquired Ide subsidiaries, will operate a chain of over 20 skilled nursing facilities located in Indiana, Illinois, Iowa and Wisconsin.

38

ANNEX F

The Amended Agreement provides that Ide will merge with a to-be formed subsidiary of the Company, and become a wholly-owned subsidiary of the Company. Mark Ide, the sole member of Ide, will receive sufficient shares of the Company in exchange for full ownership of Ide. As a result, Mr. Ide will own a substantial majority of the Company shares. In addition, Ide will pay the Company three hundred thousand dollars ($300,000) as part of the transaction, which has been deposited into an escrow account with an independent third-party bank. The terms and conditions of the escrow agreement and the revised merger transaction are more fully described in the Company’s Form 8-K filed on September 20, 2012.

Mr. Fortune has pledged his ownership holdings in the Company as collateral on certain personal debt obligations. Mr. Fortune passed away on August 25, 2012. If Mr. Fortune’s shares in the Company are not sold through the aforementioned transaction, or by some other similar transaction, and if his estate were to default on these debt obligations and the collateral is called upon by the lending institution, it could result in a potential change in control of the Company if the default may not be cured by the majority shareholder through some other means.

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None

Item 9A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our President/Chief Executive Officer and our Chief Financial Officer, we conducted an evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Annual Report on Form 10-K. Based on the foregoing, our President/Chief Executive Officer and our Chief Financial Officer concluded that our disclosure controls and procedures were effective as of June 30, 2012.

Management Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Under the supervision and with the participation of our management, including the President/Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of our internal control over financial reporting as of June 30, 2012. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control-Integrated Framework.

Based upon this assessment, we determined that our internal control over financial reporting as of June 30, 2012 was effective.

This Annual Report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the company to provide only management's report.

Changes in Internal Controls

There were no changes to our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Inherent Limitations on Effectiveness of Controls

Our management, including our President/Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Our disclosure controls and procedures and our internal controls over financial reporting have been designed to provide reasonable assurance of achieving their objectives. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected.

39

ANNEX F

Item 9B. Other Information

None

PART III

Item 10. Directors and Executive Officers of the Company and Corporate Governance

Directors of the Company

The following table sets forth the name and age of each Director, indicating all positions and offices with us currently held by each Director.

Name	Principle Position and Role (Age)	Director Since

Carter M. Fortune	Chairman of the Board (Deceased August 25, 2012)	2002
David A. Berry	Independent Director, Audit Committee Member (59)	2002
Richard F. Suja	Independent Director, Audit Committee Member (57)	2011
Paul J. Hayes	Director (Resigned August 30, 2012)	2011

Set forth below are descriptions of the backgrounds and principal occupations of each of our Directors, and the period during which each has served as a Director. Each Director serves for a term of one year or until such time as that director is replaced pursuant to the Company’s By-Laws.

Carter M. Fortune was appointed Chief Executive Officer and Chairman of the Board of the Company as of January 2002. Mr. Fortune resigned as Chief Executive Officer on May 27, 2005 and was appointed Treasurer and remained Chairman of the Board. Mr. Fortune has a Bachelor of Business Administration degree in marketing from the University of Cincinnati. He began his professional career at a leading national food brands company where after five years he had ascended to the position of Regional Marketing Manager. Mr. Fortune was then hired as Director of Marketing for a leading insurance and actuarial services provider where he served for three years. Mr. Fortune then began a period of about fifteen years where he was the owner and operator of a chain of retail stores. Concurrently Mr. Fortune began investing in, owning and operating numerous commercial and residential real estate developments; he continues to pursue such ventures. Mr. Fortune was the sole owner of Fisbeck-Fortune Development, LLC, 14 West, LLC and Fortune Group, Inc., none of which is a parent, subsidiary or other affiliate of the Company. In addition, Mr. Fortune was the majority shareholder of the Company. Mr. Fortune passed away on August 25, 2012.

David A. Berry was elected to the Fortune Industries’ Board of Directors on November 1, 2002. Mr. Berry serves as the chairman of the Company’s Audit Committee. Mr. Berry began his professional career by starting his own underground and aerial utility construction company in 1978, which he had grown into a national company with operations from Maine to California. He sold the company in 1984. Mr. Berry then started OSP Engineering (OSP), an outside and inside plant telecommunications engineering company, designing telephone, cable TV and electrical systems for AT&T, Indiana Bell Telephone and Indiana Bell Communications. Mr. Berry again grew the OSP into a regional company, with customers thought the Midwest, which he sold in 1990. Mr. Berry was one of the founding members of Citimark Communications, a shared tenant services telephone company; he sold his interest to his partners and formed Shared Telcom Services (STS) in 1995. Mr. Berry grew STS (via acquisition) into the third largest regional Competitive Local Exchange Carrier (CLEC) behind Ameritech and AT&T. He then sold the company in 2000 to a large national Utility. In addition to his vast experience in growing and managing businesses, Mr. Berry has personally been involved in the sale of multiple companies. His financial acumen developed over years of starting, growing and selling businesses is a valuable asset to the board and the audit committee. Mr. Berry has been retired since 2001 and is currently an independent consultant pursuing multiple business ventures.

Richard F. Suja was elected to the Fortune Industries’ Board of Directors on February 21, 2011. Mr. Suja serves on the Company’s Audit Committee. Mr. Suja is a Senior Advisor at Colliers International, where he specializes in industrial building, land and investment acquisitions and dispositions, build-to-suit, lease negotiations and corporate property portfolio representations. He has over 22 years of commercial real estate experience, specializing in industrial building, land and investment acquisitions and dispositions, build-to-suits, lease negotiations, and corporate property portfolio management, and he has a strong understanding of financial statements and various investment strategies. Mr. Suja has sold or leased over 13.2 million square feet of industrial, research and site development space, totaling more than $600 million in transaction volume. His clientele is located throughout the United States and in Canada, and is concentrated in central Indiana. Prior to joining Colliers International, Mr. Suja worked for Summit Realty, Cushman & Wakefield’s Global Supply Chain Solutions Group and CB Richard Ellis’ Global Logistics Group.

40

ANNEX F

Paul J. Hayes was elected to the Fortune Industries’ Board of Directors on February 21, 2011. Mr. Hayes has over 25 years’ experience in corporate accounting and finance, primarily in the commercial real estate, residential construction and land development industries. Prior to his current position, he spent the last 13 years with The Estridge Companies, serving as Vice President of Finance from 2006 to 2010 and Controller from 1997 to 2006. Mr. Hayes secured over $25 million in land and development financing and served on the company’s executive committee. Prior to joining Estridge, Mr. Hayes held several positions, including Financial Reporting Controller, with Simon Property Group, where he worked on the company’s initial public offering in 1993 and the company’s merger with its largest competitor in 1996. Mr. Hayes began his career with the big-8 public accounting firm Ernst & Whinney providing assurance services to a wide range of clients in many diverse industries. Effective August 30, 2012, Mr. Paul Hayes resigned from the Company’s Board of Directors. Mr. Hayes’ resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Executive Officers of the Company

The executive officers of the Company are as follows:

Name	Age	Position
Tena Mayberry	49	Chief Executive Officer and President
Randy Butler	52	Chief Financial Officer

Each executive officer serves, in accordance with the by-laws of the Company, until the annual meeting of the Board of Directors. Tena Mayberry was elected President of the Company on April 13, 2009, and Chief Executive Officer of the Company on January 15, 2010, replacing John F. Fisbeck who resigned and the Company’s Chief Executive Officer on January 15, 2010. Ms. Mayberry was named president of Century II, a subsidiary of the Company, in 2007, after serving four years as Chief Operating Officer, two years as a senior vice president, and four years as vice president. Prior to joining Century II, Ms. Mayberry served in management positions with Contract Sales Managers, Kroger Co. and Norrell Temporary Services. Ms. Mayberry graduated from Tennessee Technological University with a Bachelor of Science degree in marketing and business management. Randy Butler became Chief Financial Officer on April 2, 2009, replacing Garth Allred who resigned as the Company’s Chief Financial Officer on April 2, 2009. Prior to his election as the Company’s Chief Financial Officer, Mr. Butler joined Century II, a subsidiary of the Company on May 1, 2006 as the Controller, and assumed responsibility for all the financial functions of PSM, Inc. another subsidiary of the Company in May 2008. Prior to Century II, Mr. Butler was the Controller for PFIC Corporation, a broker-dealer for Union Planters Bank, where he was responsible for all the accounting and financial operations for the Financial Services Division of Union Planters Bank. Mr. Butler graduated with honors from the University of Tennessee with a Bachelor of Science degree in accounting.

SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers and Directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file an initial report of ownership of such securities on Form 3 and changes in ownership of such securities on Form 4 or 5 with the SEC. Such officers, Directors and ten percent shareholders are required to furnish the Company with copies of all Section 16(a) forms they file with the SEC. Based solely on its review of the copies of such forms received by it, or written representations from certain such reporting persons that no Form 5’s were required for such persons, the Company believes that, for the fiscal period ended June 30, 2012, its officers, Directors and ten percent shareholders complied with all applicable Section 16(a) filing requirements.

CODE OF ETHICS

The Company has adopted a code of ethics (the “Code of Ethics”) that applies to the Company’s principal executive officer, principal financial officer, and employees. A copy of the Company’s Code of Ethics can be viewed on the Company’s website at www.ffi.net or obtained free of charge by sending a written request to the attention of the Company’s Chief Financial Officer, Randy Butler, at 6402 Corporate Drive, Indianapolis, Indiana 46278.

SHAREHOLDER PROPOSALS

Any of our shareholders wishing to have a proposal considered for inclusion in our 2013 proxy solicitation materials must set forth such proposal in writing to be received at our corporate office no later than November 1, 2012. In addition, any shareholder wishing to nominate a candidate for Director or propose other business at the Annual Meeting must generally give us written notice on or before November 1, 2012, and the notice must provide certain specific information as pursuant to Rule 14a-8 of the rules promulgated under the Exchange Act must comply with the advance notice provisions and other requirements of our bylaws, which are on file with the SEC and may be obtained from our corporate office upon request. Our Board will review any shareholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in our 2013 proxy solicitation materials or consideration at the 2013 Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on January 2, 2013, and also retain that authority under certain other circumstances. These procedures remain unchanged from those last reported in the Company’s Schedule 14A, except for the notice dates set forth above.

41

ANNEX F

THE AUDIT COMMITTEE

The Company maintains an Audit Committee that is currently composed of two members, David A. Berry and Richard F. Suja, neither of whom is an officer or employee of the Company or any parent or subsidiary of the Company. Further, neither Mr. Berry nor Mr. Suja has any other material relationship with the Company that would interfere with their exercise of independent judgment. The Board has determined that Mr. Berry and Mr. Suja are "independent" and "financially sophisticated" as such terms are defined by the NYSE Amex.

The Company’s Board has determined that David Berry qualifies as an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K adopted pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Berry has years of experience in reading, interpreting and analyzing financial statements in his roles as more fully described in the above biographical information. Mr. Berry also qualifies as "independent" as that term is used in Item 7(d) (3) (IV) of Schedule 14A of the Exchange Act.

Item 11. Executive Compensation

COMPENSATION DISCUSSION AND ANALYSIS

Overview

The Company’s Board of Directors believes that the success of the Company is largely based on the performance and skills of its executive officers. Therefore, when determining executive compensation, the Company’s Board of Directors focuses on the concepts of rewarding executive performance and retaining and attracting top executive talent. The Company’s principal objectives with respect to executive compensation are to encourage strong executive leadership and on providing value to the Company’s stockholders.

The Company, due to its status as a “Controlled Company’ under the regulations of the NYSE Amex, is not required to have separate nominating or compensation committees and does not have such committees. The Company’s full Board of Directors regularly meets to analyze whether the compensation for the Company’s executive officers is aligned with the Company’s objectives for executive compensation. In the event an executive officer also services as a director, that individual is excluded from discussions regarding compensation. Currently, the Company’s only executive officers are its Chief Executive Officer and Chief Financial Officer.

Determination of Compensation

The Company’s Board of Directors relies on its independent judgment in determining the compensation to be paid to the Company’s executive officers. In reaching its decisions with respect to executive compensation, the Board of Directors evaluates the executive’s past performance, the executive’s inherent value to the Company and takes into account the compensation paid to executive officers by comparable companies. The Board of Directors’ goal is to align executive officer compensation with the value that those executive officers provide to the Company.

Elements of Compensation

The Company’s compensation program consists of base salary, cash bonuses, discretionary stock awards and other benefits.

The base salary for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer is determined based upon the responsibilities of the executive officer, the executive officer’s general contributions to the Company, and the skills, expertise and leadership qualities that the executive officer brings to the Company. As noted above, the base salaries for the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer are reviewed on a regular basis.

The Company’s Board of Directors maintains the discretion to pay cash bonuses to the Company’s named executive officers based on their evaluation of the executive officer. However, the Company prefers to pay executive compensation through an annual salary rather than through bonuses.

The Company’s Board of Directors also maintains the discretion to award stock to executive officers based upon the Company’s compensation strategy. Although the Company has made stock awards to executive officers in the past and may do so in the future, because the Company prefers to pay executive officers through salary, such stock awards are not common.

42

ANNEX F

Chief Executive Officer Compensation

The Company’s Board of Directors considered a variety of factors when determining the compensation to be paid to the Company’s Chief Executive Officer. Ms. Mayberry was paid $200,000 in salary during the fiscal year ended June 30, 2012 pursuant to her employment contract. The Board of Directors based Ms. Mayberry’s compensation on her record of performance for other companies and for the skills and expertise that she offered the Company. The Board of Directors also considered salaries paid to comparable executives by peer companies.

Chief Financial Officer Compensation

Randy Butler was paid $130,000 in salary during the fiscal period ended June 30, 2012 pursuant to his employment agreement. The Board of Directors based Mr. Butler’s compensation on his record of performance for other companies and for the skills and expertise that he offered the Company. The Board of Directors also considered salaries paid to comparable executives by peer companies.

Compensation for Named Executives

The following table sets forth certain information concerning the compensation paid or accrued by the Company for services rendered during the Company’s past three fiscal periods ended June 30, 2012, 2011 and 2010 by our Chief Executive Officer, Chief Financial Officer, and Chief Operating Officer. The Company had no other executive officers during fiscal 2012.

EXECUTIVE COMPENSATION TABLE

	Fiscal Period
	Ended
	June 30, 2012	Annual Salary	Annual Bonus	Stock	Other
Name and Principal Position	2011 and 2010	Compensation	Compensation	Awards	Compensation	Total
John F. Fisbeck, CEO, 1	2010	$180,000				$180,000
P. Andy Rayl, COO, 2	2011	$99,000				$99,000
	2010	$105,000				$105,000
Tena Mayberry, CEO, 3	2012	$200,000	$30,000	$5,1007		$235,107
	2011	$200,000	$25,000	$13,4005		$238,405
	2010	$180,000	$20,000			$200,000
Randy Butler, CFO, 4	2012	$130,000	$30,000	$2,5508		$162,558
	2011	$130,000	$10,000	$10,0506		$150,056
	2010	$130,000				$130,000

(1)	John Fisbeck’s term as the Company’s CEO ended on January 15, 2010, when he resigned from the Company.
(2)	P. Andy Rayl was employed as the Company’s COO from May 8, 2008 to April 1, 2011.
(3)	Tena Mayberry began her term as the Company’s President on April 13, 2009 and as the Company’s CEO on January 1, 2010.
(4)	Randy Butler began his term as the Company’s Chief Financial Officer on April 2, 2009.
(5)	Represents the aggregate fair value of 20,000 shares of unrestricted common stock granted on April 6, 2011 at a price of $0.67 per share, which represents the closing price of the Company’s shares on the grant date.
(6)	Represents the aggregate fair value of 15,000 shares of unrestricted common stock granted on April 6, 2011 at a price of $0.67 per share, which represents the closing price of the Company’s shares on the grant date.
(7)	Represents the aggregate fair value of 10,000 shares of unrestricted common stock granted on February 20, 2012 at a price of $0.51 per share, which represents the closing price of the Company’s shares on the grant date.
(8)	Represents the aggregate fair value of 5,000 shares of unrestricted common stock granted on February 20, 2012 at a price of $0.51 per share, which represents the closing price of the Company’s shares on the grant date.

Grant of Plan Based Awards

On April 6, 2011, Tena Mayberry was awarded 20,000 shares of common stock in accordance with her employment agreement.

On April 6, 2011, Randy Butler was awarded 15,000 shares of common stock in accordance with his employment agreement.

On February 20, 2012, Tena Mayberry was awarded 10,000 shares of common stock in accordance with her employment agreement.

43

ANNEX F

On February 20, 2012, Randy Butler was awarded 5,000 shares of common stock in accordance with her employment agreement.

No other plan-based awards were made to the named executive officers during the fiscal period ended June 30, 2012, 2011 and 2010.

Outstanding Equity Awards

There were no outstanding equity awards for the named executive officers as of the end of the fiscal period ended June 30, 2012.

Option Exercises and Vested Stock

There were no option/SAR exercises during the fiscal period ended June 30, 2012 by any of the named executive officers and there are currently no outstanding unexercised options or SARs held by any of the named executive officers.

Pension Benefits

None of the named executive officers held any pension benefits as of the end of the fiscal period ended June 30, 2012.

Non-Qualified Deferred Compensation Plans

None of the named executive officers was the beneficiary of any non-qualified deferred compensation plan during the fiscal period ended June 30, 2012.

Compensation of Directors

The following table sets forth the compensation paid to all Directors of the Company during the fiscal period ended June 30, 2012:

DIRECTOR COMPENSATION TABLE

	Fees Earned or	All Other
Name	paid in Cash	Compensation	Total

David A. Berry	$12,000		$12,000
Richard F. Suja	$12,000		$12,000
Paul J. Hayes	$12,000		$12,000

Pursuant to the Company’s policies, Directors who are also employees of the Company receive no compensation for their service as directors. The Company determines the compensation paid to its directors based upon its goals of maintaining active and well-qualified directors and based upon its evaluation of the reasonable compensation for the services rendered by its non-employee directors.

Compensation Committee Interlocks and Insider Participation

There were no compensation committee interlocks or insider participation during the fiscal period ended June 30, 2012.

Compensation Committee Report

The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis set forth above and based upon this review and discussions the Board of Directors has recommended inclusion of that Compensation Discussion and Analysis in this Annual Report on Form 10-K.

David A. Berry

Richard F. Suja

44

ANNEX F

Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters

Shares Authorized for Issuance under Equity Compensation Plans

The following information presents a summary of the Company’s equity compensation plans as of June 30, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
Equity Compensation Plan Approved by Shareholders (1)	890,783	$0.00	109,217
Total	890,783	$0.00	109,217

(1)	Includes the 2006 Equity Incentive Plan

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Security Ownership of Certain Beneficial Owners

The following table sets forth information as of June 30, 2012 with respect to the only persons or groups known to the Company who may be deemed to beneficially own more than five percent of the Company’s voting securities (i.e. Common Stock).

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common Stock	Carter M. Fortune 6402 Corporate Drive Indianapolis, IN 46278	7,344,687	(2)	60%

(1)	As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security that such person had the right to acquire within 60 days after June 30, 2012. "Beneficial ownership" also includes that ownership of shares that may be imputed to any control group of the Company.

(2)	As the sole member of 14 West, LLC, Carter M. Fortune has sole voting and dispositive power over 1,259,834 (10%) shares of the Company’s Common Stock held by that entity, therefore 1,259,834 shares are included within the beneficial holdings of Mr. Fortune in the above table.

Security Ownership of Management

The following table sets forth information as of June 30, 2012 with respect to (i) each current Director, (ii) all individuals currently serving as the Company’s executive officers (as defined in Item 402(a)(3) of Regulation S-K) as of the above date, and (iii) all current Directors and all such executive officers as a group. Unless otherwise noted, each holder has sole voting and investment power with respect to the shares of the listed securities. An asterisk (*) indicates beneficial ownership of less than one percent.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common Stock	Carter M. Fortune; 6402 Corporate Drive Indianapolis, IN 46278	7,344,687	(2)	60%
Common Stock	David A. Berry; 6402 Corporate Drive Indianapolis, IN 46278	10,000		*
Common Stock	Tena Mayberry; 6402 Corporate Drive Indianapolis, IN 46278	50,000		*
Common Stock	Randy Butler; 6402 Corporate Drive Indianapolis, IN 46278	30,000		*
Common Stock	All current executive officers and Directors as a group	7,434,687		61%

(1)	As used in this table, "beneficial ownership" of securities means the sole or shared power to vote, or to direct the voting of, such securities, or the sole or shared investment power with respect to such securities, including the power to dispose of, or to direct the disposition of, such securities. In addition, for purposes of this table, a person is deemed to have "beneficial ownership" of any security that such person had the right to acquire within 60 days after June 30, 2012.
(2)	As the sole member of 14 West, LLC, Carter M. Fortune has sole voting and dispositive power over 1,259,834 (10%) shares of the Company’s Common Stock held by that entity, therefore 1,259,834 shares are included within the beneficial holdings of Mr. Fortune in the above table.

45

ANNEX F

CHANGES IN CONTROL

On March 26, 2012, CEP, Inc., a Tennessee corporation (“Parent”), CEP Merger Sub, Inc., a Tennessee corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and Fortune Industries, Inc., an Indiana corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) whereby Merger Sub will merge with and into the Company (the “Merger”) with the Company surviving as a subsidiary of CEP (the “Surviving Corporation”). The Surviving Corporation will continue to be named “Fortune Industries, Inc.” when the merger is effective.

Further details of this transaction can be found in the Form 8-K filed on March 26, 2012 and the Agreement and Plan of Merger which was attached as Exhibit 10.1 of the Form 8-K. Additional information has been provided in a Fortune Proxy Statement Form 14-A filed on May 22, 2012 and Fortune Schedule 13E-3 filed on May 29, 2012.

On September 20, 2012, the Company announced that it has reached an agreement in principal to restructure its current merger agreement by planning to enter into an amended merger agreement with Ide Management Group, LLC (“Ide”), a skilled nursing facility management group headquartered in Greenfield, Indiana (the “Amended Agreement”). The Amended Agreement is subject to final documentation, completion of due diligence, regulatory compliance and other normal contingencies. Once completed, a revised Proxy Statement and the Amended Agreement will be filed with the SEC for review. Further, the Amended Agreement will result in the Company remaining registered with the Securities and Exchange Commission, and it is anticipated that it will continue to be publicly traded. Current shareholders of the Company will continue to own their Company shares.

In connection with the Amended Agreement, the Company will exchange all of its professional employer organization (“PEO”) subsidiaries for all of the common and preferred shares owned by the late Carter M. Fortune and by CEP, Inc., a Tennessee corporation which had previously entered into a merger agreement with the Company to acquire all the Company’s PEO operations. As a result of the revised transaction structure, the Company will cease being in the PEO business and through its newly acquired Ide subsidiaries, will operate a chain of over 20 skilled nursing facilities located in Indiana, Illinois, Iowa and Wisconsin.

The Amended Agreement provides that Ide will merge with a to-be formed subsidiary of the Company, and become a wholly-owned subsidiary of the Company. Mark Ide, the sole member of Ide, will receive sufficient shares of the Company in exchange for full ownership of Ide. As a result, Mr. Ide will own a substantial majority of the Company shares. In addition, Ide will pay the Company three hundred thousand dollars ($300,000) as part of the transaction, which has been deposited into an escrow account with an independent third-party bank. The terms and conditions of the escrow agreement and the revised merger transaction are more fully described in the Company’s Form 8-K filed on September 20, 2012.

Mr. Fortune has pledged his ownership holdings in the Company as collateral on certain personal debt obligations. Mr. Fortune passed away on August 25, 2012. If Mr. Fortune’s shares in the Company are not sold through the aforementioned transactions, or by some other similar transaction, and if his estate were to default on these debt obligations and the collateral is called upon by the lending institution, it could result in a potential change in control of the Company if the default may not be cured by the majority shareholder through some other means.

Item 13. Certain Relationships and Related Transactions, and Director Independence

The Company holds various operating leases for the rental of properties with Fisbeck-Fortune Development, LLC, a Company owned by its majority shareholder, the Chairman of the Board. The Company pays certain expenses including taxes, assessments, maintenance and repairs under terms of the leases. Rent expense of $45 was recognized in fiscal period 2012 under these agreements. This lease was terminated on April 1, 2012.

46

ANNEX F

Effective November 30, 2008, the Company approved a transaction to sell all of the outstanding shares of common stock of its wholly owned subsidiaries, James H Drew Corporation, Nor-Cote International, Inc., Fortune Wireless, Inc. and Commercial Solutions, Inc. The subsidiaries were sold to related party entities owned by the Company’s majority shareholders in exchange for a $10,000 reduction in the outstanding balance of the term loan note due to the majority shareholder and a three year term promissory note receivable in the amount of $3,500 whose maturity date was extended to June 30, 2012.  The promissory note receivable bears interest at prime plus 1% and is interest only for the first twelve months, with $50 and $100 monthly principal payments due in years two and three, respectively. The unpaid balance at maturity is due in lump sum payment. As of the date of this filing, the promissory note receivable was still outstanding and the Board is considering an additional extension.

Effective December 31, 2010, the Company revised its estimate regarding the collectability of the term note receivable.  Based on this change in estimate, the Company reclassified the note receivable as a reduction to its outstanding preferred stock as prescribed by a Security Agreement between the Company and the related party.  Under terms of this Security Agreement and in the event of default of the term note receivable, the Company obtains the right to equal value of the preferred stock as defined including but not limited to title, interest and dividends.  As of June 30, 2012 and the date of this filing, the Company has no intention to convert the note receivable in the foreseeable future.

As part of the terms of the sales transaction, the majority shareholder received 217,000 shares of Series C Preferred Stock in consideration for cancellation of the outstanding principal balance of the term note payable of $21.7 million. In addition, the Company converted 79,180 shares of Series B Preferred Stock previously issued to and held by the majority shareholder to 79,180 shares of Series C Preferred Stock. The Series C Preferred Stock is non-redeemable, non-voting cumulative preferred and bears annual dividends of $5 per share in years one and two subsequent to the transaction date, $6 per share in year three subsequent to the transaction date and $7 per share thereafter. Effective July 1, 2009, the Series C Preferred Stock annual dividend was modified to $2 per share in the years ending June 30, 2010 and 2011, $5 per share in the year ending June 30, 2012, $6 per share in the year ending June 30, 2013 and $7 per share thereafter.

As part of the terms of the sales transaction, the Company issued the majority shareholder 2.2 million warrants with a ten year term and an exercise price of $ .40 per share.

Item 14. Principal Accountant Fees and Services.

Our financial statements for the fiscal period ended June 30, 2012 were certified by Somerset CPA’s, P.C. (“Somerset”). The following table sets forth the aggregate fees billed to the Company by Somerset:

	Fiscal 2012	Fiscal 2011

Audit Fees	$245,000	$295,000
Audit Related Fees	90,000	100,000
Tax Fees	255,000	225,000
All Other Fees	-	-
	$590,000	$620,000

Audit Fees: The aggregate fees billed in each of the fiscal periods ended June 30, 2012 and 2011 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. These fees also include five statutory audits for certain wholly owned subsidiaries of the Company.

Audit Related Fees: The aggregate fees billed in each of the fiscal periods ended June 30, 2012 and 2011 for professional services rendered by the principal accountant for audit related fees including, primarily, consultations on various accounting and reporting matters.

Tax Fees: The aggregate fees billed in each of the fiscal periods ended June 30, 2012 and 2011 for professional services rendered by the principal accountant for tax compliance Federal and State advice.

All Other Fees: For the fiscal periods ended June 30, 2012 and 2011, the Company was not billed any additional fees for services by Somerset other than the services covered under the captions "Audit Fees", "Audit Related Fees" and "Tax Fees" above.

All services listed were pre-approved by the Audit Committee and all auditing services were performed by Somerset employees. The Audit Committee has considered whether the services described above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Somerset’s independence.

47

ANNEX F

POLICIES RELATED TO PRINCIPAL ACCOUNTANT FEES AND SERVICES

The Audit Committee has pre-approval policies and procedures, pursuant to which the Audit Committee approves the audit and permissible non-audit services provided by Somerset. The Audit Committee’s pre-approval policy is as follows: consistent with the Audit Committee’s responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee, some such services require specific approvals, whereas other services are granted general pre-approval. All requests or applications for services to be provided by the independent registered public accounting firm that do not require specific approval by the Audit Committee will be submitted to the Chief Financial Officer and must include a detailed description of the services to be rendered. The Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the independent auditor. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission‘s (“SEC’s”) rules on auditor independence. The Chief Financial Officer will immediately report any breach of this policy that comes to the attention of the Chief Financial Officer or any member of management to the chairman of the Audit Committee. Pursuant to these procedures, the Audit Committee approved the foregoing audit and permissible non-audit services provided by Somerset in fiscal 2012.

PART IV

Item 15. Exhibits and Financial Statement Schedules.

The following financial statements, schedules and exhibits are filed as part of this Report:

(1)	Financial Statements. Reference is made to the Index to Consolidated Financial Statements on page 20 of this Report.
(2)	All schedules are omitted because they are not applicable or the required information is shown in the financial statements or the notes to the financial statements.
(3)	List of Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Share Exchange entered into April 13, 2007 (1)
3.1	Second Amended and Restated Articles of Incorporation (2)
3.2	Second Amended and Restated Code of Bylaws (3)
10.1	Term Loan Note (4)
21.1	List of subsidiaries (5)
23.1	Consent of Independent Registered Public Accounting Firm (5)
31.1	Certificate Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by Tena Mayberry. (5)
31.2	Certificate Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 by Randy Butler. (5)
32.1	Certificate Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Tena Mayberry. (5)
32.2	Certificate Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 by Randy Butler. (5)

Notes to Exhibits:

1.	This exhibit is incorporated by reference from the Company’s Current Report on Form 8-K, dated April 19, 2007.
2.	This exhibit is incorporated by reference from the Company’s Annual Report on Form 10-K, dated September 28, 2009.
3.	This exhibit is incorporated by reference from the Company’s Current Report on Form 8-K, dated December 27, 2006.
4.	This exhibit is incorporated by reference from the Company’s Current Report on Form 8-K, dated June 5, 2008.
5.	Attached hereto.

48

ANNEX F

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FORTUNE INDUSTRIES, INC.

Date: September 28, 2012	By:	/s/ Tena Mayberry
Tena Mayberry,
Chief Executive Officer

Date: September 28, 2012	By:	/s/ Randy Butler
Randy Butler
Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: September 28, 2012	/s/ David A. Berry
David A. Berry, Director

Date: September 28, 2012	/s/ Richard F. Suja
Richard F. Suja, Director

49

ANNEX F

EXHIBIT 21.1

FORTUNE INDUSTRIES, INC.

SUBSIDIARIES

Subsidiary Name	State of Incorporation/Organization
Century II ASO, Inc.	Tennessee Corporation (a subsidiary of CSM, Inc.)
Century II Services, Inc.	Tennessee Corporation (a subsidiary of CSM, Inc.)
Century II Staffing, Inc.	Tennessee Corporation (a subsidiary of CSM, Inc.)
Century II Staffing TN, Inc.	Tennessee Corporation (a subsidiary of Century II Staffing, Inc.)
Century II Staffing USA, Inc.	Tennessee Corporation (a subsidiary of Century II Staffing, Inc.)
CSM, Inc.	Tennessee Corporation
Employer Solutions Group, Inc.	Utah Corporation
Employer Solutions Group of Idaho, Inc.	Idaho Corporation (a subsidiary of Employer Solutions Group, Inc.)
Employer Solutions Group of SLC, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
Employer Solutions Group of Utah, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
Employer Staffing Group, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Achievement, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Administration, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Assistance, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Consulting, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Direction, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Entities, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG of Florida, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Fulfillment, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Insurance, Inc.	Utah Corporation (a subsidiary of Fortune Industries, Inc.)
ESG Management, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Offerings, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Services, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Success, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
ESG Supervision, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
Fortune Staffing, Inc.	Indiana Corporation
Haslem Enterprises, Inc. III	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
Kingston Sales Corporation	Indiana Corporation
Precision Employee Management, L.L.C.	Arizona Limited Liability Company (a subsidiary of Employer Solutions Group, Inc.)
Professional Staff Management, Inc.	Indiana Corporation
Professional Staff Management, Inc. II	Indiana Corporation
Professional Staff Management ASO, Inc.	Indiana Corporation (a subsidiary of Professional Staff Management, Inc.)
Pro Staff, Inc.	Indiana Corporation
PSM Financial Services, LLC	Indiana Limited Liability Company (a subsidiary of Professional Staff Management, Inc.)
Sageland Flagging, Inc.	Utah Corporation (a subsidiary of Employer Solutions Group, Inc.)
Telecom Technology, Corp.	Indiana Corporation

50

ANNEX F

Consent of Registered Independent Public Accounting Firm

Fortune Industries, Inc.

Indianapolis, Indiana

We consent the use of our audit report dated September 28, 2012, with respect to the consolidated balances sheets of Fortune Industries, Inc. and Subsidiaries as of June 30, 2012 and 2011 and the related consolidated statements of operations, changes in shareholders’ equity and cash flows for each of the three fiscal years ended June 30, 2012, 2011 and 2010.

/s/ SOMERSET CPAs, P.C.

Indianapolis, Indiana

September 28, 2012

51

ANNEX F

 EXHIBIT 31.1

CERTIFICATION

I, Tena Mayberry, Chief Executive Officer, certify that:

1.	I have reviewed this annual report on Form 10-K of Fortune Industries, Inc.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Industries, Inc. as of, and for, the period presented in this annual report;

4.	Fortune Industries, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Industries, Inc. and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of Fortune Industries, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d)	disclosed in this report any change in Fortune Industries, Inc.’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Fortune Industries, Inc.’s internal control over financial reporting; and

5.	Fortune Industries, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Industries, Inc.'s auditors and the audit committee of Fortune Industries, Inc.'s board of directors (or others performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Industries, Inc.'s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Industries, Inc.'s internal control over financial reporting.

Date: September 28, 2012	By: /s/ Tena Mayberry
Tena Mayberry
Chief Executive Officer

52

ANNEX F

EXHIBIT 31.2

CERTIFICATION

I, Randy Butler, Chief Financial Officer, certify that:

1.	I have reviewed this annual report on Form 10-K of Fortune Industries, Inc.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Industries, Inc. as of, and for, the period presented in this annual report;

4.	Fortune Industries, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Industries, Inc. and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of Fortune Industries, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d)	disclosed in this report any change in Fortune Industries, Inc.’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Fortune Industries, Inc.’s internal control over financial reporting; and

5.	Fortune Industries, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Industries, Inc.'s auditors and the audit committee of Fortune Industries, Inc.'s board of directors (or others performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Industries, Inc.'s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Industries, Inc.'s internal control over financial reporting.

Date: September 28, 2012	By: /s/ Randy Butler
Randy Butler
Chief Financial Officer

53

ANNEX F

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-K for the period ending June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tena Mayberry, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2012	By: /s/ Tena Mayberry
Tena Mayberry
Chief Executive Officer

54

ANNEX F

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-K for the period ending June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy Butler, Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.          The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.          The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: September 28, 2012	By: /s/ Randy Butler
Randy Butler
Chief Financial Officer

55

ANNEX G

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 10-Q

☒ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended December 31, 2012

☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Commission file number: 1-32543

FORTUNE INDUSTRIES, INC.

(Exact name of Registrant as specified in its charter)

INDIANA	20-2803889
(State or other jurisdiction of	(IRS Employer
incorporation or organization)	Identification Number)

6402 Corporate Drive	46278
Indianapolis, IN	(Zip Code)
(Address of principal executive offices)

(317) 532-1374

(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒   No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company (as defined in Rule 12b-2 of the Exchange Act).

Large accelerated filer ☐	Accelerated filer ☐

Non-accelerated filer ☐	Smaller reporting company ☒
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes ☐   No ☒

As of February 11, 2013, 12,287,290 shares of the Company’s $0.10 per share par value common stock were outstanding.

ANNEX G

FORTUNE INDUSTRIES, INC.

FORM 10-Q

For The Quarterly Period Ended December 31, 2012

1

ANNEX G

PART 1 - FINANCIAL INFORMATION

Item 1. Financial Statements.

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	December 31,	June 30,
	2012	2012

ASSETS
CURRENT ASSETS

Cash and equivalents	$6,430	$5,312
Restricted cash (Note 1)	2,123	2,397
Accounts receivable, net of allowance for doubtful accounts of $147 and $15	2,814	3,092
Deferred tax asset	1,500	1,500
Prepaid expenses and other current assets	502	483
Total Current Assets	13,369	12,784

OTHER ASSETS
Property, plant & equipment, net of accumulated depreciation of $1,850 and $1,799	173	139
Deferred tax asset	1,250	1,250
Goodwill	12,379	12,379
Other intangible assets, net of accumulated amortization of $2,755 and $2,609	1,841	2,044
Other long-term assets	59	66
Total Other Assets	15,702	15,878

TOTAL ASSETS	$29,071	$28,662

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

2

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS (CONTINUED)

(DOLLARS IN THOUSANDS)

	December 31,	June 30,
	2012	2012

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES

Accounts payable	$508	$881
Workers' compensation reserves	558	632
Customer deposits	92	92
Accrued expenses	7,425	7,085
Total Current Liabilities	8,583	8,690

LONG-TERM LIABILITIES
Workers' compensation reserves	624	624

Total Liabilities	9,207	9,314

SHAREHOLDERS' EQUITY (NOTE 3)

Common stock, $0.10 par value; 150,000,000 authorized; 12,287,290 issued and outstanding at December 31, 2012 and June 30, 2012	1,226	1,226
Series C preferred stock, $0.10 par value; 1,000,000 authorized; 296,180 issued and outstanding at December 31, 2012 and June 30, 2012	27,133	27,133
Treasury stock, at cost, 214,444 shares at December 31, 2012 and June 30, 2012	(809)	(809)
Additional paid-in capital and warrants outstanding	20,383	20,383
Accumulated deficit	(28,069)	(28,585)
Total Shareholders' Equity	19,864	19,348

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$29,071	$28,662

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

3

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	For the Three Months Ended		For the Six Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011

REVENUES	$13,739	$14,836	$27,499	$30,631
COST OF REVENUES	10,551	11,726	21,065	24,272

GROSS PROFIT	3,188	3,110	6,434	6,359

OPERATING EXPENSES
Selling, general and administrative expenses	2,523	2,553	4,768	4,916
Depreciation and amortization	131	133	261	267
Total Operating Expenses	2,654	2,686	5,029	5,183
OPERATING INCOME	534	424	1,405	1,176

OTHER INCOME (EXPENSE)
Interest income	4	6	10	17
Interest expense	(1)	(3)	(1)	(7)
Other income	-	(4)	-	-
Total Other Income (Expense)	3	(1)	9	10
INCOME BEFORE PROVISION FOR INCOME TAXES	537	423	1,414	1,186
Provision for income taxes	15	6	84	39
NET INCOME	522	417	1,330	1,147
Preferred stock dividends	407	339	814	678

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$115	$78	$516	$469

BASIC INCOME PER COMMON SHARE	$0.01	$0.01	$0.04	$0.04

Basic Weighted Average Shares Outstanding	12,287,290	12,270,790	12,287,290	12,270,790

DILUTED INCOME PER COMMON SHARE	$0.01	$0.01	$0.04	$0.03

Diluted Weighted Average Shares Outstanding	14,593,290	14,593,290	14,593,290	14,593,290

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

4

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

(DOLLARS IN THOUSANDS)

				Additional
				Paid-in Capital		Total
	Common	Preferred	Treasury	and Warrants	Accumulated	Shareholders'
	Stock	Stock	Stock	Outstanding	Deficit	Equity

BALANCE AT JUNE 30, 2012 (Audited)	$1,226	$27,133	$(809)	$20,383	$(28,585)	$19,348

Net income	-	-	-	-	1,330	1,330
Preferred stock dividends	-	-	-	-	(814)	(814)

BALANCE AT DECEMBER 31, 2012 (Unaudited)	$1,226	$27,133	$(809)	$20,383	$(28,069)	$19,864

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

5

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(DOLLARS IN THOUSANDS)

(UNAUDITED)

	For the Six Months Ended
	December 31,	December 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$1,330	$1,147
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	260	267
Provision for losses on accounts receivable	132	29
Changes in certain operating assets and liabilities:
Restricted cash	274	(1)
Accounts receivable	146	(703)
Prepaid assets and other current assets	(19)	338
Other long-term assets	7	(34)
Accounts payable	(373)	188
Workers' compensation reserves	(74)	235
Customer deposits	-	(2,426)
Accrued expenses	340	2,012
Net Cash Provided by Operating Activities	2,023	1,052

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(91)	(7)
Net Cash Used in Investing Activities	(91)	(7)

CASH FLOWS FROM FINANCING ACTIVITIES
Payments on term debt	-	(250)
Dividends paid on preferred stock	(814)	(678)
Net Cash Used in Financing Activities	(814)	(928)

NET INCREASE IN CASH AND EQUIVALENTS	1,118	117

CASH AND EQUIVALENTS
Beginning of Period	5,312	6,036

End of Period	$6,430	$6,153

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

6

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

(DOLLARS IN THOUSANDS)

(UNAUDITED)

	For the Six Months Ended
	December 31,	December 31,
	2012	2011
SUPPLEMENTAL DISCLOSURES
Interest paid	$1	$8

Income taxes paid	$84	$40

See Accompanying Notes to the Unaudited Interim Consolidated Financial Statements

7

ANNEX G

FORTUNE INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(DOLLARS IN THOUSANDS UNLESS OTHERWISE INDICATED,

EXCEPT PER SHARE DATA)

(UNAUDITED)

NOTE 1 - NATURE OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

Basis of Presentation: The financial data presented herein is unaudited and should be read in conjunction with the consolidated financial statements and accompanying notes included in the 2012 Annual Report on Form 10-K filed by Fortune Industries, Inc. (which, together with its subsidiaries unless the context requires otherwise, shall be referred to herein as the “Company”). The consolidated balance sheet at June 30, 2012 has been derived from the audited financial statements at that date, but does not include all of the information or footnotes required by accounting principles generally accepted in the United States for complete financial statements. The Company’s consolidated balance sheet at December 31, 2012 and the consolidated statements of operations, cash flows and shareholders’ equity for the period ended December 31, 2012 have been prepared by the Company without audit. These unaudited financial statements contain, in the opinion of management, all adjustments (consisting of normal accruals and other recurring adjustments) necessary for a fair presentation of the consolidated financial position, results of operations, and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States. The Company has evaluated subsequent events through the time these financial statements in the Form 10-Q report were filed with the Securities and Exchange Commission. The operating results for the six month period ended December 31, 2012 are not necessarily indicative of the operating results to be expected for the full fiscal year.

Nature of Business: Fortune Industries, Inc. is an Indiana corporation comprised of Professional Employer Organizations (PEOs) which provide full-service human resources outsourcing services through co-employment relationships with its clients.  Wholly owned subsidiaries operating in this industry include Professional Staff Management, Inc. and related entities (“PSM”); CSM, Inc. and related subsidiaries (“CSM”); and Employer Solutions Group, Inc. and related subsidiaries (“ESG”).

The Company bills its clients under Professional Services Agreements as licensed PEOs.  The billing includes amounts for the client’s gross wages, payroll taxes, employee benefits, workers’ compensation insurance and an administration fee.  The administration fee charged by the Company is typically a percentage of the gross payroll and is sufficient to allow the Company to provide payroll administration services, human resources consulting services, worksite safety training, and employment regulatory compliance.

The component of the administration fee related to administration varies, in part, according to the size of the client, the amount and frequency of payroll payments and the delivery method of such payments.  The component of the administration fee related to health, workers’ compensation and unemployment insurance is based, in part, on the client’s historical claims experience.  Charges by the Company are invoiced along with each periodic payroll delivered to the client.

Through the co-employment contractual relationship, the Company becomes the employer of record for all payroll related taxes and, as such, all payroll-related taxes are filed on the Company’s federal, state, and local tax identification numbers with the exception of states that require client identification for state unemployment taxes.  PEO clients are not required to file any payroll related taxes on their own behalf.  The calculations of amounts the Company owes and pays the various government and employment insurance vendors are based on the experience levels and activity of the Company and its clients.

Restricted Cash: Restricted cash includes certificates of deposits for letters of credit issued to collateralize the Company’s obligations under its various workers’ compensation programs and state licensing requirements. At December 31, 2012, the Company had $2,123 in total restricted cash. Of this amount, $1,850 is restricted for its various workers’ compensation programs in accordance with terms of insurance carrier agreements, and the remainder is restricted for certain standby letters of credit in accordance with various state regulations.

Goodwill and Other Indefinite-Lived Intangible Assets: Goodwill and other intangible assets with indeterminate lives are assessed for impairment at least annually and more often as triggering events occur. In making this assessment, management relies on a number of factors including operating results, business plans, economic projections, anticipated future cash flows, and transactions and market place data. There are inherent uncertainties related to these factors and management’s judgment in applying them to the analysis of both goodwill and other intangible assets impairment. Since management’s judgment is involved in performing goodwill and other intangible assets valuation analyses, there is risk that the carrying value of the goodwill and other intangible assets may be overstated or understated.

The Company has elected to perform the annual impairment assessment of recorded goodwill and other indefinite-lived intangible assets as of the end of its fiscal year. Management has assessed qualitative factors, to determine whether it is necessary to perform the two-step quantitative impairment test, and determined it is more likely than not that its fair value exceeds the carrying amount.

8

ANNEX G

Workers’ Compensation: The Company's PSM, CSM and ESG subsidiaries maintain fully funded, high deductible workers compensation insurance programs. Under the insurance policies established at each company, PSM and CSM’s deductible liability is limited to $250 per incident, with an aggregate liability limit of approximately $2,000. Under the insurance policy established at ESG, the deductible liability is limited to $350 per incident, with no aggregate liability limit.

NOTE 2- EQUITY INCENTIVE PLANS AND OTHER STOCK COMPENSATION

Restricted Share Units

Effective April 13, 2006, the Company’s shareholders approved the 2006 Equity Incentive Plan. Under terms of the 2006 Equity Incentive Plan, the Company may grant options, restricted share units and other stock-based awards to its management personnel as well as other individuals for up to 1.0 million shares of common stock. During the six month period ended December 31, 2012, no restricted share units were issued under this plan.

NOTE 3- SHAREHOLDERS’ EQUITY

Common Stock

The Company did not issue any shares of common stock during the six month period ended December 31, 2012.

Preferred Stock

On September 25, 2009, the Company reached an agreement with the Chairman to amend the dividend rates on the Series C Preferred Stock with an effective date of July 1, 2009. From the effective date forward the Series C Preferred Stock will bear an annual dividend of $2 per share in the years ending June 30, 2010 and 2011, $5 per share in the year ending June 30, 2012, $6 per share in the year ending June 30, 2013 and $7 per share thereafter. All other items of the Series C Preferred Shares remained unchanged. Dividends of $814 and $678 were declared for the six months ended December 31, 2012 and December 31, 2011 respectively.

Effective December 31, 2010, the Company revised its estimate regarding the collectability of its $2,500 term note receivable with a related party. Based on this change in estimate, the Company reclassified the note receivable as a reduction to its outstanding preferred stock as prescribed by a Security Agreement between the Company and the related party. Under terms of this Security Agreement and in the event of default of the term note receivable, the Company obtains the right to equal value of the preferred stock as defined including but not limited to title, interest and dividends. As of December 31, 2012 and the date of this filing, the Company has no intention to convert the note receivable in the foreseeable future.

NOTE 4- INCOME TAXES

ASC 740 requires a valuation allowance to reduce the deferred tax assets reported, if at December 31, 2012, the Company had federal tax operating losses based on the weight of the evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized.

This evidence includes consideration of various uncertainties that management has identified as risk factors to the Company. Recent events, including significant turmoil within the domestic and foreign financial markets, healthcare legislation and increasing unemployment tax rates and taxable wage thresholds, more than likely are expected to contribute to atypical customer attrition and decreased gross profits. Additionally, since the divesture of certain segments in fiscal 2009 unrelated to the Company’s current focus of full service human resources, the Company has had positive results for the last five fiscal periods for financial reporting purposes including the current period. However, the Company has not evidenced a similar trend for income tax reporting purposes, experiencing net operating losses in four of prior seven fiscal periods, with the current, 2012 and 2011 fiscal years as the exception. These taxable losses are primarily the result of permanent timing differences related to the amortization of certain intangible assets for income tax purposes through 2022. The Company’s deferred tax assets and liabilities are susceptible to erratic changes due to the inherent unpredictable nature of the Company’s insurance claim liabilities and sensitivity to unemployment and wage volatility. Changes in the economy and federal and state legislature, both favorable and unfavorable, will impact management’s assumptions and estimates in future periods.

After consideration of the evidence, both positive and negative, management has determined that a $4.8 million and $5.3 million valuation allowance at December 31, 2012 and June 30, 2012, respectively, is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. The change in the valuation allowance is $0.5 million for the six months ended December 31, 2012. The Company has federal net operating loss carry forwards of approximately $9.5 million and $10.8 million at December 31, 2012 and June 30, 2012, respectively, which expire between 2021 and 2030. The Company has state net operating loss carry forwards of approximately $9.7 million and $11.0 million at December 31, 2012 and June 30, 2012, respectively.

9

ANNEX G

Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations.

Statements contained in this document, as well as some statements by the Company in periodic press releases and oral statements of Company officials during presentations about the Company constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”).  Forward-looking statements include statements that are predictive in nature, depend on or refer to future events or conditions, which include words such as “expect,” “estimate,” “anticipate,” “predict,” “believe” and similar expressions. These statements are based on the current intent, belief or expectation of the Company with respect to, among other things, trends affecting the Company’s financial condition or results of operations.  These statements are not guaranties of future performance and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Actual events and results involve risks and uncertainties and may differ materially from those expressed or forecasted in forward-looking statements due to a number of factors.  Factors that might cause or contribute to such differences, include, but are not limited to, the risks and uncertainties that are discussed under the heading “Risk Factors” disclosed within Form 10-K for the year ended June 30, 2012. Readers should carefully review the risk factors referred to above and the other documents filed by the Company with the Securities and Exchange Commission.

OVERVIEW

Fortune Industries, Inc. is a holding company of providers of full service human resources outsourcing services through co-employment relationships with the company’s clients. The terms “we”, “our”, “us”, “the Company”, and “management” as used herein refers to Fortune Industries, Inc. and its subsidiaries unless the context otherwise requires.

Our operations are largely decentralized from the corporate office. Autonomy is given to subsidiary entities, and there are few integrated business functions (i.e. sales, marketing, purchasing and accounting). Day-to-day operating decisions are made by subsidiary management teams. Our Corporate management team assists in operational decisions when deemed necessary, selects subsidiary management teams and handles capital allocation among our operations.

We were incorporated in the state of Delaware in 1988, restructured in 2000 and re-domesticated to the state of Indiana in May 2005.

On September 20, 2012, the Company announced that it has reached an agreement in principal to restructure its current merger agreement by planning to enter into an amended merger agreement with Ide Management Group, LLC (“Ide”), a skilled nursing facility management group headquartered in Greenfield, Indiana (the “Amended Agreement”). However, on December 28, 2012, the Company announced that it had entered into a Termination of Escrow Agreement with Ide whereby the Company determined not to go forward with the negotiations of a definitive agreement and agreed to terminate the Escrow Agreement entered into on September 19, 2012. The escrow funds deposited by Ide pursuant to the Escrow Agreement have been disbursed to Ide.

As a result of the termination of discussions with Ide, our board of directors has authorized the Company to resume the work necessary to complete the original merger transaction with CEP, Inc. and CEP Merger Sub, Inc.

Mr. Fortune has pledged his ownership holdings in the Company as collateral on certain personal debt obligations. Mr. Fortune passed away on August 25, 2012. If his estate were to default on these debt obligations and the collateral is called upon by the lending institution, it could result in a potential change in control of the Company if the default may not be cured by the majority shareholder through some other means.

CRITICAL ACCOUNTING POLICIES

The Company’s accounting policies, which are in compliance with accounting principles generally accepted in the United States, require application of methodologies, estimates and judgments that have a significant impact on the results reported in the Company’s financial statements. Those policies that, in the belief of management, are critical and require the use of complex judgment in their application, are disclosed on the Company’s Form 10-K for the year ended June 30, 2012. Since June 30, 2012, there have been no material changes to the Company’s critical accounting policies, except for the following:

New Accounting Pronouncements

In September 2011, the FASB issued ASU 2011-08, “Testing Goodwill for Impairment”. The objective of this ASU is to simplify how an entity tests goodwill for impairment. The new guidance will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the two-step quantitative goodwill impairment test. An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this ASU are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before September 15, 2011, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

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ANNEX G

In July 2012, the FASB issued ASU 2012-02, “Testing Indefinite-Lived Intangible Assets for Impairment”. The objective of this ASU is to simplify how an entity tests indefinite-lived intangibles for impairment. The new guidance will allow an entity to first assess qualitative factors to determine whether it is necessary to perform the quantitative indefinite-lived intangible assets impairment test. An entity no longer will be required to calculate the fair value of a reporting unit unless the entity determines, based on a qualitative assessment, that it is more likely than not that its fair value is less than its carrying amount. The amendments in this ASU are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim goodwill impairment tests performed as of a date before July 27, 2012, if a public entity’s financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance.

Other new pronouncements issued but not effective until after December 31, 2012, are not expected to have a significant effect on the Company’s consolidated financial statements.

Income Taxes

Deferred tax assets are recognized for taxable temporary differences, tax credit and net operating loss carry forwards. These assets are reduced by a valuation allowance, which is established when it is more likely than not that some portion or all of the deferred tax assets will not be realized. For this purpose, management considered evidence, both positive and negative, regarding various uncertainties identified as risk factors to the Company. Recent events, including significant turmoil within the domestic and foreign financial markets, healthcare legislation and increasing unemployment tax rates and taxable wage thresholds, more than likely are expected to contribute to atypical customer attrition and decreased gross profits. Additionally, since the divesture of certain segments in fiscal 2009 unrelated to the Company’s current focus of full service human resources, the Company has had positive results for the last five fiscal periods for financial reporting purposes, including the current period. However, the Company has not evidenced a similar trend for income tax reporting purposes, experiencing net operating losses in four of prior seven fiscal periods, with the current, 2012 and 2011 fiscal years as the exception. These taxable losses are primarily the result of permanent timing differences related to the amortization of certain intangible assets for income tax purposes through 2022. The Company’s deferred tax assets and liabilities are susceptible to erratic changes due to the inherent unpredictable nature of the Company’s insurance claim liabilities and sensitivity to unemployment and wage volatility. Changes in the economy and federal and state legislature, both favorable and unfavorable, will impact management’s assumptions and estimates in future periods.

As of December 31, 2012, management has determined that a 86% valuation allowance against the Company’s $3.8 million component of deferred tax assets generated by the net operating loss carry forward of $9.5 million is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This represents a decrease from the prior fiscal year’s 87% allowance as the Company experienced positive taxable earnings in the current fiscal year for the third time in seven years. As a result, management elected to limit the valuation allowance release to 14% as the Company has not established a significant historical trend of taxable earnings. As of December 31, 2012, management has also determined that a $1.5 million valuation allowance against the Company’s $3.8 million of deferred tax assets generated by book versus tax differences of certain assets and liabilities is necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This 40% valuation allowance represents a decrease from the prior fiscal year’s 42% due to the aforementioned earnings trend. The Company released $0.5 million of the valuation allowance in fiscal 2013 due to the positive earnings in the Company’s operations and projected earnings for the remainder of fiscal 2013 and 2014.

As of June 30, 2012, management had determined that a 87% valuation allowance against the Company’s $4.3 million component of deferred tax assets generated by the net operating loss carry forward of $10.8 million was necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This represented a decrease from the prior fiscal year’s 90% allowance as the Company experienced positive taxable earnings in the 2012 fiscal year for the second time in six years. As a result, management elected to limit the valuation allowance release to 13% as the Company had not established a significant historical trend of taxable earnings. As of June 30, 2012, management had also determined that a $1.6 million valuation allowance against the Company’s $3.8 million of deferred tax assets generated by book versus tax differences of certain assets and liabilities was necessary to reduce the deferred tax assets to the amount that will more likely than not be realized. This 42% valuation allowance represented a decrease from the prior fiscal year’s 43% due to the aforementioned earnings trend. The Company released $0.9 million of the valuation allowance in fiscal 2012 due to the positive earnings in the Company’s operations and projected earnings for 2013 and 2014.

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ANNEX G

RESULTS OF OPERATIONS: COMPARISON OF THE THREE MONTH PERIODS ENDED DECEMBER 31, 2012 AND DECEMBER 31, 2011

Executive Overview of Financial Results

Gross billings for the three month periods ended December 31, 2012 and December 31, 2011 were $129.7 million and $137.2 million, respectively.

Results of operations for the three and six month periods ended December 31, 2012 and December 31, 2011 are as follows:

	Revenue for the		Operating income for the
	Three Months Ended		Three Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
	(Dollars in thousands)
Business Solutions	$13,739	$14,836	$534	$424
Holding Company	-	-	-	-
Segment Totals	$13,739	$14,836	$534	$424

Net Income Available to Common Shareholders			$115	$78

	Revenue for the		Operating income for the
	Six Months Ended		Six Months Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
	(Dollars in thousands)
Business Solutions	$27,499	$30,631	$1,405	$1,176
Holding Company	-	-	-	-
Segment Totals	$27,499	$30,631	$1,405	$1,176

Net Income Available to Common Shareholders			$516	$469

Net income available to common stock shareholders was $0.12 million or $0.01 per diluted share on revenue of $13.7 million for the three month period ended December 31, 2012 compared with net income available to common stock shareholders of $0.08 million or $0.01 per diluted share on revenue of $14.8 million for the three month period ended December 31, 2011. This represents a $1.1 million or 7.4% decrease in revenue and a $0.04 million or 47.7% increase in net income.

The decrease in revenue for the three month period ended December 31, 2012 is primarily due to the loss of a major client at both CSM and ESG effective December 31, 2011. Both clients had been with CSM or ESG over ten years and had grown to the size that they could realize some material economies of scale by bringing the service in-house.

The increase in net income available to common shareholders for the three month period ended December 31, 2012 is due to an increase in gross profit from workers compensation, benefits and taxes which more than offset the increase in preferred dividends.

Net income available to common stock shareholders was $0.52 million or $0.04 per diluted share on revenue of $27.5 million for the six month period ended December 31, 2012 compared with net income available to common stock shareholders of $0.47 million or $0.04 per diluted share on revenue of $30.6 million for the six month period ended December 31, 2011. This represents a $3.1 million or 10.2% decrease in revenue and a $0.05 million or 10.0% increase in net income.

The decrease in revenue for the six month period ended December 31, 2012 is primarily due to the loss of a major client at both CSM and ESG effective December 31, 2011. Both clients had been with CSM or ESG over ten years and had grown to the size that they could realize some material economies of scale by bringing the service in-house.

The increase in net income available to common shareholders for the six month period ended December 31, 2012 is due to an increase in gross profit from workers compensation and benefits which more than offset the increase in preferred dividends.

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ANNEX G

Results are described in further detail as follows:

 Operating results for three and six month periods ended December 31, 2012 and December 31, 2011 are as follows:

	Three Month Period Ended
	December 31, 2012		December 31, 2011
	(Dollars in thousands)
Revenues	$13,739	100.0%	$14,836	100.0%
Cost of revenues	10,551	76.8%	11,726	79.0%
Gross profit	3,188	23.2%	3,110	21.0%

Operating expenses
Selling, general and admin	2,523	18.3%	2,553	17.2%
Depreciation and amortization	131	1.0%	133	0.9%
Total operating expenses	2,654	19.3%	2,686	18.1%

Segment operating income	$534	3.9%	$424	2.9%

	Six Month Period Ended
	December 31, 2012		December 31, 2011
	(Dollars in thousands)
Revenues	$27,499	100.0%	$30,631	100.0%
Cost of revenues	21,065	76.6%	24,272	79.2%
Gross profit	6,434	23.4%	6,359	20.8%

Operating expenses
Selling, general and admin	4,768	17.3%	4,916	16.0%
Depreciation and amortization	261	1.0%	267	0.9%
Total operating expenses	5,029	18.3%	5,183	16.9%

Segment operating income	$1,405	5.1%	$1,176	3.8%

Revenue

Revenue for the three month period ended December 31, 2012 was $13.7 million, compared to $14.8 million for the three month period ended December 31, 2011, a decrease of $1.1 million or 7.4%. Revenue decreased primarily due to the loss of a major client at both CSM and ESG effective December 31, 2011. Total worksite employee count is down 1,047 employees or 7.2% from December 31, 2011. We continue to focus on growing in our target client size of 5-100 employees.

Revenue for the six month period ended December 31, 2012 was $27.5 million, compared to $30.6 million for the six month period ended December 31, 2011, a decrease of $3.1 million or 10.2%. Revenue decreased primarily due to the loss of a major client at both CSM and ESG effective December 31, 2011.

Gross Profit

Gross profit for the three month period ended December 31, 2012 was $3.2 million, representing 23.2% of revenue, compared to $3.1 million, representing 21.0% of revenue for the three month period ended December 31, 2011. Despite a 7.4% decrease in revenue, gross profit dollars increased 2.5% due to lower claims in our workers compensation programs and an increase in margin in our benefits and tax services.

Gross profit for the six month period ended December 31, 2012 was $6.4 million, representing 23.4% of revenue, compared to $6.4 million, representing 20.8% of revenue for the six month period ended December 31, 2011. Despite a 10.2% decrease in revenue, our gross margin dollars have held constant due to lower claims in our workers compensation programs and an increase in margin in our benefits services.

Operating Income

Operating income for the three month period ended December 31, 2012 was $0.53 million, compared to operating income of $0.42 million for the three month period ended December 31, 2011, an increase of $0.11 million or 25.9% due to improved gross margin as discussed above.

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ANNEX G

Operating income for the six month period ended December 31, 2012 was $1.4 million, compared to operating income of $1.2 million for the six month period ended December 31, 2011, an increase of $0.2 million or 19.5% due to improved gross margin as discussed above.

Interest Expense

Interest expense was $0.001 million for the three and six month periods ended December 31, 2012, compared to $0.003 million and $0.007 million for the three and six month periods ended December 31, 2011 respectively. Our term loan was paid in full in April, 2012 so any current interest expense relates to short term vendor or government obligations.

Income Taxes

Income tax expense was $0.015 and $0.084 million for the three and six months ended December 31, 2012 compared to $0.006 and $0.039 for the three and six month periods ended December 31, 2011. The increase for both periods is due to increased profitability as compared to prior year.

LIQUIDITY AND CAPITAL RESOURCES

Our principal sources of liquidity include cash and equivalents and proceeds from debt borrowings. We had cash and equivalents of $6.4 million at December 31, 2012 and $5.3 million at June 30, 2012. The increase is primarily due to net income available to common shareholders for the first six months of $0.52 million and the reduction in restricted cash of $0.27 million which was transferred to our operating cash. Due to a reduction in projected claims in the PSM and CSM workers compensation programs, Liberty Mutual decreased the amount of collateral required to fund the programs which reduced our restricted cash requirements.

We had working capital of $4.8 million at December 31, 2012 compared with $4.1 million at June 30, 2012. The increase in working capital was a direct result of the first six months net income available to shareholders of $0.52 million. Current assets are primarily comprised of cash and equivalents and net accounts receivable. Current liabilities are primarily comprised of accounts payable, workers compensation reserves and accrued expenses.

The Company is required to collateralize its obligations under its workers’ compensation and state compliance requirements. The Company uses its cash and cash equivalents to collateralize these obligations. Restricted cash was approximately $2.1 million and $2.4 million at December 31, 2012 and June 30, 2012, respectively.

Cash Flows

Cash flows provided by operations for the six month periods ended December 31, 2012 and December 31, 2011 were $2.0 million and $1.1 million, respectively. The increase is primarily due to an increase in net income of $1.3 million.

Cash flows used in investing activities for the six month periods ended December 31, 2012 and December 31, 2011 were $0.091 million and $0.007 million, respectively. The increase is due to additional expenditures to strengthen our infrastructure and communication between subsidiaries and to prepare for the CSM conversion to the same operating platform as PSM and ESG during the fourth quarter. Once this conversion is completed, all subsidiaries will be on the same operating platform which will allow greater sharing of information and more efficiency between locations.

Cash flows used in financing activities was $0.81 million for the six month period ended December 31, 2012 compared to $0.93 million for the six month period ended December 31, 2011. The decrease is due to the payoff of the term debt in April, 2012 which saved $0.25 million which offset the increase in dividend expense of $0.14 million.

CONTRACTUAL OBLIGATIONS AND COMMERCIAL COMMITMENTS

There have been no material changes to the Company’s contractual obligations from those disclosed in the Form 10-K for the year ended June 30, 2012 under “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

OFF BALANCE SHEET ARRANGEMENTS

As is common in the industry we operate in, we have entered into certain off-balance sheet arrangements in the ordinary course of business that result in risks not directly reflected in our balance sheets. Our significant off-balance sheet transactions include liabilities associated with guarantees and letter of credit obligations.

Guarantees

Significant portions of our letters of credit are personally guaranteed by the estate of the Company’s former Chairman. Future changes to these guarantees would affect financing capacity of the Company.

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ANNEX G

Restricted Cash

Certain states and vendors require us to post letters of credit to ensure payment of taxes or payments to our vendors under workers’ compensation contracts and to guarantee performance under our contracts. Such letters of credit are generally issued by a bank or similar financial institution. The letter of credit commits the issuer to pay specified amounts to the holder of the letter of credit if the holder demonstrates that we have failed to perform specified actions. If this situation were to occur, we would be required to reimburse the issuer of the letter of credit. Depending on the circumstances of such a reimbursement, we may also have to record a charge to earnings for the reimbursement. We do not believe that it is likely that any claims will be made under a letter of credit in the foreseeable future. As of December 31, 2012, we had approximately $2.7 million in restricted cash primarily to secure obligations under our PEO contracts.

Item 3. Quantitative and Qualitative Disclosures about Market Risk

There have been no material changes from the information previously reported under “Item 7A. Quantitative and Qualitative Disclosures About Market Risk” in the Form 10-K for the year ended June 30, 2012.

Item 4. Controls and Procedures

Evaluation of Disclosure Controls and Procedures

Under the supervision and with the participation of our management, including our President/Chief Executive Officer and our Chief Financial Officer, we conducted an evaluation of our disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities Exchange Act of 1934 (the “Exchange Act”), as of the end of the period covered by this Quarterly Report on Form 10-Q. Based on the foregoing, our President/Chief Executive Officer and our Chief Financial Officer concluded that our disclosure controls and procedures were effective as of December 31, 2012.

Management Report on Internal Control over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting (as defined in Rule 13a-15(f) under the Exchange Act). Under the supervision and with the participation of our management, including the President/Chief Executive Officer and Chief Financial Officer, we evaluated the effectiveness of our internal control over financial reporting as of December 31, 2012. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission ("COSO") in Internal Control-Integrated Framework. Based upon this assessment, we determined that our internal control over financial reporting as of December 31, 2012 was effective.

This Quarterly Report does not include an attestation report of our registered public accounting firm regarding internal control over financial reporting. Management's report was not subject to attestation by our registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the company to provide only management's report.

Changes in Internal Controls

There were no changes to our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) that occurred during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

Inherent Limitations on Effectiveness of Controls

Our management, including our President/Chief Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and procedures or our internal controls will prevent all errors and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Our disclosure controls and procedures and our internal controls over financial reporting have been designed to provide reasonable assurance of achieving their objectives. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, have been detected.

PART II-OTHER INFORMATION.

Item 1. Legal Proceedings.

The Company is a party to certain pending claims that have arisen in the ordinary course of business, none of which, in the opinion of management, is expected to have a material adverse effect on the consolidated financial position, results of operations, or cash flows if adversely resolved.

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ANNEX G

On April 9, 2012, a putative class action complaint captioned Mark Haagen, individually v. Tena Mayberry, Carter M. Fortune, Paul J. Hayes, David A. Berry, Richard F. Suja, Fortune Industries, Inc., CEP, Inc., and CEP Merger Sub, Inc. was filed in the Superior Court of Indiana, Marion County Circuit, on behalf of an alleged class of the Company’s shareholders. In each case, the plaintiffs allege that members of the Board breached their fiduciary duties to the Company’s stockholders in connection with the proposed Merger (see Item 5, Other Information below) and that the Company aided and abetted the directors’ breaches of fiduciary duties. The complaint claims that the proposed Merger between the Company and Merger Sub involves an unfair price, an inadequate sales process, self-dealing and unreasonable deal protection devices. The complaints sought injunctive relief, including to enjoin or rescind the Merger, and an award of other unspecified attorneys’ and other fees and costs, in addition to other relief. On August 16, 2012 a Stipulation of Dismissal with Prejudice was filed in the Superior Court of Indiana, Marion County Circuit whereby both the plaintiff and defendant stipulated to the dismissal of this complaint.

Item 1A. Risk Factors

There have been no material changes with regard to the risk factors previously disclosed in our most recent Annual Report on Form 10-K for the year ended June 30, 2012.

Item 2. Unregistered Sales of Equity Securities and Use of Proceeds.

None

Item 3. Defaults upon Senior Securities.

None

Item 4. Mine Safety Disclosures.

Not Applicable

Item 5. Other Information.

On September 20, 2012, the Company announced that it has reached an agreement in principal to restructure its current merger agreement by planning to enter into an amended merger agreement with Ide Management Group, LLC (“Ide”), a skilled nursing facility management group headquartered in Greenfield, Indiana (the “Amended Agreement”). However, on December 28, 2012, the Company announced that it had entered into a Termination of Escrow Agreement with Ide whereby the Company determined not to go forward with the negotiations of a definitive agreement and agreed to terminate the Escrow Agreement entered into on September 19, 2012. The escrow funds deposited by Ide pursuant to the Escrow Agreement have been disbursed to Ide.

As a result of the termination of discussions with Ide, our board of directors has authorized the Company to resume the work necessary to complete the original merger transaction with CEP, Inc. and CEP Merger Sub, Inc.

Item 6. Exhibits

The following exhibits are included herein:

31.1	Rule 15d-14(a) Certification of CEO
31.2	Rule 15d-14(a) Certification of CFO
32.1	Section 1350 Certification of CEO
32.2	Section 1350 Certification of CFO

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ANNEX G

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fortune Industries, Inc.
(Registrant)

Date: February 14, 2013	By: /s/ Tena Mayberry
Tena Mayberry,
Chief Executive Officer

Date: February 14, 2013	By: /s/ Randy E. Butler
Randy E. Butler,
Chief Financial Officer

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ANNEX G

 EXHIBIT 31.1

CERTIFICATION

I, Tena Mayberry, Chief Executive Officer, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Fortune Industries, Inc.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Industries, Inc. as of, and for, the period presented in this annual report;

4.	Fortune Industries, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Industries, Inc. and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of Fortune Industries, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d)	disclosed in this report any change in Fortune Industries, Inc.’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Fortune Industries, Inc.’s internal control over financial reporting; and

5.	Fortune Industries, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Industries, Inc.'s auditors and the audit committee of Fortune Industries, Inc.'s board of directors (or others performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Industries, Inc.'s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Industries, Inc.'s internal control over financial reporting.

Date: February 14, 2013	By:	/s/ Tena Mayberry
Tena Mayberry Chief Executive Officer

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ANNEX G

EXHIBIT 31.2

CERTIFICATION

I, Randy Butler, Chief Financial Officer, certify that:

1.	I have reviewed this quarterly report on Form 10-Q of Fortune Industries, Inc.;

2.	Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.	Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Fortune Industries, Inc. as of, and for, the period presented in this annual report;

4.	Fortune Industries, Inc.'s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rules 13a-15(e) and 15d-15(e)) for Fortune Industries, Inc. and have:

a)	designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Fortune Industries, Inc., including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

b)	designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)	evaluated the effectiveness of Fortune Industries, Inc.'s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

d)	disclosed in this report any change in Fortune Industries, Inc.’s internal control over financial reporting that occurred during the most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, Fortune Industries, Inc.’s internal control over financial reporting; and

5.	Fortune Industries, Inc.'s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Fortune Industries, Inc.'s auditors and the audit committee of Fortune Industries, Inc.'s board of directors (or others performing the equivalent functions):

a)	all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Fortune Industries, Inc.'s ability to record, process, summarize and report financial information; and

b)	any fraud, whether or not material, that involves management or other employees who have a significant role in Fortune Industries, Inc.'s internal control over financial reporting.

Date: February 14, 2013	By:	Randy Butler
Tena Mayberry Chief Financial Officer

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ANNEX G

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-Q for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tena Mayberry, Chief Executive Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2013	By:	/s/ Tena Mayberry
Tena Mayberry Chief Executive Officer

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ANNEX G

EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Fortune Industries, Inc., an Indiana corporation, (the "Company") on Form 10-Q for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randy Butler, Chief Financial Officer of the Company, certify the following pursuant to Section 18, U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

1.           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.           The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2013	By:	Randy Butler
Tena Mayberry Chief Financial Officer

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